                              MORGAN STANLEY FUNDS

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         DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.

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                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
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                       MORGAN STANLEY GLOBAL EQUITY FUND
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                    MORGAN STANLEY GLOBAL FIXED INCOME FUND
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                        MORGAN STANLEY ASIAN GROWTH FUND
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                       MORGAN STANLEY AMERICAN VALUE FUND
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                           MORGAN STANLEY VALUE FUND
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                   MORGAN STANLEY WORLDWIDE HIGH INCOME FUND
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                       MORGAN STANLEY LATIN AMERICAN FUND
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                      MORGAN STANLEY EMERGING MARKETS FUND
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                     MORGAN STANLEY AGGRESSIVE EQUITY FUND
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                      MORGAN STANLEY U.S. REAL ESTATE FUND
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                         MORGAN STANLEY HIGH YIELD FUND
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                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
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                     MORGAN STANLEY GOVERNMENT OBLIGATIONS
                               MONEY MARKET FUND
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                        MORGAN STANLEY MONEY MARKET FUND
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                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1997

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                              MORGAN STANLEY FUNDS
                               TABLE OF CONTENTS

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Overview and Portfolio of Investments by Fund:
  Letter to Shareholders..............................................     1
  Performance Summary.................................................     3
  Global Equity Allocation Fund.......................................     4
  Global Equity Fund..................................................    20
  Global Fixed Income Fund............................................    25
  Asian Growth Fund...................................................    29
  American Value Fund.................................................    34
  Value Fund..........................................................    39
  Worldwide High Income Fund..........................................    43
  Latin American Fund.................................................    49
  Emerging Markets Fund...............................................    54
  Aggressive Equity Fund..............................................    61
  U.S. Real Estate Fund...............................................    65
  High Yield Fund.....................................................    71
  International Magnum Fund...........................................    75
  Government Obligations Money Market Fund............................    82
  Money Market Fund...................................................    85
Statement of Assets and Liabilities...................................    89
Statement of Operations...............................................    93
Statement of Changes in Net Assets....................................    95
Financial Highlights .................................................   110
Notes to Financial Statements.........................................   125

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                             LETTER TO SHAREHOLDERS

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Dear Shareholder,

The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997, passed by President Clinton in August, creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade, and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW

After years of breakneck growth and rapid expansion of credit, Asia experienced a severe economic setback during the reporting period. The region's problems first became evident in July, when Thailand responded to a growing trade deficit by allowing its currency to float freely in international markets. The Thai government's move set in motion a chain reaction of devaluations which ultimately severed much of the region's traditional currency link to the U.S. dollar. At the height of the crisis in October, the Hong Kong dollar, pegged to the American dollar since 1983, also came under attack from speculators.

While Chinese officials defended the currency and retained the U.S. dollar peg, Asia's turmoil was far from finished. The crisis next spread to South Korea, where that country's ailing financial sector required a massive infusion of liquidity from the International Monetary Fund to stave off widespread bankruptcies.

Compared to Asia, economic conditions in Europe and the United States were healthy and tranquil. Europe continues to enjoy solid economic growth with low inflation. The relatively tight fiscal policies required to accomplish a move to a single currency, however, have left Europe's unemployment rate in double digits.

In the United States, economic growth remains strong, unemployment is low, consumers are optimistic, the budget is headed for surplus this year, and our nation's currency is rising around the world. Despite the strength in the U.S. economy, there was no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset the inflationary pressures caused by rising wages.

MARKET REVIEW

After gliding through a strong and mostly uneventful first half of 1997, global equity markets experienced a sharp increase in volatility during the later stages of the year. In particular, the currency crisis that roiled most Southeast Asian economies spilled over into the region's equity markets, creating an avalanche of selling that unnerved markets in Europe, Latin America, and the United States as well.

Despite the shifting global economic conditions, U.S. stocks continued to post solid returns. For the year, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. But while the general upward trend in U.S. stocks continued, volatility also picked up. Between early August and late October, the Dow Jones Industrial Average fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.

In Europe, falling interest rates, low inflation, and improving corporate profitability provided a strong underpinning to the region's equity markets. In local currency terms, every European market gained at least 13 percent, led by the 79 percent gain in Portugal and the nearly 51 percent rise in Switzerland. However, the strong U.S. dollar offset a significant portion of those gains for American investors.

In Asia, falling currencies exacerbated the impact of tumbling stock prices. For the year, the Dow Jones Asia/Pacific Index fell 29.13 percent in dollar terms. Equity markets in Indonesia, Malaysia, South Korea, and Thailand each finished 1997 with losses of more than 60 percent. The negative impact of the Asian crisis on prospects for world economic growth created a positive environment for global bonds. For the 12 months ended December 31, the Salomon Brothers World Government Bond Index gained 8.97 percent in local currency terms. However, the strong dollar undermined the results for U.S. investors, and the Index gained
0.23 percent in U.S. dollar terms during the same period.

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                                                                    1

                             LETTER TO SHAREHOLDERS

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Bond markets were especially strong in European nations that are not participating in the planned European Monetary Union, as interest rates in non-EMU countries such as Sweden and the United Kingdom fell toward those in Germany and France. In the U.S., the yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to 7.17 percent in April amid fears of increasing inflation. When subsequent data showed the economy to be slowing, bond yields drifted gradually lower. By the end of the reporting period, the long-term Treasury bond yield had fallen to 5.92 percent, its lowest level in more than four years, and bond prices, which move in the opposite direction of bond yields, rose significantly.

OUTLOOK

We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. Overall, we believe that lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies and the broad-based nature of the advance in equity prices in recent years.

Within Asia itself, we believe that the turbulence has yet to run its course. It is likely that Pacific Rim markets will continue to search for a bottom until investors arrive at meaningful projections for economic growth rates and corporate profits. As the reporting period ended, a clear vision of the new economic order in Asia remained elusive. We believe that European markets generally have the least amount to lose by the Asian shock. European exports to Asia are relatively modest, and the region continues to enjoy solid growth, declining budget deficits, and benign inflation.

As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

Additional details about your Funds, including investment overviews from your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

Don G. Powell                                          Dennis J. McDonnell
Chairman                                               President
Van Kampen American Capital                            Van Kampen American Capital
Investment Advisory Corp.                              Investment Advisory Corp.

February 9, 1998

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                           MORGAN STANLEY FUNDS, INC.
                        PERFORMANCE SUMMARY (UNAUDITED)

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                               DECEMBER 31, 1997

                                                                     SIX MONTHS TOTAL RETURNS
                                                                 ---------------------------------
                                              NET     NET ASSET    WITH     WITHOUT
                                INCEPTION    ASSETS   VALUE PER   SALES      SALES     COMPARABLE
FUNDS                             DATES      (000)      SHARE     CHARGE     CHARGE      INDEXES
------------------------------  ----------  --------  ---------  --------   --------   -----------
GLOBAL EQUITY ALLOCATION
  Class A.....................    1/4/93    $74,593   $  14.34    (5.81)%    (0.07)%     0.33%(1)
  Class B.....................    8/1/95     58,639      13.93    (4.83)     (0.52)      0.33(1)
  Class C.....................    1/4/93     80,036      14.07    (1.28)     (0.42)      0.33(1)
GLOBAL EQUITY
  Class A.....................   10/29/97    55,372       9.91      N/A        N/A        N/A
  Class B.....................   10/29/97   467,465       9.91      N/A        N/A        N/A
  Class C.....................   10/29/97    45,801       9.91      N/A        N/A        N/A
GLOBAL FIXED INCOME
  Class A.....................    1/4/93      5,851       9.93    (2.51)      2.39       2.52(2)
  Class B.....................    8/1/95      1,539       9.88    (2.00)      1.99       2.52(2)
  Class C.....................    1/4/93      2,103       9.87     0.99       1.99       2.52(2)
ASIAN GROWTH
  Class A.....................   6/23/93     63,990       8.30   (52.82)    (49.96)    (45.59)(3)
  Class B.....................    8/1/95     27,558       8.04   (52.66)    (50.17)    (45.59)(3)
  Class C.....................   6/23/93     37,979       8.03   (50.64)    (50.14)    (45.59)(3)
AMERICAN VALUE
  Class A.....................   10/18/93   106,826      19.41     9.98      16.66      11.78(4)
  Class B.....................    8/1/95    107,301      19.36    11.25      16.25      11.78(4)
  Class C.....................   10/18/93    73,222      19.36    15.24      16.24      11.78(4)
VALUE
  Class A.....................    7/7/97    102,701      10.10      N/A        N/A        N/A
  Class B.....................    7/7/97     88,112      10.09      N/A        N/A        N/A
  Class C.....................    7/7/97     19,466      10.08      N/A        N/A        N/A
WORLDWIDE HIGH INCOME
  Class A.....................   4/21/94     82,139      12.99    (1.54)      3.36       4.59(6)
  Class B.....................    8/1/95    103,847      12.92    (0.68)      2.96       4.59(6)
  Class C.....................   4/21/94     50,102      12.93     1.97       2.88       4.59(6)
LATIN AMERICAN
  Class A.....................    7/6/94     66,929      13.48    (8.06)     (2.46)     (6.29)(7)
  Class B.....................    8/1/95     29,554      13.06    (6.53)     (2.66)     (6.29)(7)
  Class C.....................    7/6/94     22,730      13.07    (3.52)     (2.75)     (6.29)(7)
EMERGING MARKETS
  Class A.....................    7/6/94     95,359       9.44   (26.66)    (22.19)    (26.93)(8)
  Class B.....................    8/1/95     43,549       9.23   (25.98)    (22.50)    (26.93)(8)
  Class C.....................    7/6/94     39,235       9.24   (23.18)    (22.48)    (26.93)(8)
AGGRESSIVE EQUITY
  Class A.....................    1/2/96     35,689      17.82     9.92      16.66       8.81(9)
  Class B.....................    1/2/96     58,739      17.58    11.26      16.26       8.81(9)
  Class C.....................    1/2/96     11,837      17.57    15.21      16.21       8.81(9)
U.S. REAL ESTATE
  Class A.....................    5/1/96     20,768      16.79     7.28      13.83      13.77(10)
  Class B.....................    5/1/96     12,764      16.73     8.40      13.40      13.77(10)
  Class C.....................    5/1/96      3,910      16.73    12.36      13.36      13.77(10)
HIGH YIELD
  Class A.....................    5/1/96      5,644      12.59     1.20       6.24       6.40(11)
  Class B.....................    5/1/96      9,931      12.56     1.76       5.67       6.40(11)
  Class C.....................    5/1/96      2,864      12.56     4.69       5.66       6.40(11)
INTERNATIONAL MAGNUM
  Class A.....................    7/1/96     36,918      12.67   (12.85)     (7.52)     (8.48)(12)
  Class B.....................    7/1/96     33,824      12.61   (12.43)     (7.87)     (8.48)(12)
  Class C.....................    7/1/96      9,147      12.66    (8.79)     (7.88)     (8.48)(12)
GOVERNMENT OBLIGATIONS MONEY
  MARKET......................   3/12/92     52,997       1.00      N/A       2.37        N/A
MONEY MARKET..................    8/4/89    362,813       1.00      N/A       2.42        N/A

                                     ONE YEAR TOTAL RETURNS          AVERAGE ANNUAL SINCE INCEPTION
                                ---------------------------------   ---------------------------------
                                  WITH     WITHOUT                    WITH     WITHOUT
                                 SALES      SALES     COMPARABLE     SALES      SALES     COMPARABLE
FUNDS                            CHARGE     CHARGE      INDEXES      CHARGE     CHARGE      INDEXES
------------------------------  --------   --------   -----------   --------   --------   -----------
GLOBAL EQUITY ALLOCATION
  Class A.....................    9.73%     16.44%     15.76%(1)     12.83%     14.17%     15.34%(1)
  Class B.....................   10.49      15.49      15.76(1)      14.11      15.13      14.39(1)
  Class C.....................   14.60      15.60      15.76(1)      13.33      13.33      15.34(1)
GLOBAL EQUITY
  Class A.....................   (6.44)*    (0.74)*     2.43*(1)       N/A        N/A        N/A
  Class B.....................   (5.81)*    (0.86)*     2.43*(1)       N/A        N/A        N/A
  Class C.....................   (5.81)*    (0.86)*     2.43*(1)       N/A        N/A        N/A
GLOBAL FIXED INCOME
  Class A.....................   (3.97)      0.77       1.40(2)       5.28       6.31       7.51(2)
  Class B.....................   (3.77)      0.07       1.40(2)       2.64       3.83       3.54(2)
  Class C.....................   (0.89)      0.07       1.40(2)       5.47       5.47       7.51(2)
ASIAN GROWTH
  Class A.....................  (52.14)    (49.22)    (45.48)(3)     (7.89)     (6.68)     (3.67)(3)
  Class B.....................  (52.15)    (49.64)    (45.48)(3)    (25.93)    (25.01)    (19.84)(3)
  Class C.....................  (50.11)    (49.61)    (45.48)(3)     (7.34)     (7.34)     (3.67)(3)
AMERICAN VALUE
  Class A.....................   28.56      36.39      24.35(4)      16.74      18.39      17.23(4)
  Class B.....................   30.41      35.41      24.35(4)      23.39      24.30      20.63(4)
  Class C.....................   34.48      35.48      24.35(4)      17.47      17.47      17.23(4)
VALUE
  Class A.....................   (4.02)*     1.84*      7.27*(5)       N/A        N/A        N/A
  Class B.....................   (3.49)*     1.51*      7.27*(5)       N/A        N/A        N/A
  Class C.....................    0.43*      1.43*      7.27*(5)       N/A        N/A        N/A
WORLDWIDE HIGH INCOME
  Class A.....................   10.14      15.62      12.56(6)      15.15      16.67      15.34(6)
  Class B.....................   10.82      14.72      12.56(6)      19.10      20.07      17.26(6)
  Class C.....................   13.64      14.62      12.56(6)      15.76      15.76      15.34(6)
LATIN AMERICAN
  Class A.....................   31.59      39.61      31.66(7)      13.39      15.33      10.34(7)
  Class B.....................   33.89      38.89      31.66(7)      31.67      32.50      19.89(7)
  Class C.....................   37.74      38.74      31.66(7)      14.40      14.40      10.34(7)
EMERGING MARKETS
  Class A.....................   (7.58)     (1.96)    (14.42)(8)     (4.86)     (3.23)     (3.85)(8)
  Class B.....................   (7.04)     (2.66)    (14.42)(8)     (2.91)     (1.82)     (5.77)(8)
  Class C.....................   (3.63)     (2.75)    (14.42)(8)     (3.97)     (3.97)     (3.85)(8)
AGGRESSIVE EQUITY
  Class A.....................   24.11      31.70      19.86(9)      30.72      34.64      17.38(9)
  Class B.....................   25.87      30.87      19.86(9)      32.24      33.74      17.38(9)
  Class C.....................   29.82      30.82      19.86(9)      33.67      33.67      17.38(9)
U.S. REAL ESTATE
  Class A.....................   17.33      24.48      20.29(10)     28.70      33.33      31.61(10)
  Class B.....................   18.40      23.40      20.29(10)     30.28      32.27      31.61(10)
  Class C.....................   22.43      23.43      20.29(10)     32.28      32.28      31.61(10)
HIGH YIELD
  Class A.....................    8.41      13.80      12.65(11)     11.41      14.71      13.33(11)
  Class B.....................    8.76      12.76      12.65(11)     11.54      13.75      13.33(11)
  Class C.....................   11.76      12.76      12.65(11)     13.75      13.75      13.33(11)
INTERNATIONAL MAGNUM
  Class A.....................   (0.05)      6.05       1.78(12)      1.50       5.57       2.16(12)
  Class B.....................    0.20       5.20       1.78(12)      2.15       4.77       2.16(12)
  Class C.....................    4.20       5.20       1.78(12)      4.74       4.74       2.16(12)
GOVERNMENT OBLIGATIONS MONEY
  MARKET......................     N/A         --        N/A           N/A         --        N/A
MONEY MARKET..................     N/A         --        N/A           N/A         --        N/A

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* Cumulative (unannualized) total return since inception of the Portfolio.

INDEXES:
 (1)  MSCI World Index
 (2)  J.P. Morgan Traded Global Bond Index
 (3)  MSCI Combined Far East Free ex-Japan Index
 (4)  Russell 2500 Small Company Index
 (5)  S&P 500 Index
 (6)  Worldwide High Income Blended Index
 (7)  MSCI Latin America Global Index
 (8)  IFC Global Total Return Composite Index
 (9)  Lipper Capital Appreciation Index
(10)  NAREIT Equity Index
(11)  CS First Boston High Yield Index
(12)  MSCI EAFE Index
(13)  IBC's Money Fund Report Averages/Government
(14)  IBC's Money Fund Report Averages/All Taxable

                                           YIELD INFORMATION AS OF DECEMBER 31, 1997
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                              30 DAY                                    7 DAY          7 DAY         30 DAY          30 DAY
                             CURRENT                                   CURRENT       EFFECTIVE      CURRENT        COMPARABLE
                             YIELD++                                    YIELD+        YIELD+        YIELD++          YIELD
                           ------------                              ------------  -------------  ------------  ----------------
GLOBAL FIXED INCOME                      MONEY MARKET PORTFOLIOS:
  Class A................        3.70%   Government Obligations
  Class B................        3.14    Money Market..............        5.01%         5.14%          4.87%         5.19% (13)
  Class C................        3.13    Money Market..............        5.06          5.19           5.02          5.10% (14)
WORLDWIDE HIGH INCOME
  Class A................        8.65%
  Class B................        8.30
  Class C................        8.29
HIGH YIELD
  Class A................        7.46%
  Class B................        7.10
  Class C................        7.10

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 + The current 7 day yield reflects the net investment income generated by the Fund over the specified 7 day period expressed as an annual percentage. Expenses accrued for the 7 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
++ The current 30 day yield reflects the net investment income generated by the Fund over a specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
PAST PERFORMANCE SHOULD NOT BE CONSTRUED AS A GUARANTEE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN THE GOVERNMENT OBLIGATIONS MONEY MARKET FUND AND MONEY MARKET FUND ARE NEITHER INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE GOVERNMENT OBLIGATIONS MONEY MARKET FUND AND THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. PLEASE READ THE FUND'S PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                              ------------------

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

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                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI WORLD INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada                        2.9%
France                        3.8%
Germany                       4.9%
Italy                         2.9%
Japan                         8.7%
Spain                         2.7%
Sweden                        2.1%
Switzerland                   3.7%
United Kingdom                7.2%
United States                39.5%
Short-Term Investments       15.3%
Other                         6.3%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                             SIX MONTHS             ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
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Class A Shares            -5.81%     -0.07%      9.73%     16.44%     12.83%     14.17%
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Class B+ Shares           -4.83%     -0.52%     10.49%     15.49%     14.11%     15.13%
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Class C Shares            -1.28%     -0.42%     14.60%     15.60%     13.33%     13.33%
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MSCI World Index:
  Class A & C Shares       N/A        0.33%      N/A       15.76%      N/A       15.34%
  Class B Shares           N/A        0.33%      N/A       15.76%      N/A       14.39%
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 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index which includes securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East and assumes dividends are reinvested net of withholding tax.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                         PERCENT OF
ISSUER                                       COUNTRY     NET ASSETS
----------------------------------------  -------------  ----------
Latin American Discovery Fund, Inc.       United States       1.3%
General Electric Co.                      United States       1.2%
Royal Dutch Petroleum, N.V.                Netherlands        0.9%
Novartis AG (Registered)                   Switzerland        0.9%
Coca-Cola Co.                             United States       0.8%

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
--------------------  ---------  -------------
Consumer Goods        $  42,382        19.9%
Finance                  35,867        16.8%
Capital Equipment        29,493        13.8%
Services                 29,110        13.6%
Energy                   18,990         8.9%

The Global Equity Allocation Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the subadviser and with stock selection within each country designed to replicate a broad market index. As such, emphasis is placed upon country rather than stock selection. This approach reflects our investment philosophy that a diversified selection of securities representing exposure to each country that we find attractive is an effective way to maximize the return and reduce the risk associated with global investing.

For the six months ended December 31, 1997, the Fund generated a total return of -0.07 percent for the Class A shares at net asset value, as compared to a total return of 0.33 percent for the Morgan Stanley Capital International (MSCI) World Index.

The Asian crisis created a steady flow of negative surprises. The question now is whether the markets have correctly assessed its potential implications to economic growth and earnings downgrades in the face of large amounts of anecdotal evidence and a shortage of hard facts.

During the reporting period, the Japanese economy moved from a potentially robust recovery to the brink of recession, Europe's vision of a single currency went from a dream to a near-certainty, and what began as pressure on the Thai baht turned into an ever-widening Asian currency and asset-price debacle.

Although the United States continues to perform well and its economy seems to run along effortlessly, we remain cautious. We believe that the U.S. equity market is "priced for perfection." Economic growth is slackening, inflation is lower, and minimal pricing power should undermine earnings. The strong U.S. dollar certainly does not help the profit picture for U.S. multinationals. Current valuation levels demand double-digit earnings growth to look reasonable, and we are unconvinced of that likelihood.

Of the developed international regions, Europe has the most investment promise for 1998. Though valuations are high by historic measures, earnings expectations remain strong (though falling), and there is substantial potential for corporate restructuring and government deregulation. Much downsizing and balance sheet recovery has already taken place in the manufacturing and industrial sectors, but restructuring has just begun in the financial and service industries. With regard to

--------------
           4

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

deregulation, European telecommunication markets officially opened to cross-border competition on January 1, and more is to follow. In countries such as Germany, France, and Italy, where domestic politics are too rigid or splintered to push through necessary pension and labor market reforms, many corporations are showing dynamism and entrepreneurship on their own.

One of the major themes for the European markets this year will be the run-up to the introduction of the euro in January 1999. By the close of 1998, short-term interest rates in countries participating in the single currency will have to be identical, as there will be one short rate for the whole new currency area. Our economists and currency strategists expect short rates to converge at around
4.00 percent by late 1998. This implies an easing of monetary conditions in the peripheral countries of Italy, Spain, Portugal, and Ireland (where rates are currently between 5 and 6 percent), and a tightening of short rates in Germany, France, Benelux, Austria, and Finland (where rates are currently 3.7 percent). This divergence of monetary policy, in combination with high German and French export exposure to Asia, should lead to a slight easing of growth in core European countries and an acceleration of growth in the periphery. We have recently increased our portfolio overweights to Italy and Spain and have moved back to neutral in France and Germany.

German orders for foreign manufactured goods were down 3 percent in November, consumer confidence remains anemic, and business confidence has recently turned down. A French slowdown in capital goods exports may be offset by strengthening domestic demand, but a slowdown in Germany is never good news for France. In addition, the recent insurance worker strikes remind us of France's high political and social risks. Meanwhile, Italian economic growth and business sentiment picked up nicely in the third quarter. Italy's economy, like that of Spain, is among the least exposed to Asia and is very interest rate sensitive. Sharply lower short-term rates, combined with the boost to sentiment from first-round entry into European Monetary Union, should bring strong relative growth to Italy and Spain in 1998.

The reporting period was a difficult period for Japan, and the outlook for 1998 is not very different. Restrictive Japanese fiscal policy in April brought the long-faltering recovery to a standstill and renewed pressure on Japanese banks. The banks, profligate lenders for years, have become extremely risk averse in the face of bankruptcies and tougher government regulations. Though tighter lending standards are necessary for the financial system in the long run, small- and medium-sized companies are facing a severe credit squeeze, and consumer and business confidence has plummeted. Export growth potential has been dampened by the fallout from Asia and U.S. trade pressures, while the government's anti-deficit stance implies no major fiscal stimulus or personal/ corporate tax relief.

The silver lining is that the strain of a tumbling stock market and a depreciating yen increases the odds for a more aggressive policy response. To be effective, policy will need to both stimulate the economy and reform the financial sector. Unfortunately, economic stimulus in recent years has emphasized deregulation and structural reform rather than direct pump-priming. Bank reform has focused on guaranteeing depositors and recapitalizing the banks. The Japanese government officials we met with in mid-December assured us that the old bank convoy system of "good banks" bailing out "bad banks" was over, but they had no RTC-type proposals to clear bank balance sheets and no plans to close down insolvent institutions.

We have moved to a neutral position in Japan from underweight relative to our benchmark. More importantly, valuations are relatively attractive. Japan currently sells at 1.6 times book value, the fourth-cheapest and in the first quartile of EAFE markets. On any kind of dividend discount model, Japanese equities look attractive compared to 10-year bonds, which yield about 1.5 percent. The price-to-sales ratio, at 0.6 percent, is the cheapest in the world.

As we write this letter, many Asian markets have recovered from their lows, but their currencies remain under pressure and the markets are fragile and illiquid. Companies that are bankrupt remain open due to a lack of bankruptcy laws and creditor rights. Meanwhile, healthy companies cannot get credit or cash to operate. Under these circumstances, it will take time for Asian growth to recover.

                                                              ------------------
                                                                    5

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

Malaysia is an interesting example. While we concur with the Malaysian Central Bank's position that an austere International Monetary Fund type of program of high interest rates and severe fiscal belt-tightening would not necessarily stabilize the currency and may serve only to kill off the economy, we do not believe the Central Bank should be suppressing interest rates and printing money to keep banks and companies afloat. Unfortunately, as the crisis deepens, Malaysia and Singapore--countries that initially hoped to grow their way out of the price deflation--are now looking at negative-to-flat economic growth.

We remain very underweight in Asia-ex Japan. We have positions of 1 percent in Singapore, 0.4 percent in Malaysia and 1.5 percent in Australia. The Singapore dollar and Malaysian ringgit positions are completely hedged.

In sum, we are ringing in the new year with less mirth and good cheer than we would like. There is a chance that the U.S. market and economy will grind upward and pull the world along, but U.S. valuations leave little room for disappointment. Until we see more positive policy responses in Asia and some indication that the eye of the storm has passed, we remain cautious.

Barton M. Biggs                            Madhav Dhar
PORTFOLIO MANAGER                          PORTFOLIO MANAGER
Francine J. Bovich                         Ann D. Thivierge
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

--------------

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (80.4%)
  AUSTRALIA (0.0%)
         718   Broken Hill Proprietary Ltd......................  $      7
         227   Coles Myer Ltd...................................         1
         334   Gio Australia Holdings Ltd.......................         1
         271   MIM Holdings Ltd.................................        --
      (a)755   Westfield Trust (New)............................         1
                                                                  --------
                                                                        10
                                                                  --------
  AUSTRIA (0.4%)
         200   Austria Mikro Systems International AG...........        10
      (a)700   Austrian Airlines Osterreichische Luftverkehrs
                 AG.............................................        15
    (a)2,100   Bank Austria AG..................................       106
    (a)1,864   Bank Austria AG..................................        92
         200   Bau Holdings AG..................................        13
         600   Boehler-Udderholm AG.............................        35
         100   BWT AG...........................................        16
       1,300   Flughafen Wein AG................................        52
         300   Generali AG......................................        79
      (a)200   Lenzing AG.......................................        12
         600   Mayr-Melnhof Karton AG...........................        32
      (a)300   Oesterreichische Brau-Beteiligungs AG............        15
       1,500   Oesterreichische Elektrizitaetswirtschafts, 'A'
                 AG.............................................       159
       1,100   OMV AG...........................................       152
         700   Radex-Heraklith Industriebet AG..................        24
         500   Steyr-Daimler-Puch AG............................        13
         600   VA Technologies AG...............................        91
         400   Wienerberger Baustoffindustrie AG................        77
                                                                  --------
                                                                       993
                                                                  --------
  CANADA (2.9%)
       4,000   Abitibi-Consolidated, Inc........................        56
       3,300   Agrium, Inc......................................        40
    (a)3,300   Air Canada.......................................        34
       4,800   Alcan Aluminum Ltd...............................       132
       1,500   Avenor, Inc......................................        21
       5,800   Bank of Montreal.................................       257
       5,300   Bank of Nova Scotia..............................       250
       9,300   Barrick Gold Corp................................       173
      13,800   BCE, Inc.........................................       460
       7,100   Bombardier, Inc., 'A'............................       146
       3,000   CAE, Inc.........................................        24
       1,300   Cameco Corp......................................        42
       9,100   Canadian Imperial Bank of Commerce...............       284
    (a)2,300   Canadian Natural Resources Ltd...................        49
       3,500   Canadian Occidental Petroleum Ltd................        79
       7,600   Canadian Pacific Ltd.............................       205
       2,000   Canadian Tire Corp., 'A'.........................        43
       1,800   Cominco Ltd......................................        28
    (a)1,600   Corel Corp.......................................         3
       1,300   Cott Corp........................................        11
       2,200   Dofasco, Inc.....................................        35
       3,600   Domtar, Inc......................................        25
    (a)3,500   Echo Bay Mines Ltd...............................         9
       1,000   George Weston Ltd................................        85
    (a)5,400   Gulf Canada Resources Ltd........................        38
       4,700   Imasco Ltd.......................................       166
       3,700   Imperial Oil Ltd.................................       238

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

       3,500   Inco Ltd.........................................  $     59
       1,300   IPL Energy, Inc..................................        60
       6,400   Laidlaw, Inc. 'B'................................        87
       1,500   Loewen Group, Inc................................        39
       3,500   MacMillan Bloedel Ltd............................        36
       1,600   Magna International, Inc., 'A'...................       100
    (a)3,900   Methanex Corp....................................        31
       1,800   Molson Companies Ltd., 'A'.......................        32
       2,500   Moore Corp. Ltd..................................        38
    (a)3,300   Newbridge Networks Corp..........................       116
       5,400   Noranda, Inc.....................................        93
       6,800   Norcen Energy Resources Ltd......................        78
       5,200   Northern Telecom Ltd.............................       463
      12,100   Nova Corp........................................       115
       6,500   Petro............................................       118
       4,700   Placer Dome, Inc.................................        59
       1,200   Potash Corp. of Saskatchewan, Inc................       100
       2,900   Power Corp. of Canada............................       104
    (a)2,900   Provigo, Inc.....................................        18
       3,000   Ranger Oil Ltd...................................        20
    (a)2,900   Renaissance Energy Ltd...........................        60
    (a)4,100   Repap Enterprises, Inc...........................         1
    (a)3,900   Rogers Communication, Inc., 'B'..................        19
       6,900   Royal Bank of Canada.............................       365
       1,800   Suncor, Inc......................................        62
    (a)2,900   Talisman Energy, Inc.............................        89
       1,900   Teck Corp., 'B'..................................        29
       2,300   TELUS Corp.......................................        51
       7,800   The Seagram Co., Ltd.............................       252
      12,800   Thomson Corp.....................................       351
       5,300   Transcanada Pipelines Ltd........................       118
       2,700   Westcoast Energy, Inc............................        62
                                                                  --------
                                                                     6,158
                                                                  --------
  FRANCE (3.8%)
         693   Accor S.A........................................       129
       2,650   Alcatel Alsthom..................................       337
       5,564   AXA S.A..........................................       431
       3,700   Banque Nationale de Paris RFD....................       197
       1,877   Banque Paribas...................................       163
       1,200   BIC..............................................        88
         478   Bouygues.........................................        54
         582   Canal Plus.......................................       108
         660   Carrefour S.A....................................       344
       1,600   Casino Guichard Perrachon........................        89
         500   Cie Bancaire S.A.................................        81
       1,510   Cie de Saint-Gobain..............................       215
       2,209   Cie Generale des Eaux............................       308
       4,550   Elf Aquitaine....................................       529
         550   Eridania Beghin-Say S.A..........................        86
         200   Essilor International............................        60
      18,700   France Telecom S.A...............................       678
       1,368   Groupe Danone RFD................................       244
       1,289   Havas S.A........................................        93
         300   Imetal, S.A......................................        37
       1,757   L'Air Liquide....................................       275
       1,192   L'Oreal..........................................       466
       1,643   Lafarge Coppee S.A...............................       108
       1,900   Lagardere S.C.A..................................        63

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  FRANCE (CONT.)

         535   Legrand S.A......................................  $    107
       1,505   LVMH Moet Hennessy Louis Vuitton.................       250
       2,177   Lyonnaise des Eaux S.A...........................       241
       2,123   Michelin (C.G.D.E.) 'B'..........................       107
         150   Pathe S.A........................................        29
       1,175   Pernod-Ricard....................................        69
         380   Pinault S.A......................................       203
         340   Promodes.........................................       141
         905   PSA Peugeot Citroen S.A..........................       114
       5,902   Rhone-Poulenc S.A. 'A'...........................       264
          85   Sagem............................................        38
       1,936   Sanofi S.A.......................................       216
       2,297   Schneider S.A....................................       125
         409   Simco S.A........................................        27
          65   Societe Eurafrance S.A...........................        26
       1,738   Societe Generale.................................       237
         125   Sodexho S.A......................................        67
       (a)13   Sodexho S.A. (New)...............................         7
       2,108   Thomson CSF S.A..................................        66
       4,205   Total S.A. 'B'...................................       458
       4,390   Usinor Sacilor...................................        63
       1,150   Valeo S.A........................................        78
                                                                  --------
                                                                     8,116
                                                                  --------
  GERMANY (4.7%)
         900   adidas AG........................................       119
      (a)850   Agiv AG..........................................        17
       4,500   Allianz AG.......................................     1,161
         500   AMB Aachener & Muenchener
                 Beteiligungs AG................................        55
      10,700   BASF AG..........................................       382
      13,600   Bayer AG.........................................       505
       4,550   Bayerische Hypotheken Bank AG....................       221
       4,750   Bayerische Vereinsbank AG........................       306
       1,600   Beiersdorf AG....................................        68
         900   Bilfinger & Berger Bau AG........................        28
      (a)150   Brau und Brunnen AG..............................        15
         550   CKAG Colonia Konzern AG..........................        53
       1,750   Continental AG...................................        39
       9,200   Daimler-Benz AG..................................       649
       2,000   Degussa AG.......................................       100
       9,200   Deutsche Bank AG.................................       643
      38,770   Deutsche Telekom AG..............................       718
       8,050   Dresdner Bank AG.................................       366
         935   Heidelberger Zement AG...........................        66
       1,650   Hochtief AG......................................        68
         200   Karstadt AG......................................        69
    (a)1,150   Kloeckner-Humboldt-Deutz AG......................         9
         200   Linde AG.........................................       121
       6,950   Lufthansa AG.....................................       131
         250   MAN AG...........................................        72
         650   Mannesmann AG....................................       326
       2,923   Merck KGAA.......................................        98
       4,464   METRO AG.........................................       158
       1,530   Muenchener Rueckversicherungs (Registered).......       582
         300   Preussag AG......................................        92
       6,100   RWE AG...........................................       327
       1,110   SAP AG...........................................       337
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

       1,350   Schering AG......................................  $    130
      10,300   Siemens AG.......................................       621
       (a)50   Starbag AG.......................................         4
         750   Thyssen AG.......................................       160
       9,050   VEBA AG..........................................       616
         678   Viag AG..........................................       371
         550   Volkswagen AG....................................       307
                                                                  --------
                                                                    10,110
                                                                  --------
  ITALY (2.9%)
      25,422   Assicurazioni Generali S.p.A.....................       624
      40,300   Banca Commerciale Italiana.......................       140
      15,900   Banco Ambrosiano Veneto..........................        61
       5,160   Benetton Group S.p.A.............................        84
       4,700   Cartiere Burgo S.p.A.............................        28
      68,500   Credito Italiano S.p.A...........................       211
      19,000   Edison S.p.A.....................................       115
     220,000   Ente Nazionale Idrocarburi S.p.A.................     1,247
       4,500   Falck............................................        21
      92,930   Fiat S.p.A.......................................       270
      20,570   Fiat S.p.A. Di Risp NCS..........................        34
      11,000   Impreglio S.p.A..................................         8
      24,100   Istituto Bancario San Paolo di Torina S.p.A......       230
      17,700   Istituto Mobiliare Italiano S.p.A................       210
     116,020   Istituto Nazionale delle Assicurazioni (INA).....       235
       6,800   Italcementi S.p.A................................        47
       4,650   Italcementi S.p.A. NCS...........................        14
      19,400   Italgas..........................................        80
    (a)6,478   La Rinascente S.p.A..............................        48
      14,000   Magneti Marelli S.p.A............................        24
      33,500   Mediaset S.p.A...................................       165
      14,050   Mediobanca S.p.A.................................       110
      83,108   Montedison S.p.A.................................        75
      28,900   Montedison S.p.A. Di Risp NCS....................        19
   (a)96,880   Olivetti Group...................................        59
      44,640   Parmalat Finanziaria S.p.A.......................        64
      45,000   Pirelli S.p.A....................................       120
       9,269   R.A.S............................................        91
         462   R.A.S. Di Risp...................................         3
       4,100   S.A.I............................................        46
       5,000   Sasib S.p.A......................................        15
       8,500   Sirti S.p.A......................................        52
      21,000   Snia BPD S.p.A...................................        22
      42,500   Telecom Italia Mobile Di Risp S.p.A..............       121
     182,800   Telecom Italia Mobile S.p.A......................       844
      24,884   Telecom Italia Mobile S.p.A......................       110
      95,666   Telecom Italia S.p.A.............................       611
                                                                  --------
                                                                     6,258
                                                                  --------
  JAPAN (8.7%)
       1,500   Advantest Corp...................................        85
      19,800   Ajinomoto Co., Inc...............................       193
   (a)11,800   Aoki Corp........................................         4
       1,600   Aoyama Trading Co., Ltd..........................        29
         500   Asahi Bank Ltd...................................         2
      11,800   Asahi Breweries Ltd..............................       172
      35,400   Asahi Chemical Industry Co., Ltd.................       120
      33,600   Asahi Glass Co...................................       160
      35,000   Bank of Tokyo-Mitsubishi.........................       483

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  JAPAN (CONT.)

         500   Bank of Yokohama.................................  $      1
      11,800   Bridgestone Corp.................................       256
      14,800   Canon, Inc.......................................       345
       7,000   Casio Computer Co., Ltd..........................        50
       3,800   Chiba Bank Ltd...................................        12
      11,800   Chugai Pharmaceutical Ltd........................        61
      13,800   Dai Nippon Printing Co., Ltd.....................       259
      12,800   Daiei, Inc.......................................        53
      11,800   Daikin Industries Ltd............................        44
      11,800   Daiwa House Industry.............................        62
          69   East Japan Railway Co............................       311
       7,800   Ebara Corp.......................................        82
       5,100   Fanuc Co.........................................       193
       7,000   Fuji Photo Film Co...............................       268
      30,600   Fujitsu Ltd......................................       328
       8,800   Furukawa Electric................................        38
      15,800   Hankyu Corp......................................        74
      11,800   Hazama-Gumi......................................         6
      59,000   Hitachi Ltd......................................       421
      15,000   Honda Motor Co...................................       551
         400   Industrial Bank of Japan.........................         3
       7,000   Ito-Yokado Co., Ltd..............................       357
      36,000   Japan Airlines Co................................        98
      29,600   Japan Energy Corp................................        28
         800   Joyo Bank........................................         3
       5,800   Jusco Co.........................................        82
      23,600   Kajima Corp......................................        60
      15,700   Kansai Electric Power Co.........................       266
      20,800   KAO Corp.........................................       300
      18,600   Kawasaki Steel Corp..............................        25
      28,600   Kinki Nippon Railway.............................       153
      23,600   Kirin Brewery Co., Ltd...........................       172
      23,600   Komatsu Ltd......................................       118
      35,400   Kubota Corp......................................        93
      23,600   Kumagai Gumi Co., Ltd............................        13
       3,600   Kyocera Corp.....................................       163
      11,800   Kyowa Hakko Kogyo................................        51
      31,000   Long-Term Credit Bank of Japan Ltd...............        50
      35,200   Marubeni Corp....................................        62
       2,800   Marui Co.........................................        44
      35,400   Matsushita Electric Industrial Ltd...............       518
      35,400   Mitsubishi Chemical Corp.........................        51
      33,000   Mitsubishi Corp..................................       260
      41,400   Mitsubishi Electric Corp.........................       106
      64,000   Mitsubishi Heavy Industries Ltd..................       267
      23,600   Mitsubishi Materials Corp........................        38
      10,000   Mitsubishi Trust and Banking Corp................       100
      35,200   Mitsui & Co......................................       208
   (a)23,600   Mitsui Engineering & Shipbuilding Co., Ltd.......        15
         400   Mitsui Trust & Banking Corp......................         1
      12,800   Mitsukoshi.......................................        34
       4,000   Murata Manufacturing Co., Inc....................       101
       7,800   Mycal Corp.......................................        65
      20,600   NEC Corp.........................................       219
      11,800   NGK Insulators Ltd...............................       105
      14,600   Nippon Denko Co., Ltd............................       263
       9,000   Nippon Express Co., Ltd..........................        45
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

      11,800   Nippon Fire & Marine Insurance Co................  $     44
      11,800   Nippon Light Metal Co............................        17
      11,800   Nippon Meat Packers, Inc.........................       161
      33,600   Nippon Oil Co....................................        87
     131,000   Nippon Steel Corp................................       194
         177   Nippon Telegraph & Telephone ADR.................     1,519
      35,400   Nippon Yusen Kabushiki Kaisha....................        97
      44,400   Nissan Motor Co., Ltd............................       184
      69,000   NKK Corp.........................................        55
      13,800   Odakyu Electric Railway Co.......................        60
      23,600   OJI Paper Co., Ltd...............................        94
      52,200   Osaka Gas Co.....................................       119
      11,800   Penta-Ocean Construction.........................        16
       3,000   Pioneer Electronic Corp..........................        46
       1,000   Rohm Co..........................................       102
      25,200   Sakura Bank Ltd..................................        72
       8,800   Sankyo Co., Ltd..................................       199
      42,000   Sanwa Bank, Ltd..................................       425
      35,400   Sanyo Electric Co., Ltd..........................        92
       2,800   Secom Co.........................................       179
       2,300   Sega Enterprises Ltd.............................        42
      11,800   Sekisui House Ltd................................        76
      23,600   Sharp Corp.......................................       162
       3,000   Shimano, Inc.....................................        55
       5,000   Shin-Etsu Chemical Co............................        95
      16,800   Shinizu Corp.....................................        39
       5,000   Shiseido Co., Ltd................................        68
         800   Shizuoka Bank....................................         9
      23,600   Showa Denko K.K..................................        21
       5,500   Sony Corp........................................       489
      47,200   Sumitomo Chemical Co.............................       108
      23,400   Sumitomo Corp....................................       131
      15,800   Sumitomo Electric Industries.....................       216
       5,000   Sumitomo Forestry................................        24
      42,400   Sumitomo Metal Industries........................        54
      11,000   Sumitomo Metal Mining Co.........................        36
      11,800   Sumitomo Osaka Cement Co., Ltd...................        15
      23,600   Taisei Corp., Ltd................................        39
    (a)7,000   Taisho Pharmaceutical Co.........................       179
      14,800   Takeda Chemical Industries.......................       422
      23,600   Teijin Ltd.......................................        49
      15,800   Tobu Railway Co..................................        49
       8,500   Tohoku Electric Power............................       129
         600   Tokai Bank.......................................         3
      35,400   Tokio Marine & Fire Insurance Co.................       402
      21,900   Tokyo Electric Power Co..........................       399
       2,000   Tokyo Electron Ltd...............................        64
      47,200   Tokyo Gas Co.....................................       107
      19,800   Tokyu Corp.......................................        76
      15,800   Toppan Printing Co., Ltd.........................       206
      35,500   Toray Industries, Inc............................       159
      11,800   Toto Ltd.........................................        75
      23,600   Toyobo Ltd.......................................        29
      51,200   Toyota Motor Corp................................     1,468
      23,600   Ube Industries Ltd...............................        30
         300   Yamaichi Securities..............................        --
                                                                  --------
                                                                    18,487
                                                                  --------

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  NETHERLANDS (1.9%)
      11,845   ABN-Amro Holding N.V.............................  $    231
         700   Akzo Nobel N.V...................................       121
       5,800   Elsevier N.V.....................................        94
         350   Heineken N.V.....................................        61
       7,195   ING Groep N.V....................................       303
          68   ING Groep N.V. ADR...............................         3
         823   KLM Royal Dutch Airlines N.V.....................        30
       3,866   Koninklijke Ahold N.V............................       101
         287   Koninklijke Hoogovens............................        12
         900   Koninklijke KNP BT...............................        21
       9,587   Koninklijke PTT Nederland N.V....................       400
         200   Nedlloyd Groep N.V...............................         4
       2,900   Phillips Electronics N.V.........................       174
      18,800   Royal Dutch Petroleum N.V........................     1,032
      18,300   Royal Dutch Petroleum N.V. - New York Shares.....       992
         296   Stork N.V........................................        10
       5,600   Unilever N.V.....................................       345
         646   Wolters Kluwer N.V...............................        83
                                                                  --------
                                                                     4,017
                                                                  --------
  NORWAY (0.5%)
       2,200   AKER S.A. 'A'....................................        40
       1,900   Bergesen dy ASA, 'A'.............................        45
         800   Bergesen dy ASA, 'B'.............................        19
      18,600   Christiania Bank OG Kreditkasse..................        75
       1,000   Dyno Industrier ASA..............................        19
       1,800   Elkem ASA........................................        24
       3,300   Hafslund ASA 'B'.................................        16
         700   Helikopter Services Group ASA....................         8
       1,400   Kvaerner ASA.....................................        71
       1,100   Leif Hoegh & Co., ASA............................        22
    (a)4,500   NCL Holdings ASA.................................        16
       7,800   Norsk Hydro ASA..................................       380
       1,000   Norske Skogindustrier AGA........................        29
       1,600   Orkla ASA........................................       137
    (a)1,100   Petroleum Geo-Services ASA.......................        69
    (a)9,600   Storebrand ASA...................................        68
         700   Unitor ASA.......................................         9
                                                                  --------
                                                                     1,047
                                                                  --------
  PORTUGAL (1.1%)
      10,500   Banco Comercial Portugues, S.A. (Registered).....       215
       5,500   Banco Espirito Santo e Comercial de Lisboa,
                 S.A............................................       164
       4,000   Banco Totta & Acores 'B' (Registered)............        78
       5,300   BPI-SGPS S.A.....................................       129
         500   Cia de Seguros Tranquilidade (Registered)........        12
       5,600   Cimpor-Cimentos de Portugal, SGPS, S.A...........       147
         300   CIN, S.A.........................................        19
       1,300   Corticeira Amorim, S.A...........................        15
      24,500   EDP-Eletricidade de Portugal, S.A................       464
         400   Engil-SGPS.......................................         4
       1,100   INAPA Investimentos Participacoes e Gestao,
                 S.A............................................        13
       7,600   Jeronimo Martins, SGPS, S.A......................       241
       6,000   Portucel Industrial-Empresa Produtora de
                 Celulose, S.A..................................        37
      12,600   Portugal Telecom S.A.............................       585
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

      (a)800   Sociedade de Construcoes Soares da Costa, S.A....  $      5
       2,800   Sonae Investimentos-Sociedade Gestora de
                 Participacoes Sociais, S.A.....................       113
         800   UNICER-Uniao Cervejeira, S.A.....................        11
                                                                  --------
                                                                     2,252
                                                                  --------
  SPAIN (2.7%)
         340   Acerinox S.A.....................................        50
      (a)264   ACS S.A..........................................         6
       (a)20   Aguas de Barcelona...............................        --
       4,800   Argentaria S.A...................................       292
       8,211   Autopistas Concesionaria Espanola S.A............       110
      24,000   Banco Bilbao Vizcaya, S.A. (Registered)..........       777
      12,200   Banco Central Hispanoamericano S.A...............       297
      21,900   Banco Santander S.A..............................       732
         400   Corporacion Financiera Alba S.A..................        42
       1,698   Corporacion Mapfre S.A...........................        45
       1,550   Dragados y Construcciones S.A....................        33
       1,300   Ebro Agricolas, Compania de Alimentacion S.A.....        23
         550   Empresa Nacional de Cellulosas S.A...............         7
      40,000   Endesa S.A.......................................       710
         317   Energia y Industrias Aragonesas..................         2
    (a)4,700   Ercros S.A.......................................         5
       1,600   Fomento de Construcciones y Contratas S.A........        61
       5,200   Gas Natural SDG 'E'..............................       270
       1,635   General de Aguas De Barcelona S.A................        67
      35,300   Iberdrola S.A....................................       465
         656   Inmobiliaria Metropolitana Vasco Central S.A.....        30
         200   Portland Vaderrivas S.A..........................        18
      11,600   Repsol S.A.......................................       495
       1,000   Tabacalera S.A. 'A'..............................        81
      34,600   Telefonica de Espana.............................       988
       8,100   Union Electrica Fenosa S.A.......................        78
       2,400   Uralita S.A......................................        27
       1,376   Vallehermoso S.A.................................        42
         650   Viscofan Industria Navarra de Envolturas
                 Celulosicas S.A................................        16
         348   Zardoya-Otis S.A.................................        41
                                                                  --------
                                                                     5,810
                                                                  --------
  SWEDEN (2.1%)
      21,100   ABB AB 'A'.......................................       250
    (a)3,500   ABB AB 'B'.......................................        41
       5,900   AGA AB 'B'.......................................        78
   (a)40,166   Astra AB 'A'.....................................       696
       9,100   Astra AB 'B'.....................................       153
       4,650   Atlas Copco AB 'A'...............................       139
       2,500   Electrolux AB 'B'................................       173
       1,200   Esselte AB 'B'...................................        24
      (a)850   Granges AB.......................................        13
       1,100   Hennes & Mauritz AB 'A'..........................        49
       5,000   Hennes & Mauritz AB 'B'..........................       220
       5,700   SCA AB 'B'.......................................       128
       2,600   Securitas AB 'B'.................................        79
       3,200   Skandia Group Forsakrings AB.....................       151
      16,600   Skandinaviska Enskilda Banken 'A'................       210
       3,800   Skanska AB 'B'...................................       156
       2,400   SKF AB 'B'.......................................        51
      10,050   Stora Kopparbergs Bergslags Aktiebolag...........       127

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  SWEDEN (CONT.)

       6,800   Svenska Handelsbanken 'A'........................  $    235
      17,200   Swedish Match AB.................................        57
      27,600   Telefonaktiebolaget LM Ericsson..................     1,038
       4,600   Trelleborg AB 'B'................................        58
      11,300   Volvo AB 'B'.....................................       303
                                                                  --------
                                                                     4,429
                                                                  --------
  SWITZERLAND (3.7%)
         165   ABB AG (Bearer)..................................       207
         320   Adia S.A. (Bearer)...............................        93
         100   Alusuisse-Lonza Holding AG (Registered)..........        96
       3,850   CS Holding AG (Registered).......................       596
          15   Georg Fischer AG (Bearer)........................        21
         115   Holderbank Financiere Glarus AG 'B' (Bearer).....        94
         105   Merkur Holding AG (Registered)...................        22
         685   Nestle S.A. (Registered).........................     1,027
       1,130   Novartis AG (Registered).........................     1,834
          29   Roche Holding AG (Bearer)........................       447
         121   Roche Holding AG-Genusshein......................     1,202
         260   Schweizerische Rueckversicherungs-Gesellchaft
                 (Registered)...................................       486
          85   SMH AG (Bearer)..................................        47
          35   Societe Generale de Surveillance Holding S.A.
                 (Bearer).......................................        67
          70   Sulzer AG (Registered)...........................        44
       1,330   Swiss Bank Corp. (Registered)....................       413
          65   SwissAir AG (Registered).........................        89
         355   Union Bank of Switzerland (Bearer)...............       513
         400   Union Bank of Switzerland (Registered)...........       115
         835   Zuerich Versicherungs-Gesellschaft (Registered)..       398
                                                                  --------
                                                                     7,811
                                                                  --------
  UNITED KINGDOM (7.2%)
      18,200   Abbey National plc...............................       326
      11,665   Argyll Group plc.................................        66
       9,100   Arjo Wiggins Appleton plc........................        24
       6,500   Associated British Foods plc.....................        57
      22,589   Barclays plc.....................................       601
      14,300   Bass plc.........................................       222
      40,266   B.A.T Industries plc.............................       367
      50,470   BG plc...........................................       227
       9,127   BICC plc.........................................        26
      16,856   Blue Circle Industries plc.......................        95
       9,055   BOC Group plc....................................       149
      14,300   Boots Co. plc....................................       206
       9,100   BPB Industries plc...............................        51
       6,468   British Aerospace plc............................       184
      15,628   British Airways plc..............................       144
      76,115   British Petroleum Co. plc........................     1,001
      20,800   British Sky Broadcasting Group plc...............       156
      26,000   British Steel plc................................        56
      75,400   British Telecommunications plc...................       593
      54,606   BTR plc..........................................       165
       3,856   Burmah Castrol plc...............................        67
      32,462   Cable & Wireless plc.............................       285
      14,335   Cadbury Schweppes plc............................       145
       9,360   Caradon plc......................................        27
   (a)57,200   Centrica plc.....................................        84
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

      11,671   Coats Viyella plc................................  $     17
       9,056   Commercial Union plc.............................       126
       6,500   Courtaulds plc...................................        32
       1,272   De La Rue plc....................................         8
   (a)11,730   EMI Group plc....................................        98
      37,700   General Electric plc.............................       244
       7,767   GKN plc..........................................       159
      41,600   Glaxo Wellcome plc...............................       984
       9,090   Granada Group plc................................       139
      15,600   Great Universal Stores plc.......................       197
      10,369   Guardian Royal Exchange plc......................        56
      57,172   Guinness plc.....................................       526
      28,570   HSBC Holdings plc................................       705
       7,768   Hanson plc.......................................        35
      16,900   Harrisons & Crosfield plc........................        39
      11,700   Imperial Chemical Industries plc.................       183
      15,613   Ladbroke Group plc...............................        68
      10,400   Land Securities plc..............................       166
      10,400   Lasmo plc........................................        47
      15,600   Legal & General Group plc........................       136
      71,500   Lloyds TSB Group plc.............................       925
      10,418   Lonrho plc.......................................        16
      45,500   Marks & Spencer plc..............................       448
       7,800   MEPC plc.........................................        65
      18,200   National Power plc...............................       180
       9,098   North West Water plc.............................       117
      10,757   Peninsular & Oriental Steam Navigation Co........       122
      19,478   Pilkington plc...................................        41
      26,009   Prudential Corp. plc.............................       314
      11,700   Rank Group plc...................................        65
       7,751   Redland plc......................................        44
      18,200   Reed International plc...........................       182
      22,100   Reuters Holdings plc.............................       242
       7,800   Rexam plc........................................        38
       3,900   RMC Group plc....................................        54
      18,212   Royal & Sun Alliance Insurance Group plc.........       183
       6,454   Royal Bank of Scotland plc.......................        82
      15,760   RTZ Corp. plc (Registered).......................       194
      20,772   Sainsbury (J) plc................................       174
       2,600   Schroders plc....................................        82
      12,993   Scottish Power plc...............................       115
      26,000   Sears plc........................................        23
       8,051   Sedgwick Group plc...............................        19
       6,500   Slough Estates plc...............................        37
      64,896   SmithKline Beecham plc...........................       664
       6,476   Southern Electric plc............................        54
      18,185   Tarmac plc.......................................        34
      10,354   Taylor Woodrow plc...............................        30
      24,742   Tesco plc........................................       201
       9,144   Thames Water plc.................................       136
    (a)5,571   Thorn plc........................................        14
       6,500   Thorn EMI plc 'B'................................         2
       6,466   TI Group plc.....................................        49
      36,400   Unilever plc.....................................       312
      42,892   Vodafone Group plc...............................       309
      11,700   Zeneca Group plc.................................       411
                                                                  --------
                                                                    15,267
                                                                  --------

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  UNITED STATES (37.8%)
       5,200   Abbott Laboratories..............................  $    341
      (a)900   AccuStaff, Inc...................................        21
       3,000   Adobe Systems, Inc...............................       124
      (a)700   Advanced Fibre Communications, Inc...............        20
         900   AGCO Corp........................................        26
         900   A.H. Belo Corp., 'A'.............................        51
         800   Air Express International Corp...................        24
         900   Air Products & Chemicals, Inc....................        74
         500   Airborne Freight Corp............................        31
         600   Albank Financial Corp............................        31
       3,300   Albertson's, Inc.................................       156
       1,100   Allegheny Teledyne, Inc..........................        28
      (a)600   Allen Telecom, Inc...............................        11
       1,500   Allergan, Inc....................................        50
    (a)1,200   Allied Waste Industries, Inc.....................        28
       5,100   Allstate Corp....................................       463
       3,900   Alltel Corp......................................       160
         900   Aluminum Co. of America..........................        63
       1,000   Alza Corp., 'A'..................................        32
         900   AMBAC Finacial Group, Inc........................        41
         700   American Bankers Insurance Group, Inc............        32
       5,600   American Express Co..............................       500
       1,000   American General Corp............................        54
       8,200   American Greeting Corp., 'A'.....................       321
       8,600   American Home Products Corp......................       658
       5,500   American International Group, Inc................       598
      (a)700   American Power Conversion Corp...................        16
       1,000   American Stores Co...............................        20
      15,400   American Telephone & Telegraph Co................       943
       4,600   Ameritech Corp...................................       370
       5,000   Amoco Corp.......................................       426
       2,700   AMP, Inc.........................................       113
      (a)600   AMR Corp.........................................        77
      (a)600   Amresco, Inc.....................................        18
    (a)1,200   Andrew Corp......................................        29
       6,700   Anheuser-Busch Cos., Inc., 'A'...................       295
    (a)1,100   Apple Computer, Inc..............................        14
    (a)9,900   Applied Material, Inc............................       298
         600   Aptar Group, Inc.................................        33
       1,900   Armstrong World Industries, Inc., 'B'............       142
         800   Arvin Industries, Inc............................        27
       2,200   Asarco, Inc......................................        49
       4,000   Ashland, Inc.....................................       215
         600   Associated Banc-Corp.............................        33
         800   Astoria Financial Corp...........................        45
       1,500   Atlantic Richfield Co............................       120
    (a)1,300   Atmel Corp.......................................        24
       2,900   Automatic Data Processing, Inc...................       178
       1,100   Avnet, Inc.......................................        73
         800   AVX Corp.........................................        15
       2,200   Baker Hughes, Inc................................        96
       1,600   Baldor Electric Co...............................        35
       1,000   Ballard Medical Products.........................        24
       5,200   Banc One Corp....................................       282
       5,300   Bank of New York Co., Inc........................       306
       9,100   BankAmerica Corp.................................       664
       3,200   BankBoston Corp..................................       301
       1,000   Bankers Trust New York Corp......................       112
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

    (a)1,300   Barnes & Noble, Inc..............................  $     43
       2,900   Bausch & Lomb, Inc...............................       115
       3,600   Baxter International, Inc........................       182
       9,600   Becton & Dickinson & Co..........................       480
         700   Belden, Inc......................................        25
       6,900   Bell Atlantic Corp...............................       628
       9,500   BellSouth Corp...................................       535
         600   Beneficial Corp..................................        50
         600   Bergen Brunswig Corp., 'A'.......................        25
         600   Betz Laboratories, Inc...........................        37
    (a)2,900   Beverly Enterprises, Inc.........................        38
       3,600   BFGoodrich Co....................................       149
      (a)900   Biogen, Inc......................................        33
       1,200   Biomet, Inc......................................        31
       2,900   Birmingham Steel Corp............................        46
    (a)1,300   BISYS Group, Inc.................................        43
      (a)700   Black Box Corp...................................        25
       1,200   BMC Industries, Inc..............................        19
       1,900   Bob Evans Farms, Inc.............................        42
       4,900   Boeing Co........................................       240
         800   Boise Cascade Corp...............................        24
      (a)600   Borders Group, Inc...............................        19
         600   Bowater, Inc.....................................        27
       3,400   Briggs & Stratton Corp...........................       165
      10,500   Bristol-Myers Squibb Co..........................       993
       2,600   Brown-Forman Corp., 'B'..........................       144
       2,600   Browning-Ferris Industries, Inc..................        96
       2,400   Burlington Northern Railroad Co..................       223
       1,367   Burlington Resources, Inc........................        61
      (a)900   California Energy Company, Inc...................        26
       1,100   Callaway Golf Co.................................        31
      (a)800   Cambridge Tech Partner, Inc......................        33
         500   Camco International, Inc.........................        32
       2,900   Campbell Soup Co.................................       169
         500   Capital RE Corp..................................        31
      (a)400   Catalina Marketing Corp..........................        18
       6,100   Caterpillar, Inc.................................       296
       1,190   CBS, Inc.........................................        35
      (a)700   Centocor, Inc....................................        23
       3,100   Central & South West Corp........................        84
         700   Central Louisiana Electric Co....................        23
         400   Central Newspapers, Inc., 'A'....................        30
         700   Centura Banks, Inc...............................        48
         700   Century Telephone Enterprises, Inc...............        35
      (a)500   Chancellor Media Corp., 'A'......................        37
         655   Charter One Financial Inc........................        41
       5,800   Chase Manhattan Corp.............................       635
       8,500   Chevron Corp.....................................       654
         625   Chittenden Corp..................................        22
    (a)1,500   Choice Hotels International, Inc.................        24
       9,600   Chrysler Corp....................................       338
       1,800   Chubb Corp.......................................       136
       1,900   CIGNA Corp.......................................       329
       4,000   Cincinatti Milacron, Inc.........................       104
         900   CIPSCO, Inc......................................        40
    (a)1,500   Circus Circus Enterprises, Inc...................        31
    (a)3,900   Cisco Systems, Inc...............................       217
       5,400   Citicorp.........................................       683
         700   CKE Restaurants, Inc.............................        29

--------------
          12
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

       1,900   Clayton Homes, Inc...............................  $     34
       1,900   Clorox Co........................................       150
         500   CMAC Investment Corp.............................        30
         600   CNF Transportation, Inc..........................        23
      (a)500   Coast Savings Financial, Inc.....................        34
       1,500   Coastal Corp.....................................        93
      25,700   Coca-Cola Co.....................................     1,712
         900   Colgate Palmolive Co.............................        66
      15,300   Columbia HCA/Healthcare Corp.....................       453
         700   Comdisco, Inc....................................        23
       3,800   Comerica, Inc....................................       343
       1,000   Commercial Metals Co.............................        32
    (a)2,200   Commnet Cellular, Inc............................        78
       8,700   Compaq Computer Corp.............................       491
         700   Compass Bancshares, Inc..........................        31
      (a)900   CompUSA, Inc.....................................        28
       6,600   Computer Associates International, Inc...........       349
    (a)1,100   Computer Management Sciences.....................        21
       1,700   Conagra, Inc.....................................        56
      (a)900   Concord EFS, Inc.................................        22
       1,800   Conseco, Inc.....................................        82
       3,700   Consolidated Edison Co. of New York, Inc.........       152
         600   Consolidated Papers, Inc.........................        32
      (a)900   Consolidated Stores Corp.........................        40
      (a)600   Continental Airlines, 'B'........................        29
      (a)500   Cooper Cameron Corp..............................        31
       2,200   Cooper Industries, Inc...........................       108
       2,000   Cooper Tire & Rubber Co..........................        49
       1,600   Coors (Adolph) 'B'...............................        53
       1,500   Corestates Financial Corp........................       120
    (a)1,100   Corporate Express, Inc...........................        14
       1,200   Countrywide Credit Industries, Inc...............        51
    (a)1,300   Covance, Inc.....................................        26
       3,600   CPC International, Inc...........................       389
       3,500   C.R. Bard, Inc...................................       110
       1,300   Crompton & Knowles Corp..........................        34
         100   Crown Cork & Seal, Inc...........................         5
       4,700   CSX Corp.........................................       254
         300   Cummins Engine...................................        18
       2,600   Cyprus Amaz Minerals Co..........................        40
      (a)700   Cytec Industries, Inc............................        33
         800   Dallas Semiconductor Corp........................        33
       1,000   Dana Corp........................................        47
         900   Danaher Corp.....................................        57
       6,200   Darden Restaurants, Inc..........................        78
       6,400   Dayton Hudson Corp...............................       432
         900   Dean Foods Co....................................        54
       6,800   Deere & Co.......................................       397
    (a)1,600   Dell Computer Corp...............................       134
       2,300   Delta Airlines Inc...............................       274
       5,100   Deluxe Corp......................................       176
         700   Deposit Guaranty Corp............................        40
       1,600   Dime Bancorp, Inc................................        48
         600   Dow Chemical Co..................................        61
    (a)1,000   Dress Barn, Inc..................................        28
       7,200   Dresser Industries, Inc..........................       302
         600   DTE Energy Co....................................        21
      13,400   Du Pont (EI) de Nemours Co.......................       805
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

      10,600   Dun & Bradstreet Corp............................  $    328
      (a)600   Dura Pharmaceuticals, Inc........................        28
       4,400   Eastern Entreprises..............................       198
       1,300   Eastman Chemical Co..............................        77
       4,200   Eastman Kodak Co.................................       255
         900   Echlin, Inc......................................        33
         800   Ecolab, Inc......................................        44
       1,900   EG&G, Inc........................................        40
      (a)800   Electronic Arts, Inc.............................        30
      (a)700   Electronics for Imaging, Inc.....................        12
       6,500   Eli Lilly & Co...................................       453
    (a)3,000   EMC Corp.........................................        82
       2,900   Emerson Electric Co..............................       164
       2,100   Enova Corp.......................................        57
       2,300   Enron Corp.......................................        96
      15,000   Entergy Corp.....................................       449
      (a)400   Etec Systems, Inc................................        19
       1,200   E.W. Blanch Holdings, Inc........................        41
      15,300   Exxon Corp.......................................       936
       8,900   Fannie Mae.......................................       508
       1,000   Family Dollar Stores, Inc........................        29
         600   Fastenal Co......................................        23
      (a)700   Federal Express Corp.............................        43
         900   Federal Signal Corp..............................        19
         800   FINOVA Group, Inc................................        40
         900   First American Corp., Tennessee..................        45
       3,500   First Chicago Corp...............................       292
         500   First Commerce Corp..............................        34
       1,050   First Commercial Corp............................        62
         700   First Hawaiian, Inc..............................        28
         900   First Midwest Bancorp, Inc.......................        39
       1,000   First Security Corp..............................        42
      10,200   First Union Corp. (N.C.).........................       523
       1,200   First Virginia Banks, Inc........................        62
         100   Firstenergy Corp.................................         3
         500   Firstmerit Corp..................................        14
      (a)900   FISERV, Inc......................................        44
       5,400   Fleet Financial Group, Inc.......................       405
       4,400   Fleming Cos., Inc................................        59
       2,800   Fluor Corp.......................................       105
      (a)500   FMC Corp.........................................        34
      16,100   Ford Motor Co....................................       784
      (a)800   Forest Laboratories, Inc. 'A'....................        39
         600   Fort James Corp..................................        23
       3,200   Fortune Brands, Inc..............................       119
      (a)900   Fred Meyer, Inc..................................        33
         700   Freddie Mac......................................        29
       4,700   Freeport McMoran Copper Corp., 'B'...............        74
    (a)1,200   Fruit of the Loom................................        31
       2,100   Gannett Co., Inc.................................       130
       2,100   Gap, Inc.........................................        74
         300   Gaylord Entertainment Co.........................        10
         400   General Dynamics Corp............................        35
      30,500   General Electric Co..............................     2,238
       1,600   General Mills, Inc...............................       115
       8,700   General Motors Corp..............................       527
         900   General RE Corp..................................       191
       1,500   General Signal Corp..............................        63
      (a)400   Genesis Health Ventures, Inc.....................        11

                                                         -----------------------
                                                                    13
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

         900   Genzyme Corp.....................................  $     25
       1,200   Giant Food, Inc. 'A'.............................        40
       1,400   Goodyear Tire & Rubber Co........................        89
       1,100   GPU, Inc.........................................        46
       3,800   Great Atlantic & Pacific Tea Co..................       113
       2,400   Great Lakes Chemical Corp........................       108
       8,400   Green Tree Financial Corp........................       220
      11,500   GTE Corp.........................................       601
      (a)500   GTECH Holdings Corp..............................        16
    (a)1,300   Gulfstream Aerospace Corp........................        38
       1,200   Halliburton Co...................................        62
       1,000   Hannaford Brothers Co............................        43
       1,700   Harleysville Group, Inc..........................        41
         600   Harman International Industries, Inc.............        25
         600   Harnischfeger Industries, Inc....................        21
    (a)1,200   Harrah's Entertainment, Inc......................        23
       7,200   Harris Corp......................................       330
       1,300   Harsco Corp......................................        56
         900   Harte-Hanks Communications, Inc..................        33
       4,700   Hartford Financial Services Group................       440
         100   HBO & Co.........................................         5
       5,500   Hercules, Inc....................................       275
         600   Herman Miller, Inc...............................        33
         800   Hershey Foods Corp...............................        50
      13,400   Hewlett-Packard Co...............................       838
       2,500   Hibernia Corp., 'A'..............................        47
       2,500   Hilton Hotels Corp...............................        74
       2,700   H.J. Heinz Co....................................       137
      10,600   Home Depot, Inc..................................       624
       1,400   Honeywell, Inc...................................        96
       2,300   Houston Industries, Inc..........................        61
         100   H&R Block, Inc...................................         4
         670   Huntington Bancshares, Inc.......................        24
         600   Illinois Central Corp............................        20
       1,000   IMCO Recycling, Inc..............................        16
       2,300   Imperial Credit Mortgage Holdings................        41
       2,200   Ingersoll-Rand Co................................        89
       1,200   INMC Mortgage Holdings, Inc......................        28
         700   Integrated Health Services, Inc..................        22
      17,300   Intel Corp.......................................     1,215
    (a)1,300   Interim Services, Inc............................        34
      11,300   International Business Machines Corp.............     1,182
       3,100   International Flavors & Fragrances, Inc..........       160
       1,200   International Game Technology....................        30
    (a)1,300   International Rectifier Corp.....................        15
       1,700   Interpublic Group of Cos., Inc...................        85
       1,000   Interstate Bakeries Corp.........................        37
       1,000   Invacare Corp....................................        22
    (a)2,000   Iomega Corp......................................        25
    (a)2,000   Ionics, Inc......................................        78
       5,500   ITT Industries, Inc..............................       173
      (a)600   Jacobs Engineering Group, Inc....................        15
       3,000   J.C. Penney Co., Inc.............................       181
         600   Jefferson-Pilot Corp.............................        47
       2,200   John H. Harland Co...............................        46
       1,500   Johns Manville Corp..............................        15
      13,900   Johnson & Johnson................................       916
       5,900   Johnson Controls, Inc............................       282
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

      (a)500   Jones Apparel Group, Inc.........................  $     22
       7,300   Jostens, Inc.....................................       168
       1,600   Kansas City Southern Industries, Inc.............        51
      (a)900   Kemet Corp.......................................        17
         700   Kennametal, Inc..................................        36
      (a)800   Kent Electronics Corp............................        20
         200   Kerr-McGee Corp..................................        13
       5,400   KeyCorp..........................................       382
         500   Keyspan Energy Corp..............................        18
       2,400   Kimball International, Inc., 'B'.................        44
       5,800   Kimberly-Clark Corp..............................       286
         800   King World Productions, Inc......................        46
      (a)900   KLA-Tencor Corp..................................        35
         800   KN Energy, Inc...................................        43
         500   Knight Ridder, Inc...............................        26
    (a)1,000   Komag, Inc.......................................        15
      (a)700   LCI International, Inc...........................        22
      (a)700   Lear Corp........................................        33
      (a)900   Lexmark International Group, Inc.................        34
       1,400   LG&E Energy Corp.................................        35
         750   Liberty Financial Cos., Inc......................        28
       2,500   Lincoln National Corp............................       195
      (a)700   Littlefuse, Inc..................................        17
       3,800   Lockheed Martin Corp.............................       374
       3,400   Loews Corp.......................................       361
       1,000   Long Island Lighting Co..........................        30
         800   Longs Drug Stores, Inc...........................        26
         800   Louisiana-Pacific Corp...........................        15
       4,600   Lowe's Cos., Inc.................................       219
         800   Lubrizol Corp....................................        30
       1,900   Lucent Technologies, Inc.........................       152
      (a)800   Mac Frugals Bargains Close-Outs, Inc.............        33
       1,000   Magna Group, Inc.................................        46
       1,200   M.A. Hanna Co....................................        30
       2,800   Mallinckrodt, Inc................................       106
       9,500   Manor Care, Inc..................................       333
      (a)200   Markel Corp......................................        31
         200   Marriott International, Inc......................        14
         800   Martin Marietta Corp.............................        29
       2,800   May Department Stores Co.........................       148
         900   Maytag Corp......................................        34
       3,000   MBIA, Inc........................................       200
       3,000   MBNA Corp........................................        82
       1,200   McClatchy Newspapers, Inc........................        33
       1,500   McCormick & Co., Inc.............................        42
      10,700   McDonald's Corp..................................       511
         500   McGraw-Hill Cos., Inc............................        37
       1,200   MCN Corp.........................................        48
       1,200   Medical Assurance, Inc...........................        35
       1,600   Medtronic, Inc...................................        84
       3,800   Mellon Bank Corp.................................       230
         500   Mercantile Stores Co., Inc.......................        30
      11,500   Merck & Co., Inc.................................     1,222
       1,800   Meredith Corp....................................        64
       2,366   Meritor Automotive, Inc..........................        50
       7,500   Merrill Lynch & Co., Inc.........................       547
      (a)800   Microchip Technology, Inc........................        24
   (a)10,900   Microsoft Corp...................................     1,409
       1,400   Millenium Chemicals, Inc.........................        33

--------------
          14
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

         900   Millipore Corp...................................  $     31
         500   Minerals Technologies, Inc.......................        23
       2,300   Minnesota Mining & Manufacturing Co..............       189
       9,700   Mobil Corp.......................................       700
       1,175   Molex, Inc.......................................        38
       2,700   Monsanto.........................................       113
       1,200   Montana Power Co.................................        38
       1,000   Morgan (J.P.) & Co., Inc.........................       113
       2,500   Morton International, Inc........................        86
       5,800   Motorola, Inc....................................       331
      (a)500   MSC Industrial Direct Co., Inc. 'A'..............        21
         800   Murphy Oil Corp..................................        43
       1,400   Mylan Laboratories, Inc..........................        29
    (a)1,500   Nabors Industries, Inc...........................        47
       1,800   Nalco Chemical Co................................        71
       1,300   National City Corp...............................        85
       1,400   National Commerce Bancorp........................        49
         700   National Fuel Gas Co.............................        34
         600   National Service Industries, Inc.................        30
       6,600   NationsBank Corp.................................       401
    (a)1,200   NCS HealthCare, Inc..............................        32
       1,900   New Century Energies, Inc........................        91
       1,000   New England Electric System......................        43
       1,000   New Jersey Resources Corp........................        40
       1,600   New York State Electric & Gas Corp...............        57
         500   New York Times Co., 'A'..........................        33
         600   Newell Co........................................        26
         200   Nicor, Inc.......................................         8
      (a)800   Nine West Group, Inc.............................        21
         500   Noble Affiliates, Inc............................        18
    (a)1,000   Noble Drilling Corp..............................        31
         600   Nordson Corp.....................................        28
         700   Norfolk Southern Corp............................        22
         900   Norrell Corp.....................................        18
       1,200   Northern Telecom Ltd.............................       107
         500   Northrop Grumman Corp............................        58
       4,000   Norwest Corp.....................................       155
    (a)1,100   Novacare Corp....................................        14
    (a)5,100   Novell, Inc......................................        38
      (a)600   Novellus Systems, Inc............................        19
    (a)2,400   Office Depot, Inc................................        57
    (a)2,300   OfficeMax, Inc...................................        33
         700   Ohio Casualty Corp...............................        31
       1,600   Old Kent Financial Corp..........................        63
       2,100   Olsten Corp......................................        32
         600   OM Group, Inc....................................        22
       1,200   Omnicare, Inc....................................        37
       1,300   One Valley Bancorp., Inc.........................        50
    (a)4,200   Oracle System Corp...............................        94
    (a)1,000   O'Reilly Automotive, Inc.........................        26
       1,000   Oregon Steel Mills, Inc..........................        21
         800   Orion Capital Corp...............................        37
    (a)1,300   Oryx Energy Co...................................        33
       1,400   Pacific Century Financial Corp...................        35
       4,700   Pacific Enterprises..............................       177
       2,500   Pall Corp........................................        52
         700   Parker-Hannifin Corp.............................        32
      (a)600   Patterson Dental Co..............................        27
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

      (a)500   Payless ShoeSource, Inc..........................  $     34
       3,300   Peco Energy Co...................................        80
         700   Pennziol Co......................................        47
       1,000   Peoples Energy Corp..............................        39
       1,500   Pep Boys Manny, Moe & Jack.......................        36
       7,000   PepsiCo, Inc.....................................       255
         900   Perkin-Elmer Corp................................        64
      (a)700   Personnel Group of America, Inc..................        23
      12,500   Pfizer, Inc......................................       932
       1,100   PG&E Corp........................................        33
    (a)1,276   PharMerica, Inc..................................        13
       3,400   Pharmacia & Upjohn, Inc..........................       125
       8,400   Phelps Dodge Corp................................       523
      32,200   Philip Morris Cos., Inc..........................     1,459
       7,300   Phillips Petroleum Co............................       355
       1,500   Phillips-Van Heusen Corp.........................        21
    (a)1,100   Photronics, Inc..................................        27
      (a)900   PhyCor, Inc......................................        24
       1,200   Pier 1 Imports, Inc..............................        27
       1,000   Pinnacle West Capital Corp.......................        42
         700   Pioneer Natural Resources Co.....................        20
         500   PMI Group, Inc...................................        36
       2,500   PNC Bank Corp....................................       143
         900   PPG Industries, Inc..............................        51
         600   Pogo Producing Co................................        18
         700   Polaroid Corp....................................        34
      (a)600   Policy Management Systems Corp...................        42
       1,700   Potomac Electric Power Co........................        44
       7,000   PP&L Resources, Inc..............................       168
         600   Precision Castparts Corp.........................        36
      15,600   Procter & Gamble Co..............................     1,245
      (a)900   Profitt's Inc....................................        26
    (a)2,500   Promus Company, Inc..............................       105
         600   Protective Life Corp.............................        36
         600   Provident Bankshares Corp........................        38
         700   Provident Companies, Inc.........................        27
      17,000   Public Service Enterprise Group, Inc.............       539
       1,300   Puget Sound Energy, Inc..........................        39
         500   Quanex Corp......................................        14
    (a)1,400   Quantum Corp.....................................        28
         900   Queens County Bancorp, Inc.......................        36
      (a)900   Quintiles Transnational Corp.....................        34
    (a)1,526   R & B Falcon Corp................................        53
       5,400   Raychem Corp.....................................       233
         600   Rayonier, Inc., WI...............................        26
         554   Raytheon Co., 'A'................................        27
       5,600   Raytheon Co., 'B'................................       283
       1,300   Readers Digest Association, Inc., 'A'............        31
    (a)1,000   Reebok International, Ltd........................        29
         800   Reliastar Financial Corp.........................        33
      (a)700   Renal Care Group, Inc............................        22
       1,400   Republic New York Corp...........................       160
         600   Rite Aid Corp....................................        35
       1,100   RLI Corp.........................................        55
    (a)1,200   Robert Half International, Inc...................        48
       1,200   Rochester Gas & Electric Corp....................        41
       4,000   Rockwell International Corp......................       209
       1,000   Rohm & Haas Co...................................        96
      (a)800   Rowan Cos., Inc..................................        24

                                                         -----------------------
                                                                    15
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

       4,075   RPM, Inc.........................................  $     62
      (a)600   R.P. Scherer Corp................................        37
       1,000   R.R. Donnelly & Sons Co..........................        37
         500   Russell Corp.....................................        13
         700   Ryder Systems, Inc...............................        23
         500   SAFECO Corp......................................        24
    (a)1,300   Safeguard Scientifics, Inc.......................        41
      (a)300   Samina Corp......................................        20
      11,500   Sara Lee Corp....................................       648
       7,399   SBC Communications, Inc..........................       542
       1,300   SCANA Corp.......................................        39
       1,200   Schering-Plough Corp.............................        75
      (a)600   Scholastic Corp..................................        23
      (a)900   SCI Systems, Inc.................................        39
       4,500   Scientific-Atlanta, Inc..........................        75
      (a)700   Sealed Air Corp..................................        43
       9,100   Sears, Roebuck & Co..............................       412
       2,900   Service Corp. International......................       107
         200   Shared Medical Systems Corp......................        13
       1,500   Shaw Industries, Inc.............................        17
      (a)700   Sierra Health Services, Inc......................        24
      (a)400   Smith International, Inc.........................        25
       1,200   Snap-On, Inc.....................................        52
         700   Sonat, Inc.......................................        32
       1,200   Sonoco Products Co...............................        42
       3,800   Southern Co......................................        98
       3,300   Sprint Corp......................................       193
       1,200   St. Paul Cos., Inc...............................        98
         800   St. John Knits, Inc..............................        32
    (a)1,200   St. Jude Medical, Inc............................        37
       1,000   St. Paul Bancorp, Inc............................        26
      (a)900   Starbucks Corp...................................        35
    (a)1,300   Steel Dynamics, Inc..............................        21
      (a)500   Steris Corp......................................        24
      (a)800   Sterling Commerce, Inc...........................        31
    (a)1,000   Sterling Software, Inc...........................        41
         900   Stewart Enterprises, Inc. 'A'....................        42
         600   Storage Technology Corp..........................        37
       6,500   Sun Co., Inc.....................................       273
    (a)8,400   Sun Microsystems, Inc............................       335
         600   Sunbeam Corp.....................................        25
         533   Sunburst Hospitality, Corp.......................         5
    (a)1,000   SunGuard Data Systems, Inc.......................        31
    (a)1,600   Sunrise Medical, Inc.............................        25
       1,500   Superior Industries International................        40
      10,700   SUPERVALU Inc....................................       448
    (a)1,400   Sybase, Inc......................................        19
      (a)800   Sybron International Corp........................        38
    (a)2,100   Symantec Corp....................................        46
         700   Symbol Technologies, Inc.........................        26
      (a)700   Synopsys, Inc....................................        25
         400   Sysco Corp.......................................        18
       2,800   Tandy Corp.......................................       108
      (a)600   Tech Data Corp...................................        23
       3,500   Tektronix, Inc...................................       139
         900   Telephone & Data Systems, Inc....................        42
       4,700   Texaco, Inc......................................       256
       3,200   Texas Instruments, Inc...........................       144
       4,700   Texas Utilities Co...............................       195
       1,600   The Limited, Inc.................................        41
         500   Thiokol Corp.....................................        41
       1,200   Thomas & Betts Corp..............................        57
                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

    (a)4,100   3Com Corp........................................  $    143
    (a)1,400   360 Communications Co............................        28
         600   Tidewater, Inc...................................        33
         600   TIG Holdings, Inc................................        20
       5,600   TJX Companies, Inc...............................       193
       1,600   Torchmark Corp...................................        67
         600   Toro Co..........................................        26
         600   T. Rowe Price Associates, Inc....................        38
         800   Trans Financial, Inc.............................        31
         800   Transamerica Corp................................        85
         600   Transatlantic Holdings, Inc......................        43
      11,300   Travelers, Inc...................................       609
    (a)1,100   Triad Guaranty, Inc..............................        32
         700   Trinity Industries, Inc..........................        31
       2,100   TRW, Inc.........................................       112
       3,200   Tupperware Corp..................................        89
       5,900   Tyco International, Ltd..........................       266
      (a)500   Ucar International, Inc..........................        20
       1,000   Ultramar Diamond Shamrock Corp...................        32
      10,200   Unicom Corp......................................       314
         900   Unifi, Inc.......................................        37
       1,700   Union Carbide Corp...............................        73
         600   Union Pacific Corp...............................        37
    (a)2,600   Unisys Corp......................................        36
       1,000   United Asset Management Co.......................        24
         900   United Cos. Financial Corp.......................        14
         900   United Illuminating Co...........................        41
       3,000   United Technologies Corp.........................       218
      (a)800   Universal Health Services, Inc...................        40
      (a)700   U.S. Airways Group, Inc..........................        44
         800   U.S. Bancorp.....................................        90
      (a)800   U.S. Cellular Corp...............................        25
    (a)1,200   U.S. Filter Corp.................................        36
         600   U.S. Industries, Inc.............................        18
       3,900   U.S. Surgical Corp...............................       114
       5,300   U.S. West Communications Group...................       239
       5,300   USF&G Corp.......................................       117
      (a)700   USG Corp.........................................        34
       7,300   UST, Inc.........................................       270
       9,900   USX-Marathon Group...............................       334
      20,200   USX-U.S. Steel Group, Inc........................       631
       1,200   UtliCorp. United, Inc............................        47
       1,000   Valero Energy Corp...............................        31
         900   Varian Associates, Inc...........................        46
      (a)900   Vencor, Inc......................................        22
       1,200   VF Corp..........................................        55
    (a)1,300   Viking Office Products, Inc......................        28
         800   Vintage Petroleum, Inc...........................        15
       1,500   Vishay Intertechnology, Inc......................        35
         600   Vulcan Materials Co..............................        61
         567   Wachovia Corp....................................        46
      24,500   Wal-Mart Stores, Inc.............................       966
       1,600   Walgreen Co......................................        50
         900   Wallace Computer Services, Inc...................        35
       3,300   Walt Disney Co...................................       327
       1,400   Warner-Lambert Co................................       174
         200   Waste Management, Inc............................         6
      (a)800   Weatherford Enterra, Inc.........................        35
         400   Webster Financial Corp...........................        27
       4,200   Wendy's International, Inc.......................       101
         700   Westamerica Bancorp..............................        72
      (a)900   Western Digital Corp.............................        14
         800   Western National Corp............................        24

--------------
          16
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  UNITED STATES (CONT.)
      11,500   Whitman Corp.....................................  $    300
         500   Wicor, Inc.......................................        23
         200   Williams Cos., Inc...............................         6
      (a)900   Wisconsin Central Transportation Corp............        21
         800   Witco Corp.......................................        33
      (a)100   Wordcom, Inc.....................................         3
       1,500   Worthington Industries, Inc......................        25
       1,700   WPS Resources Corp...............................        57
         900   W.R. Berkley Corp................................        39
       3,300   Xerox Corp.......................................       244
         900   York International Corp..........................        36
         900   Zions Bancorp....................................        41
                                                                  --------
                                                                    80,662
                                                                  --------
TOTAL COMMON STOCKS (COST $157,172).............................   171,427
                                                                  --------
PREFERRED STOCKS (0.3%)
  AUSTRIA (0.1%)
         800   Bank Austria AG..................................        38
       1,064   Bank Austria AG..................................        47
         100   Bau Holding AG...................................         5
         100   EA-Generali AG...................................        11
                                                                  --------
                                                                       101
                                                                  --------
  GERMANY (0.2%)
       4,150   RWE AG...........................................       178
         776   SAP AG...........................................       252
                                                                  --------
                                                                       430
                                                                  --------
  ITALY (0.0%)
      31,850   Fiat S.p.A.......................................        49
                                                                  --------
TOTAL PREFERRED STOCKS (COST $391)..............................       580
                                                                  --------
INVESTMENT COMPANIES (1.7%)
  UNITED STATES (1.7%)
  (g)156,800   Latin American Discovery Fund, Inc...............     2,813
   (g)70,000   Morgan Stanley Africa Investment Fund, Inc.......       805
                                                                  --------
TOTAL INVESTMENT COMPANIES (COST $3,144)........................     3,618
                                                                  --------

      NO. OF
      RIGHTS
------------

RIGHTS (0.0%)
  PORTUGAL (0.0%)
    (a)1,600   Jeronimo Martins.................................        --
                                                                  --------
  SPAIN (0.0%)
      (a)264   ACS S.A..........................................        --
                                                                  --------
TOTAL RIGHTS (COST $0)..........................................        --
                                                                  --------

      NO. OF
    WARRANTS
------------

WARRANTS (0.0%)
  FRANCE (0.0%)
      (a)320   Casino Guichard Perrachon, expiring 12/31/99.....         7
    (a)2,073   Cie Generale des Eaux, expiring 5/2/01...........         1
        (a)5   Sodexho S.A., expiring 6/7/04....................         1
                                                                  --------
                                                                         9
                                                                  --------
  HONG KONG (0.0%)
      (a)585   Peregine Investment Holdings Ltd., expiring
                 5/15/98........................................        --
                                                                  --------

      NO. OF                                                         VALUE
    WARRANTS                                                         (000)
--------------------------------------------------------------------------
  ITALY (0.0%)
      (a)913   La Rinascente S.p.A., expiring 12/31/99..........  $     --
    (a)1,491   La Rinascente S.p.A., expiring 12/31/99..........         2
                                                                  --------
                                                                         2
                                                                  --------
  SWITZERLAND (0.0%)
       (a)45   Roche Holdings, expiring 5/5/98..................         5
                                                                  --------
TOTAL WARRANTS (COST $1)........................................        16
                                                                  --------

        FACE
      AMOUNT
       (000)
------------

CONVERTIBLE DEBENTURES (0.0%)
  FRANCE (0.0%)
   FRF    32   Casino Guichard Perrachon 4.50%, 7/12/01.........        18
          29   Sanofi S.A. 4.00%, 1/1/00........................        35
          19   Simco S.A. 8.25%, 1/1/06.........................        16
           1   Sodexho S.A.6.00%, 6/7/04........................         4
                                                                  --------
                                                                        73
                                                                  --------
  ITALY (0.0%)
  ITL  7,304   Mediobanca S.p.A. 4.50%, 1/1/00..................         4
       2,125   Mediobanca S.p.A. 6.00%, 12/31/02................         2
                                                                  --------
                                                                         6
                                                                  --------
TOTAL CONVERTIBLE DEBENTURES (COST $42).........................        79
                                                                  --------
TOTAL FOREIGN & U.S. SECURITIES (82.4%) (COST $160,750).........   175,720
                                                                  --------
SHORT-TERM INVESTMENT (15.3%)
  REPURCHASE AGREEMENT (15.3%)
$     32,681   Chase Securities, Inc., 5.95%, dated 12/31/97 due
                 1/2/98, to be repurchased at $32,692,
                 collateralized by $33,050 U.S. Treasury Bonds,
                 5.25%, due 1/31/01, valued at $33,383 (COST
                 $32,681).......................................    32,681
                                                                  --------
TOTAL INVESTMENT IN SECURITIES (97.7%) (COST $193,431)..........   208,401
                                                                  --------
FOREIGN CURRENCY (0.1%)
    AUD    2   Australian Dollar................................         1
   ATS     5   Austrian Schilling...............................        --
   GBP     6   British Pound....................................         9
   CAD    77   Canadian Dollar..................................        54
    DEM   33   German Mark......................................        18
   FRF     9   French Franc.....................................         2
  IDR 99,571   Indonesian Rupiah................................        18
 ITL 146,403   Italian Lira.....................................        83
  JPY    701   Japanese Yen.....................................         5
  PTE  1,397   Portuguese Escudo................................         8
   SGD     2   Singapore Dollar.................................         1
  ESP  3,759   Spanish Peseta...................................        25
   SEK     2   Swedish Krona....................................        --
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $249)..............................       224
                                                                  --------
TOTAL INVESTMENTS (97.8%) (COST $193,680).......................   208,625
OTHER ASSETS IN EXCESS OF LIABILITIES (2.2%)....................     4,643
                                                                  --------
NET ASSETS (100%)...............................................  $213,268
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing security
(g)   --  The fund is advised by an affiliate.
(ADR)  -- American Depositary Receipt
(NCS)  -- Non Convertible Shares
(RFD)  -- Ranked for Dividend

                                                         -----------------------
                                                                    17
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                              IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT        FOR         VALUE     NET UNREALIZED
    (000)        (000)       DATE          (000)        (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  -------------  ---------  -----------------
ESP   3,706    $      24      1/2/98   $          24  $      24      $      --
IDR  99,571           18      1/2/98   $          18         18             --
$        132         132     1/16/98      DEM    229        128             (4)
$        930         930     1/16/98      DEM  1,596        888            (42)
$        632         632     1/16/98      DEM  1,080        601            (31)
DEM  8,921         4,964     1/16/98   $       5,084      5,084            120
$      1,894       1,894     1/21/98     FRF  11,000      1,830            (64)
$      1,015       1,015     1/21/98     FRF   5,825        969            (46)
FRF   6,351        1,056     1/21/98   $       1,089      1,089             33
$      1,622       1,622     1/21/98   ITL 2,761,232      1,561            (61)
$        945         945     1/21/98   ITL 1,648,883        932            (13)
ITL  641,978         363     1/21/98   $         375        375             12
ITL 5,212,918      2,946     1/21/98   $       3,044      3,044             98
JPY  821,696       6,326     1/29/98   $       6,841      6,841            515
JPY  123,140         948     1/29/98   $       1,020      1,020             72
$      3,830       3,830      2/5/98    JPY  455,272      3,507           (323)
JPY 1,217,549      9,380      2/5/98   $      10,260     10,260            880
$        322         322     2/12/98    ESP   46,749        307            (15)
ESP  46,749          307     2/12/98   $         320        320             13
$     12,078      12,078     2/19/98     GBP   7,159     11,737           (341)
$      2,357       2,357     2/19/98   ITL 3,985,066      2,252           (105)
ITL  810,604         458     2/19/98   $         476        476             18
ITL    1,332          --     2/19/98   $          --         --             --
$        280         280     2/19/98      NLG    540        267            (13)
$        123         123     2/19/98      NLG    236        117             (6)
NLG    776           384     2/19/98   $         400        400             16
SEK  15,084        1,902     2/19/98   $       2,000      2,000             98
$      2,800       2,800     2/26/98      DEM  4,785      2,669           (131)
$         89          89     2/26/98    JPY   11,140         86             (3)
$      7,300       7,300     2/26/98    JPY  922,380      7,128           (172)
JPY  363,023       2,805     2/26/98   $       2,970      2,970            165
JPY  682,557       5,275     2/26/98   $       5,434      5,434            159
$      1,006       1,006     3/16/98     FRF   5,896        983            (23)
DEM  1,632           912     3/16/98   $         933        933             21
FRF   5,531          923     3/16/98   $         944        944             21
$         21          21     3/16/98    JPY    2,575         20             (1)
CAN   1,408          989     3/23/98   $         985        985             (4)
JPY  125,215         976     4/20/98   $       1,000      1,000             24
               ---------                              ---------          -----
               $  78,332                              $  79,199      $     867
               ---------                              ---------          -----
               ---------                              ---------          -----

--------------
          18
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FUTURES CONTRACTS: At December 31, 1997, the Portfolio had futures contracts open:

                                                                                                         UNREALIZED
                                                                               AGGREGATE                APPRECIATION
                                                                NUMBER OF     FACE VALUE   EXPIRATION  (DEPRECIATION)
                                                                CONTRACTS        (000)        DATE          (000)
                                                             ---------------  -----------  ----------  ---------------
PURCHASES:
FTSE 100 Index                                                         59      GBP 12,652    Mar-98       $     232
MIB 30 Index                                                            9      ITL  1,310    Jan-98              78
Toronto 35 Index                                                        8       CAD 1,013    Mar-98              24
SALES:
CAC 40 Index                                                           30       FRF 3,041    Jan-98            (160)
DAX Index                                                               3        DEM  726    Mar-98             (38)
OMX Index                                                              65       SEK 2,017    Jan-98             (52)
TOPIX Index                                                            85      JPY  7,810    Mar-98             395
                                                                                                              -----
                                                                                                          $     479
                                                                                                              -----
                                                                                                              -----

---------------

GBP   --  British Pound
CAD   --  Canadian Dollar
FRF   --  French Franc
DEM   --  German Mark
IDR   --  Indonesian Rupiah
ITL   --  Italian Lira
JPY   --  Japanese Yen
NLG   --  Netherlands Guilder
ESP   --  Spanish Peseta
SEK   --  Swedish Krona

--------------------------------------------------------------------------------

        SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                     VALUE     PERCENT OF
INDUSTRY                                                                             (000)     NET ASSETS
---------------------------------------------------------------------------------  ---------  -------------
Consumer Goods...................................................................  $  42,382         19.9%
Finance..........................................................................     35,867         16.8
Capital Equipment................................................................     29,493         13.8
Services.........................................................................     29,110         13.6
Energy...........................................................................     18,990          8.9
Materials........................................................................     13,184          6.2
Investment Companies.............................................................      3,618          1.7
Multi-Industry...................................................................      2,570          1.3
Gold Mines.......................................................................        506          0.2
                                                                                   ---------          ---
                                                                                   $ 175,720         82.4%
                                                                                   ---------          ---
                                                                                   ---------          ---

                                                         -----------------------
                                                                    19
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE COUNTRY-SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI WORLD INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada                        3.4%
France                        5.3%
Germany                       5.5%
Ireland                       3.2%
Italy                         2.4%
Japan                         7.9%
Netherlands                   2.6%
Switzerland                   5.6%
United Kingdom               11.1%
United States                40.8%
Short-Term Investments        9.4%
Other                         2.8%

                            TOTAL RETURNS
                           SINCE INCEPTION
                            (10/29/97)**
                        ---------------------
                          WITH       WITHOUT
                          SALES       SALES
                         CHARGE*     CHARGE
---------------------------------------------
Class A Shares            -6.44%      -0.74%
---------------------------------------------
Class B Shares            -5.81%      -0.86%
---------------------------------------------
Class C Shares            -5.81%      -0.86%
---------------------------------------------
MSCI World Index            N/A        2.43%
---------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index which includes securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East and assumes dividends are reinvested net of withholding tax.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                           PERCENT OF
ISSUER                                        COUNTRY      NET ASSETS
----------------------------------------  ---------------  ----------
Philip Morris Cos., Inc.                   United States        3.1%
Reckitt & Coleman plc                     United Kingdom        2.5%
GenRad, Inc.                               United States        2.4%
Albertson's, Inc.                          United States        2.3%
Pharmacia & Upjohn, Inc.                   United States        2.1%

TOP FIVE SECTORS
                       VALUE     PERCENT OF
SECTOR                 (000)     NET ASSETS
-------------------  ---------  -------------
Finance              $ 107,480        18.9%
Consumer--Staples       84,164        14.8%
Consumer--Cyclical      51,750         9.1%
Capital Equipment       48,338         8.5%
Technology              44,926         7.9%

The investment objective of the Global Equity Fund is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including issuers in the United States and emerging market countries.

For the period from inception of the portfolio on October 29, 1997 through December 31, 1997, the Fund generated a total return of -0.74 percent for Class A shares at net asset value, as compared to a total return of 2.43 percent for the Morgan Stanley Capital International (MSCI) World Index during the same period.

The Fund's underperformance during this initial period can be attributed to the negative effect of the relatively high cash position as the Portfolio became fully invested. The initial funding is largely complete and the chart shown above illustrates the country weightings within the Portfolio as of the end of December.

A significant feature of our strategy during the final quarter of 1997 was our underweight positions in Japan and Southeast Asia. However, many of the Fund's Japanese stocks--notably large exporters such as Fuji--have continued to benefit from the yen's weakness. Another positive factor was stock selection in the financial sectors of such European markets as Ireland, France, Sweden, and the United Kingdom. Partially offsetting these favorable holdings was stock selection in the United States, Switzerland, and the Netherlands.

Some of our recent stock picks included Valmet, ABB, and American Stores. Based in Finland, Valmet is the world's leading paper machine manufacturer. In recent years, the group has expanded from its strong European base and is now well established in North America and the rapidly growing markets of Asia. Also, Valmet has reduced its cyclicality by increasing its use of subcontractors and expanding its service and maintenance businesses. Valmet has a strong financial position, and its stock price is cheap relative to earnings and cash flow.

The Swiss power engineering conglomerate ABB is a market leader in large-scale power projects and will be a major beneficiary of long-term projections for world power demand. The market's overreaction to ABB's Southeast Asian exposure provides a unique opportunity to buy into a group with a clear global franchise and a reputation for nimble management. A recovery in the group's Industrial and Building Systems business is also being overlooked.

--------------
          20

                                 MORGAN STANLEY
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

American Stores operates the second-largest food store chain as well as large drugstore chains in the United States. The company is currently tackling its enormous transition from a decentralized holding company into an integrated operating company. Over time, the benefits of this re-engineering program should outweigh the implementation costs. The company should also benefit from a stabilization of its capital expenditures, which have grown substantially in recent years.

Given a projected slowdown in global growth as a result of the deepening Asian crisis the Federal Reserve Board's next move may well be to ease rather than raise interest rates. This would be positive for most interest-rate sensitive sectors such as utilities, banks, tobacco, and telecommunications. Furthermore, if mid-single digit earnings growth can be maintained, and inflation remains quiescent, then the U.S. market is arguably fairly valued with long-term bond yields at current levels. While equity mutual fund inflows should slow, merger activity, in the absence of any pricing power, is expected to continue at record levels. We remain slightly underweight in the U.S. market relative to the benchmark, finding better relative value in Europe, particularly Ireland and the U.K. We recently raised our position to overweight in the U.K., having found a number of strong business franchises with management dedicated to shareholder value. Despite continued underperformance, we still struggle to find value in Japan, other than in selected sectors such as exporters and pharmaceuticals. Consequently, we expect to remain underweight in the foreseeable future. We also remain cautious about Asia as a whole and, despite the exceptionally steep sell-off, we are unlikely to revise our weighting there in a material sense, any time soon.

Frances Campion              Richard Boon                 Paul Boyne
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

                                                              ------------------

                                 MORGAN STANLEY
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

COMMON STOCKS (96.1%)
  AUSTRALIA (0.3%)
  (a)893,600   Telstra Corp., Ltd...............................  $  1,886
                                                                  --------
  CANADA (3.4%)
      94,600   Potash Corp. of Saskatchewan, Inc................     7,878
  (a)130,000   Renaissance Energy, Ltd..........................     2,683
     385,500   TELUS Corp.......................................     8,549
                                                                  --------
                                                                    19,110
                                                                  --------
  FINLAND (0.5%)
     210,000   Valmet Oyj.......................................     2,897
                                                                  --------
  FRANCE (5.3%)
      62,300   Elf Aquitaine....................................     7,246
  (a)149,900   France Telecom S.A...............................     5,437
      33,600   Groupe Danone RFD................................     6,002
     166,000   Scor.............................................     7,938
   (a)55,600   SGS-Thomson Microelectronics N.V.................     3,441
                                                                  --------
                                                                    30,064
                                                                  --------
  GERMANY (5.5%)
     223,400   BASF AG..........................................     7,973
     215,000   Bayer AG.........................................     7,977
     133,400   Veba AG..........................................     9,084
      11,000   Viag AG..........................................     6,023
                                                                  --------
                                                                    31,057
                                                                  --------
  HONG KONG (0.8%)
   2,330,000   Hysan Development Co.............................     4,646
                                                                  --------
  IRELAND (3.1%)
     604,400   Bank of Ireland..................................     9,304
     470,000   Green Property plc...............................     2,675
     978,500   Irish Life plc...................................     5,611
                                                                  --------
                                                                    17,590
                                                                  --------
  ITALY (2.4%)
   1,700,000   Mediaset S.p.A...................................     8,351
(a)1,273,000   Telecom Italia S.p.A.............................     5,613
                                                                  --------
                                                                    13,964
                                                                  --------
  JAPAN (7.9%)
     939,000   Daicel Chemical Industries, Ltd..................     1,223
     142,000   Fuji Photo Film Co...............................     5,442
     911,000   Fujisawa Pharmaceutical Co., Ltd.................     7,960
     335,000   Hitachi, Ltd.....................................     2,388
         600   Japan Tobacco, Inc...............................     4,258
     460,000   Matsushita Electric Industrial Co., Ltd..........     6,734
   2,783,000   NKK Corp.........................................     2,218
   1,069,000   Shionogi & Co....................................     4,900
     773,000   Sumitomo Marine & Fire Insurance Co..............     4,088
      77,000   TDK Corp.........................................     5,807
                                                                  --------
                                                                    45,018
                                                                  --------
  NETHERLANDS (2.6%)
  (a)148,400   Benckiser N.V. `B'...............................     6,140
     200,000   ING Groep N.V....................................     8,424
                                                                  --------
                                                                    14,564
                                                                  --------
  NEW ZEALAND (1.1%)
   2,928,900   Lion Nathan, Ltd.................................     6,565
                                                                  --------

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

  PORTUGAL (0.9%)
     203,500   Cimpor-Cimentos de Portugal S.A..................  $  5,334
                                                                  --------
  SINGAPORE (0.7%)
   1,608,000   Jardine Strategic Holdings, Ltd..................     4,245
                                                                  --------
  SPAIN (2.4%)
     610,400   Iberdrola S.A....................................     8,033
     188,600   Telefonica de Espana.............................     5,385
                                                                  --------
                                                                    13,418
                                                                  --------
  SWEDEN (1.7%)
(a)1,722,700   Nordbanken Holding AB............................     9,742
                                                                  --------
  SWITZERLAND (5.6%)
       6,000   ABB AG (Bearer)..................................     7,538
    (a)1,800   Ascom Holding AG (Bearer)........................     2,317
      13,100   Forbo Holding AG (Registered)....................     5,355
       9,900   Holderbank Financiere Glarus AG `B' (Bearer).....     8,080
       5,600   Nestle S.A. (Registered).........................     8,393
                                                                  --------
                                                                    31,683
                                                                  --------
  UNITED KINGDOM (11.1%)
     589,700   BG plc...........................................     2,655
     304,800   Burmah Castrol plc...............................     5,309
   1,255,900   English China Clays plc..........................     5,531
     838,300   Imperial Tobacco Group plc.......................     5,276
     722,500   Peninsular & Oriental Steam Navigation Co........     8,222
     811,800   Premier Farnell plc..............................     5,843
     695,100   Racal Electronic plc.............................     3,050
     915,500   Reckitt & Colman plc.............................    14,368
     628,800   Royal & Sun Alliance Insurance Group plc.........     6,334
   1,402,700   WPP Group plc....................................     6,247
                                                                  --------
                                                                    62,835
                                                                  --------
  UNITED STATES (40.8%)
     279,400   Albertson's, Inc.................................    13,237
     100,600   Aluminum Co. of America..........................     7,080
     275,100   American Stores Co...............................     5,657
     286,200   Boise Cascade Corp...............................     8,658
     180,400   Borg-Warner Automotive, Inc......................     9,381
      81,900   Chase Manhattan Corp.............................     8,968
     337,900   COMSAT Corp......................................     8,194
     365,000   Danka Business Systems plc.......................     5,817
  (a)623,300   Data General Corp................................    10,869
  (a)535,300   Egghead, Inc.....................................     3,479
      37,100   Enhance Financial Services Group, Inc............     2,207
     117,300   FINOVA Group, Inc................................     5,828
     128,400   General Signal Corp..............................     5,417
  (a)456,900   GenRad, Inc......................................    13,793
     121,500   Georgia-Pacific Corp.............................     7,381
  (a)121,500   Georgia-Pacific Corp. (Timber Group).............     2,757
     217,700   Houghton Mifflin Co..............................     8,354
     200,000   IBP, Inc.........................................     4,187
     129,300   MBIA, Inc........................................     8,639
  (a)255,000   NCR Corp.........................................     7,092
  (a)174,900   Noble Drilling Corp..............................     5,356
     158,500   Penncorp Financial Group, Inc....................     5,656
     324,500   Pharmacia & Upjohn, Inc..........................    11,885
     390,100   Philip Morris Cos., Inc..........................    17,676
      99,300   Tecumseh Products Co. `A'........................     4,841

--------------
          22
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  UNITED STATES (CONT.)
     178,600   Tenneco, Inc.....................................  $  7,055
     199,100   Terra Nova (Bermuda) Holdings Ltd., `A'..........     5,226
     166,100   The B.F. Goodrich Co.............................     6,883
     205,600   Tupperware Corp..................................     5,731
     197,200   United Dominion Industries.......................     4,992
  (a)151,800   United Meridian Corp.............................     4,269
     199,100   UST Corp.........................................     5,525
                                                                  --------
                                                                   232,090
                                                                  --------
TOTAL COMMON STOCKS (COST $551,567).............................   546,708
                                                                  --------

        FACE
      AMOUNT
       (000)
------------

SHORT-TERM INVESTMENTS (9.4%)
  U. S. TREASURY SECURITY (4.9%)
$     28,000   U.S. Treasury Bill 1/2/98........................    28,000
                                                                  --------
  REPURCHASE AGREEMENT (4.5%)
      25,400   Chase Securities, Inc., 5.95%, dated 12/31/97,
                 due 1/2/98, to be repurchased at $25,408,
                 collateralized by $20,225 U.S. Treasury Bonds,
                 8.125%, due 8/15/19, valued at $25,951.........    25,400
                                                                  --------
TOTAL SHORT-TERM INVESTMENTS (COST $53,400).....................    53,400
                                                                  --------
TOTAL INVESTMENT IN SECURITIES (105.5%) (COST $604,967).........   600,108
                                                                  --------
FOREIGN CURRENCY (0.3%)
   AUD 1,787   Australian Dollar................................     1,164
  IEP    283   Irish Punt.......................................       403
   NZD   154   New Zealand Dollar...............................        89
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $1,727)............................     1,656
                                                                  --------
TOTAL INVESTMENTS (105.8%) (COST $606,694)......................   601,764
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.8%)...................   (33,126)
                                                                  --------
NET ASSETS (100%)...............................................  $568,638
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing security
RFD   --  Ranked for Dividend

                                                         -----------------------
                                                                    23
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               GLOBAL EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                            IN EXCHANGE
TO DELIVER     VALUE    SETTLEMENT       FOR        VALUE     NET UNREALIZED
   (000)       (000)       DATE         (000)       (000)    GAIN (LOSS) (000)
-----------  ---------  -----------  -----------  ---------  -----------------
 $   2,894   $   2,894      1/2/98   FIM 15,685   $   2,878      $     (16)
 $   3,350       3,350      1/5/98    GBP 2,025       3,327            (23)
             ---------                            ---------            ---
             $   6,244                            $   6,205      $     (39)
             ---------                            ---------            ---
             ---------                            ---------            ---

---------------

FIM   --  Finnish Markka
GBP   --  British Pound

--------------------------------------------------------------------------------

        SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                     VALUE     PERCENT OF
INDUSTRY                                                                             (000)     NET ASSETS
---------------------------------------------------------------------------------  ---------  -------------
Finance..........................................................................  $ 107,480         18.9%
Consumer Staples.................................................................     84,164         14.8
Consumer Cyclical................................................................     51,750          9.1
Capital Equipment................................................................     48,338          8.5
Technology.......................................................................     44,926          7.9
Basic Industry...................................................................     43,220          7.6
Retail...........................................................................     37,533          6.6
Telecommunications...............................................................     36,395          6.4
Services.........................................................................     26,728          4.7
Utilities (Electric & Gas).......................................................     25,591          4.5
Healthcare.......................................................................     14,217          2.5
Consumer Durable.................................................................      9,875          1.7
Energy...........................................................................      9,667          1.7
Transportation...................................................................      6,824          1.2
                                                                                   ---------          ---
                                                                                   $ 546,708         96.1%
                                                                                   ---------          ---
                                                                                   ---------          ---

--------------
          24
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia                     4.2%
Canada                        4.0%
Denmark                       2.6%
Germany                      12.7%
Italy                         5.7%
Japan                         7.9%
Spain                         5.0%
Sweden                        5.5%
United Kingdom                8.4%
United States                32.4%
Short-Term Investments        6.8%
Other                         4.8%

                                                   TOTAL RETURNS**
                        ---------------------------------------------------------------------
                                                                           AVERAGE ANNUAL
                             SIX MONTHS               ONE YEAR             SINCE INCEPTION
                        ---------------------   ---------------------   ---------------------
                          WITH       WITHOUT      WITH       WITHOUT      WITH       WITHOUT
                          SALES       SALES       SALES       SALES       SALES       SALES
                         CHARGE*     CHARGE      CHARGE*     CHARGE      CHARGE*     CHARGE
---------------------------------------------------------------------------------------------
Class A Shares            -2.51%       2.39%      -3.97%       0.77%       5.28%       6.31%
---------------------------------------------------------------------------------------------
Class B+  Shares          -2.00%       1.99%      -3.77%       0.07%       2.64%       3.83%
---------------------------------------------------------------------------------------------
Class C  Shares            0.99%       1.99%      -0.89%       0.07%       5.47%       5.47%
---------------------------------------------------------------------------------------------
J.P. Morgan Traded
Global Bond Index:
  Class A & C Shares       N/A         2.52%       N/A         1.40%       N/A         7.51%
  Class B Shares           N/A         2.52%       N/A         1.40%       N/A         3.54%
---------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The J.P. Morgan Traded Global Bond Index is an unmanaged index of government bond issues that includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States excluding withholding tax.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                        PERCENT OF
SECURITY                                    CURRENCY    NET ASSETS
----------------------------------------  ------------  ----------
U.S. Treasury Note 7.25%, 5/15/04         U.S. Dollar       14.1%
U.S. Treasury Bond 8.125%, 8/15/19        U.S. Dollar        8.8%
United Kingdom 9.50%, 4/18/05               British          6.1%
                                             Pound
Swedish Government 6.00%, 2/9/05            Swedish          5.5%
                                             Krona
U.S. Treasury Note 5.125%, 11/30/98       U.S. Dollar        4.9%

TOP FIVE CURRENCY DENOMINATIONS
                         VALUE      PERCENT OF
CURRENCY                 (000)      NET ASSETS
--------------------  -----------  -------------
U.S. Dollar            $   3,724         32.4%
German Mark                1,209         12.7%
British Pound                799          8.4%
Japanese Yen                 747          7.9%
Italian Lira                 543          5.7%

The Global Fixed Income Fund seeks to produce an attractive real rate of return while preserving capital by investing in fixed-income securities of U.S. and foreign issuers denominated in U.S. dollars and in other currencies. For the six months ended December 31, 1997, the Fund achieved a total return of 2.39 percent (Class A shares at net asset value). By comparison, the J.P. Morgan Traded Global Bond Index returned 2.52 percent during the same period.

Global fixed-income markets in every country rallied during the second half of 1997. After a solid third quarter, the market began to focus on the likely impact of the Asian economic crisis. A consensus view emerged that the region's problems would reduce world economic growth and that the devaluation of Asian currencies would increase competitive pressures globally, thereby keeping inflation in check. Both developments are positive for bond markets.

In Japan, where the Asian impact is expected to be greatest, 10-year bond yields fell 82 basis points despite concerns about the financial sector, particularly the high-profile collapse of Yamaichi Securities in November. U.S. Treasury bonds also benefited from their "safe haven" status, benign inflation data, and the belief that any tightening in monetary policy by the Federal Reserve Board was now on hold despite evidence of strong economic activity. As a result, the yield on 10-year Treasuries fell 83 basis points, taking the long bond close to
5.90 percent. Bonds in Australia also performed well as a result of the ongoing Asian crisis, and 10-year yields fell 106 basis points.

Although European bond markets benefited from developments in Asia, the continued political move towards monetary union was the dominant theme, as reflected in the further yield convergence of higher-yielding markets towards Germany. Italian and Spanish bonds rallied strongly, and their 10-year yields fell 115 and 81 basis points, respectively. Both markets responded positively to interest-rate cuts in December, and Italy received a further boost from the final approval of its 1998 budget. Attention also shifted to those countries that may be part of the second stage of European Monetary Union, with yields in the U.K. and Sweden contracting dramatically towards Germany. Bonds in core European markets were the poorest performers, although 10-year

                                                              ------------------
                                                                    25

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

yields still declined by 25 to 37 basis points. However, the drop in rates in core European markets was part of an overall flattening of the curve, as yields at the short-end rose in response to monetary tightening early in the fourth quarter.

In a continuation of the trend in place during the first half of the year, bond market returns in U.S. dollar terms were significantly reduced as the dollar gained on its "safe haven" status. During the reporting period, the dollar rose
3.1 percent versus the Deutsche mark and 12.4 percent against the Japanese yen. The Australian and New Zealand dollars fared particularly poorly, falling 13.4 percent and 14.8 percent against the American dollar, respectively.

These developments resulted in a 2.5 percent return in the second half of 1997 for the J.P. Morgan Global Government Bond Index. During the period, the Fund benefited from its overweighting to higher-yielding European, Australian, Irish, and U.K. bonds. On the currency side, the Fund benefited from its overweighting to the U.S. dollar at the expense of the Japanese yen. The duration of the Fund at the end of December was 4.8 years. This slightly short duration was mainly a result of our Japanese position and was a negative factor.

Strategy changes included a reduction in exposure to Japanese bonds, with proceeds being placed in the Australian market. A position in the 5-year U.S. Treasury inflation-protected security was also purchased to take advantage of its relative cheapness. On the currency front, there was a 2 percent reduction in our underweighting of the Japanese yen in favor of the U.S. dollar. Other moves included small increases in exposure to the Spanish peseta and Swedish krona.

Although the Asian crisis will hinder economic growth, expansions in Europe and North America are expected to continue. In the United States, the Asian crisis should help lower economic growth to a more sustainable pace. This reduction, combined with the likely downward pressure on the prices of goods resulting from the increased competitiveness of Asian exporters, will act to prevent any near-term tightening on the part of the Federal Reserve. U.S. labor markets are very tight, however, and the prospect remains for increases in both U.S. wages and service-sector prices. Within Europe, inflation remains low. Competitive exchange rates to the dollar and low interest rates continue to promote a broadening of the recovery. The impact from Asia will also be less pronounced in Europe than in the United States. We therefore remain cautious about increasing interest-rate exposure in North America or Europe at the current time. In Japan, we retain the view that the exceptionally low levels of Japanese yields offer minimal value despite the dire state of its economy.

IMPORTANT FUND UPDATE
On October 23, 1997, the Trustees of the Fund approved its reorganization into the Van Kampen American Capital Global Government Securities Fund. Upon shareholder approval, the reorganization of the Fund is expected to take place prior to June 30, 1998. More information about the reorganization will be forwarded to you in a proxy statement in the near future.

Your Fund and the Van Kampen American Capital Global Government Securities Fund have similar investment objectives and similar investment policies and practices, and are managed by the same portfolio management team, with the addition of Richard B. Worley. Both funds seek a high level of current income while preserving capital, and both funds invest primarily in the debt securities of issuers located in at least three different countries in attempting to achieve their investment objectives.

J. David Germany                           Michael B. Kushma
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

Paul F. O'Brien                            Richard B. Worley
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

--------------

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

       FACE
     AMOUNT                                                       VALUE
      (000)                                                       (000)
-----------------------------------------------------------------------

FIXED INCOME SECURITIES (91.0%)
  AUSTRALIAN DOLLAR (4.2%)
    GOVERNMENT BONDS
 AUD    250   Government of Australia 9.00%, 9/15/04...........  $  191
        100   Government of Australia 7.50%, 9/15/09...........      72
                                                                 ------
                                                                    263
                                                                 ------
    U.S. GOVERNMENT & AGENCY OBLIGATIONS-GLOBAL
        200   Federal National Mortgage Association 6.50%,
                7/10/02........................................     133
                                                                 ------
  TOTAL AUSTRALIAN DOLLAR......................................     396
                                                                 ------
  BRITISH POUND (8.4%)
    GOVERNMENT BONDS
 GBP    300   United Kingdom 9.50%, 4/18/05....................     579
        110   United Kingdom 8.00%, 6/7/21.....................     220
                                                                 ------
  TOTAL BRITISH POUND..........................................     799
                                                                 ------
  CANADIAN DOLLAR (4.0%)
    GOVERNMENT BONDS
 CAD    300   Government of Canada 7.50%, 3/1/01...............     223
        180   Government of Canada 8.75%, 12/1/05..............     151
                                                                 ------
  TOTAL CANADIAN DOLLAR........................................     374
                                                                 ------
  DANISH KRONE (2.6%)
    GOVERNMENT BOND
 DKK  1,500   Kingdom of Denmark 8.00%, 5/15/03................     247
                                                                 ------
  GERMAN MARK (12.7%)
    CORPORATE BONDS
  DEM   150   KFW International Finace, Inc. 7.50%, 1/24/00....      88
        200   Landeskreditbank Baden-Wuerttemberg Financial
                6.63%, 8/20/03.................................     119
                                                                 ------
                                                                    207
                                                                 ------
    GOVERNMENT BONDS
        200   Deutschland Republic 6.25%, 1/4/24...............     117
        450   German Unity Fund 8.00%, 1/21/02.................     280
        450   Treuhandanstalt 7.00%, 11/25/99..................     265
        540   Treuhandanstalt 7.50%, 9/9/04....................     340
                                                                 ------
                                                                  1,002
                                                                 ------
  TOTAL GERMAN MARK............................................   1,209
                                                                 ------
  IRISH PUNT (2.6%)
    GOVERNMENT BOND
IEP     150   Government of Ireland 8.00%, 8/18/06.............     249
                                                                 ------
  ITALIAN LIRA (5.7%)
    GOVERNMENT BONDS
ITL 400,000   Buoni Poliennali Del Tes 10.00%, 8/1/03..........     276
    150,000   Buoni Poliennali Del Tes 9.50%, 1/1/05...........     104
    230,000   Buoni Poliennali Del Tes 9.50%, 2/1/06...........     163
                                                                 ------
  TOTAL ITALIAN LIRA...........................................     543
                                                                 ------

       FACE
     AMOUNT                                                       VALUE
      (000)                                                       (000)
-----------------------------------------------------------------------
  JAPANESE YEN (7.9%)
    EUROBONDS
JPY  25,000   Export Import Bank of Japan 4.38%, 10/1/03.......  $  222
     27,000   Japan Development Bank 6.50%, 9/20/01............     248
     30,000   World Bank 4.75%, 12/20/04.......................     277
                                                                 ------
  TOTAL JAPANESE YEN...........................................     747
                                                                 ------
  SPANISH PESETA (5.0%)
    GOVERNMENT BONDS
ESP  50,000   Spanish Government 8.30%, 12/15/98...............     339
     20,000   Spanish Government 7.40%, 7/30/99................     137
                                                                 ------
  TOTAL SPANISH PESETA.........................................     476
                                                                 ------
  SWEDISH KRONA (5.5%)
    GOVERNMENT BOND
SEK   4,100   Swedish Government 6.00%, 2/9/05.................     520
                                                                 ------
  UNITED STATES DOLLAR (32.4%)
    U.S. GOVERNMENT AND AGENCY OBLIGATIONS (32.4%)
    U.S. TREASURY BONDS
$       665   8.125%, 8/15/19..................................     832
         40   7.625%, 2/15/25..................................      49
                                                                 ------
                                                                    881
                                                                 ------
    U.S. TREASURY NOTES
        465   5.125%, 11/30/98.................................     463
        200   6.25%, 10/31/01..................................     204
        192   3.625%, 7/15/02 (Inflation Indexed)..............     191
      1,238   7.25%, 5/15/04...................................   1,336
                                                                 ------
                                                                  2,194
                                                                 ------
  TOTAL UNITED STATES DOLLAR...................................   3,075
                                                                 ------
TOTAL FIXED INCOME SECURITIES (COST $8,661)....................   8,635
                                                                 ------
SHORT-TERM INVESTMENT (6.8%)
  REPURCHASE AGREEMENT (6.8%)
    UNITED STATES DOLLAR
        649   Chase Securities, Inc., 5.95%, dated 12/31/97,
                due 1/2/98, to be repurchased at $649,
                collateralized by $660 U.S. Treasury Notes,
                5.625%, due 2/15/06, valued at $667 (COST
                $649)..........................................     649
                                                                 ------
FOREIGN CURRENCY (0.0%)
JPY     713   Japanese Yen (COST $6)...........................       6
                                                                 ------
TOTAL INVESTMENTS (97.8%) (COST $9,316)........................   9,290
OTHER ASSETS IN EXCESS OF LIABILITIES (2.2%)...................     203
                                                                 ------
NET ASSETS (100%)..............................................  $9,493
                                                                 ------
                                                                 ------

---------------

Inflation Indexed Security -- Security includes principal adjustment feature in which par amount adjusts with the Consumer Price Index to insulate bonds from the effects of inflation. The face amount shown is that in effect on December 31, 1997.

                                                         -----------------------
                                                                    27
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                              IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT        FOR         VALUE     NET UNREALIZED
    (000)        (000)       DATE          (000)        (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  -------------  ---------  -----------------
 ITL       26  $      --      1/2/98   $          --  $      --      $      --
 ESP   10,000         65      1/9/98   $          68         68              3
$          29         29      1/9/98     ESP   4,345         28             (1)
   AUD    500        326     1/16/98   $         338        338             12
 IEP      170        242     1/16/98   $         250        250              8
  SEK     540         68     1/16/98   $          69         69              1
  GBP      52         85     1/16/98   $          87         87              2
$          39         39     1/16/98      CAD     55         39             --
$         176        176     1/16/98      DEM    311        173             (3)
               ---------                              ---------            ---
               $   1,030                              $   1,052      $      22
               ---------                              ---------            ---
               ---------                              ---------            ---

---------------

AUD   --  Australian Dollar
GBP   --  British Pound
CAD   --  Canadian Dollar
DEM   --  German Mark
IEP   --  Irish Punt
ITL   --  Italian Lira
ESP   --  Spanish Peseta
SEK   --  Swedish Krona

--------------
          28
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE COUNTRY-SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI COMBINED FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

China             2.8%
Hong Kong        38.9%
India             6.4%
Indonesia         3.0%
Korea             3.1%
Malaysia          4.5%
Philippines       5.4%
Singapore        15.1%
Taiwan           15.3%
Thailand          1.6%
Other             3.9%

                                                           TOTAL RETURNS**
                                ---------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL
                                     SIX MONTHS               ONE YEAR             SINCE INCEPTION
                                ---------------------   ---------------------   ---------------------
                                  WITH       WITHOUT      WITH       WITHOUT      WITH       WITHOUT
                                  SALES       SALES       SALES       SALES       SALES       SALES
                                 CHARGE*     CHARGE      CHARGE*     CHARGE      CHARGE*     CHARGE
-----------------------------------------------------------------------------------------------------
Class A Shares                   -52.82%     -49.96%     -52.14%     -49.22%      -7.89%      -6.68%
-----------------------------------------------------------------------------------------------------
Class B+ Shares                  -52.66%     -50.17%     -52.15%     -49.64%     -25.93%     -25.01%
-----------------------------------------------------------------------------------------------------
Class C Shares                   -50.64%     -50.14%     -50.11%     -49.61%      -7.34%      -7.34%
-----------------------------------------------------------------------------------------------------
MSCI CFEF ex-Japan
Index:
  Class A & C Shares               N/A       -45.59%       N/A       -45.48%       N/A        -3.67%
  Class B Shares                   N/A       -45.59%       N/A       -45.48%       N/A       -19.84%
-----------------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The Morgan Stanley Capital International (MSCI) Combined Far East Free (CFEF) ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Taiwan and Thailand and assumes dividends are reinvested.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                PERCENT OF
ISSUER                              COUNTRY     NET ASSETS
---------------------------------  ---------  --------------
Cheung Kong Holdings Ltd.          Hong Kong         10.6%
HSBC Holdings plc                  Hong Kong          5.5%
Hutchinson Whampoa Ltd.            Hong Kong          5.4%
China Light & Power Co., Ltd.      Hong Kong          5.3%
Asustek Computer, Inc.              Taiwan            4.1%

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
--------------------  ---------  -------------
Finance               $  48,957        37.8%
Capital Equipment        19,358        14.9%
Energy                   14,948        11.5%
Consumer Goods           14,199        11.0%
Services                 12,207         9.4%

The investment objective of the Asian Growth Fund is long-term capital appreciation through investments primarily in equity securities of Asian issues, excluding Japan.

    For the six months ended December 31, 1997, the Fund generated a total return of -49.96 percent for the Class A shares at net asset value, as compared to a total return of -45.59 percent for the Morgan Stanley Capital International
(MSCI) Combined Far East Free ex-Japan Index.

Asian markets continued to witness steep losses in the second half of 1997, with the MSCI Combined Far East Free ex-Japan Index recording a decline of 45.6 percent. None of the Asian equity markets posted a positive return during the reporting period. In relative terms, the region's "best" performers were Taiwan (-26.5 percent) and Hong Kong (-31.4 percent). Five of the nine countries encompassing the Index suffered declines of more than 50 percent, including Indonesia (-75.9 percent), Korea (-70.2 percent), Malaysia (-64.2 percent), Thailand (-60.3 percent), and the Philippines (-57.8 percent).

The Asian crisis is the result of excessive credit creation throughout the region. However, the trigger for the collapse was the de-pegging of the Thai baht on July 2, a move that forced regional currencies and equity markets into vicious downward spirals. In Thailand, the devaluation in the baht was exacerbated by the country's large current-account deficit and the substantial amount of unhedged U.S.-dollar corporate loans. Despite a change of government and a bailout package led by the International Monetary Fund (IMF), the Thai stock market was down nearly 90 percent from its peak two years ago. While the IMF has been successful in closing shaky financial institutions, an absence of confidence in the Thai currency and illiquidity in most stocks led many international investors to desert Thailand's equity market.

The currency depreciation in Thailand quickly spread to other Southeast Asian countries. Most severely impacted was Indonesia. Despite significant improvements on the country's macro-economic front in recent years, the rapid erosion of domestic and foreign confidence in the economy and the rupiah brought the currency down 56 percent by year end. Indonesian corporations and banks with large exposure to U.S. dollar-denominated debt deepened the currency crisis. Meanwhile, skyrocketing domestic interest rates hastened the pace of corporate bankruptcies. The ensuing economic downturn, as well as concerns about the health of Indonesia's ailing patriarch President Suharto, dampened market sentiment as the reporting period ended.

                                                              ------------------
                                                                    29

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

The contagion effect that lashed Southeast Asia subsequently transmitted to Northeast Asia, with the Korean won depreciating by 47 percent. In the fourth quarter, the Korean stock market declined sharply amid concerns about the credit quality of the country's financial sector and the ability of Korean corporations to repay foreign short-term obligations. Korea's economic downturn was a result of excessive expansion and over-leverage by Korean chaebols (business conglomerates), which comprise over 70 percent of the country's gross domestic product. Several large chaebols, including Sammi, Hanbo, Kia, and Jinro, entered into court receivership with debt-to-equity ratios well above 500 percent. In the latter part of the year, the IMF stepped in and Korea was forced to undertake quick liberalization and reform measures, including the opening of its capital markets.

Even Hong Kong did not escape unscathed from the regional turmoil. Although its currency board system meant that the Hong Kong dollar remain pegged to the U.S. dollar, the cost was levied through a sharp rise in interest rates. The equity market, dominated by interest-sensitive stocks in the property and banking sectors, reversed the 20 percent return it had posted through September and plummeted to a final -25 percent performance for the year. Hong Kong property prices, among the most expensive in the world, fell 30 percent in four months as asset deflation replaced currency depreciation.

As the initial equity-market victims in ASEAN (a trade group of eight Southeast Asian nations) remain nearly 70 percent below their peaks, focus has now shifted to Northeast Asia. The imminent demise of the Korean economy (the 11th largest in the world) has awakened global investors to the risks of a worldwide contagion and begun to elicit concerted responses from the United States and the international community.

As other Asian currencies and markets fall, however, remaining markets such as Hong Kong, Singapore, and Taiwan look relatively more expensive and vulnerable. In particular, Hong Kong's currency peg to the U.S. dollar is exacting a heavy toll on its economy. There also remains a risk that an economic slowdown in China may compound the already-difficult economic conditions in Hong Kong. Should China falter, Taiwan would be seriously impacted. Already, Taiwan is experiencing weakness in its technology and electronics sectors. Any fallout in the electronics area will also cause problems for Singapore, which already is contending with the devastation of its ASEAN trading partners.

As a result of these risks, we would look to reduce our exposure to Hong Kong and China. We also seek to hedge our currency exposure to the Hong Kong dollar, the New Taiwan dollar, and the Singapore dollar. Concurrently, we would be seeking to put money to work in selected stocks in the more devastated markets that are beginning to offer compelling values for the patient investor.

We anticipate 1998 to be a very difficult year for the region. The effect of the fallout on the regional markets is just beginning to filter through to the real economy, and the year likely will be marked by corporate collapses and massive layoffs. In turn, many Asian nations could experience economic recession as well as political and social unrest.

Although there are no signs of stabilization for equity prices or currency values, and despite the ongoing crisis of confidence, the speed at which some of the regional currencies and markets are sliding would indicate a climatic condition. Under these circumstances, it is our view that now is not the time for serious investors to exit these markets. Indeed, investors with the luxury of a longer-term horizon may stand to reap massive long-term gains by capitalizing on this monumental meltdown in the Asian markets. Our strategy will be to concentrate on identifying and acquiring those companies that represent irreplaceable franchises and that are currently available at bargain-basement prices.

Vinod Sethi                                Ean Wan Chin
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

--------------

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                        VALUE
         SHARES                                                         (000)
-----------------------------------------------------------------------------

COMMON STOCKS (95.8%)
  CHINA (2.8%)
      3,179,000   Qingling Motors Co., `H'.........................  $  1,559
         65,340   Shenzhen Fangda Co., Ltd. `B'....................        75
   (a)5,792,000   Zhejiang Expressway Co., Ltd. `H'................     1,173
   (a)2,416,000   Zhejiang Southeast Electric Power Co., Ltd.
                    `B'............................................       778
                                                                     --------
                                                                        3,585
                                                                     --------
  HONG KONG (38.9%)
      2,102,000   Cheung Kong Holdings Ltd.........................    13,767
      1,235,000   China Light & Power Co., Ltd.....................     6,853
        806,000   Dao Heng Bank Group Ltd..........................     2,013
      1,461,800   Hong Kong Telecommunications Ltd.................     3,009
        290,400   HSBC Holdings plc................................     7,158
      1,107,600   Hutchison Whampoa Ltd............................     6,947
      2,528,700   Ng Fung Hong Ltd.................................     2,659
        115,000   Shanghai Industrial Holdings Ltd.................       427
        569,900   Sun Hung Kai Properties Ltd......................     3,971
        518,000   Swire Pacific Ltd. `A'...........................     2,841
         47,000   Television Broadcasting Ltd......................       134
      1,629,000   Zhenhai Refining & Chemical Co...................       678
                                                                     --------
                                                                       50,457
                                                                     --------
  INDIA (6.4%)
        133,700   Bharat Heavy Electricals Ltd.....................     1,207
         40,000   Castrol Ltd......................................       760
         30,000   Container Corp. of India Ltd.....................       322
      (a)25,000   Hoechst Marion Roussel Ltd.......................       215
         42,000   Housing Development Finance Corp., Ltd...........     3,297
         12,800   SmithKline Beecham Consumer Healthcare Ltd.......       107
        211,450   State Bank of India..............................     1,311
        135,000   Tata Engineering & Locomotive Co., Ltd...........     1,020
                                                                     --------
                                                                        8,239
                                                                     --------
  INDONESIA (3.0%)
         68,000   Bat Indonesia (Foreign)..........................       321
        227,000   Gudang Garam (Foreign)...........................       346
      (a)57,500   Gulf Indonesia Resources Ltd. (Foreign)..........     1,265
   (a)6,445,000   Makindo Tbk (Foreign)............................     1,143
      1,123,500   Telekomunikasi (Foreign).........................       597
         34,000   Unilever Indonesia (Foreign).....................       186
                                                                     --------
                                                                        3,858
                                                                     --------
  KOREA (2.8%)
      (e)17,082   Housing & Commercial Bank GDR (Foreign)..........        90
         (d)200   Korea Mobile Telecommunications Corp.............        60
         19,537   LG Information & Communication (Foreign).........       547
      (d)27,462   Pohang Iron & Steel Ltd. (Foreign)...............       766
         80,909   Samsung Electronics Co. (Foreign)................     1,833
      (a)24,095   Samsung Electronics Co. GDR (New)................       342
                                                                     --------
                                                                        3,638
                                                                     --------
  MALAYSIA (4.5%)
        154,000   Dialog Group Bhd.................................       265
        414,400   Genting Bhd......................................     1,039
         53,000   Kuala Lumpur Kepong Bhd..........................       114
        276,000   Telekom Malaysia Bhd.............................       816

                                                                        VALUE
         SHARES                                                         (000)
-----------------------------------------------------------------------------

      1,612,000   Tenaga Nasional Bhd..............................  $  3,440
        149,000   United Engineers Bhd.............................       124
                                                                     --------
                                                                        5,798
                                                                     --------
  PHILIPPINES (5.4%)
      3,663,496   Ayala Land, Inc. `B'.............................     1,447
   (a)2,775,000   Fil-Estate Land, Inc.............................        81
        411,965   Manila Electric `B'..............................     1,363
   (a)5,610,000   Music Corp.......................................     2,009
        786,000   San Miguel Corp. `B'.............................       960
      8,158,180   SM Prime Holdings, Inc...........................     1,209
                                                                     --------
                                                                        7,069
                                                                     --------
  SINGAPORE (15.1%)
      (a)93,600   Creative Technology Ltd..........................     2,059
        223,500   Development Bank of Singapore (Foreign)..........     1,914
        269,000   Electronic Resources Ltd.........................       274
     (a)589,000   NatSteel Ltd.....................................       757
        865,238   Oversea-Chinese Banking Corp. (Foreign)..........     5,043
        584,000   Parkway Holdings Ltd.............................     1,320
        207,400   Singapore Press Holdings (Foreign)...............     2,602
        902,000   United Overseas Bank Ltd. (Foreign)..............     5,016
        155,000   Venture Manufacturing Ltd........................       433
      (a)12,000   Want Want Holdings...............................        16
         93,000   Wing Tai Holdings Ltd............................       109
                                                                     --------
                                                                       19,543
                                                                     --------
  TAIWAN (15.3%)
     (a)319,000   Asustek Computer, Inc............................     5,055
      (a)16,600   Asustek Computer, Inc., GDR......................       265
        322,000   Cathay Construction Corp.........................       367
     (a)218,950   China Development Corp...........................       624
     (a)951,383   Compal Electronics, Inc..........................     2,770
     (a)106,000   Delpha Construction Co., Ltd.....................       159
         97,000   Delta Electronics, Inc...........................       387
      2,714,287   Far Eastern Textile, Ltd.........................     2,945
     (a)680,000   Hon Hai Precision Industry.......................     3,439
     (a)312,500   Kuoyang Construction.............................       589
     (a)338,000   Pou Chen Corp....................................     1,388
        788,000   Siliconware Precision Industries Co..............     1,860
                                                                     --------
                                                                       19,848
                                                                     --------
  THAILAND (1.6%)
         15,000   Advanced Info Service Public Co., Ltd.
                    (Foreign)......................................        72
   (a,d)115,000   Bangkok Expressway Public Co., Ltd. (Foreign)....        64
      (d)29,000   BEC World Public Co., Ltd. (Foreign).............       116
     (d)200,900   CVD Entertainment Public Co., Ltd. (Foreign).....       105
        947,700   Eastern Water Resources Development Public Co.,
                    Ltd............................................       984
      (d)68,700   Nation Multimedia Group Public Co., Ltd.
                    (Foreign)......................................        18
     (d)983,000   National Petrochemical Public Co., Ltd...........       521
      (d)35,000   Thai Storage Battery Public Co., Ltd.
                    (Foreign)......................................        29
     (d)174,900   Thai Theparos Food Product Public Co., Ltd.
                    (Foreign)......................................       169
                                                                     --------
                                                                        2,078
                                                                     --------
TOTAL COMMON STOCKS (COST $158,053)................................   124,113
                                                                     --------

                                                         -----------------------
                                                                    31
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                        VALUE
         SHARES                                                         (000)
-----------------------------------------------------------------------------
INVESTMENT COMPANY (0.3%)
  KOREA (0.3%)
      (a)58,000   Korea Fund, Inc. (COST $592).....................  $    384
                                                                     --------
TOTAL FOREIGN SECURITIES (96.1%) (COST $158,645)...................   124,497
                                                                     --------

           FACE
         AMOUNT
          (000)
---------------

FOREIGN CURRENCY (1.7%)
    HKD       5   Hong Kong Dollar.................................         1
   INR    4,694   Indian Rupee.....................................       120
    MYR      34   Malaysian Ringgit................................         9
   SGD    3,448   Singapore Dollar.................................     2,050
    TWD     571   Taiwan Dollar....................................        17
                                                                     --------
TOTAL FOREIGN CURRENCY (COST $2,206)...............................     2,197
                                                                     --------
TOTAL INVESTMENTS (97.8%) (COST $160,851)..........................   126,694
OTHER ASSETS IN EXCESS OF LIABILITIES (2.2%).......................     2,833
                                                                     --------
NET ASSETS (100%)..................................................  $129,527
                                                                     --------
                                                                     --------

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
GDR   --  Global Depositary Receipt

-----------------------
          32
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

   CURRENCY                             IN EXCHANGE
  TO DELIVER      VALUE    SETTLEMENT       FOR         VALUE     NET UNREALIZED
    (000)         (000)       DATE         (000)        (000)    GAIN (LOSS) (000)
--------------  ---------  -----------  ------------  ---------  -----------------
HKD    4,634    $     598      1/2/98   $        598  $     598      $      --
MYR    4,437        1,141      1/2/98   $      1,135      1,135             (6)
PHP     9,505         235      1/2/98   $        234        234             (1)
SGD     3,623       2,155      1/2/98   $      2,163      2,163              8
HKD    7,279          939      1/5/98   $        939        939             --
MYR     702           180      1/5/98   $        180        180             --
PHP     1,501          37      1/5/98   $         37         37             --
SGD      192          115      1/5/98   $        115        115             --
THB      166            3      1/5/98   $          3          3             --
MYR    3,718          956      1/6/98   $        953        953             (3)
PHP     3,535          87      1/6/98   $         87         87             --
SGD      444          264      1/6/98   $        263        263             (1)
THB     4,583          95      1/6/98   $         95         95             --
KRW 1,861,500       1,093     2/25/98   $      1,700      1,700            607
SGD    22,204      13,105     3/18/98   $     12,985     12,985           (120)
                ---------                             ---------          -----
                $  21,003                             $  21,487      $     484
                ---------                             ---------          -----
                ---------                             ---------          -----

---------------

HKD   --  Hong Kong Dollar
KRW   --  South Korean Won
MYR   --  Malaysian Ringgit
PHP   --  Philippine Peso
SGD   --  Singapore Dollar
THB   --  Thai Baht

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Finance.................................  $ 48,957      37.8%
Capital Equipment.......................    19,358      14.9
Energy..................................    14,948      11.5
Consumer Goods..........................    14,199      11.0
Services................................    12,207       9.4
Multi-Industry..........................    12,028       9.3
Materials...............................     2,800       2.2
                                          --------       ---
                                          $124,497      96.1%
                                          --------       ---
                                          --------       ---

                                                         -----------------------
                                                                    33
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                       7.1%
Building                      5.4%
Computers                     4.6%
Consumer--Retail              6.0%
Consumer--Staples             7.7%
Energy                        7.0%
Financial--Diversified       10.8%
Health Care                   4.9%
Insurance                     5.0%
Technology                    6.6%
Short-Term Investments        8.0%
Other                        26.9%

                                                           TOTAL RETURNS**
                                ---------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL
                                     SIX MONTHS               ONE YEAR             SINCE INCEPTION
                                ---------------------   ---------------------   ---------------------
                                  WITH       WITHOUT      WITH       WITHOUT      WITH       WITHOUT
                                  SALES       SALES       SALES       SALES       SALES       SALES
                                 CHARGE*     CHARGE      CHARGE*     CHARGE      CHARGE*     CHARGE
-----------------------------------------------------------------------------------------------------
Class A Shares                     9.98%      16.66%      28.56%      36.39%      16.74%      18.39%
-----------------------------------------------------------------------------------------------------
Class B+ Shares                   11.25%      16.25%      30.41%      35.41%      23.39%      24.30%
-----------------------------------------------------------------------------------------------------
Class C Shares                    15.24%      16.24%      34.48%      35.48%      17.47%      17.47%
-----------------------------------------------------------------------------------------------------
Russell 2500 Small Company
Index:
  Class A & C Shares               N/A        11.78%       N/A        24.35%       N/A        17.23%
  Class B Shares                   N/A        11.78%       N/A        24.35%       N/A        20.63%
-----------------------------------------------------------------------------------------------------
S&P 500 Index:
  Class A & C Shares               N/A        10.58%       N/A        33.36%       N/A        22.01%
  Class B Shares                   N/A        10.58%       N/A        33.36%       N/A        28.00%
-----------------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The Russell 2500 Small Company
Index and S&P 500 Index are
unmanaged indices of common
stocks. The S&P 500 Index assumes
dividends are reinvested.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                      PERCENT OF
ISSUER                                 SECTOR         NET ASSETS
------------------------------  --------------------  ----------
NBTY, Inc.                       Consumer--Staples         1.8%
Valassis Communications, Inc.      Communications          1.6%
Universal Corp.                  Consumer--Staples         1.5%
DIMON, Inc.                      Consumer--Staples         1.4%
Storage Technology Corp.             Computers             1.3%

TOP FIVE SECTORS
                                 VALUE   PERCENT OF
SECTOR                           (000)   NET ASSETS
------------------------------  -------  ----------
Financial--Diversified          $30,913      10.8%
Consumer--Staples                22,234       7.7%
Banking                          20,386       7.1%
Energy                           20,243       7.0%
Technology                       19,077       6.6%

The American Value Fund invests in domestic small- to- medium-sized companies that our research indicates are undervalued, of high quality, and will have the potential to reward the shareholder through high current dividend income. The Fund's disciplined value approach seeks to outperform the Russell 2500 Small Company Index in the longer term. We believe our emphasis on high-quality companies and high-yielding securities will help the Fund perform particularly well in difficult markets.

Our stock selection process favors companies that offer the best value when looking at the trade-off between the price/earnings ratio and the earnings growth rate. Among the companies offering attractive value, we generally favor those with improving near-term business prospects relative to investor expectations. As a way of helping to control risk, the Fund is diversified across the major economic sectors.

For the six months ended December 31, 1997, the Fund generated a total return of
16.66 percent for Class A shares at net asset value, as compared to a total return of 11.78 percent for the Russell 2500 Small Company Index and 10.58 percent for the Standard & Poor's 500-Stock Index.

The Fund's relative performance during the reporting period benefited from stock selection in the finance sector. In particular, North Fork Bancorporation, First of America Bank, and Nationwide Financial Services posted strong returns. Also, the Fund's overweight in energy service stocks (a position that we reduced after the first half of the reporting period) contributed positively to relative performance. Stocks from the food and tobacco sector, including NBTY (vitamins) and Universal (tobacco leaf processing), also produced solid returns. The Fund's underweight in the electric utility sector, as well as mediocre performance from some of our health-care service stocks, had a negative effect on relative returns.

We reduced our bank and thrift holdings toward the end of the reporting period as valuations in the group became expensive. Within the finance sector, we reinvested the bank and thrift proceeds into real estate investment trusts (REITs). Among cyclical stocks, we increased the Fund's presence in housing and furniture-related holdings, while maintaining our underweight in the basic resources sector.

--------------
          34

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

Looking to the future, we believe that returns may fall short of the very strong performance the stock market has delivered during the past three years. While corporate earnings should continue to increase, we believe that the growth rate for corporate profits may decelerate. In this environment, careful attention to earnings risk will become increasingly important. Be assured that this is an area that we monitor closely. But while overall corporate earnings growth may be slowing, we continue to find undervalued stocks that have favorable earnings prospects. Given the availability of such investments, we remain optimistic about the Fund's long-term future. We also recognize, however, that volatility may increase in the near term.

Chris Leavy                  William B. Gerlach           Gary G. Schlarbaum
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

                                                              ------------------

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

COMMON STOCKS (92.7%)
  AEROSPACE (1.3%)
 (a)29,800   Alliant Techsystems, Inc.........................  $  1,661
 (a)20,600   Coltec Industries, Inc...........................       478
     5,300   Doncasters plc ADR...............................       112
 (a)36,300   Hexcel Corp......................................       905
    10,100   Precision Castparts Corp.........................       609
  (a)2,700   Triumph Group, Inc...............................        90
                                                                --------
                                                                   3,855
                                                                --------
  BANKING (7.1%)
    21,500   Affiliated Community Bancorp, Inc................       812
     5,500   AmSouth Bancorp..................................       299
     9,868   Associated Banc-Corp.............................       544
 (a)21,700   Cadillac Fairview Corp...........................       510
    16,800   City National Corp...............................       621
    61,500   Colonial BancGroup, Inc..........................     2,118
    15,200   Comerica, Inc....................................     1,372
    17,000   Community First Bankshares, Inc..................       905
    28,500   Compass Bancshares, Inc..........................     1,247
    51,400   Dime Bancorp, Inc................................     1,555
    40,000   First Savings Bank of Washington Bancorp, Inc....     1,100
    12,400   Franchise Mortgage Acceptance Co., L.L.C.........       228
    16,200   Long Island Bancorp, Inc.........................       804
    18,100   MAF Bancorp, Inc.................................       640
    53,000   North Fork Bancorp, Inc..........................     1,779
     7,919   Peoples Heritage Financial Group, Inc............       364
     3,400   Prime Bancshares, Inc............................        71
    60,900   Trans Financial, Inc.............................     2,368
    34,800   Webster Financial Corp...........................     2,314
    10,000   Western Bancorp..................................       330
     6,500   Wilmington Trust Corp............................       405
                                                                --------
                                                                  20,386
                                                                --------
  BUILDING (5.4%)
(a)119,300   AFC Cable Systems, Inc...........................     3,549
    74,600   Essex International, Inc.........................     2,219
    43,400   General Cable Corp...............................     1,571
    57,000   Lone Star Industries, Inc........................     3,028
    34,100   Southdown, Inc...................................     2,012
 (a)53,000   Superior TeleCom, Inc............................     1,832
 (a)28,100   USG Corp.........................................     1,377
                                                                --------
                                                                  15,588
                                                                --------
  CAPITAL GOODS (2.5%)
   115,400   AGCO Corp........................................     3,375
    15,900   Case Corp........................................       961
    48,300   Flowserve Corp...................................     1,349
    11,400   IRI International Corp...........................       160
    12,500   Stoneridge, Inc..................................       200
     7,900   Tecumseh Products 'A'............................       385
    18,500   Trinity Industries, Inc..........................       826
                                                                --------
                                                                   7,256
                                                                --------
  CHEMICALS (1.6%)
   108,300   Crompton & Knowles Corp..........................     2,870
    34,200   Lubrizol Corp. (The).............................     1,261
 (a)17,400   Quaker Chemical Corp.............................       329
                                                                --------
                                                                   4,460
                                                                --------

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

  COMMUNICATIONS (2.6%)
  (a)6,100   Hirsch International Corp. 'A'...................  $    134
    68,400   Journal Register Co..............................     1,436
    21,200   McClatchy Newspapers, Inc........................       576
 (a)39,200   Nextel Communications Inc., 'A'..................     1,019
(a)121,600   Valassis Communications, Inc.....................     4,499
                                                                --------
                                                                   7,664
                                                                --------
  COMPUTERS (4.6%)
 (a)71,400   Apex PC Solutions, Inc...........................     1,580
  (a)7,700   Box Hill Systems Corp............................        80
 (a)51,300   CHS Electronics, Inc.............................       879
    17,300   Elbit Systems Ltd................................       238
 (a)38,500   InaCom Corp......................................     1,080
    23,200   Quantum Corp.....................................       465
 (a)26,800   SCI Systems, Inc.................................     1,168
 (a)29,000   SMART Modular Technologies, Inc..................       667
    61,300   Storage Technology Corp..........................     3,797
 (a)55,600   Stratus Computer, Inc............................     2,102
 (a)14,400   Tech Data Corp...................................       560
 (a)38,600   Western Digital Corp.............................       620
                                                                --------
                                                                  13,236
                                                                --------
  CONSUMER--DURABLES (4.1%)
    30,300   Arvin Industries, Inc............................     1,009
    42,700   Dan River, Inc. 'A'..............................       702
     9,300   Dana Corp........................................       442
 (a)22,300   Datascope Corp...................................       577
(a)153,400   Furniture Brands Internatioanl, Inc..............     3,145
    48,200   I.C. Isaacs & Co., Inc...........................       488
    13,200   Interface, Inc...................................       383
 (a)27,100   Lear Corp........................................     1,287
   101,800   MascoTech, Inc...................................     1,871
    48,700   Windmere-Durable Holdings, Inc...................     1,099
 (a)25,900   VWR Scientific Products Corp.....................       732
                                                                --------
                                                                  11,735
                                                                --------
  CONSUMER--RETAIL (6.0%)
 (a)13,900   Brylane, Inc.....................................       685
    26,500   Claire's Stores, Inc.............................       515
  (a)1,600   Day Runner, Inc..................................        65
  (a)8,200   Fred Meyer, Inc..................................       298
 (a)80,800   Goody's Family Clothing, Inc.....................     2,197
    27,900   Hughes Supply, Inc...............................       975
 (a)22,000   Neiman Marcus Group, Inc. (The)..................       666
     5,300   Novel Denim Holdings, Ltd........................       106
(a)140,700   Office Depot, Inc................................     3,368
 (a)17,100   Polo Ralph Lauren Corp...........................       416
    93,500   Ross Stores, Inc.................................     3,401
    52,200   Russ Berrie & Co., Inc...........................     1,370
 (a)20,700   Stage Stores, Inc................................       774
    34,700   TJX Companies, Inc...............................     1,193
    16,200   VF Corp..........................................       744
 (a)21,000   Zale Corp........................................       483
                                                                --------
                                                                  17,256
                                                                --------
  CONSUMER--SERVICE & GROWTH (1.2%)
     4,800   Hertz Corp. 'A'..................................       193
(a)105,200   Prime Hospitality Corp...........................     2,143

--------------
          36
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

  CONSUMER--SERVICE & GROWTH (CONT.)

 (a)23,300   Renters Choice, Inc..............................  $    478
    41,200   Select Appointments Holdings Public Ltd., Co.
               ADR............................................       752
                                                                --------
                                                                   3,566
                                                                --------
  CONSUMER--STAPLES (7.7%)
  (a)5,300   Beringer Wine Estates Holdings, Inc. 'B'.........       201
 (a)82,500   Blyth Industries, Inc............................     2,470
 (a)38,000   Consolidated Cigar Holdings, Inc.................     1,047
 (a)19,600   CTB International Corp...........................       279
    15,000   Dean Foods Co....................................       893
   157,200   DIMON, Inc.......................................     4,127
    50,800   Fresh Del Monte Produce Inc......................       743
    23,100   General Cigar Holdings, Inc......................       492
    40,400   Interstate Bakeries Corp.........................     1,510
(a)154,600   NBTY, Inc........................................     5,160
    13,600   Richfood Holdings, Inc...........................       384
     8,700   Schweitzer-Mauduit International, Inc............       324
    16,000   Standard Commercial Corp.........................       265
   105,500   Universal Corp...................................     4,339
                                                                --------
                                                                  22,234
                                                                --------
  ENERGY (7.0%)
    22,900   Apache Corp......................................       803
  (a)8,500   BJ Services Co...................................       611
     1,800   Black Hills Corp.................................        63
 (a)27,700   Cooper Cameron Corp..............................     1,690
    39,100   Diamond Offshore Drilling, Inc...................     1,882
  (a)8,500   EVI, Inc.........................................       440
 (a)86,300   Global Industries, Ltd...........................     1,467
 (a)27,400   Marine Drilling Cos, Inc.........................       569
    16,200   National Fuel Gas Co.............................       789
    14,700   Nicor, Inc.......................................       620
  (a)7,500   Noble Affiliates, Inc............................       264
    84,800   Noble Drilling Corp..............................     2,597
  (a)8,200   NS Group, Inc....................................       140
 (a)20,600   Ocean Energy, Inc................................     1,016
 (a)28,900   Precision Drilling Corp..........................       704
     6,300   Stolt Comex Seaway, S.A..........................       315
    21,300   Sun Co., Inc.....................................       896
    35,200   Transocean Offshore, Inc.........................     1,696
     8,900   Ultramar Diamond Shamrock Corp...................       284
 (a)11,600   United Meridian Corp.............................       326
 (a)36,100   Varco International, Inc.........................       774
    44,700   Vintage Petroleum, Inc...........................       849
    14,000   Washington Gas Light Co..........................       433
 (a)23,200   Weatherford Enterra, Inc.........................     1,015
                                                                --------
                                                                  20,243
                                                                --------
  ENTERTAINMENT (0.1%)
  (a)9,300   Imax Corp........................................       205
                                                                --------
  FINANCIAL--DIVERSIFIED (10.8%)
    18,600   A.G. Edwards, Inc................................       739
 (a)25,300   AmeriCredit Corp.................................       700
    27,600   Bear Stearns Companies, Inc......................     1,311
    49,500   CIT Group, Inc. (The) 'A'........................     1,596
    10,000   CMAC Investment Corp.............................       604
    43,400   Cousins Properties, Inc. REIT....................     1,272
                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

    32,900   Crescent Real Estate Equities Co. REIT...........  $  1,295
 (a)34,300   Delta Financial Corp.............................       459
    34,600   Developers Diversified Realty Corp...............     1,323
    54,300   Duke Realty Investment, Inc. REIT................     1,317
    13,125   Equity Residential Properties Trust..............       664
    45,100   Felcor Suite Hotels, Inc. REIT...................     1,601
 (a)27,200   First Alliance Corp..............................       500
    35,000   First Washinton Realty Trust, Inc................       963
    15,600   Franklin Resources, Inc..........................     1,356
    26,500   Glenborough Realty Trust, Inc....................       785
     6,800   Hartford Life, Inc. 'A'..........................       308
    12,900   Irvine Apartment Communities, Inc. REIT..........       410
    38,000   JDN Realty Corp..................................     1,230
    46,900   Kilroy Realty Corp. REIT.........................     1,348
    37,200   Kimco Realty Corp................................     1,311
     8,900   Lehman Brothers Holdings, Inc....................       454
 (a)79,100   Lexington Corporate Properties, Inc..............     1,221
    48,600   Liberty Property Trust, REIT.....................     1,388
    30,000   Mack-Cali Realty Corp............................     1,230
    58,500   Manufactured Home Communities, Inc. REIT.........     1,580
    32,000   Money Store, Inc. (The)..........................       672
    16,300   Nationwide Health Properties, Inc................       416
     3,400   Post Properties, Inc.............................       138
    19,400   Security Capital Group Inc. 'B'..................       631
     9,600   Security Capital Industrial Trust................       239
    12,400   SL Green Realty Corp.............................       322
    30,600   Spieker Properties, Inc. REIT....................     1,312
  (a)8,200   T&W Financial Corp...............................       136
     5,250   Wellsford Realty Properties Inc..................        82
                                                                --------
                                                                  30,913
                                                                --------
  HEALTH CARE (4.9%)
    17,500   Bergen Brunswig Corp., 'A'.......................       737
 (a)25,800   Del Global Technologies Corp.....................       258
  (a)4,000   Dental Care Alliance, Inc........................        42
 (a)32,200   ESC Medical Systems Ltd..........................     1,248
 (a)81,200   FPA Medical Management, Inc......................     1,512
(a)108,500   Healthdyne Technologies, Inc.....................     2,211
 (a)27,300   Hologic, Inc.....................................       565
    26,800   ICN Pharmaceuticals, Inc.........................     1,308
  (a)9,200   Laser Industries, Ltd............................       252
    39,300   Mylan Laboratories, Inc..........................       823
 (a)40,800   Physician Sale & Service, Inc....................       877
 (a)13,600   Universal Health Services, Inc...................       685
(a)128,000   VIVUS, Inc.......................................     1,360
 (a)10,600   Watson Pharmaceuticals, Inc......................       344
 (a)45,800   Wellpoint Health Networks, Inc...................     1,935
                                                                --------
                                                                  14,157
                                                                --------
  INDUSTRIAL (1.3%)
    13,200   Ameron, Inc......................................       835
    19,500   Barnes Group, Inc................................       444
(a)160,600   Philip Services Corp.............................     2,309
                                                                --------
                                                                   3,588
                                                                --------
  INSURANCE (5.0%)
    58,258   AmerUs Life Holdings, Inc. 'A'...................     2,148
 (a)79,000   Bethlehem Steel Corp.............................       681
 (a)56,400   ESG Re Ltd.......................................     1,325

                                                         -----------------------
                                                                    37
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

  INSURANCE (CONT.)

    56,100   Everest Reinsurance Holdings, Inc................  $  2,314
    39,400   EXEL Ltd.........................................     2,497
    54,900   Nationwide Financial Services, Inc., 'A'.........     1,983
    19,200   Old Republic International Corp..................       714
    16,600   Reliance Group Holdings, Inc.....................       234
 (a)78,600   Stirling Cooke Browm Holdings Ltd................     1,926
    10,200   Torchmark Corp...................................       429
                                                                --------
                                                                  14,251
                                                                --------
  METALS (1.7%)
    88,300   AK Steel Holding Corp............................     1,562
    76,200   Barrick Gold Corp................................     1,419
    72,600   Homestake Mining Co..............................       644
 (a)46,900   NatSteel Corp. 'B'...............................       542
    22,700   USX-U.S. Steel Group, Inc........................       709
                                                                --------
                                                                   4,876
                                                                --------
  MISCELLANEOUS (0.9%)
    39,800   S & P Mid Cap 400 Depositary Receipts............     2,550
                                                                --------
  PAPER & PACKAGING (0.4%)
  (a)7,500   Owens-Illinois, Inc..............................       284
    27,500   P.H. Glatfelter Co...............................       512
    10,900   Potlatch Corp....................................       469
                                                                --------
                                                                   1,265
                                                                --------
  RESTAURANTS (0.7%)
    53,700   Applebee's International, Inc....................       970
    80,000   Friendly Ice Cream Corp..........................       930
                                                                --------
                                                                   1,900
                                                                --------
  SERVICES (3.1%)
 (a)18,000   AccuStaff, Inc...................................       414
    20,300   Bowne & Co.......................................       810
 (a)49,600   CDI Corp.........................................     2,269
    38,000   Danka Business Systems plc.......................       606
  (a)5,300   Data Processing Resources Corp...................       135
 (a)14,900   Fiserv, Inc......................................       732
    27,000   Herman Miller, Inc...............................     1,473
    26,800   Ogden Corp.......................................       755
     1,000   True North Communications, Inc...................        25
  (a)8,100   USA Waste Services, Inc..........................       318
 (a)67,700   U.S. Office Products Co..........................     1,329
                                                                --------
                                                                   8,866
                                                                --------
  TECHNOLOGY (6.6%)
  (a)1,600   Aspen Technologies, Inc..........................        55
 (a)69,400   Avid Technology, Inc.............................     1,856
 (a)60,600   Boston Technology, Inc...........................     1,522
(a)113,000   Cidco, Inc.......................................     2,204
 (a)41,700   Comverse Technology, Inc.........................     1,626
  (a)3,400   Electro Scientific Industries, Inc...............       129
 (a)12,000   Electronics for Imaging, Inc.....................       200
 (a)48,600   Etec Systems, Inc................................     2,260
 (a)93,700   HMT Technology Corp..............................     1,218
 (a)13,300   KLA-Tencor Corp..................................       514
 (a)13,800   Lattice Semiconductor Corp.......................       654
                                                                   VALUE
    SHARES                                                         (000)
------------------------------------------------------------------------

 (a)38,700   MicroAge, Inc....................................  $    583
 (a)62,500   Procom Technology, Inc...........................       988
    16,000   Park Electrochemical Corp........................       454
 (a)10,400   Semitool, Inc....................................       136
(a)108,900   Symantec Corp....................................     2,389
    27,750   Tektronix, Inc...................................     1,101
 (a)34,900   Teradyne, Inc....................................     1,117
  (a)1,800   Veritas DGC, Inc.................................        71
                                                                --------
                                                                  19,077
                                                                --------
  TRANSPORTATION (3.0%)
    38,800   Air Express International Corp...................     1,183
    36,400   Arnold Industries, Inc...........................       628
 (a)92,200   Atlas Air, Inc...................................     2,213
     5,700   C.H. Robinson Worldwide, Inc.....................       128
    66,900   CNF Transportation, Inc..........................     2,567
 (a)15,000   Jevic Transportation, Inc........................       242
  (a)8,900   Midway Airlines, Corp............................       135
    43,000   USFreightways Corp...............................     1,398
                                                                --------
                                                                   8,494
                                                                --------
  UTILITIES (3.1%)
 (a)22,900   CalEnergy Co., Inc...............................       658
    18,000   Cinergy Corp.....................................       690
    10,500   Eastern Entreprises..............................       472
    26,200   Illinova Corp....................................       706
    16,800   Minnesota Power & Light Co.......................       732
    28,400   New Century Energies, Inc........................     1,361
    21,200   New York State Electric & Gas Corp...............       753
    16,300   ONEOK, Inc.......................................       658
    22,200   Pinnacle West Capital Corp.......................       941
    45,200   Public Service Co. of New Mexico.................     1,071
     5,300   SJW Corp.........................................       321
    19,600   Washington Water Power Co........................       476
                                                                --------
                                                                   8,839
                                                                --------
TOTAL COMMON STOCKS (COST $251,360)...........................   266,460
                                                                --------

      FACE
    AMOUNT
     (000)
----------

SHORT-TERM INVESTMENT (8.0%)
  REPURCHASE AGREEMENT (8.0%)
$   22,945   Chase Securities, Inc., 5.95%, dated 12/31/97,
               due 1/2/98, to be repurchased at $22,953,
               collateralized by $23,205 U.S. Treasury Notes,
               5.25%, due 1/31/01, valued at $23,432 (COST
               $22,945).......................................    22,945
                                                                --------
TOTAL INVESTMENTS (100.7%) (COST $274,305)....................   289,405
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%).................    (2,156)
                                                                --------
NET ASSET (100%)..............................................  $287,249
                                                                --------
                                                                --------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
REIT  --  Real Estate Investment Trust

--------------
          38
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                   VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Equipment                      25.0%
Consumer Products--Miscellaneous       25.8%
Energy                                  7.5%
Finance                                18.0%
Materials                               4.7%
Services                                4.8%
Short-Term Investments                 14.2%

                            TOTAL RETURNS
                           SINCE INCEPTION
                             (7/7/97)**
                          -----------------
                           WITH      WITHOUT
                          SALES      SALES
                          CHARGE*    CHARGE
-------------------------------------------
Class A Shares            -4.02%      1.84%
-------------------------------------------
Class B Shares            -3.49%      1.51%
-------------------------------------------
Class C Shares             0.43%      1.43%
-------------------------------------------
S&P 500 Index:             N/A        7.27%
-------------------------------------------

 * The returns above with sales charge are calculated using the applicable sales charge for Class A shares and applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
The S&P 500 Index is an unmanaged index of common stocks. The S&P 500 Index assumes dividends are reinvested.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                      PERCENT OF
ISSUER                                 SECTOR         NET ASSETS
------------------------------  --------------------  ----------
Ford Motor Co.                  Consumer Products--        3.2%
                                   Miscellaneous
International Business          Consumer Products--
 Machines Corp.                    Miscellaneous           2.7%
Aeroquip-Vickers, Inc.           Capital Equipment         2.2%
Philip Morris Cos., Inc.        Consumer Products--        2.1%
                                   Miscellaneous
Goodyear Tire & Rubber Co.       Capital Equipment         2.0%

TOP FIVE SECTORS
                                 VALUE   PERCENT OF
SECTOR                           (000)   NET ASSETS
------------------------------  -------  ----------
Consumer Products-
 Miscellaneous                  $54,328      25.8%
Capital Equipment                52,475      25.0%
Finance                          37,821      18.0%
Energy                           15,723       7.5%
Services                         10,178       4.8%

The Value Fund seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and other equity securities that we believe to be relatively undervalued based on various risk measures such as price/earnings ratios and price/book ratios. We try to buy companies with average or better-than-average profitability and revenue growth, but below-average valuations.

For the period from inception of the portfolio on July 7, 1997 through December 31, 1997, the Fund generated a total return of 1.84 percent for Class A shares at net asset value, as compared to a total return of 7.27 percent for the S&P 500 Index.

Both sector allocation and stock selection contributed to a performance shortfall, particularly during the later stages of the reporting period. Our significant underweightings in such traditionally defensive sectors of the market--such as health care, beverages, personal care products, and telephone and consumer services--penalized relative returns. Fears of a global economic slowdown caused by the crisis in Asia generated strong interest in defensive stocks and created a strong aversion to economically sensitive sectors of the market. Poor stock selection in the financial services, heavy industry, health care, and retail sectors also negatively impacted our performance.

Most active managers struggled in 1997, with about 90 percent of all equity mutual funds falling behind the S&P 500. The past year represented the third consecutive year (and the only consecutive three-year period since 1958) in which the market-weighted S&P 500 significantly outperformed an equal-weighted version of the same Index. Also, because of valuation considerations, our portfolio remains somewhat smaller and more economically sensitive than the Index. Nearly 46 percent of our portfolio holdings are invested in companies with market-capitalizations of less than $5 billion, versus only about 8 percent for the S&P 500.

Our current portfolio characteristics reflect our commitment to investing in stocks with low price/ earnings ratios. Our portfolio's projected P/E ratio for the next 12 months is 12.5, versus 18.1 for the

                                                              ------------------
                                                                    39

                                 MORGAN STANLEY
                                   VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

S&P 500. Our price/sales ratio, another important valuation parameter in our investment process, is 76 percent, compared to 151 percent for the Index. The Fund's price/cash flow and price/book value ratios also are at significant discounts to the market.

Typically, our portfolio maintains growth and profitability characteristics that approach the Index. Unfortunately, growth is now generally too expensive for us to own while still adhering to our valuation restrictions. And because of the current global economic uncertainty, growth and defensive stocks have become richly priced as well. Our portfolio maintains a projected secular (long-term) growth rate of 11 percent, versus 13.4 percent for the Index, and a current return on equity of 17.4 percent against 22.4 percent for the benchmark.

We remain cautious about the outlook for U.S. stocks during the coming year. The cumulative return of the S&P 500 during the three-year period from 1995 to 1997 is 125 percent. Since 1945, stocks have climbed by that amount in any consecutive three-year period on only two previous occasions, and each of those rallies began from considerably lower valuation levels. However, there are fundamental reasons supporting the current bull run, including lower-than-expected inflation, exceptional cash flows into equities, healthy merger and acquisition activity, reasonable profit growth, and a strong bond market.

Many of these factors may persist through 1998. But because we enter the new year with very high P/E ratios and unprecedented price/sales, price/book value and price/dividend ratios, much if not all of these fundamental improvements appear to be priced into current market levels. Should these ideal conditions change for the worse, equity prices would almost certainly come under some pressure.

Our fundamental, top-down outlook is for continued low inflation and interest rates through 1998. Our concerns revolve around corporate profitability and asset allocation issues. With demand moderating, labor costs rising, and the dollar climbing, many large multinational companies (which dominate the S&P 500) may find it difficult to increase their already historically high levels of profitability. Revenue growth for the average company has slowed to around 5 percent, and appears to be decelerating as we head into the new year. Expectations of 10 to 12 percent long-term profit growth are built into current valuations, and 1998 could be the first year in some time that profitability is disappointing.

Regarding asset allocation, both household and institutional equity ownership as a percentage of financial assets is approaching historically peak levels. In this new era, investors might continue to buy during each dip in the market, believing that every correction represents a new opportunity to increase equity exposure and, therefore, historical asset allocation guidelines are obsolete. But if not, stock market valuations cannot well tolerate significant liquidations from retail or institutional investors. If something happens to "break the spell," it is a long way down to average valuations from today's market levels.

While the equity market in general appears quite expensive to us, valuations in our low P/E universe of stocks look reasonable. The Fund's 12.5 P/E ratio includes many high-quality industrial franchise companies selling for less than 10 times 1998 estimated earnings. On either a relative or absolute basis, these valuations are very cheap, and valuation divergences between many economically sensitive companies and the broad market have never been wider. We do not know what type of economy 1998 will deliver, and we can't predict with certainty what kind of scenario will generate interest in economically sensitive stocks. However, we do know that on a fundamental basis, many of our companies have never been better positioned to profit, grow, and create shareholder value. The stock market may continue to ignore the type of businesses that dominate our portfolio for a while longer, but over time we believe our patience and commitment to value will be handsomely rewarded.

Richard Behler               Nicholas Kovich              Robert Marcin
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

--------------

                                 MORGAN STANLEY
                                   VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

COMMON STOCKS (85.8%)
  CAPITAL EQUIPMENT (25.0%)
    AEROSPACE & MILITARY TECHNOLOGY (1.1%)
       (a)18,140   AMR Corp.........................................  $  2,331
                                                                      --------
    CHEMICALS--DIVERSIFIED (2.8%)
          20,600   Dow Chemical Co..................................     2,091
          28,210   Du Pont (EI) de Nemours Co.......................     1,694
          22,060   Rohm & Haas Co...................................     2,112
                                                                      --------
                                                                         5,897
                                                                      --------
    CONSTRUCTION & HOUSING (0.9%)
          52,820   Owens Corning....................................     1,802
                                                                      --------
    ELECTRICAL & ELECTRONICS (1.4%)
          37,990   Entergy Corp.....................................     1,137
           3,712   Raytheon Co., 'A'................................       183
          35,770   Tecumseh Products Co. 'A'........................     1,744
                                                                      --------
                                                                         3,064
                                                                      --------
    ELECTRONIC COMPONENTS--MISCELLANEOUS (2.3%)
       (a)53,060   Arrow Electronics, Inc...........................     1,721
          37,180   DTE Energy Co....................................     1,290
          47,410   Tektronix, Inc...................................     1,882
                                                                      --------
                                                                         4,893
                                                                      --------
    ENERGY EQUIPMENT & SERVICES (1.7%)
          59,200   Cummins Engine...................................     3,497
                                                                      --------
    INDUSTRIAL COMPONENTS (4.4%)
          96,090   Aeroquip-Vickers, Inc............................     4,714
          57,730   Beckman Instruments, Inc.........................     2,309
          50,425   Parker-Hannifin Corp.............................     2,313
                                                                      --------
                                                                         9,336
                                                                      --------
    MACHINERY & ENGINEERING (5.4%)
          69,300   Case Corp........................................     4,188
          26,300   Caterpillar, Inc.................................     1,277
           9,460   Deere & Co.......................................       552
          80,060   Harnischfeger Industries, Inc....................     2,827
          47,350   Kennametal, Inc..................................     2,453
                                                                      --------
                                                                        11,297
                                                                      --------
    MANUFACTURING (3.7%)
          22,800   Eaton Corp.......................................     2,035
       (a)22,010   FMC Corp.........................................     1,482
          66,400   Goodyear Tire & Rubber Co........................     4,225
                                                                      --------
                                                                         7,742
                                                                      --------
    OFFICE EQUIPMENT (0.4%)
          22,870   Standard Register Co.............................       795
                                                                      --------
    PROFESSIONAL SERVICES (0.9%)
         121,370   Olsten Corp......................................     1,821
                                                                      --------
  TOTAL CAPITAL EQUIPMENT...........................................    52,475
                                                                      --------
  CONSUMER PRODUCTS--MISCELLANEOUS (25.8%)
    AUTOMOBILES (6.6%)
          39,390   Dana Corp........................................     1,871
         137,530   Ford Motor Co....................................     6,696

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

          59,080   General Motors Corp..............................  $  3,582
          34,260   TRW, Inc.........................................     1,828
                                                                      --------
                                                                        13,977
                                                                      --------
    COMPUTERS/SOFTWARE (4.5%)
          53,400   International Business Machines Corp.............     5,584
       (a)53,030   Seagate Technology, Inc..........................     1,021
       (a)73,600   Stratus Computer, Inc............................     2,783
                                                                      --------
                                                                         9,388
                                                                      --------
    CONSUMER PRODUCTS--MISCELLANEOUS (1.0%)
          48,700   Quantum Corp.....................................       977
          41,510   Tupperware Corp..................................     1,157
                                                                      --------
                                                                         2,134
                                                                      --------
    HEALTHCARE SUPPLIES & SERVICES (2.8%)
          13,180   Bergen Brunswig Corp., 'A'.......................       555
          77,670   Columbia HCA/Healthcare Corp.....................     2,301
          46,610   Mallinckrodt, Inc................................     1,771
       (a)41,910   Maxicare Health Plans, Inc.......................       456
       (a)34,100   Vencor, Inc......................................       833
                                                                      --------
                                                                         5,916
                                                                      --------
    RECREATION, OTHER CONSUMER GOODS (0.5%)
       (a)23,100   Wellpoint Health Networks, Inc...................       976
                                                                      --------
    RETAIL--MAJOR DEPARTMENT STORES (3.9%)
          41,520   Dillards Inc. 'A'................................     1,464
       (a)50,410   Federated Department Stores......................     2,171
          60,100   Sears, Roebuck & Co..............................     2,720
       (a)58,440   Toys 'R' Us, Inc.................................     1,837
                                                                      --------
                                                                         8,192
                                                                      --------
    TEXTILES & APPAREL (2.7%)
          43,830   Russell Corp.....................................     1,164
          33,620   Springs Industries, Inc. 'A'.....................     1,748
          58,740   VF Corp..........................................     2,698
                                                                      --------
                                                                         5,610
                                                                      --------
    TOBACCO (3.8%)
          99,040   Philip Morris Cos., Inc..........................     4,488
          94,840   RJR Nabisco Holdings Corp........................     3,557
                                                                      --------
                                                                         8,045
                                                                      --------
  TOTAL CONSUMER PRODUCTS--MISCELLANEOUS............................    54,238
                                                                      --------
  ENERGY (7.5%)
    ELECTRIC--INTEGRATED (1.6%)
          22,870   Cinergy Corp.....................................       876
          19,100   Duke Power Co....................................     1,058
          32,240   GPU, Inc.........................................     1,358
                                                                      --------
                                                                         3,292
                                                                      --------
    OIL & GAS (5.9%)
          24,080   Amoco Corp.......................................     2,050
          28,110   Atlantic Richfield Co............................     2,252
          47,960   Phillips Petroleum Co............................     2,332
          43,630   Repsol S.A. ADR..................................     1,857

                                                         -----------------------
                                                                    41
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                   VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
    OIL & GAS (CONT.)
          51,870   Ultramar Diamond Shamrock Corp...................  $  1,653
          66,900   YPF ADR..........................................     2,287
                                                                      --------
                                                                        12,431
                                                                      --------
  TOTAL ENERGY......................................................    15,723
                                                                      --------
  FINANCE (18.0%)
    BANKING (4.2%)
          21,210   Bank of New York Co., Inc........................     1,226
          32,520   Chase Manhattan Corp.............................     3,561
          17,030   Citicorp.........................................     2,153
          16,320   Republic New York Corp...........................     1,864
                                                                      --------
                                                                         8,804
                                                                      --------
    FINANCIAL SERVICES (3.3%)
          32,040   American General Corp............................     1,732
          16,200   CIGNA Corp.......................................     2,803
          19,650   Crestar Financial Corp...........................     1,120
          23,040   Fannie Mae.......................................     1,315
                                                                      --------
                                                                         6,970
                                                                      --------
    INSURANCE (5.5%)
          31,540   Allstate Corp....................................     2,866
          19,340   Chubb Corp.......................................     1,463
          24,420   Hartford Financial Services Group................     2,285
          49,370   Old Republic International Corp..................     1,836
          46,060   TIG Holdings, Inc................................     1,528
          22,865   Transatlantic Holdings, Inc......................     1,635
                                                                      --------
                                                                        11,613
                                                                      --------
    LIFE/HEALTH INSURANCE (1.0%)
          49,780   Reliastar Financial Corp.........................     2,050
                                                                      --------
    REINSURANCE (1.1%)
          54,510   Everest Reinsurance Holdings, Inc................     2,249
                                                                      --------
    SUPER-REGIONAL BANKS--U.S. (2.9%)
          77,989   First Union Corp. (N.C.).........................     3,997
          35,260   Mellon Bank Corp.................................     2,138
                                                                      --------
                                                                         6,135
                                                                      --------
  TOTAL FINANCE.....................................................    37,821
                                                                      --------
  MATERIALS (4.7%)
    CHEMICALS (3.6%)
          27,830   British Petroleum ADR............................     2,218
          41,710   Cabot Corp.......................................     1,152
          57,330   Great Lakes Chemical Corp........................     2,573
          50,800   IMC Global, Inc..................................     1,664
                                                                      --------
                                                                         7,607
                                                                      --------
                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

    FOREST PRODUCTS & PAPER (0.4%)
          29,120   Westvaco Corp....................................  $    915
                                                                      --------
    METALS--STEEL (0.7%)
          55,600   Inland Steel Industries, Inc.....................       952
       (a)45,700   National Steel Corp. 'B'.........................       528
                                                                      --------
                                                                         1,480
                                                                      --------
  TOTAL MATERIALS...................................................    10,002
                                                                      --------
  SERVICES (4.8%)
    FOOD--MISCELLANEOUS (1.5%)
          54,210   IBP, Inc.........................................     1,135
          48,060   Universal Foods Corp.............................     2,030
                                                                      --------
                                                                         3,165
                                                                      --------
    MEDICAL--NURSING HOMES (0.8%)
          79,800   Foundation Health Systems 'A'....................     1,786
                                                                      --------
    TRANSPORTATION--AIRLINES (1.7%)
          30,000   Delta Airlines Inc...............................     3,570
                                                                      --------
    TRANSPORTATION--RAIL (0.8%)
          30,680   CSX Corp.........................................     1,657
                                                                      --------
  TOTAL SERVICES....................................................    10,178
                                                                      --------
TOTAL COMMON STOCKS (COST $181,979).................................   180,437
                                                                      --------

            FACE
          AMOUNT
           (000)
----------------

SHORT-TERM INVESTMENT (15.0%)
  REPURCHASE AGREEMENT (15.0%)
$         31,553   Chase Securities, Inc., 5.95%, dated 12/31/97,
                     due 1/2/98, to be repurchased at $31,563,
                     collateralized by $30,910 U.S. Treasury Notes,
                     6.875%, due 3/31/00, valued at $32,232 (COST
                     $31,553).......................................    31,553
                                                                      --------
TOTAL INVESTMENTS (100.8%) (COST $213,532)..........................   211,990
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.8%).......................    (1,711)
                                                                      --------
NET ASSETS (100%)...................................................  $210,279
                                                                      --------
                                                                      --------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

--------------
          42
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                     9.8%
Brazil                       12.0%
Bulgaria                      5.9%
Ecuador                       4.6%
Jamaica                       3.2%
Mexico                        6.7%
Russia                        9.0%
Turkey                        2.9%
United States                26.8%
Venezuela                     6.8%
Short-Term Investments        5.7%
Other                         6.6%

                                                                    TOTAL RETURNS**
                                                        ---------------------------------------
                                                                               AVERAGE ANNUAL
                                     SIX MONTHS             ONE YEAR           SINCE INCEPTION
                                  -----------------     -----------------     -----------------
                                   WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                                  SALES      SALES      SALES      SALES      SALES      SALES
                                  CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------------------------------------
Class A Shares                    -1.54%      3.36%     10.14%     15.62%     15.15%     16.67%
-----------------------------------------------------------------------------------------------
Class B+ Shares                   -0.68%      2.96%     10.82%     14.72%     19.10%     20.07%
-----------------------------------------------------------------------------------------------
Class C Shares                     1.97%      2.88%     13.64%     14.62%     15.76%     15.76%
-----------------------------------------------------------------------------------------------
Worldwide High Income Blended
Index***
  Class A & C Shares               N/A        4.59%      N/A       12.56%      N/A       15.34%
  Class B Shares                   N/A        4.59%      N/A       12.56%      N/A       17.26%
-----------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index:
  Class A & C Shares               N/A        6.36%      N/A        9.65%      N/A        8.66%
  Class B Shares                   N/A        6.36%      N/A        9.65%      N/A        8.23%
-----------------------------------------------------------------------------------------------

  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** The Worldwide High Income Blended Index is comprised of 50% CS First Boston
    High Yield Index, 25% J.P. Morgan Emerging Markets Bond Index Plus, and 25% J.P. Morgan Latin Eurobond Index.
  + Class B shares have been offered since August 1, 1995.
The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                            PERCENT OF
SECURITY                         COUNTRY    NET ASSETS
------------------------------  ----------  ----------
Federative Republic of Brazil,
 Series C PIK 8.00%, 4/15/04      Brazil         5.8%
Russia Principal Notes 6.719%,
 12/15/20                         Russia         4.3%
Republic of Venezuela 9.25%,
 9/15/27                        Venezuela        3.5%
Republic of Venezuela Discount
 Bond, Series L, 6.81%,
 12/18/07                       Venezuela        3.3%
Republic of Bulgaria Front
 Loaded Interest Reduction
 Bond 2.25%, 7/28/12             Bulgaria        3.3%

TOP FIVE SECTORS
                                VALUE   PERCENT OF
SECTOR                          (000)   NET ASSETS
------------------------------  ------  ----------
Foreign Government & Agency
 Obligations                    $70,103     29.7%
Eurobonds                       40,718      17.1%
Multi-Industry                  16,535       7.0%
Telecommunications              13,034       5.5%
Finance                         12,684       5.4%

The Worldwide High Income Fund seeks to offer investors high current income consistent with relative stability of principal and potential for capital appreciation. To achieve this objective, the Fund will invest primarily in high-yielding, high-risk fixed-income securities of issuers located throughout the world.

For the six months ended December 31, 1997, the Fund generated a total return of
3.36 percent for the Class A shares at net asset value, as compared to a total return of 4.59 percent for the Worldwide High Income Blended Index comprised of 50 percent CS First Boston High Yield Index, 25 percent J.P. Morgan Emerging Markets Bond Index Plus, and 25 percent J.P. Morgan Latin Eurobond Index. In addition, the Lehman Aggregate Bond Index returned 6.36 percent for the same period.***

Relative to the blended benchmark, the Fund had a higher weighting in emerging debt than in high yield bonds during the reporting period. A steep appreciation in global bond prices pushed yield spreads (the yield differential between different quality bonds of similar maturities) to historically tight levels throughout July, August, and September. This strong performance was driven by the rally in U.S. bonds, which benefited from the benign inflation and moderate growth outlooks in the United States. Yield spreads on emerging debt also benefited from a number of technical factors,

*** The Lehman Aggregate Bond Index was initially selected as a benchmark for the Fund's performance; however, based upon the Fund's asset composition, we believe the Worldwide High Income Blended Index provides a more accurate benchmark for the Fund. Therefore, the Lehman Brothers Aggregate Bond Index will not be shown beginning with the December 31, 1998 semi-annual report.

                                                              ------------------
                                                                    43

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

including large inflows to mutual funds specializing in high yield and emerging markets debt, and Brady bond buybacks by most of the larger Latin countries. Together, these factors caused yield spreads to narrow to an average of 350 basis points (3.5 percent) over U.S. Treasuries.

As the reporting period continued, however, the deepening economic crisis in Asia caused investors to reconsider how much additional risk they were willing to take to hold emerging market bonds. Following a robust third quarter, the almost two-year rally in emerging country debt came to an abrupt halt during the final three months of 1997. After emerging market debt had reached an all-time high in terms of price in early September, investors suddenly lost their appetite for risk, causing prices to fall to a 12-month low by mid-October.

The ripple effect of the Asian problems were felt in all emerging countries and caused spreads on emerging debt to widen to 800 basis points (8 percent) over U.S. Treasuries. Once the broad-based panic subsided, however, spreads narrowed, falling to roughly 500 basis points (5 percent) over Treasuries.

The sell-off occurred even though the majority of emerging market debt was from Latin American and Eastern European countries. All emerging market bond prices fell, as any asset with the word "emerging" in its description was penalized. Prior to the sell-off, bonds from most Asian countries were rated investment grade and not considered part of the emerging debt universe. However, the Asian countries have now entered our radar screen.

Within the high yield market, the telecommunications sector was clearly the best performing group. Fortunately, this was our most heavily weighted sector. Even within the telecommunications industry, we picked our sectors and issues well. The "Enhanced Specialized Mobile Radio" area-- through our large position in Nextel--did extremely well, as did long distance telephone companies and competitive local exchange carriers. We successfully avoided areas that experienced trouble, particularly supermarkets and sub-prime lenders.

The continuing strength of the U.S. economy and the attractive growth prospects of selected companies in the U.S. high-yield market cause us to be relatively optimistic about prospects for 1998 returns. Due to the age of the economic cycle and the still historically narrow average yield spreads, we continue to emphasize somewhat higher-than-average credit quality in the portfolio. Additionally, we intend to maintain interest-rate sensitivity on the high-yield portion, which is no longer than that of its benchmark.

The Asian financial crisis will continue to impact all emerging markets into 1998. Severe dislocations in Asia have created several areas of value for our portfolio, and for the first time since the inception of the Fund we are gradually building exposure in Asia to what we consider solid sovereign and corporate issuers with good medium-term prospects. The ripple effects of Asia will likely keep the overall risk spreads in the broad emerging debt universe high, as fair value may be deemed to be 400 to 500 basis points of spread, rather than 300 to 400 basis points.

More yield is available in the global high yield markets today and, importantly, several non-Asian countries (e.g. Brazil, Mexico, Russia) have been forced by the Asian crisis to accelerate long overdue structural reform. While the stabilization and recovery processes in Asia will take many quarters to materialize, the repricing of the overall debt market in recent months, along with a renewed commitment to a proper policy mix in many countries, makes the 1998 outlook attractive from a total return standpoint.

Robert Angevine                            Paul Ghaffari
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

--------------

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------

FIXED INCOME SECURITIES (91.9%)
  CORPORATE BONDS & NOTES (34.7%)
    ARGENTINA (1.5%)
$          3,500   Impsa S.A. 11.75%, 3/27/98.......................  $  3,518
                                                                      --------
    BRAZIL (1.3%)
             250   Banco Nacional De Desen Econo 9.00%, 9/24/07.....       224
           3,200   CSN Iron S.A. 9.125%, 6/1/07.....................     2,766
                                                                      --------
                                                                         2,990
                                                                      --------
    CANADA (1.2%)
             400   Rogers Cablesystems 10.125%, 9/1/12..............       438
             865   Rogers Cablesystems, Series B, 10.00%, 3/15/05...       956
           1,080   Rogers Cantel, Inc. 8.30%, 10/1/07...............     1,073
             250   Rogers Communications, Inc. 9.125%, 1/15/06......       254
             100   Rogers Communications, Inc. 8.875%, 7/15/07......       100
                                                                      --------
                                                                         2,821
                                                                      --------
    ECUADOR (1.3%)
        (e)3,000   Consorcio Ecuadoriano 14.00%, 5/1/02.............     3,000
                                                                      --------
    JAMAICA (0.8%)
           2,000   Mechala Group Jamaica Ltd., Series B, 12.75%,
                     12/30/99.......................................     1,900
                                                                      --------
    MEXICO (2.1%)
        (e)3,000   Empresas ICA Sociedad Controladora S.A. 11.875%,
                     5/30/01........................................     3,255
        (n)2,200   Grupo Televisa S.A. Zero Coupon, 5/15/08.........     1,661
                                                                      --------
                                                                         4,916
                                                                      --------
    RUSSIA (1.7%)
           4,800   SBS Argo Finance B.V. 10.25%, 7/21/00............     4,104
                                                                      --------
    TURKEY (1.4%)
     ZAR(e)2,500   Pera Financial Services 9.375%, 10/15/02.........     2,350
           1,050   Yapi Kredi Finance Co. 10.00%, 8/19/02...........     1,029
                                                                      --------
                                                                         3,379
                                                                      --------
    UNITED STATES (23.4%)
           1,470   Advanced Micro Devices 11.00%, 8/1/03............     1,580
          (e)600   Ameriserv Food Co. 8.875%, 10/15/06..............       602
          (e)275   Ameriserv Food Co. 10.125%, 7/15/07..............       286
             870   Big Flower Press 8.875%, 7/1/07..................       879
          (e)489   CA FM Lease Trust 8.50%, 7/15/17.................       516
           3,655   Cablevision Systems Corp. 9.875%, 5/15/06........     4,016
             705   Comcast Corp. 1.125%, 4/15/07....................       464
           1,345   Comcast Corp. 9.50%, 5/1/07......................     1,402
        (n)1,025   Dial Call Communications, Series B, 0.00%,
                     12/15/05.......................................       938
             825   DR Securitized Lease Trust, Series 1993-K1, Class
                     A1, 6.66%, 8/15/10.............................       764
             997   DR Securitized Lease Trust, Series 1994-K1, Class
                     A1, 7.60%, 8/15/07.............................       979
             250   DR Securitized Lease Trust, Series 1994-K1, Class
                     A2, 8.38%, 8/15/15.............................       246
             150   DR Structured Finance, Series 1994-K2, CMO,
                     9.35%, 8/15/19.................................       156
          (e)300   EES Coke Battery Co., Inc. 9.382%, 4/15/07.......       316
          (e)525   Fleming Cos, Inc. 10.50%, 12/1/04................       549
          (e)300   Fleming Cos, Inc. 10.625%, 7/31/07...............       317
          (e)310   Fox/Liberty Networks L.L.C. 8.875%, 8/15/07......       310

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------

$       (e,n)510   Fox/Liberty Networks L.L.C. 0.00%, 8/15/07.......  $    326
           1,130   Grand Casinos, Inc. 10.125%, 12/1/03.............     1,220
          (e)175   Hermes Euro Railtel B.V. 11.50%, 8/15/07.........       193
             625   HMC Acquisition Properties 9.00%, 12/15/07.......       652
        (e)1,535   Horseshoe Gaming L.L.C. 9.375%, 6/15/07..........     1,604
             950   Host Marriott Travel Plaza, Series B, 9.50%,
                     5/15/05........................................     1,007
        (e,h)850   Huntsman Corp. 9.09%, 7/1/07.....................       888
           1,970   ISP Holdings, Inc., Series B, 9.00%, 10/15/03....     2,045
             800   IXC Communications, Inc. 12.50%, 10/1/05.........       920
        (e)2,000   Integrated Health Servies 9.50%, 9/15/07.........     2,052
          (n)760   Intermedia Communications, Series B, 0.00%,
                     7/15/07........................................       538
          (e)300   Jet Equipment Trust, Series C-1, 11.79%,
                     6/15/13........................................       404
          (e)300   Jet Equipment Trust, Series 1995-D, 11.44%,
                     11/1/14........................................       401
             265   Kmart Corp. 7.75%, 10/1/12.......................       258
             350   Kmart Funding Corp. 8.80%, 7/1/10................       362
             600   Lenfest Communications 8.375%, 11/1/05...........       619
             443   Midland Cogeneration Ventures, Series C-94,
                     10.33%, 7/23/02................................       474
             305   Midland Funding II, Series A, 11.75%, 7/23/05....       358
             200   Navistar Financial Corp., Series B, 9.00%,
                     6/1/02.........................................       206
          (e)220   Newpark Resources, Inc. 8.625%, 12/15/07.........       224
        (n)1,915   Nextel Communications 0.00%, 8/15/04.............     1,700
          (n)990   Norcal Waste Systems 13.50%, 11/15/05............     1,151
             660   Nuevo Energy Co. 9.50%, 4/15/06..................       704
           2,420   Outdoor Systems, Inc., 8.875%, 6/15/07...........     2,523
           2,400   Paramount Communications 8.25%, 8/1/22...........     2,420
             320   Qwest Communcations International 10.875%,
                     4/1/07.........................................       362
      (e,n)1,450   RCN Corp. 0.00%, 10/15/07........................       901
             425   Revlon Worldwide, Series B, Zero Coupon,
                     3/15/01........................................       293
             800   SD Warren Co., Series B, 12.00%, 12/15/04........       894
        (e)1,800   Sinclair Broadcast Group 9.00%, 7/15/07..........     1,836
           1,360   Snyder Oil Corp. 8.75%, 6/15/07..................     1,384
           1,982   Southland Corp. 5.00%, 12/15/03..................     1,734
             825   Station Casinos, Inc. 9.75%, 4/15/07.............       854
      (e,n)2,290   TCI Satellite Entertainment 0.00%, 2/15/07.......     1,529
        (n)4,325   Teleport Communications 0.00%, 7/1/07............     3,536
           1,280   Tenet Healthcare Corp. 8.625%, 1/15/07...........     1,320
        (e,n)350   Transamerica Energy, 0.00%, 6/15/02..............       276
        (e)1,380   Vencor, Inc. 8.625%, 7/15/07.....................     1,382
           1,470   Western Financial Bank 8.875%, 8/1/07............     1,459
                                                                      --------
                                                                        55,329
                                                                      --------
  TOTAL CORPORATE BONDS & NOTES (COST $80,127)......................    81,957
                                                                      --------
  ASSET BACKED SECURITIES (1.0%)
    UNITED STATES (1.0%)
          (e)499   Aircraft Lease Portfolio Securitization Ltd.,
                     Series 1996-1, Class D 12.75%, 6/15/06.........       539
          (e)934   Commercial Financial Services, Inc., Series
                     1997-5, Class A1 7.72%, 6/15/05................       943
          (e)847   Long Beach Acceptance Auto Grantor Trust 1997-1,
                     Class B, 14.22%, 10/26/03......................       847
                                                                      --------
  TOTAL ASSET BACKED SECURITIES (COST $2,293).......................     2,329
                                                                      --------

                                                         -----------------------
                                                                    45
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------
  COLLATERALIZED MORTGAGE OBLIGATIONS (1.3%)
    UNITED STATES (1.3%)
$     (e,h)1,020   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
                     Class S, IO, 1.64%, 11/12/21...................  $     88
          36,944   DLJ Mortgagae Acceptance Corp., Series 1997-CF2,
                     Class S, IO, 0.3571%, 10/15/30.................       982
          (e)537   First Home Mortgage Acceptance Corp., Series
                     1996-B, Class C, 7.9289%, 11/1/18..............       481
           1,420   OHA Auto Grantor Trust, 11.00%, 9/15/03..........     1,423
                                                                      --------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $2,923)...........     2,974
                                                                      --------
  EUROBONDS (17.1%)
    ARGENTINA (5.5%)
      (e,h)2,500   Acindar Industria Agrentina 11.66%, 11/12/98.....     2,513
        (e)5,500   Republic of Argentina 11.75%, 2/12/07............     5,226
             650   Republic of Argentina 11.75%, 2/12/07............       618
           1,550   Republic of Argentina 9.75%, 9/19/27.............     1,483
        (h)3,360   Republic of Argentina, Series L, 6.69%, 3/31/05..     3,006
                                                                      --------
                                                                        12,846
                                                                      --------
    BRAZIL (6.4%)
        (h)1,700   Federative Republic of Brazil 6.75%, 4/15/09.....     1,374
       (n)17,503   Federative Republic of Brazil, Series C, PIK
                     8.00%, 4/15/04.................................    13,762
                                                                      --------
                                                                        15,136
                                                                      --------
    BULGARIA (2.6%)
        (h)8,500   Republic of Bulgaria Past Due Interest Bond
                     6.69%, 7/28/11.................................     6,237
                                                                      --------
    RUSSIA (1.1%)
        (e)3,000   Mosenergo Finance B.V. 8.375%, 10/9/02...........     2,580
                                                                      --------
    TURKEY (1.5%)
           3,750   Export Credit Bank of Turkey 9.00%, 8/18/00......     3,619
                                                                      --------
  TOTAL EUROBONDS (COST $41,343)....................................    40,418
                                                                      --------
  FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (29.7%)
    ARGENTINA (2.8%)
        (e)8,000   CIA International Telecom 10.375%, 8/1/04........     6,481
                                                                      --------
    BRAZIL (1.5%)
           3,920   Federative Republic of Brazil 10.125%, 5/15/27...     3,680
                                                                      --------
    BULGARIA (3.3%)
       (n)12,700   Republic of Bulgaria Front Loaded Interest
                     Reduction Bond 2.25%, 7/28/12..................     7,735
                                                                      --------
    COLOMBIA (1.1%)
        (h)2,714   Republic of Colombia 6.84%, 12/15/03.............     2,619
                                                                      --------
    ECUADOR (3.3%)
       (h)11,647   Republic of Ecuador Past Due Interest Bond, PIK,
                     6.69%, 2/27/15.................................     7,643
                                                                      --------
    JAMAICA (2.0%)
           4,600   Government of Jamaica 12.00%, 7/19/99............     4,658
                                                                      --------
            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------
    MEXICO (4.6%)
       ZAR 8,000   Nacional Financiera 17.00%, 2/26/99..............  $  1,641
$          2,750   United Mexican States 6.25%, 12/31/19............     2,297
           5,750   United Mexican States 11.375%, 9/15/16...........     6,602
             200   United Mexican States 11.50%, 5/15/26............       238
                                                                      --------
                                                                        10,778
                                                                      --------
    PANAMA (0.8%)
           2,100   Republic of Panama 8.875%, 9/30/27...............     1,976
                                                                      --------
    PERU (1.8%)
      (e,n)7,200   Republic of Peru Front Loaded Interest Reduction
                     Bond 3.25%, 3/7/17.............................     4,284
                                                                      --------
    RUSSIA (1.7%)
              60   Ministry of Finance Tranche IV GDR 3.00%,
                     5/14/03........................................        40
               4   Ministry of Finance Tranche VI GDR 3.00%,
                     5/14/06........................................         3
        (e)4,600   Unexim International Finance B.V. 9.875%,
                     8/1/00.........................................     4,071
                                                                      --------
                                                                         4,114
                                                                      --------
    VENEZUELA (6.8%)
           9,150   Republic of Venezuela 9.25%, 9/15/27.............     8,228
        (h)8,810   Republic of Venezuela Discount Bond, Series L,
                     6.81%, 12/18/07................................     7,907
                                                                      --------
                                                                        16,135
                                                                      --------
  TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
    (COST $70,172)..................................................    70,103
                                                                      --------
  LOAN AGREEMENTS (7.9%)
    GABON (1.5%)
           (h)99   Republic of Gabon Syndicated Loan, 6.69%,
                     4/1/04.........................................     3,515
                                                                      --------
    IVORY COAST (0.2%)
       DEM 2,210   Republic of Ivory Coast Syndicated Loan, Zero
                     Coupon, 12/31/00...............................       485
                                                                      --------
    JAMAICA (0.4%)
$       (h)1,000   Government of Jamaica Syndicated Loan, 6.56%,
                     12/1/05........................................       915
                                                                      --------
    MOROCCO (1.5%)
        (h)4,100   Kingdom of Morocco Restructuring and
                     Consolidation Agreement, 6.66%, 1/1/09
                     (Participation J.P. Morgan)....................     3,558
                                                                      --------
    RUSSIA (4.3%)
       (n)16,400   Russia Principal Loans, 6.719%, 12/15/20.........    10,188
                                                                      --------
  TOTAL LOAN AGREEMENTS (COST $19,673)..............................    18,661
                                                                      --------
  NOTES (0.2%)
    RUSSIA (0.2%)
        (e,h)600   Russian Interest Arrears Note 6.72%, 12/2/15
                     (COST $395)....................................       426
                                                                      --------
TOTAL FIXED INCOME SECURITIES (COST $216,926).......................   216,868
                                                                      --------

--------------
          46
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
EQUITY SECURITIES (1.1%)
  COMMON STOCKS (0.1%)
    UNITED STATES (0.1%)
        (a)4,926   Nextel Communications Inc., `A'..................  $    128
                                                                      --------
  PREFERRED STOCK (1.0%)
    UNITED STATES (1.0%)
         (a,e)16   IXC Communications, Inc., PIK 9.50%..............        18
           2,134   Time Warner, Inc., `M', PIK 10.25%...............     2,404
                                                                      --------
                                                                         2,422
                                                                      --------
TOTAL EQUITY SECURITIES (COST $2,430)...............................     2,550
                                                                      --------
            FACE
          AMOUNT
           (000)
----------------
STRUCTURED INVESTMENT (2.8%)
    BRAZIL (2.8%)
$       (f)8,000   Salomon Bros. Federative Republic of Brazil
                     Credit Linked Enhanced Access Note 9.00%,
                     5/4/99 (COST $7,143)...........................     6,695
                                                                      --------
TOTAL FOREIGN AND U.S. SECURITIES (95.8%) (COST $226,499)...........   226,113
                                                                      --------
SHORT-TERM INVESTMENTS (5.7%)
  PROMISSORY NOTE (0.4%)
    INDONESIA (0.4%)
           1,000   Polysindo Zero Coupon, 2/24/98...................       850
                                                                      --------
  REPURCHASE AGREEMENT (5.3%)
    UNITED STATES (5.3%)
          12,585   Chase Securities, Inc., 5.95%, dated 12/31/97,
                     due 1/2/98, to be repurchased at $12,589,
                     collateralized by $12,710 U.S. Treasury Notes,
                     5.625%. due 2/15/06, valued at $12,845.........    12,585
                                                                      --------
TOTAL SHORT-TERM INVESTMENTS (COST $13,548).........................    13,435
                                                                      --------
TOTAL INVESTMENTS (101.5%) (COST $240,047)..........................   239,548
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.5%).......................    (3,460)
                                                                      --------
NET ASSETS (100%)...................................................  $236,088
                                                                      --------
                                                                      --------

---------------

(a)   --  Non-income producing security
(e)   --  144A Security -- certain conditions for public sale may exist.
(f) -- Restricted as to public resale. Total value of restricted securities at December 31, 1997 was $6,695 or 2.8% of net assets
(h) -- Variable/floating rate security -- rate disclosed is as of December 31, 1997.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1997. Maturity date disclosed is the ultimate maturity date.
DEM   --  German Mark
GDR   --  Global Depositary Receipt
IO    --  Interest Only
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
ZAR   --  South African Rand

                                                         -----------------------
                                                                    47
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                      SUMMARY OF FOREIGN & U.S. SECURITIES
                           BY INDUSTRY CLASSIFICATION

                                                                                          VALUE     PERCENT OF
INDUSTRY                                                                                  (000)     NET ASSETS
--------------------------------------------------------------------------------------  ---------  -------------
Foreign Government & Agency Obligations...............................................  $  70,103        29.7%
Eurobonds.............................................................................     40,418        17.1
Loan Agreements.......................................................................     18,661         7.9
Multi-Industry........................................................................     16,535         7.0
Telecommunications....................................................................     13,034         5.5
Finance...............................................................................     12,684         5.4
Services..............................................................................     11,006         4.7
Broadcast--Radio & Television.........................................................     10,037         4.3
Materials.............................................................................      9,533         4.0
Structured Investment.................................................................      6,695         2.8
Collateralized Mortgage Obligation & Asset Backed Securities..........................      5,303         2.3
Capital Equiptment....................................................................      3,659         1.5
Consumer Goods........................................................................      2,647         1.1
Energy................................................................................      2,365         1.0
Technology............................................................................      1,580         0.7
Utilities.............................................................................        833         0.4
Transportation........................................................................        594         0.2
Notes.................................................................................        426         0.2
                                                                                        ---------         ---
                                                                                        $ 226,113        95.8%
                                                                                        ---------         ---
                                                                                        ---------         ---

                            BY ASSET CLASSIFICATION

                                                                                                   PERCENT OF
ASSET                                                                                              NET ASSETS
------------------------------------------------------------------------------------------------  -------------
High Yield......................................................................................        27.8%
Brady Bonds.....................................................................................        23.2
Sovereign Non-Bradys............................................................................        18.4
Corporate Bonds.................................................................................        12.1
Performance Loans...............................................................................         8.3
Local Intruments................................................................................         6.2
Short-Term Investments..........................................................................         3.8
Non-Performance Loans...........................................................................         0.2
                                                                                                       -----
                                                                                                       100.0%
                                                                                                       -----
                                                                                                       -----

--------------
          48
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE COUNTRY-SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI LATIN AMERICA GLOBAL INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                     8.5%
Brazil                       44.7%
Chile                         5.1%
Colombia                      1.5%
Mexico                       34.7%
Peru                          2.2%
Venezuela                     1.8%
Short-Term Investments        1.5%

                                                         TOTAL RETURNS**
                                  -------------------------------------------------------------
                                                                               AVERAGE ANNUAL
                                     SIX MONTHS             ONE YEAR           SINCE INCEPTION
                                  -----------------     -----------------     -----------------
                                   WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                                  SALES      SALES      SALES      SALES      SALES      SALES
                                  CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------------------------------------
Class A Shares                    -8.06%     -2.46%     31.59%     39.61%     13.39%     15.33%
-----------------------------------------------------------------------------------------------
Class B+ Shares                   -6.53%     -2.66%     33.89%     38.89%     31.67%     32.50%
-----------------------------------------------------------------------------------------------
Class C Shares                    -3.52%     -2.75%     37.74%     38.74%     14.40%     14.40%
-----------------------------------------------------------------------------------------------
MSCI Latin America Global
Index:
  Class A & C Shares               N/A       -6.29%      N/A       31.66%      N/A       10.34%
  Class B Shares                   N/A       -6.29%      N/A       31.66%      N/A       19.89%
-----------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
+ Class B shares have been offered since August 1, 1995.
The MSCI Latin America Global Index is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela and assumes dividends are reinvested.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                  PERCENT OF
ISSUER                                COUNTRY     NET ASSETS
-----------------------------------  ---------  --------------
Telebras                              Brazil           12.1%
CRT                                   Brazil           11.3%
Telemex ADR                           Mexico            7.4%
Unibanco GDR                          Brazil            5.1%
FEMSA 'B'                             Mexico            4.9%

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
--------------------  ---------  -------------
Services              $  62,397        52.3%
Energy                   12,974        10.9%
Finance                  12,283        10.3%
Consumer Goods           11,859        10.0%
Materials                10,564         8.9%

The investment objective of the Latin American Fund is to provide long-term capital appreciation by investing primarily in equity securities of Latin American issuers.

For the six months ended December 31, 1997, the Fund generated a total return of -2.46 percent for the Class A shares at net asset value, as compared to a total return of -6.29 percent for the Morgan Stanley Capital International (MSCI) Latin America Global Index.

The Asian economic crisis, which began on July 2 with the devaluation of the Thai baht, undermined performance in nearly all emerging markets, including those in Latin America. However, the Fund outperformed its benchmark during the reporting period due to strong country allocation and stock selection. In particular, the largest contributors to the Fund's outperformance were overweighting Mexico, underweighting Chile, adding to Brazil in early December, and making strong stock selections in Mexico, where we are focusing on consumer-related companies.

The Brazilian stock market fell 18.4 percent during the six months ended December 31 due to exaggerated currency fears. Investors expected fallout from the Asian currency crisis to impact Brazil due to its superficial similarities with many Southeast Asian countries. (Brazil follows a fixed exchange-rate regime and has large current account and fiscal deficits.) These fears were exacerbated by profit-taking, given the sharp equity gains prior to the onset of the Asian crisis.

Our concerns about Brazil's vulnerable macro-economic outlook (current account deficit, overvalued exchange rate, fiscal deficit, and stubborn Congress) led us to reduce our exposure to Brazilian equities during the third quarter. Nevertheless, positive themes such as the ongoing privatization process cause us to be optimistic about Brazil's prospects for the long term.

During the latter part of the fourth quarter, Brazilian equities were able to pull away from the effects of investors' recent focus on Asia. A strong U.S. market and favorable domestic news helped Brazilian stocks begin to recoup earlier losses. A number of positive moves by political authorities also supported the equity market, including an aggressive, well-planned response to the Asian crisis, the doubling of interest rates, and a significant tightening of fiscal policy.

Even the Brazilian Congress contributed to building confidence in the economy. Not only was the fiscal package passed quickly and with few amendments, but the Asian currency crisis provided the spur for action on the reform process. Since the full-blown eruption of the crisis in late October, the

                                                              ------------------
                                                                    49

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

Brazilian Lower House passed an administrative reform package that allows government at all levels to fire workers when payroll costs exceed 60 percent of total costs. Given these positive measures, we increased our exposure to an overweight position in Brazil at the end of November, a move that proved favorable for the Fund's performance.

Mexico was the best-performing market in the region during the six-month period, appreciating 16.8 percent. Most of Mexico's exports are to the U.S., making the country less vulnerable to an economic slowdown in Asia. The outstanding performance of Mexican stocks during the reporting period was also due to the recovery of the Mexican consumer, as evidenced by improving retail and consumer production sales, and increasing real wages. On the political front, the smooth transition to a multiparty Congressional leadership after the July 6 mid-term elections seems to have appeased investors. We increased our exposure to Mexico during the third quarter in response to consumer-led economic progress and the country's strong operating earnings growth potential.

Argentina declined 1.4 percent during the last six months of 1997, largely in sympathy with the broad-based declines throughout the region. However, Argentina continued a strong economic acceleration that began at the end of last year, led by infrastructure and mining-related industries. Equities in Argentina performed well during the third quarter, gaining 7.6 percent amid indications of a recovery in domestic consumption.

The Chilean market fell 21.3 percent during the six months ended December 31 due to modest profit-taking during the third quarter and commodity deflation during the fourth quarter. We lightened our exposure early in the third quarter to fund purchases in Mexico and because of lackluster Chilean earnings growth relative to the region. Commodity deflation in copper, pulp, and paper, as a result of reduced demand from Asia, has pressured the Chilean economy and equity market.

None of the remaining Latin markets were immune to the Asian contagion. Colombia posted the second-best return for the region, appreciating 3.3 percent during the second half of 1997. Colombia benefited from improved sentiment as investors anticipated a bottoming of the economic slowdown from which forward momentum will begin. Peru fell 14.9 percent during the period in response to political instability and concerns over the impact of the El Nino weather phenomenon on the economy, primarily the fishmeal industry.

Despite the impact of Asian turmoil on Latin America, our outlook for the region is positive. We are encouraged by the many key steps taken across the region to strengthen and consolidate economic and political reforms. We will continue to focus on Brazil and Mexico in 1998. The Brazilian equity market should be fueled by continued privatization successes, further progress in structural reforms, a gradual decline in interest rates, and the reelection of President Cardoso. The Mexican market should be driven by another year of strong economic growth and further strengthening of the consumer.

Robert L. Meyer              Andy B. Skov
PORTFOLIO MANAGER            PORTFOLIO MANAGER

--------------

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

COMMON STOCKS (73.2%)
  ARGENTINA (8.5%)
      (a)274,087   Acindar..........................................  $    653
         172,387   Banco del Suquia.................................       448
          90,665   Banco Rio de La Plata ADR........................     1,269
          62,112   Siderar 'A'......................................       264
        (e)8,095   Siderar ADR......................................       275
          34,145   Telecom Argentina ADR............................     1,221
          98,351   Telefonica de Argentina ADR......................     3,664
          67,450   YPF ADR..........................................     2,306
                                                                      --------
                                                                        10,100
                                                                      --------
  BRAZIL (20.1%)
          23,569   CEMIG ADR........................................     1,024
          (e)683   CEMIG ADR........................................        29
          28,790   Copel ADR........................................       394
       3,410,000   Coteminas........................................     1,130
     (a,e)23,790   Coteminas ADR....................................       394
   (a)10,908,918   CRT..............................................    13,440
    (a)2,961,000   Encorpar.........................................         2
         600,500   Iven.............................................       342
       (e)10,410   Lojas Arupua ADR.................................        35
    (a,e)233,455   Rossi Residencial GDR............................     1,138
      (a)186,932   Unibanco GDR.....................................     6,017
       (a)31,997   Vale Do Rio Doce.................................        --
                                                                      --------
                                                                        23,945
                                                                      --------
  CHILE (5.1%)
          61,685   CCU ADR..........................................     1,812
          77,850   Chilectra ADR....................................     2,160
         119,013   Santa Isabel ADR.................................     2,083
                                                                      --------
                                                                         6,055
                                                                      --------
  COLOMBIA (1.3%)
           5,519   Banco de Colombia................................         2
         146,317   Bavaria..........................................     1,501
                                                                      --------
                                                                         1,503
                                                                      --------
  MEXICO (34.7%)
      (a)564,792   Banacci 'B'......................................     1,692
      (a)166,310   Banacci 'L'......................................       429
      (a)244,830   Bancomer 'B'.....................................       159
       (a)28,435   Cemex ADR........................................       256
       (a)25,200   Cemex 'B'........................................       134
       (a)52,234   Cemex 'B' ADR....................................       555
      (a)399,931   Cemex CPO........................................     1,811
        (a)3,155   Cifra ADR........................................        78
         502,575   Cifra 'B'........................................     1,236
         591,070   Cifra 'C'........................................     1,327
       (a)73,300   Corporation Interamericana de Entretenimiento
                     S.A............................................       569
       (e)23,400   FEMSA ADR........................................       187
         701,595   FEMSA 'B'........................................     5,641
          69,630   Grupo Modelo 'C'.................................       584
       1,018,494   Kimberly 'A'.....................................     4,840

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

          16,201   Panamerican Beverages, Inc.......................  $    529
         894,968   Soriana 'B'......................................     3,964
         156,890   Telemex ADR......................................     8,796
      (a)120,635   Televisa CPO ADR.................................     4,667
      (a)174,495   TV Azteca ADR....................................     3,937
                                                                      --------
                                                                        41,391
                                                                      --------
  PERU (1.7%)
          70,755   Banco Weise ADR..................................       354
          72,120   Tel Peru 'B' ADR.................................     1,681
                                                                      --------
                                                                         2,035
                                                                      --------
  VENEZUELA (1.8%)
         469,326   C.A. La Electricidad de Caracas..................       563
          28,852   CANTV ADR........................................     1,201
         103,385   Sivensa S.A.C.A. ADR.............................       433
                                                                      --------
                                                                         2,197
                                                                      --------
TOTAL COMMON STOCKS (COST $83,967)..................................    87,226
                                                                      --------
PREFERRED STOCKS (24.6%)
  BRAZIL (NON-VOTING STOCKS) (24.6%)
     192,522,000   Banco Bradesco...................................     1,894
  (a,d)8,115,000   Banco Nacional...................................        --
      55,000,200   CEMIG............................................     2,390
       1,827,000   Cimento Portland Itau............................       352
         129,387   CVRD.............................................     2,603
          83,035   CVRD ADR.........................................     1,635
      79,020,767   Gerdau...........................................       991
           8,000   Globex Utilidades................................        47
      19,195,300   Lojas Arapua.....................................        69
      24,090,300   Lojas Renner.....................................       755
      10,966,800   Petrobras........................................     2,565
     (a,e)64,625   Petrobras ADR....................................     1,543
      81,265,783   Telebras.........................................     9,269
          44,621   Telebras ADR.....................................     5,196
                                                                      --------
TOTAL PREFERRED STOCKS (COST $30,879)...............................    29,309
                                                                      --------

          NO. OF
          RIGHTS
----------------

RIGHTS (0.0%)
  BRAZIL (0.0%)
(a,d)195,522,000   Banco Bradesco (COST $0).........................        17
                                                                      --------
TOTAL FOREIGN SECURITIES (97.8%) (COST $114,846)....................   116,552
                                                                      --------

            FACE
          AMOUNT
           (000)
----------------

SHORT-TERM INVESTMENT (3.2%)
  REPURCHASE AGREEMENT (3.2%)
$          3,861   Chase Securities, Inc., 5.95%, dated 12/31/97,
                     due 1/2/98, to be repurchased at $3,862,
                     collateralized by $3,900 U.S. Treasury Bonds,
                     5.625% due 2/15/06 valued at $3,941 (COST
                     $3,861)........................................     3,861
                                                                      --------
TOTAL INVESTMENT IN SECURITIES (101.0%) (COST $118,707).............   120,413
                                                                      --------

                                                         -----------------------
                                                                    51
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------

FOREIGN CURRENCY (0.8%)
    ARP       86   Argentine Peso...................................  $     86
    BRL       21   Brazilian Real...................................        18
   COP   346,124   Colombian Peso...................................       267
    MXP        7   Mexican Peso.....................................         1
  PSS      1,433   Peruvian Sol.....................................       526
   VEB     8,980   Venezuelan Bolivar...............................        18
                                                                      --------
TOTAL FOREIGN CURRENCY (COST $933)..................................       916
                                                                      --------
TOTAL INVESTMENTS (101.8%) (COST $119,640)..........................   121,329
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.8%).......................    (2,116)
                                                                      --------
NET ASSETS (100%)...................................................  $119,213
                                                                      --------
                                                                      --------

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
CPO   --  Certificate of Participation
ADR   --  American Depositary Receipt
GDR   --  Global Depositary Receipt

--------------
          52
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                               IN EXCHANGE                NET UNREALIZED
 TO DELIVER       VALUE     SETTLEMENT       FOR         VALUE        GAIN (LOSS)
    (000)         (000)        DATE         (000)        (000)           (000)
-------------     -----     -----------  -----------     -----     -----------------
  $  95         $      95       1/2/98     BRL  106    $      95       $      --
  $  87                87       1/2/98      MXP 701           87              --
                    -----                                  -----           -----
                $     182                              $     182       $      --
                    -----                                  -----           -----
                    -----                                  -----           -----

---------------

BRL   --  Brazilian Real
MXP   --  Mexican Peso

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                 VALUE     PERCENT OF
INDUSTRY                                                                         (000)     NET ASSETS
-----------------------------------------------------------------------------  ---------  -------------
Services.....................................................................  $  62,397         52.3%
Energy.......................................................................     12,974         10.9
Finance......................................................................     12,283         10.3
Consumer Goods...............................................................     11,859         10.0
Materials....................................................................     10,564          8.9
Capital Equipment............................................................      5,378          4.5
Multi-Industry...............................................................      1,097          0.9
                                                                               ---------          ---
                                                                               $ 116,552         97.8%
                                                                               ---------          ---
                                                                               ---------          ---

                                                         -----------------------
                                                                    53
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE COUNTRY-SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS REGIONAL OR COUNTRY INDICES AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Brazil             14.6%
India               7.7%
Korea               3.2%
Malaysia            3.1%
Mexico             11.2%
Pakistan            4.1%
Russia              8.7%
South Africa        6.0%
Taiwan              6.2%
Turkey              5.6%
Other              29.6%

                                                         TOTAL RETURNS**
                                  -------------------------------------------------------------
                                                                               AVERAGE ANNUAL
                                     SIX MONTHS             ONE YEAR           SINCE INCEPTION
                                  -----------------     -----------------     -----------------
                                   WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                                  SALES      SALES      SALES      SALES      SALES      SALES
                                  CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------------------------------------
Class A Shares                    -26.66%    -22.19%    -7.58%     -1.96%     -4.86%     -3.23%
-----------------------------------------------------------------------------------------------
Class B+ Shares                   -25.98%    -22.50%    -7.04%     -2.66%     -2.91%     -1.82%
-----------------------------------------------------------------------------------------------
Class C Shares                    -23.18%    -22.48%    -3.63%     -2.75%     -3.97%     -3.97%
-----------------------------------------------------------------------------------------------
IFC Global Total Return
Composite Index:
  Class A & C Shares               N/A       -26.93%     N/A       -14.42%     N/A       -3.85%
  Class B Shares                   N/A       -26.93%     N/A       -14.42%     N/A       -5.77%
-----------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa and assumes dividends are reinvested.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                PERCENT OF
ISSUER                              COUNTRY     NET ASSETS
---------------------------------  ---------  --------------
Telebras ADR                        Brazil            4.5%
CRT                                 Brazil            3.1%
FEMSA 'B'                           Mexico            2.7%
Yapi Ve Kredi Bankasi A.S.          Turkey            2.6%
Telemex 'L' ADR                     Mexico            2.5%

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
--------------------  ---------  -------------
Services              $  40,100        22.5%
Finance                  27,959        15.7%
Consumer Goods           27,469        15.4%
Energy                   21,369        12.0%
Capital Equipment        17,496         9.8%

The investment objective of the Emerging Markets Fund is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

For the six months ended December 31, 1997, the Fund had a total return of -22.19 percent for Class A shares at net asset value, as compared to a total return of -26.93 percent for the IFC Global Total Return Composite Index for the same period.

The contagion effect of the currency crisis in Asia triggered a collapse of nearly every emerging market during the final months of the reporting period. The selling panic that ensued across all emerging markets left Asia down 33 percent, Latin America down 11 percent, and Russia down 18 percent. Even the relatively isolated Indian market was off 12 percent during the fourth quarter.

Performance relative to the Fund's benchmark was primarily driven by country allocation. Fund results were helped by overweights in Russia, India, Pakistan, and Turkey, and by underweights in Asia. However, given our view that currency and stock markets throughout the region dramatically overshot fair-value benchmarks, we began easing into Asia during the third and fourth quarters. Asian markets finished the reporting period off between 70 percent and 85 percent from their highs, and we believe that current prices already discount economic devastation and corporate bankruptcies.

While we also believe that the near-term economic and earnings outlook for most Asian countries remains grim and that considerable economic pain--with its commensurate political convulsions-- is ahead, we nonetheless believe that the worst has been discounted in the prices of stocks and currencies. Asian markets have been tremendously oversold, and in the face of such negative sentiment, any marginally positive news could ignite a huge rally in the region.

We believe that after the shake-out in Asia is complete, the region will divide into groups of winners and losers as the era of "Asian Value" crony-capitalism comes to an end. As always, country allocation and stock selection are important, and the Fund has been highly discriminating in its selection of both markets and stocks. We feel that Korea has the best chance of transforming its economy and its corporate structure for the benefit of the shareholder. World-class companies such as Samsung Electronics, LG Information & Communication Ltd., and Pohang Iron and Steel are at bargain-basement levels. Our overweight position in Korea is concentrated in those stocks.

Last month's closure of 56 out of 58 finance companies in Thailand signaled the start of the corporate restructuring that is inevitable in that country. After an agonizing six months, it appears

--------------
          54

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

that the Thai government and corporate sector have recognized the need for reform. While we feel that positive economic and corporate news will be scarce during the next year, the market is already discounting much of the potentially negative developments. Consequently, we are overweight Thailand.

Indonesia has fallen the farthest and the fastest of all Asian markets. Although the Indonesian equity market currently is capitalized at just 10 percent of its value in U.S. dollars from a year earlier, we remain hesitant to add to positions. While Indonesia is cheap, it is deservedly so. The fate of the country's 200 million residents could rest on the will of one man, President Suharto. The nexus between politics and business remains intractable, and it appears that no real progress on economic reform can be made while the current political regime retains power. President Suharto has made some concessions and conciliatory gestures under pressure from the IMF and President Clinton. However, a true embracing of the IMF reform package implies a fundamental reformation of the political system and abdication of economic largesse by the Suharto family. Resentment of the First Family, particularly toward the Suharto children, runs deep and may prove incendiary in coming months. The scenario developing in Indonesia includes sharply higher inflation, a recession, a dramatic rise in unemployment, food shortages, and an election. We maintain a neutral weight in Indonesia given the market's dramatically oversold condition. Although we expect a significant upward move from these levels, we would expect to sell into a rally, assuming no change in underlying fundamentals.

Malaysia has earned the dubious distinction of being the "least-worst" Asian market. The country's banking system is sound, its politics are stable, and its corporate sector is in reasonable financial shape. Our hesitancy towards Malaysia has been based on valuations. Given the recent correction, however, we are in the process of increasing our long underweight position.

We are slightly underweight in Latin America and expect to decrease our exposure even further. We remain upbeat on the political and corporate leadership witnessed during the post-Mexico devaluation crisis and the more recent Asian crisis. In Mexico, the consumer recovery continues, while in Brazil the privatization program is moving ahead. However, the Brazilian Real is perhaps one of the more overvalued currencies in the emerging-market universe, and the high real interest rates required to support it in the aftermath of the Asian crisis will prove burdensome both for the corporate sector and for equity market performance.

Mexico has performed spectacularly well over the last 12 months as the country has benefited from having taken its devaluation "medicine" early, as well as being geographically situated to capitalize on the phenomenal strength of the U.S. economy. As a result of the strong gains, however, many of the Fund's Mexican holdings no longer offer compelling value and will likely be trimmed back to gain exposure to other investments in Asia.

We continue to view India and South Africa as sources of funds for our increased exposure in Asia. India is well underpinned by both valuations and corporate fundamentals; however, we believe that political uncertainty and slightly higher interest rates will cap some of the upside potential in the Indian market.

In Europe, Russian stocks experienced a substantial correction after a stellar run. We remain optimistic about the country's long-term prospects, but have reduced our exposure to Russian equities. Likewise, Turkey experienced tremendous returns in the last year and remains one of the last markets that has yet to conquer inflation. Positive news on the inflation front could trigger another move up in stock prices. Because valuations remain at attractive levels, we are overweight in the Turkish market. The Fund's cash position is slowly being redeployed as the entire emerging-market asset class has fallen to levels significantly below fair value.

Madhav Dhar                                Robert L. Meyer
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

                                                              ------------------

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

COMMON STOCKS (75.8%)
  ARGENTINA (2.3%)
          12,975   Nortel Inversora ADR.............................  $    331
           8,449   Telecom Argentina ADR............................       302
          71,551   Telefonica de Argentina ADR......................     2,665
          24,156   YPF ADR..........................................       826
                                                                      --------
                                                                         4,124
                                                                      --------
  BRAZIL (2.4%)
          42,380   Brahma ADR.......................................       601
     (a,e)12,645   Coteminas ADR....................................       210
      (a)295,381   CRT 'A'..........................................       364
    (a)1,256,000   Encorpar.........................................         1
         571,000   Lightpar.........................................       171
       (e)14,225   Lojas Arupua ADR.................................        51
           7,720   Pao de Acucar ADR................................       150
          14,961   Pao de Acucar ADR................................       291
     (a,e)16,025   Rossi Residencial GDR............................        78
       1,508,100   Tecidos Nortre de Minas..........................       541
       5,854,000   Telebras.........................................       595
       (a)38,920   Unibanco GDR.....................................     1,253
                                                                      --------
                                                                         4,306
                                                                      --------
  CHILE (0.7%)
          18,300   CCU ADR..........................................       538
           8,290   Enersis ADR......................................       240
          22,954   Santa Isabel ADR.................................       402
                                                                      --------
                                                                         1,180
                                                                      --------
  CHINA (0.2%)
         281,000   Qingling Motors Co., 'H'.........................       138
      (a)996,000   Zhejiang Expressway Co., Ltd. 'H'................       202
                                                                      --------
                                                                           340
                                                                      --------
  COLOMBIA (0.0%)
          68,572   Banco de Colombia................................        24
                                                                      --------
  EGYPT (1.9%)
           7,400   Al-Ahram Beverages Co. S.A.E. GDR................       205
           7,916   Ameriyah Cement Co...............................       185
          34,430   Commercial International Bank....................       695
          16,750   Commercial International Bank GDR................       350
          13,720   Eastern Tobacco..................................       318
           5,775   Egyptian Finance & Industrial....................       348
       (a)10,800   General Silo Storage.............................       260
       (a)10,475   Helwan Portland Cement Co........................       211
        (a)6,377   Industrial & Engineering.........................       107
        (a)3,200   Madinet Housing & Development....................       207
           1,950   North Cairo Flour Mills..........................        55
             500   Paints & Chemical Industries Co. S.A.E...........        16
          31,100   Paints & Chemical Industries Co. S.A.E. GDR......       311
           8,575   Tourah Portland Cement Co........................       197
                                                                      --------
                                                                         3,465
                                                                      --------
  HONG KONG (2.0%)
          80,000   Cheung Kong Holdings Ltd.........................       524
         111,000   China Light & Power Co., Ltd.....................       616
         147,000   China Resources Enterprises Ltd..................       328
          24,400   HSBC Holdings plc................................       601
         433,000   Ng Fung Hong Ltd.................................       455
          77,000   Shanghai Industrial Holdings Ltd.................       286

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

          78,000   Sun Hung Kai Properties Ltd......................  $    544
         456,000   Zhenhai Refining & Chemical Co...................       190
                                                                      --------
                                                                         3,544
                                                                      --------
  HUNGARY (0.6%)
           3,601   BorsodChem Rt. GDR...............................       130
           3,200   Gedeon Richter Ltd...............................       336
          16,416   MOL Magyar Olaj-es Gazipari Rt. GDR..............       401
           6,200   OPT Bank Rt......................................       235
                                                                      --------
                                                                         1,102
                                                                      --------
  INDIA (7.2%)
             100   Automotive Axles Ltd.............................         1
         209,700   Bharat Heavy Electricals Ltd.....................     1,893
           4,369   Century Textiles & Industries GDR................       109
         105,000   Container Corp. of India Ltd.....................     1,125
      (e)150,000   E.I.D. Parry Ltd. GDR............................       244
          56,600   Great Eastern Shipping GDR.......................       304
          85,314   Gujarat Narmada Valley Fertilizers Co., Ltd.
                     GDR............................................       128
          22,500   Hero Honda Motors Ltd............................       530
         504,000   Hindustan Development Corp. Ltd. GDR.............        78
          24,400   Hoechst Shering Agrero Ltd.......................       386
          32,409   Housing Development Finance Corp., Ltd...........     2,544
      (e)108,750   Indo Rama Synthetics Ltd. GDR....................       218
          61,000   Infosys Technologies Ltd.........................     1,918
          51,200   ITC Ltd..........................................       808
         184,150   LG Balakrishnan Bros.............................       479
          32,300   Mahanagar Telephone Nigam Ltd....................       213
           5,000   MRF Ltd. 'B'.....................................       247
         100,000   Philips India Ltd................................       166
          21,150   Rane Madras Ltd..................................        55
      (a)317,000   SIV Industries GDR...............................       127
         135,600   State Bank of India..............................       841
         302,600   Tube Investments of India Ltd. GDR...............       287
          40,550   United Phosphorus Ltd. GDR.......................       101
                                                                      --------
                                                                        12,802
                                                                      --------
  INDONESIA (2.5%)
    (d)3,204,563   Astra International (Foreign)....................       830
    (d)3,265,138   Bank International Indonesia (Foreign)...........       193
    (d)2,059,300   Bank Negara Indonesia (Foreign)..................       197
          51,300   Barito Pacific Timber (Foreign)..................        15
         359,428   Bimantara Citra (Foreign)........................        69
         166,300   Citra Marga Nusaphala Persada (Foreign)..........        18
          50,246   Daya Guna Samudera (Foreign).....................        38
      (d)546,325   Gudang Garam (Foreign)...........................       831
        (a)4,700   Gulf Indonesia Resources Ltd. (Foreign)..........       103
      (d)287,000   Hanjaya Mandala Sampoerna (Foreign)..............       217
       1,472,880   Indah Kiat Pulp & Paper (Foreign)................       261
         743,000   Indofood Sukses Makmur (Foreign).................       243
          37,600   London Sumatra Indonesia (Foreign)...............        21
    (d)1,199,000   Mayora Indah (Foreign)...........................       104
  (a,d)1,153,200   Putra Surya Multidana (Foreign)..................       110
          37,300   Tambang Timah (Foreign)..........................        40
           6,400   Telekomunikasi ADR...............................        71
       1,997,700   Telekomunikasi (Foreign).........................     1,062
                                                                      --------
                                                                         4,423
                                                                      --------
  ISRAEL (2.9%)
         273,200   Bank Hapoalim Ltd................................       656
               1   Elbit Medical Imaging Ltd........................        --

-----------------------
          56
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

  ISRAEL (CONT.)

          37,500   Elbit Systems Ltd................................  $    495
             680   First International Bank of Israel Ltd. '1'......        93
           1,097   First International Bank of Israel Ltd. '5'......       805
          10,890   Koor Industries Ltd..............................     1,207
          16,500   Koor Industries Ltd. ADR.........................       362
         530,700   Super Sol Ltd....................................     1,505
           1,030   Super Sol Ltd. ADR...............................        14
                                                                      --------
                                                                         5,137
                                                                      --------
  KOREA (3.2%)
       (a)25,260   Hansol Paper Co..................................       111
       (a)33,022   Housing & Commercial Bank (Foreign)..............       222
          59,593   Housing & Commercial Bank GDR....................       393
          (d)650   Korea Mobile Telecommunications Corp.............       196
          46,209   LG Information & Communication Ltd...............     1,295
       (d)40,200   Pohang Iron & Steel Co., Ltd.....................     1,121
          24,486   Pohang Iron & Steel Co., Ltd. (Foreign)..........       663
          56,723   Samsung Electronics Co. (Foreign)................     1,285
       (a)28,184   Samsung Electronics Co. GDR (New)................       400
                                                                      --------
                                                                         5,686
                                                                      --------
  MALAYSIA (3.1%)
          69,800   AMMB Holdings Bhd................................        46
          13,000   Berjaya Sports Toto Bhd..........................        33
          20,000   Carlsberg Brewery Malaysia Bhd...................        64
         164,000   Commerce Asset Holdings Bhd......................        78
         253,000   DCB Holdings Bhd.................................       122
         125,000   Genting Bhd......................................       313
         242,000   Golden Hope Plantations Bhd......................       280
         124,000   IOI Corp., Bhd...................................        40
         150,000   Kuala Lumpur Kepong Bhd..........................       322
         166,000   Magnum Corp., Bhd................................       100
         154,800   Malayan Banking Bhd..............................       450
         155,000   Malayan United Industries Bhd....................        27
          59,000   Malaysian International Shipping (Foreign).......        86
          19,000   Malaysian Pacific Industries Bhd.................        46
          46,000   Nestle Bhd.......................................       213
          31,000   New Straits Times Press Bhd......................        38
          51,000   Perusahaan Otomobil Nasional Bhd.................        50
         193,000   Petronas Gas Bhd.................................       439
          60,000   Rashid Hussain Bhd...............................        47
          58,000   Resorts World Bhd................................        98
          52,000   R.J. Reynolds Bhd................................        85
          62,000   Rothmans of Pall Mall Bhd........................       482
         323,000   Sime Darby Bhd...................................       311
         102,000   Technology Resources Industries..................        60
         259,000   Telekom Malaysia Bhd.............................       766
         336,000   Tenaga Nasional Bhd..............................       717
         208,000   United Engineers Bhd.............................       173
                                                                      --------
                                                                         5,486
                                                                      --------
  MEXICO (11.2%)
          44,710   Apasco...........................................       308
       (a)79,309   Banacci 'B'......................................       238
      (a)193,888   Banacci 'L'......................................       500
      (a)461,662   Bancomer 'B'.....................................       300
     (a,e)21,425   Bancomer 'B' ADR.................................       277
      (a)239,635   Cemex CPO........................................     1,085
       (a)34,354   Cemex CPO ADR....................................       312
          15,004   Cifra 'A'........................................        37
          21,930   Cifra 'B'........................................        54
                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

          36,440   Cifra 'B' ADR....................................  $     89
         141,854   Cifra 'C'........................................       318
         601,835   FEMSA 'B'........................................     4,839
            (a)1   Gruma ADR........................................        --
         545,427   Kimberly 'A'.....................................     2,592
          80,754   Telemex 'L' ADR..................................     4,527
       (a)87,665   Televisa CPO GDR.................................     3,392
       (a)47,255   TV Azteca ADR....................................     1,066
                                                                      --------
                                                                        19,934
                                                                      --------
  PAKISTAN (4.1%)
         753,600   Fauji Fertilizer Co., Ltd........................     1,443
    (a)1,080,000   Hub Power Co.....................................     1,406
         154,644   Pakistan State Oil Co., Ltd......................     1,316
       3,635,900   Pakistan Telecommunication Co....................     2,747
      (a)771,650   Sui Northern Gas Pipelines.......................       472
                                                                      --------
                                                                         7,384
                                                                      --------
  PERU (0.6%)
          45,190   Tel Peru 'B' ADR.................................     1,053
                                                                      --------
  PHILIPPINES (1.9%)
       1,736,300   Ayala Corp.......................................       675
         207,860   Ayala Land, Inc. 'B'.............................        82
         348,290   C&P Homes, Inc...................................        20
      (a)283,460   Filinvest Land, Inc..............................        11
         199,250   Manila Electric 'B'..............................       659
         185,410   Metro Pacific Corp...............................         5
          10,814   Metropolitan Bank & Trust Co.....................        73
         254,490   Petron Corp......................................        21
          42,170   Philippine Long Distance Telephone Co............       916
           3,200   Philippine Long Distance Telephone Co. ADR.......        72
        (a)8,770   Philippine National Bank 'B'.....................        19
         359,720   San Miguel Corp. 'B'.............................       440
       2,400,940   SM Prime Holdings, Inc...........................       356
                                                                      --------
                                                                         3,349
                                                                      --------
  POLAND (2.2%)
       (a)18,860   Agros Holdings S.A. 'C'..........................       391
        (a)4,080   Agros Holdings S.A. 'D'..........................        84
          12,500   Bank Rozwoju Eksportu S.A........................       259
           8,136   Bank Slaski S.A..................................       450
        (a)8,300   Bank of Handlowy W Warszawie S.A.................       106
         588,000   BIG Bank Gdanski S.A.............................       575
       (a)13,000   BIG Bank Gdanski ell.............................       202
          15,750   Debica S.A.......................................       384
          77,100   Elektrim S.A.....................................       746
       (a)30,500   Exbud S.A........................................       286
       (a)99,597   Polifarb Wroclaw S.A.............................       472
                                                                      --------
                                                                         3,955
                                                                      --------
  RUSSIA (8.4%)
       6,852,500   Edinaya Energetiches.............................     2,056
       1,622,000   Irkutskenergo....................................       320
          73,333   Lukoil Holdings Co...............................     1,694
           4,333   Lukoil Holdings Co. ADR..........................       400
         736,667   Moscow Energy (Mosenergo)........................       935
  (a,d)4,570,885   Mustcom..........................................     3,885
          (a)600   Storyfirst Communications........................     1,716
         116,300   Surgutneftegaz ADR...............................     1,189

                                                         -----------------------
                                                                    57
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

  RUSSIA (CONT.)

  (a,d)2,684,488   Svyaz Finance....................................  $  2,336
           3,400   Tatneft ADR......................................       483
                                                                      --------
                                                                        15,014
                                                                      --------
  SOUTH AFRICA (4.8%)
          62,200   Barlow Ltd.......................................       528
          21,262   Bidvest Group Ltd................................       176
           8,400   Coronation Holdings Ltd. 'N'.....................       122
         127,400   Ellerine Holdings Ltd............................       822
          66,358   Foodcorp Limited.................................       341
          94,400   Forbes Group Ltd.................................       175
         182,400   Illovo Sugar Ltd.................................       311
         249,675   Malbak Ltd.......................................       244
         278,800   NBS Boland Group, Ltd............................       690
         893,500   New Africa Investments Ltd. 'N'..................       854
         236,100   Orion Selections Holdings, Ltd...................       606
         160,000   Orion Selections Ltd.............................       345
          64,779   Persetel Holdings Ltd............................       355
         519,900   Protea Furnishers Ltd............................       259
         122,900   Rembrandt Group Ltd..............................       897
         170,600   Sasol Ltd........................................     1,784
                                                                      --------
                                                                         8,509
                                                                      --------
  TAIWAN (4.3%)
      (a)191,500   Asustek Computer, Inc............................     3,035
         359,000   Cathay Construction Corp.........................       409
      (a)342,572   Compal Electronics, Inc..........................       998
       1,173,632   Far Eastern Textile, Ltd.........................     1,273
      (a)226,000   Hon Hai Precision Industry.......................     1,143
         357,000   Siliconware Precision Industries Co..............       843
                                                                      --------
                                                                         7,701
                                                                      --------
  THAILAND (2.8%)
        (a)8,100   Advance Agro Public Co., Ltd.....................         7
       (a)24,400   Advance Agro Public Co., Ltd. (Foreign)..........        20
         137,100   Advanced Info Service Public Co., Ltd.
                     (Foreign)......................................       655
          38,200   BEC World Public Co., Ltd. (Foreign).............       152
          14,300   Bangkok Bank Public Co., Ltd. (Foreign)..........        36
    (a,d)804,600   Bangkok Expressway Public Co., Ltd. (Foreign)....       447
           3,200   Bank of Ayudhya Public Co., Ltd. (Foreign).......         1
       (d)88,700   Central Pattana Public Co., Ltd. (Foreign).......        28
     (a,d)54,900   Delta Electronics Public Co., Ltd. (Foreign).....       451
       (a)27,700   Electricity Generating Public Co., Ltd.
                     (Foreign)......................................        52
         105,300   Exploration & Production Public Co., Ltd.
                     (Foreign)......................................     1,212
       (d)65,300   Grammy Entertainment Public Co., Ltd.
                     (Foreign)......................................       285
         385,400   Industrial Finance Corp. of Thailand (Foreign)...        59
       (d)22,000   Lanna Lignite Public Co., Ltd. (Foreign).........        45
         278,000   National Finance & Securities Co., Ltd.
                     (Foreign)......................................        51
      (d)253,400   National Petrochemical Public Co., Ltd.
                     (Foreign)......................................       134
         113,440   Shinawatra Computer Co., Ltd. (Foreign)..........       377
           4,200   Siam City Cement Public Co., Ltd. (Foreign)......         4
         445,866   Siam Commercial Bank Co. Ltd. (Foreign)..........       509
                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

       (a)15,500   TelecomAsia Corp. Public Co. Ltd. (Foreign)......  $      3
      (d)235,000   Thai Airways International Public Co., Ltd.
                     (Foreign)......................................       254
     (a,d)30,300   Thai Engine Manufacturing Public Co., Ltd.
                     (Foreign)......................................        51
          41,900   Thai Farmers Bank Public Co., Ltd. (Foreign).....        76
           8,400   Thailand Petrochemical Industry..................         1
         174,700   United Communications Industry Public Co., Ltd.
                     (Foreign)......................................        71
                                                                      --------
                                                                         4,981
                                                                      --------
  TURKEY (5.6%)
       5,669,750   Arcelik A.S......................................       533
       6,495,500   Ege Biracilik Ve Malt Sanayii....................       588
       4,009,000   Erciyas Biracilik Ve Malt Sanayii................       561
      14,583,000   Eregli Demir Ve Celik Fabrikalari A.S............     2,252
         119,000   Migros Turk......................................       108
      12,603,383   Turkiye Garanti Bankasi A.S......................       623
       8,071,000   Vestel Elektronik Sanayii ve Ticaret A.S.........       662
     120,265,330   Yapi Ve Kredi Bankasi A.S........................     4,584
                                                                      --------
                                                                         9,911
                                                                      --------
  VENEZUELA (0.4%)
          91,003   C.A. La Electricidad de Caracas..................       109
          17,005   CANTV ADR........................................       708
                                                                      --------
                                                                           817
                                                                      --------
  ZIMBABWE (0.5%)
         656,950   Delta Corp.......................................       447
         374,200   Meikles Africa Ltd...............................       337
      (e)597,000   Trans Zambesi Industries Ltd. 'S'................       190
                                                                      --------
                                                                           974
                                                                      --------
TOTAL COMMON STOCKS (COST $164,281).................................
                                                                       135,201
                                                                      --------
PREFERRED STOCKS (12.5%)
  BRAZIL (NON-VOTING STOCKS) (12.2%)
      67,992,584   Banco Bradesco...................................       670
 (a,d)11,156,000   Banco Nacional...................................        --
       2,963,099   Brahma...........................................     1,991
      41,211,110   CEMIG............................................     1,791
          13,945   CEMIG ADR........................................       606
    (a)4,164,300   CRT..............................................     5,131
          30,400   CVRD.............................................       612
          23,359   CVRD ADR.........................................       470
       1,734,000   Itaubanco........................................       932
      12,437,000   Lojas Arapua.....................................        45
       6,448,000   Lojas Renner.....................................       202
       4,660,000   Pao de Acucar....................................        85
    (e)6,401,000   Petrobras........................................     1,497
     (a,e)12,430   Petrobras ADR....................................       295
      12,862,390   Telebras.........................................     1,467
          51,035   Telebras ADR.....................................     5,942
      53,661,000   Telesp...........................................        14
                                                                      --------
                                                                        21,750
                                                                      --------
  RUSSIA (0.3%)
         200,000   Rostelekom.......................................       466
                                                                      --------
TOTAL PREFERRED STOCKS (COST $23,258)...............................    22,216
                                                                      --------

-----------------------
          58
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
INVESTMENT COMPANIES (1.0%)
  UNITED STATES (1.0%)
       (a)71,000   Korea Fund, Inc..................................  $    470
       (g)34,265   Morgan Stanley Africa Investment Fund, Inc.......       394
    (a,g)105,434   Morgan Stanley India Investment Fund, Inc........       883
                                                                      --------
TOTAL INVESTMENT COMPANIES (COST $2,228)............................     1,747
                                                                      --------

          NO. OF
          RIGHTS
----------------

RIGHTS (0.0%)
  BRAZIL (0.0%)
   (a)75,148,584   Banco Bradesco...................................         7
     (a,d)53,661   Telecom de Sao Paulo.............................        --
                                                                      --------
                                                                             7
                                                                      --------
  POLAND (0.0%)
        (a)1,694   Polifarb Wroclaw S.A.............................         2
                                                                      --------
  SOUTH AFRICA (0.0%)
        (a)2,100   Coronation Holdings Ltd..........................        --
                                                                      --------
  THAILAND (0.0%)
    (a,d)278,000   National Finance & Securities Public Co., Ltd....        --
                                                                      --------
TOTAL RIGHTS (COST $0)..............................................         9
                                                                      --------

          NO. OF
        WARRANTS
----------------

WARRANTS (0.0%)
  INDONESIA (0.0%)
      (a)126,596   Bank International Indonesia, expiring 1/17/00...         2
       (a)80,192   Indah Kiat Pulp & Paper, expiring 7/11/02........         2
                                                                      --------
                                                                             4
                                                                      --------
  MALAYSIA (0.0%)
       (a)26,750   Commerce Asset Holdings Bhd., expiring 3/16/02...         4
        (a)7,428   Rashid Hussain Bhd. expiring 3/25/02.............         1
                                                                      --------
                                                                             5
                                                                      --------
  THAILAND (0.0%)
    (a,d)111,466   Siam Commercial Bank Co..........................        --
                                                                      --------
TOTAL WARRANTS (COST $26)...........................................         9
                                                                      --------

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------

CONVERTIBLE DEBENTURE (0.1%)
  SOUTH AFRICA (0.1%)
$      (a)14,600   Sasol Ltd. 8.50%, 12/15/2099 (COST $182).........  $    146
                                                                      --------
TOTAL FOREIGN SECURITIES (89.4%) (COST $189,975)....................   159,328
                                                                      --------
FOREIGN CURRENCY (5.6%)
  ARP         14   Argentine Peso...................................        14
  BRL         84   Brazilian Real...................................        75
  COP      7,776   Colombian Peso...................................         6
  EGP        170   Egyptian Pound...................................        50
  HKD     17,621   Hong Kong Dollar.................................     2,274
  HUF     37,262   Hungarian Forint.................................       183
  INR     37,214   Indian Rupee.....................................       949
  IDR    900,987   Indonesian Rupiah................................       164
   MYR       224   Malaysian Ringgit................................        58
  PKR          4   Pakistani Rupee..................................        --
  PLN      1,453   Polish Zloty.....................................       412
  ZAR      9,495   South African Rand...............................     1,951
  KRW    621,772   South Korean Won.................................       367
   TWD   111,558   Taiwan Dollar....................................     3,419
  TRL    205,528   Turkish Lira.....................................         1
  VEB        450   Venezuelan Bolivar...............................         1
   ZWD        11   Zimbabwe Dollar..................................         1
                                                                      --------
TOTAL FOREIGN CURRENCY (COST $10,029)...............................     9,925
                                                                      --------
TOTAL INVESTMENTS (95.0%) (COST $200,004)...........................   169,253
OTHER ASSETS IN EXCESS OF LIABILITIES (5.0%)........................     8,890
                                                                      --------
NET ASSETS (100%)...................................................  $178,143
                                                                      --------
                                                                      --------

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
(g)   --  The Fund is advised by an affiliate.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt

                                                         -----------------------
                                                                    59
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                             IN EXCHANGE
 TO DELIVER     VALUE    SETTLEMENT        FOR         VALUE     NET UNREALIZED
   (000)        (000)       DATE          (000)        (000)    GAIN (LOSS) (000)
------------  ---------  -----------  -------------  ---------  -----------------
 HKD 17,622   $   2,274      1/2/98     $   2,274    $   2,274      $      --
IDR 899,539         164      1/2/98     $     159          159             (5)
 MYR   220           57      1/2/98     $      56           57             --
 ZAR  3,019         620      1/2/98     $     620          620             --
              ---------                              ---------            ---
              $   3,115                              $   3,110      $      (5)
              ---------                              ---------            ---
              ---------                              ---------            ---

---------------

HKD   --  Hong Kong Dollar
IDR   --  Indonesian Rupiah
MYR   --  Malaysian Ringgit
ZAR   --  South African Rand

--------------------------------------------------------------------------------

SWAP AGREEMENT:

The Portfolio had the following Total Return Swap Agreement open at December 31, 1997:

                                                                                             UNEALIZED
NOTIONAL                                                                                   APPRECIATION
 AMOUNT                                                                                   (DEPRECIATION)
  (000)                                    DESCRIPTION                                         (000)
---------  ----------------------------------------------------------------------------  -----------------
$2,000,000 Agreement with Goldman Sachs International terminating November 30, 1998 to pay 12 month USD-LIBOR minus 4.00% and to receive the SET Index converted
           into USD at the mid-market rate on October 30, 1998.........................      $     581

---------------

LIBOR  -- London Interbank Offer Rate
USD   --  U.S. Dollar

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                 VALUE     PERCENT OF
INDUSTRY                                                                         (000)     NET ASSETS
-----------------------------------------------------------------------------  ---------  -------------
Services.....................................................................  $  40,100         22.5%
Finance......................................................................     27,959         15.7
Consumer Goods...............................................................     27,469         15.4
Energy.......................................................................     21,369         12.0
Capital Equipment............................................................     17,496          9.8
Materials....................................................................     13,549          7.6
Mutli-Industry...............................................................     11,365          6.4
Gold Mines...................................................................         21          0.0
                                                                               ---------          ---
                                                                               $ 159,328         89.4%
                                                                               ---------          ---
                                                                               ---------          ---

-----------------------
          60
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                17.2%
Consumer--Cyclical           15.6%
Consumer--Staples             5.7%
Diversified                  27.1%
Energy                        1.1%
Finance                      10.2%
Services                     12.1%
Technology                    5.2%
Short-Term Investments        3.4%
Other                         2.4%

                                                            TOTAL RETURNS**
                                                ---------------------------------------
                                                                       AVERAGE ANNUAL
                             SIX MONTHS             ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares             9.92%     16.66%     24.11%     31.70%     30.72%     34.64%
---------------------------------------------------------------------------------------
Class B Shares            11.26%     16.26%     25.87%     30.87%     32.24%     33.74%
---------------------------------------------------------------------------------------
Class C Shares            15.21%     16.21%     29.82%     30.82%     33.67%     33.67%
---------------------------------------------------------------------------------------
Lipper Capital
Appreciation Index         N/A        8.81%      N/A       19.86%      N/A       17.38%
---------------------------------------------------------------------------------------
S&P 500 Index              N/A       10.58%      N/A       33.36%      N/A       28.05%
---------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains. The S&P 500 Index is an unmanaged index of common stocks. The S&P 500 Index assumes dividends are reinvested.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                PERCENT OF
ISSUER                             INDUSTRY     NET ASSETS
------------------------------  --------------  ----------
United Technologies Corp.        Diversified        18.6%
Cendant Corp.                      Services         12.1%
Lockheed Martin Corp.           Capital Goods       12.0%
Loews Corp.                      Diversified         4.0%
Clear Channel Communications,
 Inc.                             Consumer--         4.0%
                                   Cyclical

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
--------------------  ---------  -------------
Diversified           $  28,745        27.1%
Capital Goods            18,231        17.2%
Consumer--Cyclical        4,485        15.6%
Services                 12,873        12.1%
Finance                  10,839        10.2%

The investment objective of the Aggressive Equity Fund is to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities. Equity and equity-linked securities include common and preferred stock, convertible securities, rights and warrants to purchase common stock, options, futures, and specialty securities.

For the six-month period ended December 31, 1997, the Fund had a total return of
16.66 percent for the Class A shares at net asset value, as compared to a total return of 8.81 percent for the Lipper Capital Appreciation Index and 10.58 percent for the Standard & Poor's 500-Stock Index during the same period.

After three heady years for the market, Wall Street futurists are divided firmly into bull and bear camps. We are foremost bottom-up investors, focusing on companies rather than markets, and we do not care which way the U.S. market moves in 1998. But if pushed, we are bullish because the backdrop for financial assets remains positive: inflation and interest rates are at 30-year lows, the U.S. budget is balanced, and U.S. companies seem as strong as ever in terms of global competitiveness. Also, the Federal Reserve has enormous flexibility due to the strength in the dollar and low inflation; if the economy slows, short-term rates will come down quickly. Meanwhile, corporate managements are more focused on creating shareholder value than in prior business cycles. Still, negative factors such as the strong dollar and disinflationary/deflationary trends are combining to put pressure on corporate profits. Additionally, valuations are high on an absolute basis.

In our view, this sets up a classic stock-pickers' market. We prefer such an environment because we would rather deal with earnings risk than upward pressure on interest rates. Companies that are able to rise above profit pressures and achieve significant earnings growth will be richly rewarded. However, the "safe growth" segment of the U.S. market--stocks like Coca-Cola and General Electric--look extended and expensive. We don't believe they necessarily need to go down, but they have gone up much more than their respective earnings in recent years and should eventually enter a phase where their stock prices lag profit growth.

We believe there is more money to be made in "unsafe growth," i.e., companies that have strong fundamentals but where investors still have doubts. We divide those "unsafe growth" stocks that we find compelling into two categories: stocks infected with investor fears stemming from the turmoil in

                                                              ------------------
                                                                    61

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

Asia, and stocks that should be insulated against the negative factors pressuring U.S. corporate profits. In the first category, we include such companies as United Technologies, whose earnings are growing at 17 to 18 percent annually, and Gulfstream Aerospace, the leading producer of executive jets with a debt-free balance sheet and earnings estimates on the rise.

In the second category we include Cendant, the new company formed by the merger of HFS and CUC International. We feel Cendant may reap tremendous revenue and profit-margin gains from the combination of the country's largest franchiser with the preeminent direct marketing company. Also in this category is Cracker Barrel Old Country Store, a 300-unit chain of restaurant and gift shops that is experiencing profit-margin improvement after several sluggish years. A final example of a stock that should be somewhat insulated from generalized corporate profit pressure is Lockheed Martin. The company is generating massive free cash flow and will be the largest defense contractor in the world, pending the closing of its acquisition of Northrop Grumman.

Kurt A. Feuerman
PORTFOLIO MANAGER

--------------

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

COMMON STOCKS (93.6%)
  CAPITAL GOODS (17.2%)
    AEROSPACE & DEFENSE (17.2%)
          21,200   AVTEAM, Inc., `A'................................  $    188
       (a)85,100   Gulfstream Aerospace Corp........................     2,489
       (a)33,800   Litton Industries, Inc...........................     1,943
         129,600   Lockheed Martin Corp.............................    12,766
          10,400   Thiokol Corp.....................................       845
                                                                      --------
  TOTAL CAPITAL GOODS...............................................    18,231
                                                                      --------
  CONSUMER -- CYCLICAL (15.6%)
    AUTOMOTIVE (4.2%)
          68,100   Avis Rent A Car, Inc.............................     2,175
          19,000   Borg-Warner Automotive, Inc......................       988
          21,800   General Motors Corp..............................     1,322
                                                                      --------
                                                                         4,485
                                                                      --------
    BROADCAST -- RADIO & TELEVISION (6.7%)
       (a)10,100   American Radio Systems Corp., `A'................       538
          57,700   CBS, Inc.........................................     1,699
       (a)52,900   Clear Channel Communications, Inc................     4,202
       (a)16,200   Viacom, Inc., `B'................................       671
                                                                      --------
                                                                         7,110
                                                                      --------
    FOOD SERVICE & LODGING (2.6%)
       (a)39,900   Brinker Intertional, Inc.........................       638
          63,700   Cracker Barrel Old Country Store, Inc............     2,126
                                                                      --------
                                                                         2,764
                                                                      --------
    LEISURE RELATED (0.9%)
          38,000   International Game Technology....................       960
                                                                      --------
    PUBLISHING (1.2%)
      (a)102,900   PRIMEDIA, Inc....................................     1,299
                                                                      --------
  TOTAL CONSUMER -- CYCLICAL........................................    16,618
                                                                      --------
  CONSUMER -- STAPLES (5.7%)
    BEVERAGES (0.9%)
          28,500   Coca-Cola Enterprises, Inc.......................     1,013
                                                                      --------
    FOOD (1.1%)
          12,100   Ralston-Ralston Purina Group.....................     1,125
                                                                      --------
    TOBACCO (3.7%)
       (a)19,100   Consolidated Cigar Holdings, Inc.................       526
          62,100   Philip Morris Cos., Inc..........................     2,814
          16,600   RJR Nabisco Holdings Corp........................       623
                                                                      --------
                                                                         3,963
                                                                      --------
  TOTAL CONSUMER -- STAPLES.........................................     6,101
                                                                      --------
  DIVERSIFIED (27.1%)
    DIVERSIFIED (27.1%)
           (a)65   Berkshire Hathaway, Inc..........................     2,990
          57,200   ITT Industries, Inc..............................     1,795
          39,700   Loews Corp.......................................     4,213
         271,200   United Technologies Corp.........................    19,747
                                                                      --------
  TOTAL DIVERSIFIED.................................................    28,745
                                                                      --------

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

  ENERGY (1.1%)
    COAL, GAS, & OIL (1.1%)
          23,800   Diamond Offshore Drilling, Inc...................  $  1,145
                                                                      --------
  FINANCE (9.6%)
    BANKING (1.4%)
       (a)32,600   Friedman, Billings, Ramsey Group, Inc., `A'......       585
           2,733   Wells Fargo Co...................................       927
                                                                      --------
                                                                         1,512
                                                                      --------
    FINANCIAL SERVICES (5.6%)
          15,600   American Express Co..............................     1,392
          22,900   SLM Holding Corp.................................     3,186
          25,550   Travelers, Inc...................................     1,377
                                                                      --------
                                                                         5,955
                                                                      --------
    INSURANCE (2.6%)
          33,100   American Bankers Insurance Group, Inc............     1,521
           4,000   Cincinnati Financial Corp........................       563
          19,300   Nationwide Financial Services, Inc., 'A'.........       697
                                                                      --------
                                                                         2,781
                                                                      --------
  TOTAL FINANCE.....................................................    10,248
                                                                      --------
  SERVICES (12.1%)
    PROFESSIONAL SERVICES (12.1%)
      (a)374,491   Cendant Corp.....................................    12,873
                                                                      --------
  TECHNOLOGY (5.2%)
    COMPUTERS (1.8%)
          18,700   International Business Machines Corp.............     1,955
                                                                      --------
    SOFTWARE SERVICES (2.2%)
       (a)17,900   Microsoft Corp...................................     2,314
                                                                      --------
    TECHNOLOGY (0.7%)
          13,700   Linear Technology Corp...........................       789
                                                                      --------
    TELECOMMUNICATIONS (0.5%)
        (a)9,200   Associated Group, Inc., Class A..................       273
        (a)7,900   Associated Group, Inc., Class B..................       230
                                                                      --------
                                                                           503
                                                                      --------
  TOTAL TECHNOLOGY..................................................     5,561
                                                                      --------
TOTAL COMMON STOCKS (COST $93,897)..................................    99,522
                                                                      --------

          NO. OF
          RIGHTS
----------------

RIGHTS (0.6%)
  FINANCE (0.6%)
    FINANCIAL SERVICES (0.6%)
       (a)17,700   Newcourt Credit Group, Inc. (COST $577)..........       591
                                                                      --------

                                                         -----------------------
                                                                    63
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

            FACE
          AMOUNT                                                         VALUE
           (000)                                                         (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.4%)
    REPURCHASE AGREEMENT (3.4%)
$          3,601   Chase Securities, Inc. 5.95%, dated 12/31/97, due
                     1/2/98, to be repurchased at $3,602,
                     collateralized by $3,640 U.S. Treasury Notes,
                     5.625%, due 2/15/06, valued at $3,679 (COST
                     $3,601)........................................  $  3,601
                                                                      --------
TOTAL INVESTMENTS (97.6%) (COST $98,075)............................   103,714
OTHER ASSETS IN EXCESS OF LIABILITIES (2.4%)........................     2,551
                                                                      --------
NET ASSETS (100%)...................................................  $106,265
                                                                      --------
                                                                      --------

---------------

(a)   --  Non-income producing security

SECURITIES SOLD SHORT (NOTE A-6)

                                                                         VALUE
          SHARES                                                         (000)
----------------                                                      --------
          17,700   Newcourt Credit Group, Inc. Rights (TOTAL
                     PROCEEDS $605).................................  $    591
                                                                      --------
                                                                      --------

--------------
          64
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Apartment                    19.5%
Healthcare                    6.2%
Land                          1.4%
Lodging/Leisure              11.5%
Manufactured Homes            6.6%
Office & Industrial          28.1%
Retail                       18.3%
Self Storage                  3.2%
Short-Term Investments        5.2%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                             SIX MONTHS             ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares             7.28%     13.83%     17.33%     24.48%     28.70%     33.33%
---------------------------------------------------------------------------------------
Class B Shares             8.40%     13.40%     18.40%     23.40%     30.28%     32.27%
---------------------------------------------------------------------------------------
Class C Shares            12.36%     13.36%     22.43%     23.43%     32.28%     32.28%
---------------------------------------------------------------------------------------
NAREIT Equity Index        N/A       13.77%      N/A       20.29%      N/A       31.61%
---------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                              PERCENT OF
ISSUER                                         INDUSTRY       NET ASSETS
----------------------------------------  ------------------  ----------
Taubman Centers, Inc. REIT                      Retail             5.4%
Arden Realty Group, Inc.                       Office &
                                              Industrial           4.7%
Chateau Communities, Inc. REIT            Manufactured Homes       4.6%
Nationwide Health Properties, Inc.            Healthcare           4.6%
Bay Apartment Communities, Inc. REIT          Apartment            4.0%

TOP FIVE SECTORS
                                VALUE   PERCENT OF
SECTOR                          (000)   NET ASSETS
------------------------------  ------  ----------
Office & Industrial             $10,502     28.1%
Apartment                        7,301      19.5%
Retail                           6,839      18.3%
Lodging/Leisure                  4,294      11.5%
Manufactured Homes               2,476       6.6%

The U.S. Real Estate Fund seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs).

For the six-month period ended December 31, 1997, the Fund achieved a total return of 13.83 percent for Class A shares at net asset value, as compared to a total return of 13.77 percent for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index.

INVESTMENT THEMES

The past six months were very exciting for the REIT industry, as REITs continued to become much more widely accepted in the investment community. Reasons for this acceptance include the tremendous growth of the industry, continued strong performance, and positive attention from the business media.

Total equity capitalization of the REIT industry at the end of the reporting period reached $145 billion, a 65 percent increase over 1996. New equity issuance of $23 billion during 1997 was more than the three previous years combined, and double the previous record of 1993, when the market was dominated by IPOs. Although the majority of the issuance was for secondary offerings by existing REITs, there was also a reopening of the window for IPOs, with approximately $3 billion raised in 12 separate transactions.

Noteworthy IPOs included several regional office companies. Potentially of greater interest, however, were the IPOs of Equity Office Properties and AMB Property Corporation, involving essentially the conversion of a pension fund advisory business to a REIT. It also is noteworthy that the office and industrial sectors accounted for almost one-half of the total equity issuance. We expect equity issuance to continue at a high rate, albeit at a slower pace than in 1997. We believe that given current valuations, we will continue to see a modest level of IPOs both from regional operators and from pension fund advisors.

Participants in the REIT industry have speculated on the timing of a merger wave as the public real estate market matures beyond its initial proliferation of IPOs. It now appears as if the anticipated wave of mergers has officially commenced, beginning with the friendly and surprising merger between Equity Office Properties (the nation's largest office REIT) with Beacon Properties (Equity

                                                              ------------------
                                                                    65

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

Office Properties' largest national rival). Generally, the majority of the other merger deals involved companies expanding to become super-regional or national players in their sector, with the multifamily sector producing the most mergers. However, the greatest excitement was generated by the bidding war between Starwood Lodging and Hilton Hotels to purchase ITT Corporation, a battle won by Starwood. The battle over ITT commanded daily articles in THE WALL STREET JOURNAL and other business publications.

This merger activity set off an interesting debate about whether it is more favorable to own the consolidators or the targets. Given our approach of selecting securities that we believe offer the best value relative to their underlying net property assets, it is not surprising that we often own the targets. Although we are not opposed to owning the consolidators, owning such companies in the portfolio would likely be as a result of their underlying relative valuation, as opposed to a stated goal to be a large participant in a sector.

Clearly, with healthy investor interest in REITs combined with REITs trading at significant premiums to asset value, a number of companies are attempting to position themselves as growth companies. While this objective may be achievable at this stage of the real estate recovery cycle, it may be far more difficult to implement this type of approach to real estate investing and strategic direction in other phases of the real estate cycle. We expect that as the current recovery in the U.S. real estate market continues toward equilibrium, we will see a decline in the average premiums to net asset value at which the companies trade.

SECTOR REVIEW

With regard to the property markets, we are seeing evidence of an emerging recovery in the area of new construction of real estate. Despite the disfavor that real estate development faced in virtually every property sector in the early 1990s, we have witnessed the financial community reopening their doors to finance development. Although the real estate market generally remains in a favorable part of its cycle, this new supply causes us to raise the following issues. In our modeling of companies, we have implemented a negative reversionary value calculation (to reflect our anticipation of declines in occupancy caused by oversupply) in calculating the net asset value of companies. This is particularly true in the limited service hotel business, as well as for companies with a concentration of multifamily properties in the Southeast. Additionally, we are monitoring a number of industrial markets for oversupply and potential decline in occupancy. Finally, although we have discussed our rationale for overweighting the office and upscale full-service hotel markets since inception of the Fund, we have begun shifting the portfolio to favor those companies with properties in the most supply-constrained locations, which include urban markets as well as those in California and the Northeast.

The majority of sell-side analysts predicted that 1997 would be a year for stock-picking as opposed to sector allocation. At the beginning of the year, we declared that there was still room for outperformance through sector allocation. The chart below outlines the total return performance of the various sectors in the real estate industry for 1996 and 1997.

                                                                    TOTAL PERFORMANCE
                                                                 ------------------------
SECTOR                                                              1997         1996
---------------------------------------------------------------  -----------  -----------
Apartments.....................................................       16.0%        28.4%
Manufactured Homes.............................................       18.1%        34.9%
Strip Centers..................................................       21.4%        32.8%
Regional Malls.................................................       13.7%        44.6%
Outlet Centers.................................................        0.1%         3.5%
Industrial.....................................................       19.0%        27.0%
Office.........................................................       29.0%        51.8%
Self Storage...................................................        3.4%        42.0%
Triple Net Lease...............................................       17.7%        30.8%
Hotel..........................................................       30.1%        49.2%

--------------
          66

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

From a market perspective, the office and hotel sectors provided the best performance for the third consecutive year. However, we believe that the increasing supply in these markets, combined with the prevailing prices of the securities in these sectors, may cause overall returns in 1998 to be substantially less than in previous years.

The self-storage and factory outlet sectors drastically underperformed the NAREIT Equity Index for two very different reasons. The poor returns in the factory outlet sector were the result of a continued deterioration of the sector's fundamentals. Looking forward, we believe this sector will continue to trail due to continued weakness in occupancies and rents. The self-storage market, by contrast, is in equilibrium from a supply-and-demand perspective; however, share prices had run too far in 1996, leaving no room for continued appreciation last year. In 1998, we expect this sector to be a market performer. As we discussed last year, we were unable to explain the outperformance of the regional mall sector, and despite improving occupancies and reduced bankruptcies, this sector trailed the Index in 1997. The other major sectors in the Index provided returns similar to the market.

With respect to the performance of the Fund from a top-down perspective, we created outperformance through our overweighting of the office and hotel sectors, and through the underweighting of the self-storage and factory outlet sectors. From a bottom-up perspective, we created significant outperformance from our stock-picking in the apartment, manufactured home, industrial, and regional mall sectors.

INVESTMENT STRATEGY

We will continue to pursue a strategy of overweighting those sectors that offer the best underlying real estate fundamentals. We believe that in 1998 our overall sector weightings will probably come closer to approximating market weightings, due to two factors. First, the relative weightings in the NAREIT Equity Index have changed materially and are now more in line with our Fund. For example, we have maintained a hotel weighting between 8 and 15 percent during the last several years. During this reporting period, the Index weighting has shifted from 4 percent to a likely weighting of 13 to 15 percent in light of recent merger activity. Second, the underlying valuations have generally adjusted to reflect the relative attractiveness of each sector. We will continue to provide basic sector weighting guidelines, but it is important to note that we focus in great detail on sub-sectors within those sectors. Following is our outlook for the various sub-sectors in the coming year:

UNDERPERFORM                       MARKET PERFORM                     OUTPERFORM
---------------------------------  ---------------------------------  ---------------------------------
Class A Apartments                 Class B Apartments                 CBD Office
Sunbelt                            Self Storage                       Upscale Hotels
Economy Lodging                    Suburban Office                    Northeast/Pacific Coast
Factory Outlets                    Industrial
Class B Regional Malls             Class A Regional Malls
                                   Midwest
                                   Manufactured Housing
                                   Strip Shopping Centers

Within this framework, we will, as discussed above, continue to select those securities that we feel offer the best value relative to our estimate of their intrinsic asset value.

                                                              ------------------
                                                                    67

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

IMPORTANT FUND UPDATE

On October 23, 1997, the Trustees of the Fund approved its reorganization into the Van Kampen American Capital Real Estate Securities Fund. Upon shareholder approval, the reorganization of the Fund is expected to take place prior to June 30, 1998. More information about the reorganization will be forwarded to you in a proxy statement in the near future.

Your Fund and the Van Kampen American Capital Real Estate Securities Fund have substantially similar investment objectives, policies and practices, and are managed by the same portfolio management team. The Van Kampen American Capital Fund's investment objective is to provide shareholders with long-term growth of capital, with current income as a secondary objective.

Russell Platt                              Theodore R. Bigman
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

--------------

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                 VALUE
   SHARES                                                        (000)
----------------------------------------------------------------------

COMMON STOCKS (93.3%)
  APARTMENT (19.5%)
    3,400   Amli Residential Properties Trust REIT...........  $    76
   30,900   Avalon Properties, Inc. REIT.....................      956
   38,600   Bay Apartment Communities, Inc. REIT.............    1,505
   41,400   Essex Property Trust, Inc. REIT..................    1,449
    5,800   Irvine Apartment Communities, Inc. REIT..........      184
   34,000   Oasis Residential, Inc. REIT.....................      759
   48,032   Security Capital Atlantic, Inc...................    1,015
   25,400   Walden Residential Properties, Inc. REIT.........      648
   45,351   Wellsford Properties, Inc........................      709
                                                               -------
                                                                 7,301
                                                               -------
  HEALTHCARE (6.2%)
   66,800   Nationwide Health Properties, Inc................    1,703
   16,500   Omega Healthcare Investors, Inc..................      637
                                                               -------
                                                                 2,340
                                                               -------
  LAND (0.9%)
(a)45,424   Atlantic Gulf Communities Corp...................      204
 (a)7,600   Catellus Development Corp........................      152
                                                               -------
                                                                   356
                                                               -------
  LODGING/LEISURE (11.5%)
   17,700   American General Hospitality Corp................      473
(a)36,800   CapStar Hotel Co.................................    1,263
(a)33,100   Extended Stay of America, Inc....................      412
(a)76,000   Host Marriott Corp...............................    1,491
   (a)400   ITT Corp.........................................       33
(a)31,700   John Q. Hammons Hotels, Inc......................      285
(a)12,600   Suburban Lodges of America.......................      168
 (a)6,500   Vail Resorts, Inc................................      169
                                                               -------
                                                                 4,294
                                                               -------
  MANUFACTURED HOMES (6.6%)
   54,848   Chateau Communities, Inc. REIT...................    1,728
   27,700   Manufactured Home Communities, Inc. REIT.........      748
                                                               -------
                                                                 2,476
                                                               -------
  OFFICE & INDUSTRIAL (27.6%)
    INDUSTRIAL (3.8%)
   59,000   Pacific Gulf Properties, Inc. REIT...............    1,401
                                                               -------
    OFFICE (19.0%)
   56,600   Arden Realty Group, Inc..........................    1,740
   51,166   Brandywine Realty Trust REIT.....................    1,286
   50,600   Brookfield Properties Corp.......................      844
   20,500   Brookfield Properties Corp. Installment
              Receipts.......................................      244
   39,200   CarrAmerica Realty Corp. REIT....................    1,242
   19,407   Equity Office Properties Trust REIT..............      613
   34,400   Great Lakes REIT, Inc............................      669
   21,016   Trizec Hahn Corp.................................      487
                                                               -------
                                                                 7,125
                                                               -------

                                                                 VALUE
   SHARES                                                        (000)
----------------------------------------------------------------------

    OFFICE & INDUSTRIAL (4.8%)
   41,400   Bedford Property Investors, Inc. REIT............  $   906
   34,400   Prime Group Realty Trust REIT....................      697
    7,600   Reckson Associates Realty Trust REIT.............      193
                                                               -------
                                                                 1,796
                                                               -------
  TOTAL OFFICE & INDUSTRIAL..................................   10,322
                                                               -------
  RETAIL (17.8%)
    REGIONAL MALL (10.4%)
   36,200   CBL & Associates Properties, Inc. REIT...........      894
   23,900   First Union Real Estate Investments REIT.........      388
  156,300   Taubman Center, Inc. REIT........................    2,032
   16,900   Urban Shopping Centers, Inc. REIT................      589
                                                               -------
                                                                 3,903
                                                               -------
    SHOPPING CENTER (7.4%)
   43,500   Burnham Pacific Property Trust REIT..............      666
   48,200   Federal Realty Investment Trust REIT.............    1,241
   17,900   Pan Pacific Retail Properties, Inc. REIT.........      383
    9,500   Pennsylvania REIT................................      233
      200   Ramco-Gershenson Properties Trust REIT...........        4
   16,400   Western Investment Real Estate Trust REIT........      225
                                                               -------
                                                                 2,752
                                                               -------
  TOTAL RETAIL...............................................    6,655
                                                               -------
  SELF STORAGE (3.2%)
    8,800   Public Storage, Inc. REIT........................      258
   32,100   Shurgard Storage Centers, Inc. `A' REIT..........      931
                                                               -------
  TOTAL SELF STORAGE.........................................    1,189
                                                               -------
TOTAL COMMON STOCKS (COST $31,977)...........................   34,933
                                                               -------
PREFERRED STOCKS (0.9%)
    LAND (0.4%)
(a)14,036   Atlantic Gulf Communities Corp...................      155
                                                               -------
    RETAIL (0.5%)
      SHOPPING CENTER (0.5%)
    5,500   First Washington Realty Trust, Inc. `A'..........      184
                                                               -------
TOTAL PREFERRED STOCKS (COST $294)...........................      339
                                                               -------

     FACE
   AMOUNT
    (000)
---------

CONVERTIBLE BONDS (0.5%)
  OFFICE & INDUSTRIAL (0.5%)
$     224   Brookfield Properties Corp. 6.00%, 2/14/07 (COST
              $92)...........................................      180
                                                               -------

   NO. OF
 WARRANTS
---------

WARRANTS (0.1%)
  LAND (0.1%)
 (a)9,609   Atlantic Gulf Communities Corp., Class A,
              expiring 6/23/04...............................       14
 (a)9,609   Atlantic Gulf Communities Corp., Class B,
              expiring 6/23/04...............................       14
 (a)9,609   Atlantic Gulf Communities Corp., Class C,
              expiring 6/23/04...............................       14
                                                               -------
TOTAL WARRANTS (COST $0).....................................       42
                                                               -------

                                                         -----------------------
                                                                    69
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

     FACE
   AMOUNT                                                        VALUE
    (000)                                                        (000)
----------------------------------------------------------------------

SHORT-TERM INVESTMENT (14.7%)
  REPURCHASE AGREEMENT (14.7%)
$   5,507   Chase Securities, Inc. 5.95%, dated 12/31/97, due
              1/2/98 to be repurchased at $5,509,
              collateralized by $4,985, U.S. Treasury Bonds,
              7.875%, due 11/15/04, valued at $5,624
              (COST $5,507)..................................  $ 5,507
                                                               -------
TOTAL INVESTMENTS (109.5%) (COST $37,870)....................   41,001
LIABILITIES IN EXCESS OF OTHER ASSETS (-9.5%)................   (3,559)
                                                               -------
NET ASSET (100%).............................................  $37,442
                                                               -------
                                                               -------

---------------

(a)   --  Non-income producing security
REIT  --  Real Estate Investment Trust

--------------
          70
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                HIGH YIELD FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace & Defense                  4.6%
Broadcast--Radio & Television       13.2%
Energy                               6.1%
Entertainment                        5.2%
Finance                              4.9%
Foreign Government Bonds             4.2%
Gaming & Lodging                     4.4%
Health Care Supplies &
Services                             3.1%
Retail                               5.7%
Telecommunications                  22.3%
Short-Term Investments               3.2%
Other                               23.1%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                             SIX MONTHS             ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares             1.20%      6.24%      8.41%     13.80%     11.41%     14.71%
---------------------------------------------------------------------------------------
Class B Shares             1.76%      5.67%      8.76%     12.76%     11.54%     13.75%
---------------------------------------------------------------------------------------
Class C Shares             4.69%      5.66%     11.76%     12.76%     13.75%     13.75%
---------------------------------------------------------------------------------------
CS First Boston High
Yield Index                N/A        6.40%      N/A       12.65%      N/A       13.33%
---------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                     PERCENT OF
SECURITY                              SECTOR         NET ASSETS
------------------------------  -------------------  ----------
Time Warner, Inc., 'M', 10.25%     Entertainment          5.2%
Teleport Communications 0.00%,
 7/1/07                         Telecommunications        3.3%
Nextel Communications 0.00%,
 8/15/04                        Telecommunications        3.2%
Norcal Waste Systems 'B',
 13.50%, 11/15/05                  Environmental          2.8%
                                     Controls
Advanced Micro Devices 11.00%,
 8/1/03                              Computers            2.8%

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
--------------------  ---------  -------------
Telecommunications    $   4,116        22.3%
Broadcast--Radio &
 Television               2,438        13.2%
Energy                    1,130         6.1%
Retail                    1,036         5.7%
Entertainment               955         5.2%

The investment objective of the High Yield Fund is to seek to maximize total return by investing in a diversified portfolio of high-yield, high-risk income securities that offer a yield above what is generally available on debt securities in the four highest categories of the recognized rating services.

For the six months ended December 31, 1997, the Fund had a total return at net asset value of 6.24 percent for Class A shares, as compared to a total return of
6.40 percent for the CS First Boston High Yield Index.

High-yield bond yield spreads over U.S. Treasuries continue to be at historically narrow levels. These levels have been supported by several factors, including the solid U.S. economy, strong demand among investors for high-yield bonds, and favorable merger and acquisition activity affecting high-yield companies. The telecommunications sector has been especially active in the M & A and IPO fronts.

The third quarter was capped by the proposed acquisition of MCI Communications and Brooks Fiber by WorldCom. These transactions would follow WorldCom's acquisition of MFS Communications completed earlier in the year. These and similar transactions are being consummated through stock swaps, so the combined companies have not increased debt levels. Credit quality of the acquired companies has improved as a result of the mergers, favorably impacting prices on their high-yield bonds. We believe the accelerating demand for telecommunications services will continue to favorably impact companies that have sound business strategies and attractive fiber-optic networks. We have been significantly weighted in the sector and increased our commitment in the second half of the year. In particular, we feel there will be investment opportunities in European telecommunications companies that we believe will benefit from the deregulation underway in the long-distance business in the region.

We have continued to reduce our exposure to the cable television sector. Following the news in the second quarter that Microsoft planned to make an investment in Comcast, Tele-Communications Inc., the leader in the industry, has also begun to improve credit quality by spinning off non-cable

                                                              ------------------
                                                                    71

                                 MORGAN STANLEY
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

assets and entering into joint ventures to realize efficiencies in its cable system. Cable company stock prices soared last year, indirectly helping bond prices and more directly boosting returns on a TCI convertible-bond investment we made earlier in the year.

After reducing our exposure to dollar-denominated non-U.S. issues in the second and third quarters, we reversed course as problems in the Asian economies caused international bonds to underperform regardless of credit profile or country of origin. While we do have limited direct exposure to corporate bonds in Asia, the majority of our investments have been in Latin America and Europe. In our opinion, the fundamentals in those regions remain strong, and we view the higher yields as an opportunity. We maintained a 20 percent limit on dollar-denominated issuers in below-investment grade countries. Recent investments have increased our commitment closer to that level.

The continuing strength of the U.S. economy and the attractive growth prospects of selected companies in the domestic high-yield market lead us to be relatively optimistic about prospects for 1998 returns. Due to the age of the economic cycle and the still historically narrow average yield spreads, however, we continue to emphasize somewhat higher-than-average credit quality in the portfolio. Additionally, we intend to maintain interest-rate sensitivity at no longer than that of the Fund's benchmark.

Robert Angevine              Thomas L. Bennett            Stephen F. Esser
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

--------------

                                 MORGAN STANLEY
                                HIGH YIELD FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

      FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------

CORPORATE BONDS AND NOTES (75.4%)
  AEROSPACE & DEFENSE (3.6%)
$   (e)200   Jet Equipment Trust, Series 1994-C1, 11.79%,
               6/15/13........................................  $   269
    (e)300   Jet Equipment Trust, Series 1995-D, 11.44%,
               11/1/14........................................      401
                                                                -------
                                                                    670
                                                                -------
  BANKING (0.3%)
        65   Korea Development Bank 7.375%, 9/17/04...........       52
                                                                -------
  BROADCAST -- RADIO & TELEVISION (13.2%)
       410   Cablevision Systems Corp. 9.875%, 5/15/06........      451
       155   Comcast Corp. 1.125%, 4/15/07....................      102
  (e,n)165   Fox/Liberty Networks L.L.C. 0.00%, 8/15/07.......      106
    (e)115   Fox/Liberty Networks L.L.C. 8.875%, 8/15/07......      115
       130   Lenfest Communications 8.375%, 11/1/05...........      134
       210   Multicanal S.A. 10.50%, 2/1/07...................      208
       350   Paramount Communications 8.25%, 8/1/22...........      353
    (e)240   RBS Participacoes S.A. 11.00%, 4/1/07............      222
        60   Rogers Communications, Inc. 9.125%, 1/15/06......       61
       350   Rogers Communications, Inc. 8.875%, 7/15/07......      350
       325   TV Azteca S.A. de CV, 'B', 10.50%, 2/15/07.......      336
                                                                -------
                                                                  2,438
                                                                -------
  CHEMICALS (1.3%)
  (e,h)225   Huntsman Corp. 9.09%, 7/1/07.....................      235
                                                                -------
  COMPUTERS (2.8%)
       480   Advanced Micro Devices 11.00%, 8/1/03............      516
                                                                -------
  ELECTRICAL EQUIPMENT (1.3%)
    (e)325   Hyundai Semiconductor 8.625%, 5/15/07............      239
                                                                -------
  ENERGY (6.1%)
       340   Nuevo Energy Co. 9.50%, 4/15/06..................      363
       325   Quezon Power Ltd. 8.86%, 6/15/17.................      278
       380   Snyder Oil Corp. 8.75%, 6/15/07..................      386
  (e,n)130   Transamerican Energy 0.00%, 6/15/02..............      103
                                                                -------
                                                                  1,130
                                                                -------
  ENVIRONMENTAL CONTROLS (2.8%)
    (n)450   Norcal Waste Systems, 'B', 13.50%, 11/15/05......      523
                                                                -------
  FINANCE (1.6%)
        75   Navistar Financial Corp., 'B', 9.00%, 6/1/02.....       77
       225   Western Financial Bank 8.875%, 8/1/07............      223
                                                                -------
                                                                    300
                                                                -------
  FOOD (2.0%)
       105   Ameriserve Food Co. 10.125%, 7/15/07.............      109
    (e)240   Fleming Cos., Inc. 10.50%, 12/1/04...............      251
                                                                -------
                                                                    360
                                                                -------
  FOOD SERVICE & LODGING (3.1%)
       150   HMC Acquisition Properties, 'B', 9.00%,
               12/15/07.......................................      157
        50   HMH Properties Inc., 'B', 8.875%, 1/15/07........       53
       335   Host Marriott Travel Plaza, 'B', 9.50%,
               5/15/05........................................      355
                                                                -------
                                                                    565
                                                                -------

      FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------

  FOREST PRODUCTS & PAPER (2.8%)
$      215   Asia Pulp & Paper Co., Ltd. 12.00%, 12/29/49.....  $   181
       305   SD Warren Co., 'B', 12.00%, 12/15/04.............      341
                                                                -------
                                                                    522
                                                                -------
  GAMING & LODGING (4.4%)
       445   Grand Casinos, Inc. 10.125%, 12/1/03.............      480
       320   Station Casinos, Inc. 10.125%, 3/15/06...........      337
                                                                -------
                                                                    817
                                                                -------
  HEALTH CARE SUPPLIES & SERVICES (3.1%)
    (e)200   Integrated Health Services 9.50%, 9/15/07........      206
       220   Tenet Healthcare Corp. 8.625%, 1/15/07...........      227
       145   Vencor, Inc. 8.625%, 7/15/07.....................      145
                                                                -------
                                                                    578
                                                                -------
  OUTDOOR ADVERTISING (2.0%)
       355   Outdoor Systems, Inc., 8.875%, 6/15/07...........      370
                                                                -------
  RETAIL -- GENERAL (1.8%)
        95   Kmart Corp. 7.75%, 10/1/12.......................       92
       225   Kmart Funding Corp. 8.80%, 7/1/10................      233
                                                                -------
                                                                    325
                                                                -------
  SOAP & TOILETRIES (0.4%)
       100   Revlon Worldwide, 'B', Zero Coupon, 3/15/01......       69
                                                                -------
  TELECOMMUNICATIONS (22.0%)
       260   Comcast Cellular Holdings 'B', 9.50%, 5/1/07.....      271
    (n)190   Dial Call Communications, 0.00%, 12/15/05........      174
       210   Globalstar LP/Capital 11.375%, 2/15/04...........      214
    (e)150   Globo Communicoes 10.50%, 12/20/06...............      144
     (e)50   Hermes Euro Railtel B.V. 11.50%, 8/15/07.........       55
    (e)200   Hylsa S.A. de C.V. 9.25%, 9/15/07................      196
       320   IXC Communications, Inc., 'B', 12.50%, 10/1/05...      368
    (n)665   Nextel Communications 0.00%, 8/15/04.............      590
    (n)400   Occidente Y Caribe 0.00%, 3/15/04................      300
       215   Philippine Long Distance Telephone 7.85%,
               3/6/07.........................................      186
  (e,n)250   PTC International Finance B.V. 0.00%, 7/1/07.....      161
       100   Qwest Communcations International, 'B', 10.88%,
               4/1/07.........................................      113
       150   Rogers Cantel, Inc. 8.30%, 10/1/07...............      149
  (e,n)645   TCI Satellite Entertainment 0.00%, 2/15/07.......      430
    (n)745   Teleport Communications 0.00%, 7/1/07............      609
       180   Total Access Communications 2.00%, 5/31/06.......       84
                                                                -------
                                                                  4,044
                                                                -------
  UTILITIES (0.8%)
       125   Midland Funding II, 'A', 11.75%, 7/23/05.........      147
                                                                -------
TOTAL CORPORATE BONDS AND NOTES (COST $13,618)................   13,900
                                                                -------
ASSET BACKED SECURITIES (9.6%)
  AEROSPACE & DEFENSE (1.0%)
       175   Aircraft Lease Portfolio Securitization Ltd.,
               Series 1996-1, Class D 12.75%, 6/15/06.........      188
                                                                -------
  FINANCE (3.3%)
    (e)246   Commercial Financial Services, Inc., Series
               1997-5, Class A1, 7.715% 6/15/05...............      248
  (e,h)316   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
               Class S, 1.64%, 11/12/21.......................       27

                                                         -----------------------
                                                                    73
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                HIGH YIELD FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

      FACE
    AMOUNT                                                        VALUE
     (000)                                                        (000)
-----------------------------------------------------------------------
  FINANCE (CONT.)
$   (e)122   First Home Mortgage Acceptance Corp.,
               Series 1996-B, Class C, 7.929%, 11/1/18........  $   110
    (e)223   Long Beach Auto Trust 1997-1, Class B, 14.22%,
               10/26/03.......................................      223
                                                                -------
                                                                    608
                                                                -------
  RETAIL (3.9%)
       150   DR Securitized Lease Trust, Series 1993-K1, Class
               A2, 7.43%, 8/15/18.............................      134
       488   DR Securitized Lease Trust, Series 1994-K1, Class
               A1, 7.60%, 8/15/07.............................      479
       100   DR Securitized Lease Trust, Series 1994-K1, Class
               A2, 8.375%, 8/15/15............................       98
                                                                -------
                                                                    711
                                                                -------
  SUPERMARKET (1.4%)
    (e)245   CA FM Lease Trust 8.50%, 7/15/17.................      258
                                                                -------
TOTAL ASSET BACKED SECURITIES (COST $1,665)...................    1,765
                                                                -------
FOREIGN GOVERNMENT BONDS (4.2%)
  BONDS (4.2%)
       425   Republic of Argentina 5.50%, 3/31/23.............      312
     (n)90   Republic of Argentina BOCON, Series 2, PIK,
               5.375%, 9/1/02.................................      105
       150   Republic of Colombia 8.70%, 2/15/16..............      146
       250   United Mexican States Discount Bond, 'B', 6.25%,
               12/31/19.......................................      209
                                                                -------
TOTAL FOREIGN GOVERNMENT BONDS (COST $690)....................      772
                                                                -------

    SHARES
----------

COMMON STOCKS (0.2%)
  TELECOMMUNICATIONS (0.2%)
  (a)1,494   Nextel Communications Inc., 'A' (COST $24).......       39
                                                                -------
PREFERRED STOCKS (6.5%)
  BROADCASTING (1.3%)
     2,150   Sinclair Capital 11.625%.........................      237
                                                                -------
  ENTERTAINMENT (5.2%)
       848   Time Warner, Inc., 'M', 10.25%...................      955
                                                                -------

                                                                  VALUE
    SHARES                                                        (000)
-----------------------------------------------------------------------

  TELECOMMUNICATIONS (0.0%)
    (a,e)4   IXC Communications, Inc., 12.50% PIK.............  $     5
                                                                -------
TOTAL PREFERRED STOCKS (COST $1,073)..........................    1,197
                                                                -------

    NO. OF
  WARRANTS
----------

WARRANTS (0.1%)
  TELECOMMUNICATIONS (0.1%)
  (a,e)260   Globalstar Telecom, expiring 2/15/04.............       28
(a,e)1,600   Occidente Y Caribe, expiring 3/15/04.............       --
                                                                -------
TOTAL WARRANTS (COST $0)......................................       28
                                                                -------

      FACE
    AMOUNT
     (000)
----------

SHORT-TERM INVESTMENT (3.2%)
  REPURCHASE AGREEMENT (3.2%)
$      598   Chase Securities Inc. 5.95%, dated 12/31/97, due
               1/2/98, to be repurchased at $598
               collateralized by $545 U.S. Treasury Bonds,
               7.875%, due 11/15/04, valued at $615 (COST
               $598)..........................................      598
                                                                -------
TOTAL INVESTMENTS (99.2%) (COST $17,668)......................   18,299
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)..................      140
                                                                -------
NET ASSETS (100%).............................................  $18,439
                                                                -------
                                                                -------

---------------

(a)   --  Non-income producing security
(e)   --  144A Security -- certain conditions for public sale may exist.
(h) -- Variable/floating rate security -- rate disclosed is as of December 31, 1997.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1997. Maturity date disclosed is the ultimate maturity date.
PIK   --  Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

--------------
          74
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Finland                       3.1%
France                        8.1%
Germany                       8.7%
Italy                         3.6%
Japan                        16.6%
Netherlands                   5.5%
Spain                         3.6%
Sweden                        4.0%
Switzerland                   6.5%
United Kingdom               15.7%
Short-Term Investments       15.7%
Other                         8.9%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                             SIX MONTHS             ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares            -12.85%    -7.52%     -0.05%      6.05%      1.50%      5.57%
---------------------------------------------------------------------------------------
Class B Shares            -12.43%    -7.87%      0.20%      5.20%      2.15%      4.77%
---------------------------------------------------------------------------------------
Class C Shares            -8.79%     -7.88%      4.20%      5.20%      4.74%      4.74%
---------------------------------------------------------------------------------------
MSCI EAFE Index            N/A       -8.48%      N/A        1.78%      N/A        2.16%
---------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
The Morgan Stanley International (MSCI) EAFE Index is an unmanaged index of common stocks and includes Europe, Australia and the Far East and assumes dividends are reinvested net of withholding taxes.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                PERCENT OF
ISSUER                            COUNTRY       NET ASSETS
-----------------------------  -------------  --------------
Telecom Italia S.p.A.              Italy              1.7%
Nestle S.A. (Registered)        Switzerland           1.5%
Akzo Nobel N.V.                 Netherlands           1.3%
Nordbanken AB                     Sweden              1.2%
Reckitt & Coleman plc             United              1.2%
                                  Kingdom

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
--------------------  ---------  -------------
Capital Equipment     $  15,410        19.3%
Consumer Goods           15,146        19.0%
Materials                10,632        13.3%
Finance                   9,865        12.3%
Services                  8,455        10.6%

The International Magnum Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the subadviser. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index, which includes Australia, Japan, New Zealand, most Western European nations, and certain developed countries.

For the six months ended December 31, 1997, the Fund generated a total return of -7.52 percent for the Class A shares at net asset value, as compared to a total return of -8.48 percent for the Morgan Stanley Capital International (MSCI) EAFE Index.

The second half of 1997 saw most international markets registering losses in U.S. dollar terms as the turmoil in Asia continued to rattle investors around the globe. While the contagion had its greatest impact on the nations in the Pacific Rim, investors in more distant markets such as the United States and Europe began to consider the effects of cheap Asian exports, slower global growth, and lower Asian demand on corporate earnings.

The Asian currency crisis began with the devaluation of the Thai baht on July 2, and quickly spread throughout the region. Countries that succumbed to the Asian crisis, including Thailand, Malaysia, the Philippines, Indonesia, and South Korea, share common traits. Companies in those countries have largely financed themselves with readily available bank credit, and the borrowed funds were put to work in unproductive ways that earned a less-than-economic return on investment. Much of this debt was borrowed in U.S. dollars to take advantage of lower U.S. interest rates, and as these currencies have devalued, corporate debt obligations have ballooned, pushing many firms toward bankruptcy.

Because loans were often granted based on relationships and cronyism rather than sound credit analysis, banks within these countries also have suffered, leading to a banking crisis as well. Although the International Monetary Fund (IMF) has stepped in to bolster the financial system and stabilize currencies in the region, a lack of political will to implement the IMF's austere policies in several countries has left the region vulnerable and sent investors fleeing--at least until there are signs of real progress.

Virtually no country in the region escaped the debacle. Although the Hong Kong dollar's peg to the U.S. dollar has stubbornly held despite speculators' attacks, it has come at a high cost to the Hong Kong economy. In order to defend its currency, the Hong Kong Monetary Authority was forced to

                                                              ------------------
                                                                    75

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

raise interest rates to painfully high levels in October, thereby putting pressure on interest-sensitive stocks such as real estate and banking, sectors that comprise the bulk of the Hong Kong market. As a result, Hong Kong stocks fell nearly 29 percent during the fourth quarter. Even markets with relatively healthy fundamentals were not spared; for the fourth quarter, the supposed "safe haven" Singapore market fell 20.6 percent in U.S. dollar terms (10.0 percent in local currency) while Australia declined 12.9 percent (3.2 percent in local currency).

The Japanese market also experienced a difficult fourth quarter as the MSCI Japan Index fell 19.8 percent in U.S. dollar terms and 13.6 percent in local currency terms. December was the Japanese market's sixth consecutive month in the red. Business, consumer, and investor confidence has plummeted, contributing to the market's downward spiral. Sentiment also worsened as a string of high-profile bankruptcies in the financial sector, including Sanyo Securities, Hokkaido-Takushoku Bank and Yamaichi Securities (one of Japan's "big four" brokerage houses) caught the market and the Japanese government by surprise. The bankruptcies were caused in part by a credit crunch ahead of stricter capital requirements for Japanese banks beginning in 1999 (delayed from 1998). Small and mid-size companies are being especially hard hit by the banks' reticence to lend. The market also was disappointed by the Japanese government's inaction; the government thus far has failed to announce a meaningful plan to shore up the financial sector or pass a fiscal stimulus package able to jump-start the economy. And if domestic problems were not enough, the uncertainty in Asia and particularly in Korea--one of Japan's major competitors--helped drive Japan's equity markets to lows set in 1995.

Relatively speaking, the brightest spot during the reporting period was Europe. The Swiss market benefited from the $25 billion merger of UBS and Swiss Bank Corp., and from its heavy weighting in defensive pharmaceutical stocks. Financial stocks throughout Europe performed well during the past several months as interest rates have fallen and restructuring has just begun within the industry. In addition, a "flight to quality" prompted by the Asian crisis saw investors moving towards the more liquid markets and currencies of Germany, Switzerland, and France. Exporters and other companies with exposure to Asia also suffered during the fourth quarter with capital goods, electronics, autos, metals, and paper all noticeably weak. Among the weakest European markets was Finland, which suffered as Nokia, the cellular telephone manufacturer that comprises one-third of the Finnish index, fell more than 10 percent in December alone. On the positive side, restructuring and merger activity continues at a robust pace in Europe, with six mergers/acquisitions worth approximately $87 billion announced on a single day in October. Industry consolidation should continue as European Monetary Union forces companies to reevaluate their competitive positions and seek partners across borders.

Against this backdrop, the International Magnum Fund outperformed the benchmark MSCI EAFE Index. Midway through the reporting period, we further reduced our exposure to both Asia and Japan, preferring to increase cash levels given our bearish outlook. Our regional allocation, in which we were underweight in Japan and Asia and neutral in Europe, contributed to outperformance, while stock selection, particularly in Europe, provided an offset. Specifically, our underweight in European financials and our exposure to smaller-capitalization stocks in Germany and Switzerland were negatives for the portfolio.

Small-caps suffered as investors sought safety in the liquidity of large-cap names. Poor performance from export-oriented companies such as SGS Thompson Microelectronics, Volkswagen, and Philips Electronics, undermined returns. An increase in interest rates in Hong Kong also hurt the performance of our holdings in that market's property stocks. On the positive side, stock selection in the U.K. and in Australia was strong, with British consumer-products stocks Tate & Lyle and Unilever contributing to good performance.

Looking ahead, we expect the beginning of 1998 to be volatile, particularly as the Asian crisis plays itself out. The financial sectors in Asia and Japan are in fragile condition, and the world will be watching carefully to see how these difficulties are resolved. The wild card in Asia is whether China and Hong Kong will allow their currencies to devalue in light of the competitive devaluations

--------------
          76

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

sweeping the region. We do not believe such a devaluation is likely in the near term; nonetheless, the mere possibility makes us cautious about the outlook for the Hong Kong market and the region overall, because another round of devaluations would likely ensue. Currently, we are underweight in Asia relative to the MSCI EAFE Index, with the majority of our Asian holdings in Australia.

In Japan, we believe the government will come under increasing pressure to implement policies to stimulate the domestic economy and reform the banking sector. Thus far, however, the government's anti-deficit stance has precluded any government spending package or meaningful tax cut, and no approach has been announced to deal with the weakest banks or the huge amount of bad debt on bank balance sheets. Therefore, despite valuations that have become increasingly attractive, we will remain wary and underweight the Japanese market until we begin to see signs of a change. Because of our bearish outlook for Japan and Hong Kong, we have been holding a higher-than-average amount of cash, a policy that we view as a temporary and defensive measure.

Of the developed international regions, we believe Europe offers the most investment potential for the coming year. As a result, Europe currently represents our largest weighting, with about two-thirds of the portfolio invested there. Restructuring, consolidation, and deregulation should continue as EMU approaches, with companies jockeying for better strategic position in the new pan-European world. Additionally, with the introduction of the new euro currency scheduled for 1999, interest rates will continue to converge with rates falling in the peripheral nations and rising in the core countries. Although we expect growth to slow as exports of European luxury and capital goods moderate due to lower Asian demand, the overall environment is benign for European equities. In particular, we are finding new investment opportunities in U.K. companies offering the attractive combination of strong business franchises with low capital requirements and managements focused on shareholder value.

Overall, we will continue to monitor conditions around the world, seeking the best investment opportunities available. We strive to remain agile regarding stock selection and will put cash to work as soon as we find suitable opportunities to do so.

Francine J. Bovich
PORTFOLIO MANAGER

                                                              ------------------

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                    VALUE
      SHARES                                                        (000)
-------------------------------------------------------------------------

COMMON STOCKS (83.8%)
  AUSTRALIA (1.5%)
      21,000   Australia & New Zealand Banking Group Ltd........  $   139
      18,600   Commonwealth Bank of Australia...................      213
      11,000   Lend Lease Corp., Ltd............................      215
      15,500   National Australia Bank Ltd......................      216
      35,640   News Corp., Ltd..................................      197
  (a)112,500   Telstra Corp., Ltd...............................      237
                                                                  -------
                                                                    1,217
                                                                  -------
  AUSTRIA (0.5%)
       6,600   Boehler-Udderholm AG.............................      387
                                                                  -------
  BELGIUM (0.7%)
      10,830   G.I.B. Holdings Ltd..............................      526
                                                                  -------
  DENMARK (1.3%)
       7,700   BG Bank A/S......................................      518
       7,140   Unidanmark A/S 'A' (Registered)..................      524
                                                                  -------
                                                                    1,042
                                                                  -------
  FINLAND (3.1%)
    (a)7,150   Amer-Yhtymae Oyj.................................      137
       9,900   Huhtamaki Oyj 'I'................................      409
       3,460   Kone Oyj 'B'.....................................      419
      80,000   Merita Ltd. 'A'..................................      437
       9,500   Metra Oyj 'B'....................................      223
      66,100   Rautaruukki Oyj..................................      534
      25,750   Valmet Oyj.......................................      355
                                                                  -------
                                                                    2,514
                                                                  -------
  FRANCE (8.1%)
       2,000   Alcatel Alsthom..................................      254
       1,240   Bongrain S.A.....................................      523
       5,442   Cie de Saint-Gobain..............................      773
       7,070   Elf Aquitaine S.A................................      822
    (a)9,200   France Telecom S.A...............................      334
       3,900   Groupe Danone RFD................................      697
       9,100   Lafarge S.A......................................      597
      14,488   Legris Industries S.A............................      503
       3,500   Scor.............................................      167
    (a)6,400   SGS-Thomson Microelectronics N.V.................      396
       8,000   Total S.A. 'B'...................................      871
      37,150   Usinor Sacilor...................................      537
                                                                  -------
                                                                    6,474
                                                                  -------
  GERMANY (8.7%)
      16,800   BASF AG..........................................      600
      13,600   Bayer AG.........................................      505
       1,440   Buderus AG.......................................      646
       1,420   Dyckerhoff AG....................................      364
      21,610   Gerresheimer Glas AG.............................      303
       2,700   Hornbach Holding AG..............................      186
      22,600   Lufthansa AG.....................................      425
       8,920   Metro AG.........................................      316
      (a)940   Philipp Holzmann AG..............................      242
       2,737   Plettac AG.......................................      377
       1,200   Suedzucker AG....................................      590
      11,500   Veba AG..........................................      783

                                                                    VALUE
      SHARES                                                        (000)
-------------------------------------------------------------------------

       1,660   Viag AG..........................................  $   909
       1,270   Volkswagen AG....................................      709
                                                                  -------
                                                                    6,955
                                                                  -------
  HONG KONG (1.3%)
      31,000   Cheung Kong Holdings Ltd.........................      203
      24,000   China Light & Power Co., Ltd.....................      133
      24,000   Dao Heng Bank Group Ltd..........................       60
      43,200   Hong Kong Telecommunications Ltd.................       89
       6,800   HSBC Holdings plc................................      168
      23,000   Hutchison Whampoa Ltd............................      144
      38,000   Ng Fung Hong Ltd.................................       40
      17,000   Shanghai Industrial Holdings Ltd.................       63
       9,000   Sun Hung Kai Properties Ltd......................       63
       8,000   Swire Pacific Ltd. 'A'...........................       44
                                                                  -------
                                                                    1,007
                                                                  -------
  IRELAND (0.8%)
      41,000   Bank of Ireland..................................      630
                                                                  -------
  ITALY (3.6%)
      22,800   Editoriale L' Expresso S.p.A.....................      110
     108,900   Magneti Marelli S.p.A............................      186
      36,200   Marzotto (Gaetano) & Figli S.p.A.................      452
      52,400   Mediaset S.p.A...................................      258
     191,900   Sogefi S.p.A.....................................      488
  (a)307,824   Telecom Italia S.p.A.............................    1,357
                                                                  -------
                                                                    2,851
                                                                  -------
  JAPAN (16.6%)
      43,000   Amada Co., Ltd...................................      160
      31,000   Asahi Tec Corp...................................       49
      19,000   Canon, Inc.......................................      443
      14,000   Dai Nippon Printing Co. Ltd......................      263
      85,000   Daicel Chemical Industries Ltd...................      111
      38,000   Daifuku Co., Ltd.................................      185
      45,000   Daikin Industries Ltd............................      170
       4,190   Family Mart......................................      150
      16,000   Fuji Machine Manufacturing Co....................      386
      10,000   Fuji Photo Film Ltd..............................      383
      28,000   Fujitec Co., Ltd.................................      155
      44,000   Fujitsu Ltd......................................      472
      68,000   Furukawa Electric................................      291
      12,000   Hitachi Credit Corp..............................      198
      65,000   Hitachi Ltd......................................      463
      13,000   Inabata & Co.....................................       41
      50,000   Kaneka Corp......................................      226
      15,000   Kurita Water Industries..........................      153
       5,700   Kyocera Ltd......................................      259
      18,000   Kyudenko Co., Ltd................................       91
      11,000   Lintec Corp......................................      170
      27,000   Matsushita Electric Industrial Co., Ltd..........      395
      80,000   Mitsubishi Chemical Corp.........................      115
      21,000   Mitsubishi Estate Co., Ltd.......................      229
      68,000   Mitsubishi Heavy Industries Ltd..................      284
      22,000   Mitsumi Electric Co., Ltd........................      314
       5,000   Murata Manufacturing Co., Inc....................      126
      44,000   NEC Corp.........................................      469
      23,000   Nifco, Inc.......................................      150
       5,000   Nintendo Corp., Ltd..............................      491

--------------
          78
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                    VALUE
      SHARES                                                        (000)
-------------------------------------------------------------------------

  JAPAN (CONT.)

       1,000   Nippon Pillar Packing............................  $     5
          56   Nippon Telegraph & Telephone Corp................      481
      66,000   Nissan Motor Co..................................      273
      17,000   Nissha Printing Co., Ltd.........................      102
      34,000   Ricoh Co., Ltd...................................      422
      12,000   Rinnai Corp......................................      181
       9,000   Sangetsu Co., Ltd................................       92
      15,000   Sankyo Co., Ltd..................................      339
      27,000   Sanwa Shutter....................................      136
      24,000   Sekisui Chemical Co..............................      122
      22,000   Sekisui House Ltd................................      141
       9,000   Shimamura Co., Ltd...............................      157
      38,000   Shin-Etsu Polymer Co., Ltd.......................      125
       6,900   Sony Corp........................................      613
      12,000   Sumitomo Marine & Fire Insurance Co..............       63
      28,000   Suzuki Motor Co., Ltd............................      253
       6,000   TDK Corp.........................................      452
       7,000   Tokyo Electron Ltd...............................      224
     113,000   Toshiba Corp.....................................      470
      16,000   Toyota Motor Corp................................      459
      60,000   Tsubakimoto Chain Co.............................      216
      14,000   Yamaha Corp......................................      159
      18,000   Yamanuchi Pharmaceutical Co......................      386
                                                                  -------
                                                                   13,263
                                                                  -------
  MALAYSIA (0.2%)
      59,000   Tenaga Nasional Bhd..............................      126
                                                                  -------
  NETHERLANDS (5.5%)
      17,100   ABN Amro Holding N.V.............................      333
       6,000   Akzo Nobel N.V...................................    1,035
    (a)3,350   Benckiser N.V. 'B'...............................      139
      19,480   ING Groep N.V....................................      820
       8,500   KLM Royal Dutch Airlines N.V.....................      314
       2,400   Koninklijke Bijenkorf Beheer.....................      150
      28,500   Koninklijke KNP BT N.V...........................      656
       9,500   Koninklijke Van Ommeren N.V......................      319
      10,400   Phillips Electronics N.V.........................      624
                                                                  -------
                                                                    4,390
                                                                  -------
  NEW ZEALAND (0.1%)
   (a)56,000   AMP NZ Office Trust..............................       33
       1,840   Fletcher Challenge Forest........................        2
                                                                  -------
                                                                       35
                                                                  -------
  NORWAY (1.1%)
      48,800   Saga Petroleum ASA 'B'...........................      740
       4,850   Sparebanken......................................      173
                                                                  -------
                                                                      913
                                                                  -------
  SINGAPORE (0.9%)
    (a)6,200   Creative Technology Ltd..........................      126
      (a)850   Creative Technology Ltd..........................       19
       5,000   Development Bank of Singapore Ltd. (Foreign).....       43
       5,000   Electronic Resources Ltd.........................        5
   (a)42,000   NatSteel Ltd.....................................       54
      29,600   Oversea-Chinese Banking Corp., Ltd. (Foreign)....      172
      10,000   Parkway Holdings Ltd.............................       23
       5,000   Singapore Press Holdings (Foreign)...............       63
                                                                    VALUE
      SHARES                                                        (000)
-------------------------------------------------------------------------

      58,000   SM Summit Holdings Ltd...........................  $    12
      28,000   United Overseas Bank Ltd. (Foreign)..............      156
      16,000   Venture Manufacturing Ltd........................       45
      21,000   WBL Corp., Ltd...................................       19
                                                                  -------
                                                                      737
                                                                  -------
  SPAIN (3.6%)
      23,900   Banco Bilbao Vizcaya S.A.........................      773
      58,700   Iberdrola S.A....................................      773
      19,750   Telefonica de Espana S.A.........................      564
      70,200   Uralita S.A......................................      802
                                                                  -------
                                                                    2,912
                                                                  -------
  SWEDEN (4.0%)
      20,450   Esselte AB 'B'...................................      415
  (a)175,600   Nordbanken AB....................................      993
      13,300   Pharmacia & Upjohn, Inc. Depository Shares.......      489
       8,100   S.K.F. AB 'B'....................................      173
      11,100   Sparbanken Sverige AB 'A'........................      252
      22,600   Spectra-Physics AB 'A'...........................      428
      14,000   Svenska Handelsbanken 'A'........................      484
                                                                  -------
                                                                    3,234
                                                                  -------
  SWITZERLAND (6.5%)
      (a)240   Ascom Holding AG (Bearer)........................      309
         290   Bobst AG (Bearer)................................      427
       1,910   Forbo Holding AG (Registered)....................      781
         960   Holderbank Financiere Glaris AG 'B' (Bearer).....      783
       2,080   Merkur Holding AG (Registered)...................      439
         790   Nestle S.A. (Registered).........................    1,184
          93   Novartis AG (Registered).........................      151
          80   Schindler Holding AG (Participating
                 Certificates)..................................       83
         334   Schindler Holding AG (Registered)................      359
         317   Schweizerische Industrie-Gesellschaft Holding AG
                 (Registered)...................................      433
         366   Sulzer AG (Registered)...........................      232
                                                                  -------
                                                                    5,181
                                                                  -------
  UNITED KINGDOM (15.7%)
   (a)73,522   Aggreko plc......................................      189
       3,700   Associated British Foods plc.....................       32
      31,230   B.A.T. Industries plc............................      284
      65,511   BG plc...........................................      296
      37,862   Bank of Scotland.................................      349
      18,800   Bass plc.........................................      292
      49,200   Booker plc.......................................      259
         200   Bowthorpe plc....................................        1
      82,300   British Telecommunications plc...................      647
   (a)55,800   Bunzl plc........................................      217
      47,150   Burmah Castrol plc...............................      821
      31,300   Charter plc......................................      385
      79,022   Christian Salvesen plc...........................      127
      21,175   Commercial Union plc.............................      295
      14,200   Danka Business Systems plc.......................       55
      49,100   Diageo plc.......................................      452
      13,200   Glynwed International plc........................       56
      49,900   Great Universal Stores plc.......................      629
     121,100   Imperial Tobacco Group plc.......................      762
      38,898   John Mowlem & Co. plc............................       57
      76,200   Kwik Save Group plc..............................      367

                                                         -----------------------
                                                                    79
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                    VALUE
      SHARES                                                        (000)
-------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

     135,000   Medeva plc.......................................  $   359
      45,700   Peninsular and Oriental Steam Navigation Co......      520
      45,200   Premier Farnell plc..............................      325
     208,600   Premier Oil plc..................................      182
      72,800   Racal Electronic plc.............................      319
      63,268   Reckitt & Colman plc.............................      993
      86,682   Royal & Sun Alliance Insurance Group plc.........      873
     119,900   Scapa Group plc..................................      459
      50,350   Tate & Lyle plc..................................      415
      57,600   Unilever plc.....................................      493
      47,900   Westminster Health Care Holdings plc.............      287
     166,800   WPP Group plc....................................      743
                                                                  -------
                                                                   12,540
                                                                  -------
TOTAL COMMON STOCKS (COST $69,415)..............................   66,934
                                                                  -------

        FACE
      AMOUNT
       (000)
------------

CONVERTIBLE DEBENTURE (0.0%)
  NEW ZEALAND (0.0%)
$      (a)56   AMP Office Trust 7.50%, 6/30/03 (COST $33).......       33
                                                                  -------
TOTAL FOREIGN SECURITIES (83.8%) (COST $69,448).................   66,967
                                                                  -------
SHORT-TERM INVESTMENT (15.7%)
  REPURCHASE AGREEMENT (15.7%)
      12,568   Chase Securities, Inc., 5.95%, dated 12/31/97,
                 due 1/2/98, to be repurchased at $12,572,
                 collateralized by $11,370 U.S. Treasury Notes,
                 7.875%, due 11/15/04, valued at $12,826 (COST
                 $12,568).......................................   12,568
                                                                  -------
TOTAL INVESTMENT IN SECURITIES (99.5%) (COST $82,016)...........   79,535
                                                                  -------
FOREIGN CURRENCY (0.9%)
   GPB   102   British Pound....................................      168
    DEM  727   German Mark......................................      404
   FIM   345   Finnish Marka....................................       63
  ITL 18,517   Italian Lira.....................................       11
  JPY  6,019   Japanese Yen.....................................       46
   CHF     5   Swiss Franc......................................        3
                                                                  -------
TOTAL FOREIGN CURRENCY (COST $705)..............................      695
                                                                  -------
TOTAL INVESTMENTS (100.4%) (COST $82,721).......................   80,230
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)...................     (341)
                                                                  -------
NET ASSETS (100%)...............................................  $79,889
                                                                  -------
                                                                  -------

---------------

(a)   --  Non-income producing security
RFD   --  Ranked for Dividend

--------------
          80
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                            IN EXCHANGE
TO DELIVER     VALUE    SETTLEMENT       FOR         VALUE     NET UNREALIZED
   (000)       (000)       DATE         (000)        (000)    GAIN (LOSS) (000)
-----------  ---------  -----------  ------------  ---------  -----------------
$        10  $      10      1/2/98      DEM    18  $      10      $      --
$       180        180      1/2/98     ESP 27,325        179             (1)
$        20         20      1/2/98     FRF    120         20             --
$       371        371      1/2/98      GBP   224        368             (3)
$       205        205      1/2/98     SEK  1,589        200             (5)
 JPY  6,019         46      1/5/98   $         46         46             --
JPY 372,595      2,868     1/29/98   $      3,090      3,090            222
JPY 189,202      1,456     1/29/98   $      1,545      1,545             89
JPY 363,508      2,801      2/5/98   $      3,090      3,090            289
JPY 189,009      1,456      2/5/98   $      1,545      1,545             89
 BEF  1,317         36     2/26/98   $         37         37              1
 FRF  1,819        303     2/26/98   $        315        315             12
  DEM   198        111     2/26/98   $        115        115              4
  NLG   321        159     2/26/98   $        165        165              6
  CHF   484        334     2/26/98   $        345        345             11
$        37         37     2/26/98     BEF  1,317         35             (2)
$       351        351     2/26/98      CHF   484        334            (17)
$       116        116     2/26/98      DEM   198        110             (6)
$       319        319     2/26/98     FRF  1,819        304            (15)
$       167        167     2/26/98      NLG   321        159             (8)
  SGD   794        469      3/5/98   $        491        491             22
$       494        494      3/5/98      SGD   794        469            (25)
  SGD   735        434     3/18/98   $        430        430             (4)
$        77         77     3/18/98      SGD   130         77             --
             ---------                             ---------          -----
             $  12,820                             $  13,479      $     659
             ---------                             ---------          -----
             ---------                             ---------          -----

---------------

BEF   --  Belgian Franc
GBP   --  British Pound
FRF   --  French Franc
DEM   --  German Mark
JPY   --  Japanese Yen
NLG   --  Netherlands Guilder
SGD   --  Singapore Dollar
ESP   --  Spanish Peseta
SEK   --  Swedish Krona
CHF   --  Swiss Franc

--------------------------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                                                  VALUE     PERCENT OF
INDUSTRY                                                                          (000)     NET ASSETS
------------------------------------------------------------------------------  ---------  -------------
Capital Equipment.............................................................  $  15,410         19.3%
Consumer Goods................................................................     15,146         19.0
Materials.....................................................................     10,632         13.3
Finance.......................................................................      9,865         12.3
Services......................................................................      8,455         10.6
Energy........................................................................      4,721          5.9
Multi-Industry................................................................      2,738          3.4
                                                                                ---------          ---
                                                                                $  66,967         83.8%
                                                                                ---------          ---
                                                                                ---------          ---

                                                         -----------------------
                                                                    81
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
INVESTMENTS IN SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Agency Obligations            51.4%
Variable Rate
Obligations                   48.1%
Other                          0.5%

TOP FIVE HOLDINGS
                                     PERCENT OF
SECURITY            INSTRUMENT       NET ASSETS
----------------  ---------------  --------------
Federal Home
 Loan Mortgage
 Corporation
 Note 5.75%,
 6/22/98              Agency              43.4%
                    Obligation
Federal National
 Mortgage
 Association
 Discount Note
 5.42%, 1/15/98       Agency              13.2%
                    Obligation
Federal National
 Mortgage
 Association
 8.15%, 5/11/98       Agency              10.1%
                    Obligation
Federal National
 Mortgage
 Association
 Discount Note
 5.47%, 1/21/98       Agency               9.4%
                    Obligation
Federal National
 Mortgage
 Association
 Discount Note
 5.53%, 2/25/98       Agency               9.4%
                    Obligation

The Government Obligations Money Market Fund's investment objective is to provide a high level of current income consistent with maintaining liquidity and stability of principal. It seeks to achieve this objective by investing in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations.

The annualized seven-day yield and seven-day effective yield (which assumes all dividends reinvested) for the Government Obligations Money Market Fund as of December 31, 1997 were 5.01 percent and 5.14 percent, respectively. As with all money market portfolios, the seven-day yields are not necessarily indicative of future performance.

During the second half of 1997, the market was obsessed with the relative strength of the U.S. economy. Investors speculated about how long the U.S. could continue functioning at full employment without triggering inflation and when the Federal Reserve might raise interest rates. One-year Treasury bills declined as much as 20 basis points in the quarter ended September 30, and the money market yield curve flattened dramatically. By the end of the quarter, the spread between three-month and one-year Treasury bills compressed to only 34 basis points.

The market followed a pattern of drifting in either direction within a relatively tight range in response to conflicting economic data and each approaching meeting of the Federal Open Market Committee (FOMC). This relative "calm" in the market came to an abrupt end, however, on October 27 as Hong Kong and most foreign stock markets tumbled dramatically in response to a region-wide economic crisis, and U.S. stocks followed suit. As equity markets plummeted, investors concluded that the Federal Reserve would shift its focus away from U.S. economic fundamentals and turn its attention instead to world markets. In light of these developments, the U.S. bond market rallied amid a global "flight to quality."

The November employment data, released in early December, indicated that employment remained very strong. But the inflation statistics that followed were also positive, indicating that inflation remained under control. At this point, the market began to rethink the Federal Reserve's need to act. The consensus view emerged that if the Asian crisis had not occurred, the December FOMC meeting would have resulted in a 25 basis point tightening. Instead, the Fed left rates unchanged. During this period, market levels remained strong, and the yield curve continued to flatten. By the end of December, the spread between three-month and one-year Treasury bills was approximately 15 basis points.

--------------
          82

                                 MORGAN STANLEY
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

With no protection against possible Federal Reserve tightening built into the front end of the yield curve, we found little value in the market, particularly in the one-year area of the money market curve. Finally, anchored by a 5.5 percent funds rate, the entire yield curve has flattened, offering less opportunity to enhance returns by rolling down the curve.

In managing the Government Obligations Money Market Fund, we work to maximize the yield but also are conscious of changes in the relative asset size. Within this context, we sought to maintain a neutral maturity structure that was in keeping with our market outlook. The portfolio ended the reporting period with a weighted average maturity of 61 days. The majority of the portfolio has been invested in a combination of U.S. agency floating rate notes and discount notes. We are pleased to report that the Fund continues to meet its goals of providing as high a level of interest income as is consistent with maintaining liquidity and stability of principal.

Abigail Jones Feder                        Ellen D. Harvey
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

Christian G. Roth                          Scott F. Richard
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

Daniel M. Nilanel
PORTFOLIO MANAGER

                                                              ------------------

                                 MORGAN STANLEY
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

      FACE                                                      AMORTIZED
    AMOUNT                                                           COST
     (000)                                                          (000)
-------------------------------------------------------------------------

AGENCY OBLIGATIONS (51.4%)
  FEDERAL FARM CREDIT BANK (5.7%)
$    3,000   5.65%, 10/1/98...................................  $  2,997
                                                                ---------
  FEDERAL HOME LOAN BANK (3.8%)
     2,000   5.80%, 12/18/98..................................     2,000
                                                                ---------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (10.0%)
     5,280   8.15%, 5/11/98...................................     5,325
                                                                ---------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  DISCOUNT NOTES (31.9%)
     7,000   5.42%, 1/15/98...................................     6,986
     5,000   5.47%, 1/21/98...................................     4,986
     5,000   5.53%, 2/25/98...................................     4,958
                                                                ---------
                                                                  16,930
                                                                ---------
TOTAL AGENCY OBLIGATIONS (COST $27,252).......................    27,252
                                                                ---------
VARIABLE RATE OBLIGATIONS (48.1%)
  FEDERAL HOME LOAN MORTGAGE CORPORATION (48.1%)
(h) 23,000   5.75%, 6/22/98...................................    22,991
 (h) 2,500   5.74%, 8/18/98...................................     2,499
                                                                ---------
TOTAL VARIABLE RATE OBLIGATIONS (COST $25,490)................    25,490
                                                                ---------
TOTAL INVESTMENTS (99.5%) (COST $52,742)......................    52,742
OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)..................       255
                                                                ---------
NET ASSETS (100%).............................................  $ 52,997
                                                                ---------
                                                                ---------

---------------

(h) -- Variable or floating rate security -- rate disclosed is as of December 31, 1997.

--------------
          84
    The accompanying notes are an integral part of the financial statements.

INVESTMENTS IN SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S.
 GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET
   ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS
                                    CHANGE.
                                 MORGAN STANLEY
                               MONEY MARKET FUND
--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS
(AT DECEMBER 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Asset Backed Commercial Paper              7.4%
Certificates of Deposit                   11.6%
Commercial Paper                          40.7%
Corporate Floating Rate Notes              2.5%
U.S. Government & Agency Obligations      27.3%
Other                                     10.5%

TOP FIVE HOLDINGS
                                       PERCENT OF NET
SECURITY                INSTRUMENT         ASSETS
-------------------  ----------------  --------------
Federal National
 Mortgage
 Association         U.S. Government
 Discount Note           & Agency
 5.70%, 1/5/98         Obligations             4.1%
Federal Home Loan
 Mortgage
 Corporation         U.S. Government
 Discount Note           & Agency
 5.70%, 1/9/98         Obligations             4.1%
Federal National
 Mortgage
 Association         U.S. Government
 Discount Note           & Agency
 5.70%, 1/16/98        Obligations             4.1%
Federal Home Loan
 Mortgage
 Corporation         U.S. Government
 Discount Note           & Agency
 5.66%, 2/6/98         Obligations             4.1%
Federal Home Loan
 Mortgage
 Corporation         U.S. Government
 Discount Note           & Agency
 5.66%, 2/12/98        Obligations             4.1%

The Money Market Fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Obligations held by the Money Market Fund will have remaining maturities of 397 days or less. In pursuing its investment objective, the Money Market Fund invests in a broad range of U.S. dollar-denominated instruments, such as government, bank, and commercial obligations.

The annualized seven-day yield and seven-day effective yield (which assumes all dividends reinvested) for the Money Market Fund as of December 31, 1997 were
5.06 percent and 5.19 percent, respectively. As with all money market portfolios, the seven-day yields are not necessarily indicative of future performance.

During the second half of 1997, the market was obsessed with the relative strength of the U.S. economy. Investors speculated about how long the U.S. could continue functioning at full employment without triggering inflation and when the Federal Reserve might raise interest rates. One-year Treasury bills declined as much as 20 basis points in the quarter ended September 30, and the money market yield curve flattened dramatically. By the end of the quarter, the spread between three-month and one-year Treasury bills compressed to only 34 basis points.

The market followed a pattern of drifting in either direction within a relatively tight range in response to conflicting economic data and each approaching meeting of the Federal Open Market Committee (FOMC). This relative "calm" in the market came to an abrupt end, however, on October 27 as Hong Kong and most foreign stock markets tumbled dramatically in response to a region-wide economic crisis, and U.S. stocks followed suit. As equity markets plummeted, investors concluded that the Federal Reserve would shift its focus away from U.S. economic fundamentals and turn its attention instead to world markets. In light of these developments, the U.S. bond market rallied amid a global "flight to quality."

The November employment data, released in early December, indicated that employment remained very strong. But the inflation statistics that followed were also positive, indicating that inflation remained under control. At this point, the market began to rethink the Federal Reserve's need to act. The consensus view emerged that if the Asian crisis had not occurred, the December FOMC meeting would have resulted in a 25 basis point tightening. Instead, the Fed left rates unchanged. During this period, market levels remained strong, and the yield curve continued to flatten. By the end of December, the spread between three-month and one-year Treasury bills was approximately 15 basis points.

                                                              ------------------
                                                                    85

                                 MORGAN STANLEY
                               MONEY MARKET FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

With no protection against possible Federal Reserve tightening built into the front end of the yield curve, we found little value in the market, particularly in the one-year area of the money market curve. Finally, anchored by a 5.5 percent funds rate, the entire yield curve has flattened, offering less opportunity to enhance returns by rolling down the curve.

The weighted average maturity for the Fund remained neutral during the past six months. As of December 31, the weighted average maturity was 49 days. Throughout the reporting period, we invested the majority of the portfolio in high-quality commercial paper, certificates of deposit, and floating-rate notes to maximize the portfolio's yield. As opportunity presented itself, we selectively extended a portion of the portfolio to lock in yield.

We are pleased to report that the Fund continues to meet its goal of providing as high a level of interest income as is consistent with maintaining liquidity and stability of principal, and that the Fund holds only high-quality securities with more than 90 percent invested in securities rated A1+/P1 according to Moody's or Standard & Poor's.

Abigail Jones Feder                        Ellen D. Harvey
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

Christian G. Roth                          Scott F. Richard
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

Daniel M. Nilanel
PORTFOLIO MANAGER

--------------

                                 MORGAN STANLEY
                               MONEY MARKET FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS (27.3%)
  FEDERAL HOME LOAN MORTGAGE CORPORATION
  DISCOUNT NOTES (12.4%)
$  15,000   5.70%, 1/9/98....................................  $ 14,983
   15,000   5.66%, 2/6/98....................................    14,918
   15,000   5.66%, 2/12/98...................................    14,903
                                                               ---------
                                                                 44,804
                                                               ---------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  DISCOUNT NOTES (14.9%)
   15,000   5.70%, 1/5/98....................................    14,993
   15,000   5.70%, 1/16/98...................................    14,967
    9,370   5.71%, 1/26/98...................................     9,334
   15,000   5.62%, 3/12/98...................................    14,839
                                                               ---------
                                                                 54,133
                                                               ---------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (COST $98,937)....    98,937
                                                               ---------
CERTIFICATES OF DEPOSIT (11.6%)
  BANKS (11.6%)
    2,000   Australia & New Zealand Bank, New York 5.68%,
              2/27/98........................................     2,000
    3,000   Bank Montreal, Chicago (Yankee) 5.80%, 11/6/98...     2,999
    3,000   Barclays Bank 5.94%, 6/19/98.....................     3,001
    2,000   Canadian Imperial Bank, New York 5.82%, 2/9/98...     2,000
    3,000   Canadian Imperial Bank (Yankee) 5.94%,
              10/23/98.......................................     3,002
    3,000   Chase Manhattan Corp. 5.65%, 4/6/98..............     3,000
    5,000   Credit Suisse, First Boston 6.25%, 4/8/98........     5,000
    5,000   Deutsche Bank (Yankee) 5.85%, 3/13/98............     5,000
    2,000   National Westminster Bank 5.66%, 3/5/98..........     1,999
    5,000   Rabobank Nederland (Yankee) 6.20%, 4/10/98.......     4,999
    3,000   Societe Generale Bank, New York 5.85%,
              12/17/98.......................................     2,997
    4,000   Swiss Bank, New York 5.83%, 12/16/98.............     3,998
    2,000   Westdeutsche Landesbank 5.66%, 3/2/98............     2,000
                                                               ---------
TOTAL CERTIFICATES OF DEPOSIT (COST $41,995).................    41,995
                                                               ---------
ASSET BACKED COMMERCIAL PAPER (7.4%)
  SINGLE PURPOSE CORPORATE (7.4%)
    3,000   Asset Securitization Corp. 5.60%, 2/20/98........     2,977
    2,000   Asset Securitization Corp. 5.72%, 3/24/98........     1,974
    3,000   Citation Capital Corp. 5.75%, 1/28/98............     2,989
    3,000   Delaware Funding 5.74%, 1/16/98..................     2,993
    2,000   Delaware Funding 5.78%, 2/12/98..................     1,987
    5,000   Eiger Capital Corp. 5.85%, 1/16/98...............     4,989
    2,129   Greenwich Funding 5.85%, 1/8/98..................     2,127
    7,000   Greenwich Funding 5.92%, 1/9/98..................     6,992
                                                               ---------
TOTAL ASSET BACKED COMMERCIAL PAPER (COST $27,028)...........    27,028
                                                               ---------
COMMERCIAL PAPER (40.7%)
  AUTOMOBILES (4.4%)
    2,000   Associates Corp. 5.75%, 2/8/98...................     1,989
    3,000   Associates Corp. 5.69%, 2/17/98..................     2,978
    3,000   Daimler-Benz North America Corp. 5.50%, 2/10/98..     2,982
    2,000   Daimler-Benz North America Corp. 5.75%, 2/18/98..     1,987
    3,000   Toyota Motor Credit Corp. 5.65%, 1/30/98.........     2,987
    3,000   Toyota Motor Credit Corp. 5.76%, 3/8/98..........     2,970
                                                               ---------
                                                                 15,893
                                                               ---------

     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------

  BANKS (13.6%)
$   2,000   Bank of America 5.80%, 1/20/98...................  $  1,994
    3,000   Bank of America 5.70%, 1/29/98...................     2,987
    2,000   Barclays Bank U.S. Funding Corp. 5.75%, 2/2/98...     1,990
    5,000   Bayerische Landesbank 5.69%, 3/11/98.............     4,946
    5,000   Bayerische Veriensbank 5.82%, 1/8/98.............     4,995
    3,000   Commerzbank Finance 5.70%, 1/20/98...............     2,991
    5,000   Dresdner U.S. Finance 5.75%, 2/3/98..............     4,974
    2,000   First Chicago Finance Corp. 5.77%, 2/9/98........     1,988
    3,000   First Chicago Finance Corp. 5.56%, 5/8/98........     2,943
    5,000   International Nederlander Finance 5.72%, 3/5/98..     4,951
    4,000   J.P. Morgan & Co. 5.64%, 6/18/98.................     3,895
    3,000   Royal Bank of Scotland 5.59%, 1/27/98............     2,988
    2,700   Sun Trust Bank 5.88%, 1/16/98....................     2,694
    5,000   UBS Finance, Inc. 5.95%, 1/12/98.................     4,992
                                                               ---------
                                                                 49,328
                                                               ---------
  CONSUMER GOODS (3.6%)
    5,000   HJ Heinz Co. 5.78%, 1/21/98......................     4,985
    5,000   Pfizer Inc. 5.92%, 1/22/98.......................     4,984
    3,000   Warner Lambert Co. 5.49%, 3/17/98................     2,966
                                                               ---------
                                                                 12,935
                                                               ---------
  ELECTRONICS (3.0%)
    5,000   Electronic Data Systems 5.75%, 2/13/98...........     4,966
    3,000   Panasonic Finance 5.55%, 3/4/98..................     2,972
    3,000   Siemens Capital Corp. 5.57%, 2/19/98.............     2,978
                                                               ---------
                                                                 10,916
                                                               ---------
  FINANCE (5.3%)
    3,000   American Express Credit Corp. 5.49%, 2/5/98......     2,984
    5,000   CIT Group Holdings 6.00%, 1/20/98................     4,985
    2,000   Commercial Credit Corp. 5.75%, 2/2/98............     1,990
    3,000   Commercial Credit Corp. 5.55%, 2/9/98............     2,982
    3,300   General Capital Corp 5.80%, 1/22/98..............     3,289
    3,000   Transamerica Financial Corp. 5.65%, 1/23/98......     2,990
                                                               ---------
                                                                 19,220
                                                               ---------
  INSURANCE (3.5%)
    2,351   General Reinsurance Corp 5.72%, 4/23/98..........     2,310
    2,000   Prudential Funding 5.72%, 4/2/98.................     1,971
    3,000   Metlife Funding Inc. 5.71%, 3/23/98..............     2,962
    3,000   USAA Capital Corp. 5.66%, 1/23/98................     2,990
    2,500   USAA Capital Corp. 5.57%, 2/6/98.................     2,486
                                                               ---------
                                                                 12,719
                                                               ---------
  INVESTMENT BANKING (1.1%)
    4,000   Merrill Lynch 5.75%, 2/13/98.....................     3,973
                                                               ---------
  TELECOMMUNICATONS (4.9%)
    6,000   AT&T Corp. 6.00%, 1/8/98.........................     4,995
    5,000   AT&T Capital Corp. 5.73%, 3/9/98.................     4,948
    4,000   Bell South Telecommunications 5.70%, 2/11/98.....     3,975
    3,950   Southern New England Telephone 5.90%, 1/20/98....     3,938
                                                               ---------
                                                                 17,856
                                                               ---------
  UTILITIES (1.3%)
    5,000   National Rural Utilities 5.68%, 4/28/98..........     4,908
                                                               ---------
TOTAL COMMERCIAL PAPER (COST $147,748).......................   147,748
                                                               ---------

                                                         -----------------------
                                                                    87
    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               MONEY MARKET FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1997
                                  (UNAUDITED)

     FACE                                                      AMORTIZED
   AMOUNT                                                           COST
    (000)                                                          (000)
------------------------------------------------------------------------
CORPORATE FLOATING RATE NOTES (2.5%)
  BANKS (1.7%)
$(h)3,000   Banc One, Dayton 6.22%, 8/21/98..................  $  3,000
 (h)3,000   Morgan Guaranty Trust, New York 5.63%,
              3/25/98........................................     3,000
                                                               ---------
                                                                  6,000
                                                               ---------
  ELECTRONICS (0.8%)
 (h)3,000   IBM Credit Corp. 5.66%, 11/20/98.................     3,000
                                                               ---------
TOTAL CORPORATE FLOATING RATE NOTES (COST $9,000)............     9,000
                                                               ---------
REPURCHASE AGREEMENT (10.5%)
   37,961   J. P. Morgan Securities, Inc., 6.20%, dated
              12/31/97, due 1/2/98, to be repurchased at
              $37,974, collateralized by $38,148 U.S.
              Treasury Notes 6.75%, due 6/30/99 valued at
              $38,770 (COST $37,961).........................    37,961
                                                               ---------
TOTAL INVESTMENTS (100.0%) (COST $362,669)...................   362,669
OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%).................       144
                                                               ---------
NET ASSETS (100%)............................................  $362,813
                                                               ---------
                                                               ---------

---------------

(h) -- Variable/floating rate security -- rate disclosed is as of December 31, 1997.

--------------
          88
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                         DECEMBER 31, 1997 (UNAUDITED)

                                                       GLOBAL
                                                       EQUITY             GLOBAL                                WORLDWIDE
                                                        ALLO-    GLOBAL    FIXED     ASIAN  AMERICAN                 HIGH     LATIN
                                                       CATION    EQUITY   INCOME    GROWTH     VALUE     VALUE     INCOME  AMERICAN
                                                         FUND      FUND     FUND      FUND      FUND      FUND       FUND      FUND
                                                        (000)     (000)    (000)     (000)     (000)     (000)      (000)     (000)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value* (Note 1)
    -- See accompanying portfolios                 $  208,401  $600,108  $ 9,284  $124,497  $289,405  $211,990  $ 239,548  $120,413
  Foreign Currency                                        224     1,656        6     2,197        --        --         --       916
  Cash                                                     --        --        6        --        --        --        783        26
  Margin Deposit on Futures                             2,728        --       --        --        --        --         --        --
  Receivable for:
    Investments Sold                                       --        --       --     5,028     6,740       673      2,593       772
    Daily Variation on Futures Contracts                  557        --       --        --        --        --         --        --
    Securities Sold Short                                  --        --       --        --        --        --         --        --
    Fund Shares Sold                                      851     2,078        1       938     4,852     2,514      1,283     1,888
    Dividends                                             570       677       --        54       208       243          5       138
    Interest                                                6         8      180        --         4        11      5,108         1
    Security Lending Income                                23        --       --        --        --        --         --        --
    Foreign Withholding Tax Reclaim                        59        20        2        27        --        --         --        --
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts                                    867        --       22       484        --        --         --        --
  Deferred Organizational Costs                            --         1       --         2         3        38          5         5
  Due from Broker                                          --        --       --        --        --        --         --        --
  Receivable from Investment Adviser                       --        --       44        --        --        --         --        --
  Securities, at Value, Held as Collateral for
    Securities Loaned                                  16,567        --       --        --        --        --         --        --
  Other                                                     8        --       --        22        22         1         --       259
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
    Total Assets                                      230,861   604,548    9,545   133,249   301,234   215,470    249,325   124,418
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
LIABILITIES:
  Payable for:
    Investments Purchased                                  50    33,811       --       111    10,378     4,274      6,862     3,068
    Securities Sold Short, at Value (Proceeds --
      $605)                                                --        --       --        --        --        --         --        --
    Fund Shares Redeemed                                  373       478        4     2,621     2,250       460        378     1,801
    Bank Overdraft                                         --         7       --       385       763        10         --        --
    Dividends Declared                                     38        --        7         1        --        --      5,410        --
    Investment Advisory Fees                               93       484       --       120       123        43        150        60
    Administrative Fees                                    47       121        2        31        57        44         50        32
    Custody Fees                                           98        25       10       149        31        64         44        95
    Professional Fees                                       9        17       12        14         5        12         12        10
    Distribution Fees                                     252       848        8       159       298       193        289       106
    Shareholder Reporting Expenses                         26        18        5        57        23        19          9        16
    Transfer Agent Fees                                     9        24        2        14        11        10          9         8
    Directors' Fees and Expenses                            6         2        1        16         2         1          6         2
    Securities Lending Expense                             16        --       --        --        --        --         --        --
    Filing and Registration Fees                            8        36       --         1        44        60         12         1
    Deferred Country Tax                                   --        --       --        39        --        --         --         5
    Collateral on Securities Loaned                    16,567        --       --        --        --        --         --        --
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts                                     --        39       --        --        --        --         --        --
  Net Unrealized Loss on Swap Agreement                    --        --       --        --        --        --         --        --
  Other                                                     1        --        1         4        --         1          6         1
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
  Total Liabilities                                    17,593    35,910       52     3,722    13,985     5,191     13,237     5,205
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
  NET ASSETS                                       $  213,268  $568,638  $ 9,493  $129,527  $287,249  $210,279  $ 236,088  $119,213
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------

---------------

  * Includes repurchase agreements aggregating $32,681,000, $25,400,000, $649,000, $22,945,000, $31,553,000, $12,585,000, $3,861,000,
     $3,601,000 $5,507,000, $598,000, $12,568,000 and $37,961,000 for
     Global Equity Allocation Fund, Global Equity Fund, Global Fixed Income Fund, American Value Fund, Value Fund, Worldwide High Income Fund, Latin American Fund, Aggressive Equity Fund, U.S. Real Estate Fund, High Yield Fund, International Magnum Fund, and Money Market Fund, respectively.

                                                         -----------------------
                                                                    89
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                         DECEMBER 31, 1997 (UNAUDITED)   (CONT.)

                                                                                                   GOVERNMENT
                                                                            U.S.           INTER-  OBLIGATIONS
                                                   EMERGING  AGGRESSIVE     REAL     HIGH  NATIONAL      MONEY    MONEY
                                                    MARKETS      EQUITY   ESTATE    YIELD  MAGNUM      MARKET    MARKET
                                                       FUND        FUND     FUND     FUND    FUND        FUND      FUND
                                                      (000)       (000)    (000)    (000)   (000)       (000)     (000)
-----------------------------------------------------------------------------------------------------------------------

ASSETS:
  Investments in Securities, at Value* (Note 1)
    -- See accompanying portfolios                 $159,328  $  103,714  $41,001  $18,299  $79,535 $   52,742  $362,669
  Foreign Currency                                    9,925          --       --       --     695          --        --
  Cash                                                   --          --      122        1      --         259        --
  Margin Deposit on Futures                              --          --       --       --      --          --        --
  Receivable for:
    Investments Sold                                  6,120       4,766       98       --      48          --        --
    Daily Variation on Futures Contracts                 --          --       --       --      --          --        --
    Securities Sold Short                                --         605       --       --      --          --        --
    Fund Shares Sold                                 10,355       2,387      245      243   1,223          --        --
    Dividends                                           429          50      247       --     173          --        --
    Interest                                              2           1        5      299       2         161     1,133
    Security Lending Income                              --          --       --       --      --          --        --
    Foreign Withholding Tax Reclaim                      --          --       --       --      49          --        --
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts                                   --          --       --       --     659          --        --
  Deferred Organizational Costs                           4          31       14       16      26          --        --
  Due from Broker                                        --         303       --       --      --          --        --
  Receivable from Investment Adviser                     --          --       17       32      12           1        --
  Securities, at Value, Held as Collateral for
    Securities Loaned                                    --          --       --       --      --          --        --
  Other                                                  11          39       --       --       4          --        --
                                                   --------  ----------  -------  -------  ------  ----------  --------
    Total Assets                                    186,174     111,896   41,749   18,890  82,426      53,163   363,802
                                                   --------  ----------  -------  -------  ------  ----------  --------
LIABILITIES:
  Payable for:
    Investments Purchased                               420       4,542      417      102   1,976          --        --
    Securities Sold Short, at Value (Proceeds --
      $605)                                              --         591       --       --      --          --        --
    Fund Shares Redeemed                              3,239          75    3,785        6     318          --        --
    Bank Overdraft                                    3,095         211       --       --      45          --        25
    Dividends Declared                                   36          --       --      289      --          78       573
    Investment Advisory Fees                             62           4       --       --      --          --       116
    Administrative Fees                                  45          20        8        4      18          10        27
    Custody Fees                                        238          33       44       15      50           8        18
    Professional Fees                                    17          10        8        5      14          10         9
    Distribution Fees                                   205         118       34       25      86          52       169
    Shareholder Reporting Expenses                       27          14        5        4      11           4        --
    Transfer Agent Fees                                   9           7        2        1       5          --         1
    Directors' Fees and Expenses                          6           1        1       --       1           4         7
    Securities Lending Expense                           --          --       --       --      --          --        --
    Filing and Registration Fees                          8           5        2       --      12          --        44
    Deferred Country Tax                                 22          --       --       --      --          --        --
    Collateral on Securities Loaned                      --          --       --       --      --          --        --
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts                                    5          --       --       --      --          --        --
  Net Unrealized Loss on Swap Agreements                581          --       --       --      --          --        --
  Other                                                  16          --        1       --       1          --        --
                                                   --------  ----------  -------  -------  ------  ----------  --------
  Total Liabilities                                   8,031       5,631    4,307      451   2,537         166       989
                                                   --------  ----------  -------  -------  ------  ----------  --------
  NET ASSETS                                       $178,143  $  106,265  $37,442  $18,439  $79,889 $   52,997  $362,813
                                                   --------  ----------  -------  -------  ------  ----------  --------
                                                   --------  ----------  -------  -------  ------  ----------  --------

------------------
          90
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                         DECEMBER 31, 1997 (UNAUDITED)   (CONT.)

                                                       GLOBAL
                                                       EQUITY             GLOBAL                                WORLDWIDE
                                                        ALLO-    GLOBAL    FIXED     ASIAN  AMERICAN                 HIGH     LATIN
                                                       CATION    EQUITY   INCOME    GROWTH     VALUE     VALUE     INCOME  AMERICAN
                                                         FUND      FUND     FUND      FUND      FUND      FUND       FUND      FUND
                                                        (000)     (000)    (000)     (000)     (000)     (000)      (000)     (000)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital Stock at Par                             $       15  $     57  $     1  $     16  $     15  $     21  $      18  $      9
  Paid in Capital in Excess of Par                    199,344   572,646    9,648   253,790   266,632   212,383    235,378   125,412
  Undistributed (Distributions in Excess of) Net
    Investment Income                                    (915)       18      (75)   (2,683)     (638)       (7)       747      (804)
  Accumulated (Distributions in Excess of) Net
    Realized Gain (Loss)                               (1,395)      640      (74)  (87,866)    6,140      (576)       528    (7,086)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency
    Translations**                                     16,219    (4,723)      (7)  (33,730)   15,100    (1,542)      (583)    1,682
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
NET ASSETS                                         $  213,268  $568,638  $ 9,493  $129,527  $287,249  $210,279  $ 236,088  $119,213
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
CLASS A SHARES:
  Net Assets                                       $   74,593  $ 55,372  $ 5,851  $ 63,990  $106,826  $102,701  $  82,139  $ 66,929
  Shares Issued and Outstanding ($.001 par value)
    (Authorized 2,625,000,000)                          5,202     5,590      589     7,708     5,502    10,166      6,323     4,964
  Net Asset Value and Redemption Price Per Share   $    14.34  $   9.91  $  9.93  $   8.30  $  19.41  $  10.10  $   12.99  $  13.48
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
  Maximum Sales Charge                                  5.75%     5.75%    4.75%     5.75%     5.75%     5.75%      4.75%     5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100 / (100 -
    maximum sales charge))                         $    15.21  $  10.51  $ 10.43  $   8.81  $  20.59  $  10.72  $   13.64  $  14.30
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
CLASS B SHARES:
  Net Assets                                       $   58,639  $467,465  $ 1,539  $ 27,558  $107,301  $ 88,112  $ 103,847  $ 29,554
  Shares Issued and Outstanding ($.001 par value)
    (Authorized 2,625,000,000)                          4,209    47,188      156     3,427     5,544     8,733      8,036     2,263
  Net Asset Value and Offering Price Per Share***  $    13.93  $   9.91  $  9.88  $   8.04  $  19.36  $  10.09  $   12.92  $  13.06
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
CLASS C SHARES:
  Net Assets                                       $   80,036  $ 45,801  $ 2,103  $ 37,979  $ 73,122  $ 19,466  $  50,102  $ 22,730
  Shares Issued and Outstanding ($.001 par value)
    (Authorized 2,625,000,000)                          5,688     4,623      213     4,732     3,777     1,931      3,875     1,739
  Net Asset Value and Offering Price Per Share***  $    14.07  $   9.91  $  9.87  $   8.03  $  19.36  $  10.08  $   12.93  $  13.07
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------

  Investments at Cost, Including Foreign Currency  $  193,680  $606,694  $ 9,316  $160,851  $274,305  $213,532  $ 240,047  $119,640
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------
                                                   ----------  --------  -------  --------  --------  --------  ---------  --------

---------------

 ** Net of accrual for country tax of $38,000 for Asian Growth Fund, $5,000 for Latin American Fund and $125,000 for Emerging Markets Fund.
***  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    91
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                         DECEMBER 31, 1997 (UNAUDITED)   (CONT.)

                                                                                                   GOVERNMENT
                                                                            U.S.           INTER-  OBLIGATIONS
                                                   EMERGING  AGGRESSIVE     REAL     HIGH  NATIONAL      MONEY    MONEY
                                                    MARKETS      EQUITY   ESTATE    YIELD  MAGNUM      MARKET    MARKET
                                                       FUND        FUND     FUND     FUND    FUND        FUND      FUND
                                                      (000)       (000)    (000)    (000)   (000)       (000)     (000)
-----------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital Stock at Par                             $     19  $        6  $     2  $    15  $    6  $       59  $    363
  Paid in Capital in Excess of Par                  218,344      97,368   33,397   17,598  82,264      53,037   362,611
  Undistributed (Distributions in Excess of) Net
    Investment Income                                (1,380)       (390)      12       41     (97)         (7)      (68)
  Accumulated (Distributions in Excess of) Net
    Realized Gain (Loss)                             (7,671)      3,627      338      154    (478)        (92)      (93)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency
    Translations**                                  (31,169)      5,654    3,693      631  (1,806)         --        --
                                                   --------  ----------  -------  -------  ------  ----------  --------
NET ASSETS                                         $178,143  $  106,265  $37,442  $18,439  $79,889 $   52,997  $362,813
                                                   --------  ----------  -------  -------  ------  ----------  --------
                                                   --------  ----------  -------  -------  ------  ----------  --------
CLASS A SHARES:
  Net Assets                                       $ 95,359  $   35,689  $20,768  $ 5,644  $36,918 $   52,997  $362,813
  Shares Issued and Outstanding ($.001 par value)
    (Authorized 2,625,000,000)                       10,106       2,003    1,237      448   2,915      53,096   362,974
  Net Asset Value and Redemption Price Per Share   $   9.44  $    17.82  $ 16.79  $ 12.59  $12.67  $     1.00  $   1.00
                                                   --------  ----------  -------  -------  ------  ----------  --------
                                                   --------  ----------  -------  -------  ------  ----------  --------
  Maximum Sales Charge                                5.75%       5.75%    5.75%    4.75%   5.75%          --        --

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100 / 100 -
    maximum sales charge)                          $  10.02  $    18.91  $ 17.81  $ 13.22  $13.44          --        --
                                                   --------  ----------  -------  -------  ------  ----------  --------
                                                   --------  ----------  -------  -------  ------  ----------  --------
CLASS B SHARES:
  Net Assets                                       $ 43,549  $   58,739  $12,764  $ 9,931  $33,824         --        --
  Shares Issued and Outstanding ($.001 par value)
    (Authorized 2,625,000,000)                        4,716       3,340      763      791   2,682          --        --
  Net Asset Value and Offering Price Per Share***  $   9.23  $    17.58  $ 16.73  $ 12.56  $12.61          --        --
                                                   --------  ----------  -------  -------  ------  ----------  --------
                                                   --------  ----------  -------  -------  ------  ----------  --------
CLASS C SHARES:
  Net Assets                                       $ 39,235  $   11,837  $ 3,910  $ 2,864  $9,147          --        --
  Shares Issued and Outstanding ($.001 par value)
    (Authorized 2,625,000,000)                        4,246         674      234      228     723          --        --
  Net Asset Value and Offering Price Per Share***  $   9.24  $    17.57  $ 16.73  $ 12.56  $12.66          --        --
                                                   --------  ----------  -------  -------  ------  ----------  --------
                                                   --------  ----------  -------  -------  ------  ----------  --------

  Investments at Cost, Including Foreign Currency  $200,004  $   98,075  $37,870  $17,668  $82,721 $   52,742  $362,669
                                                   --------  ----------  -------  -------  ------  ----------  --------
                                                   --------  ----------  -------  -------  ------  ----------  --------

------------------
          92
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                  (UNAUDITED)

                                                GLOBAL
                                                EQUITY
                                            ALLOCATION         GLOBAL   GLOBAL FIXED                      AMERICAN
                                                  FUND    EQUITY FUND    INCOME FUND   ASIAN GROWTH     VALUE FUND     VALUE FUND
                                            SIX MONTHS    OCTOBER 29,     SIX MONTHS       FUND SIX     SIX MONTHS        JULY 7,
                                                 ENDED       1997* TO          ENDED   MONTHS ENDED          ENDED       1997* TO
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  1997           1997           1997           1997           1997           1997
                                                 (000)          (000)          (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                               $      1,809   $      1,084   $         --   $      1,224   $        959   $        955
  Interest                                         724          1,527            266            183            374            575
  Security Lending                                  87             --             --             --             --             --
  Less Foreign Taxes Withheld                      (89)           (79)            (2)          (137)            --             --
                                          ------------   ------------          -----   ------------   ------------   ------------
    Total Income                                 2,531          2,532            264          1,270          1,333          1,530
                                          ------------   ------------          -----   ------------   ------------   ------------
EXPENSES:
  Investment Advisory Fees                       1,036            938             37          1,192            776            498
  Less: Fees Waived                               (101)            --            (37)            --            (69)          (193)
                                          ------------   ------------          -----   ------------   ------------   ------------
  Net Investment Advisory Fees                     935            938             --          1,192            707            305
  Administrative Fees                              281            232             14            301            232            157
  Custodian Fees                                   111             25              9            195             23             64
  Filing and Registration Fees                       8             36             --             --             44             51
  Directors' Fees and Expenses                       2              1             --              3              1              1
  Professional Fees                                 13             20             12              1             11             18
  Shareholder Reports                               52             41             32             72             46             43
  Transfer Agent Fees                               55             24             10            115             41             16
  Security Lending Fees                             15             --             --             --             --             --
  Distribution Fees
    Class A                                         94             22              8            147             89             78
    Class B                                        254            776              8            229            290            250
    Class C                                        403             76             11            381            265             52
  Amortization of Organizational Costs               6             13              6              2              2             31
  Blue Sky Fees                                     32             16             24             55             41             68
  Country Tax Expense                               --             --             --             47             --             --
  Interest Expense                                  --             --              2             52             --             --
  Other                                              8             --              1              8              2              1
  Expenses Reimbursed by Adviser                    --             --            (49)            --             --             --
                                          ------------   ------------          -----   ------------   ------------   ------------
    Net Expenses                                 2,269          2,220             88          2,800          1,794          1,135
                                          ------------   ------------          -----   ------------   ------------   ------------
Net Investment Income (Loss)                       262            312            176         (1,530)          (461)           395
                                          ------------   ------------          -----   ------------   ------------   ------------
NET REALIZED GAIN (LOSS) ON:
  Investments                                   13,773             --           (104)       (79,275)        14,491            452
  Foreign Currency Transactions                    871            640             31            144             --             --
  Futures                                           88
  Securities Sold Short                             --             --             --             --             --             --
                                          ------------   ------------          -----   ------------   ------------   ------------
    Net Realized Gain (Loss)                    14,732            640            (73)       (79,131)        14,491            452
                                          ------------   ------------          -----   ------------   ------------   ------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                  (16,845)        (4,859)            70        (69,450)         2,398         (1,542)
  Foreign Currency Translations                    498            136             41            591             --             --
  Futures and Swaps                                479
  Securities Sold Short                             --             --             --             --             --             --
                                          ------------   ------------          -----   ------------   ------------   ------------
    Change in Unrealized Appreciation/
      Depreciation                             (15,868)        (4,723)           111        (68,859)         2,398         (1,542)
                                          ------------   ------------          -----   ------------   ------------   ------------
Net Realized Gain (Loss) and Change in
  Unrealized Appreciation/Depreciation          (1,136)        (4,083)            38       (147,990)        16,889         (1,090)
                                          ------------   ------------          -----   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $       (874)  $     (3,771)  $        214   $   (149,520)  $     16,428   $       (695)
                                          ------------   ------------          -----   ------------   ------------   ------------
                                          ------------   ------------          -----   ------------   ------------   ------------


                                             WORLDWIDE          LATIN
                                           HIGH INCOME       AMERICAN
                                                  FUND           FUND
                                            SIX MONTHS     SIX MONTHS
                                                 ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,
                                                  1997           1997
                                                 (000)          (000)
----------------------------------------
INVESTMENT INCOME:
  Dividends                               $         86   $        686
  Interest                                      10,655            116
  Security Lending                                  --             --
  Less Foreign Taxes Withheld                       --             --
                                          ------------   ------------
    Total Income                                10,741            802
                                          ------------   ------------
EXPENSES:
  Investment Advisory Fees                         850            767
  Less: Fees Waived                                 --           (100)
                                          ------------   ------------
  Net Investment Advisory Fees                     850            667
  Administrative Fees                              285            179
  Custodian Fees                                    12            136
  Filing and Registration Fees                      12              1
  Directors' Fees and Expenses                       2              1
  Professional Fees                                 21             20
  Shareholder Reports                               57             47
  Transfer Agent Fees                               43             36
  Security Lending Fees                             --             --
  Distribution Fees
    Class A                                        105             94
    Class B                                        473            123
    Class C                                        238            116
  Amortization of Organizational Costs               2              2
  Blue Sky Fees                                     46             44
  Country Tax Expense                               --            120
  Interest Expense                                  15              4
  Other                                             10              5
  Expenses Reimbursed by Adviser                    --             --
                                          ------------   ------------
    Net Expenses                                 2,171          1,595
                                          ------------   ------------
Net Investment Income (Loss)                     8,570           (793)
                                          ------------   ------------
NET REALIZED GAIN (LOSS) ON:
  Investments                                   11,335          7,053
  Foreign Currency Transactions                    199           (338)
  Futures
  Securities Sold Short                             --             --
                                          ------------   ------------
    Net Realized Gain (Loss)                    11,534          6,715
                                          ------------   ------------
CHANGE IN UNREALIZED APPRECIATION/DEPREC
  Investments                                  (14,249)       (12,183)
  Foreign Currency Translations                    (76)            --
  Futures and Swaps
  Securities Sold Short                             --             --
                                          ------------   ------------
    Change in Unrealized Appreciation/
      Depreciation                             (14,325)       (12,183)
                                          ------------   ------------
Net Realized Gain (Loss) and Change in
  Unrealized Appreciation/Depreciation          (2,791)        (5,468)
                                          ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $      5,779   $     (6,261)
                                          ------------   ------------
                                          ------------   ------------

---------------

*    Commencement of operations

                                                         -----------------------
                                                                    93
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                  (UNAUDITED)  (CONT.)

                                                                                                                         GOVERNMENT
                                              EMERGING     AGGRESSIVE      U.S. REAL     HIGH YIELD                     OBLIGATIONS
                                          MARKETS FUND    EQUITY FUND    ESTATE FUND           FUND    INTERNATIONAL   MONEY MARKET
                                            SIX MONTHS     SIX MONTHS     SIX MONTHS     SIX MONTHS      MAGNUM FUND       FUND SIX
                                                 ENDED          ENDED          ENDED          ENDED       SIX MONTHS   MONTHS ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   ENDED DECEMBER   DECEMBER 31,
                                                  1997           1997           1997           1997         31, 1997           1997
                                                 (000)          (000)          (000)          (000)            (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                               $      1,796   $        361   $        568   $         39   $          472   $         --
  Interest                                         408             88             67            941              332          2,295
  Security Lending                                  --             --             --             --               --             --
  Less Foreign Taxes Withheld                      (97)            --             --             --              (57)            --
                                          ------------   ------------         ------         ------          -------         ------
    Total Income                                 2,107            449            635            980              747          2,295
                                          ------------   ------------         ------         ------          -------         ------
EXPENSES:
  Investment Advisory Fees                       1,383            378            158             85              289            183
  Less: Fees Waived                               (208)          (125)           (96)           (76)             (69)          (115)
                                          ------------   ------------         ------         ------          -------         ------
  Net Investment Advisory Fees                   1,175            253             62              9              220             68
  Administrative Fees                              293            106             41             29               97             41
  Custodian Fees                                   421             21             27              8               71             16
  Filing and Registration Fees                       8              5              2             --               12             --
  Directors' Fees and Expenses                       4              1             --             --                1              1
  Professional Fees                                 23             16              9              9               16             10
  Shareholder Reports                               61             38             27             33               34             29
  Transfer Agent Fees                               50             28             11              8               21             --
  Security Lending Fees                             --             --             --             --               --             --
  Distribution Fees
    Class A                                        148             34             23             10               41            202
    Class B                                        236            232             50             51              144             --
    Class C                                        278             48             17             21               51             --
  Amortization of Organizational Costs               2              5              8              3                4             --
  Blue Sky Fees                                     59             50             18             12               27             56
  Country Tax Expense                               36             --             --             --               --             --
  Interest Expense                                  21             --             --             --               --             --
  Other                                             13              2             --              2                1              1
  Expenses Reimbursed by Adviser                    --             --             --             --               --             --
                                          ------------   ------------         ------         ------          -------         ------
    Net Expenses                                 2,828            839            295            195              740            424
                                          ------------   ------------         ------         ------          -------         ------
Net Investment Income (Loss)                      (721)          (390)           340            785                7          1,871
                                          ------------   ------------         ------         ------          -------         ------
NET REALIZED GAIN (LOSS) ON:
  Investments                                   (3,530)        11,143          1,693            679             (476)            (1)
  Foreign Currency Transactions                    489             --             --             --               50             --
  Futures
  Securities Sold Short                             --           (327)            --             --               --             --
                                          ------------   ------------         ------         ------          -------         ------
    Net Realized Gain (Loss)                    (3,041)        10,816          1,693            679             (426)            (1)
                                          ------------   ------------         ------         ------          -------         ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                  (51,389)         1,924          1,861           (164)          (6,541)            --
  Foreign Currency Translations                    476             --             --             --              551             --
  Futures and Swaps                               (581)
  Securities Sold Short                             --            251             --             --               --             --
                                          ------------   ------------         ------         ------          -------         ------
    Change in Unrealized
      Appreciation/Depreciation                (51,494)         2,175          1,861           (164)          (5,990)            --
                                          ------------   ------------         ------         ------          -------         ------
Net Realized Gain (Loss) and Change in
  Unrealized Appreciation/Depreciation         (54,535)        12,991          3,554            515           (6,416)            (1)
                                          ------------   ------------         ------         ------          -------         ------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $    (55,256)  $     12,601   $      3,894   $      1,300   $       (6,409)  $      1,870
                                          ------------   ------------         ------         ------          -------         ------
                                          ------------   ------------         ------         ------          -------         ------


                                          MONEY MARKET
                                              FUND SIX
                                          MONTHS ENDED
                                          DECEMBER 31,
                                                  1997
                                                 (000)
----------------------------------------
INVESTMENT INCOME:
  Dividends                               $         --
  Interest                                       5,451
  Security Lending                                  --
  Less Foreign Taxes Withheld                       --
                                                ------
    Total Income                                 5,451
                                                ------
EXPENSES:
  Investment Advisory Fees                         419
  Less: Fees Waived                               (122)
                                                ------
  Net Investment Advisory Fees                     297
  Administrative Fees                               91
  Custodian Fees                                    30
  Filing and Registration Fees                      44
  Directors' Fees and Expenses                       1
  Professional Fees                                 10
  Shareholder Reports                               27
  Transfer Agent Fees                               --
  Security Lending Fees                             --
  Distribution Fees
    Class A                                        470
    Class B                                         --
    Class C                                         --
  Amortization of Organizational Costs              --
  Blue Sky Fees                                     38
  Country Tax Expense                               --
  Interest Expense                                  --
  Other                                              3
  Expenses Reimbursed by Adviser                    --
                                                ------
    Net Expenses                                 1,011
                                                ------
Net Investment Income (Loss)                     4,440
                                                ------
NET REALIZED GAIN (LOSS) ON:
  Investments                                        6
  Foreign Currency Transactions                     --
  Futures
  Securities Sold Short                             --
                                                ------
    Net Realized Gain (Loss)                         6
                                                ------
CHANGE IN UNREALIZED APPRECIATION/DEPREC
  Investments                                       --
  Foreign Currency Translations                     --
  Futures and Swaps                                 --
  Securities Sold Short                             --
                                                ------
    Change in Unrealized
      Appreciation/Depreciation                     --
                                                ------
Net Realized Gain (Loss) and Change in
  Unrealized Appreciation/Depreciation               6
                                                ------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $      4,446
                                                ------
                                                ------

---------------

*    Commencement of operations

--------------
          94
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                         GLOBAL EQUITY ALLOCATION FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED          YEAR ENDED
                                                     DECEMBER 31, 1997       JUNE 30, 1997
                                                                 (000)               (000)
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       262         $       245
  Net Realized Gain                                             14,732              13,170
  Change in Unrealized Appreciation/Depreciation               (15,868)             17,251
                                                            ----------          ----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                               (874)             30,666
                                                            ----------          ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                       (1,628)             (2,358)
  Class B                                                       (1,028)               (759)
  Class C                                                       (1,187)             (2,093)
                                                            ----------          ----------
                                                                (3,843)             (5,210)
                                                            ----------          ----------
  Net Realized Gain:
  Class A                                                       (8,369)             (2,101)
  Class B                                                       (6,610)               (751)
  Class C                                                       (9,026)             (2,262)
                                                            ----------          ----------
                                                               (24,005)             (5,114)
                                                            ----------          ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (27,848)            (10,324)
                                                            ----------          ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    47,868              54,525
  Distributions Reinvested                                      26,341               9,826
  Redeemed                                                     (22,084)            (36,345)
                                                            ----------          ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  52,125              28,006
                                                            ----------          ----------
  Total Increase in Net Assets                                  23,403              48,348
NET ASSETS -- Beginning of Period                              189,865             141,517
                                                            ----------          ----------
NET ASSETS -- End of Period (Including
  undistributed (distributions in excess of) net
  investment income of $(915) and $2,666,
  respectively)                                            $   213,268         $   189,865
                                                            ----------          ----------
                                                            ----------          ----------
------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    749               1,091
     Distributions Reinvested                                      658                 293
     Redeemed                                                     (593)             (1,314)
                                                            ----------          ----------
   Net Increase in Class A Shares Outstanding                      814                  70
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed                                            $    12,383         $    16,569
     Distributions Reinvested                                    9,235               4,157
     Redeemed                                                   (9,651)            (19,605)
                                                            ----------          ----------
   Net Increase                                            $    11,967         $     1,121
                                                            ----------          ----------
                                                            ----------          ----------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,483               1,444
     Distributions Reinvested                                      533                 106
     Redeemed                                                     (219)               (160)
                                                            ----------          ----------
   Net Increase in Class B Shares Outstanding                    1,797               1,390
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed                                            $    23,968         $    21,138
     Distributions Reinvested                                    7,277               1,475
     Redeemed                                                   (3,518)             (2,336)
                                                            ----------          ----------
   Net Increase                                            $    27,727         $    20,277
                                                            ----------          ----------
                                                            ----------          ----------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    714               1,160
     Distributions Reinvested                                      713                 300
     Redeemed                                                     (553)               (995)
                                                            ----------          ----------
   Net Increase in Class C Shares Outstanding                      874                 465
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed                                            $    11,517         $    16,818
     Distributions Reinvested                                    9,829               4,194
     Redeemed                                                   (8,915)            (14,404)
                                                            ----------          ----------
   Net Increase                                            $    12,431         $     6,608
                                                            ----------          ----------
                                                            ----------          ----------
------------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    95
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND
                                  (UNAUDITED)

                                                       OCTOBER 29, 1997* TO
                                                          DECEMBER 31, 1997
                                                                      (000)
---------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                       $         312
  Net Realized Gain                                                     640
  Change in Unrealized Appreciation /Depreciation                    (4,723)
                                                                 ----------
  Net Decrease in Net Assets Resulting from
    Operations                                                       (3,771)
                                                                 ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                               (88)
  Class B                                                              (188)
  Class C                                                               (18)
                                                                 ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                                      (294)
                                                                 ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                        575,992
  Distributions Reinvested                                              276
  Redeemed                                                           (3,565)
                                                                 ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                      572,703
                                                                 ----------
  Total Increase in Net Assets                                      568,638
NET ASSETS -- Beginning of Period                                        --
                                                                 ----------
NET ASSETS -- End of Period (Including
  undistributed net investment income of $18)                 $     568,638
                                                                 ----------
                                                                 ----------
---------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                       5,643
     Distributions Reinvested                                             8
     Redeemed                                                           (61)
                                                                 ----------
   Net Increase in Class A Shares Outstanding                         5,590
                                                                 ----------
                                                                 ----------
   Dollars:
     Subscribed                                               $      56,243
     Distributions Reinvested                                            78
     Redeemed                                                          (603)
                                                                 ----------
   Net Increase                                               $      55,718
                                                                 ----------
                                                                 ----------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                      47,373
     Distributions Reinvested                                            18
     Redeemed                                                          (203)
                                                                 ----------
   Net Increase in Class B Shares Outstanding                        47,188
                                                                 ----------
                                                                 ----------
   Dollars:
     Subscribed                                               $     472,648
     Distributions Reinvested                                           180
     Redeemed                                                        (1,986)
                                                                 ----------
   Net Increase                                               $     470,842
                                                                 ----------
                                                                 ----------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                       4,721
     Distributions Reinvested                                             2
     Redeemed                                                          (100)
                                                                 ----------
   Net Increase in Class C Shares Outstanding                         4,623
                                                                 ----------
                                                                 ----------
   Dollars:
     Subscribed                                               $      47,101
     Distributions Reinvested                                            18
     Redeemed                                                          (976)
                                                                 ----------
   Net Increase                                               $      46,143
                                                                 ----------
                                                                 ----------

-----------------

  *  Commencement of operations

--------------------------------------------------------------------------------

-----------
          96
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                            GLOBAL FIXED INCOME FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       176         $    436
  Net Realized Gain (Loss)                                         (73)             111
  Change in Unrealized Appreciation/Depreciation                   111              (84)
                                                               -------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                     214              463
                                                               -------  ---------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (123)            (218)
  Class B                                                          (27)             (46)
  Class C                                                          (38)             (74)
  In Excess of Net Investment Income:
  Class A                                                           --              (41)
  Class B                                                           --               (9)
  Class C                                                           --              (14)
                                                               -------  ---------------
                                                                  (188)            (402)
                                                               -------  ---------------
  Net Realized Gain:
  Class A                                                          (30)              --
  Class B                                                           (8)              --
  Class C                                                          (11)              --
                                                               -------  ---------------
                                                                   (49)              --
                                                               -------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (237)            (402)
                                                               -------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                       965            4,760
  Distributions Reinvested                                         213              335
  Redeemed                                                      (2,230)          (6,304)
                                                               -------  ---------------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                  (1,052)          (1,209)
                                                               -------  ---------------
  Total Decrease in Net Assets                                  (1,075)          (1,148)
NET ASSETS -- Beginning of Period                               10,568           11,716
                                                               -------  ---------------
NET ASSETS -- End of Period (Including
  distributions in excess of net investment income
  of $(75) and $(63), respectively)                        $     9,493         $ 10,568
                                                               -------  ---------------
                                                               -------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
  --------------------
  Shares:
    Subscribed                                                      44              256
    Distributions Reinvested                                        15               22
    Redeemed                                                      (114)            (382)
                                                               -------  ---------------
  Net Decrease in Class A Shares Outstanding                       (55)            (104)
                                                               -------  ---------------
                                                               -------  ---------------
  Dollars:
    Subscribed                                             $       440         $  2,529
    Distributions Reinvested                                       146              225
    Redeemed                                                    (1,133)          (3,839)
                                                               -------  ---------------
  Net Decrease                                             $      (547)        $ (1,085)
                                                               -------  ---------------
                                                               -------  ---------------
  Class B:
  --------------------
  Shares:
    Subscribed                                                      26              100
    Distributions Reinvested                                         3                4
    Redeemed                                                       (46)             (76)
                                                               -------  ---------------
  Net Increase (Decrease) in Class B Shares
    Outstanding                                                    (17)              28
                                                               -------  ---------------
                                                               -------  ---------------
  Dollars:
    Subscribed                                             $       263         $    999
    Distributions Reinvested                                        28               41
    Redeemed                                                      (459)            (758)
                                                               -------  ---------------
  Net Increase (Decrease)                                  $      (168)        $    282
                                                               -------  ---------------
                                                               -------  ---------------
  Class C:
  --------------------
  Shares:
    Subscribed                                                      26              123
    Distributions Reinvested                                         4                7
    Redeemed                                                       (64)            (170)
                                                               -------  ---------------
  Net Decrease in Class C Shares Outstanding                       (34)             (40)
                                                               -------  ---------------
                                                               -------  ---------------
  Dollars:
    Subscribed                                             $       262         $  1,232
    Distributions Reinvested                                        39               69
    Redeemed                                                      (638)          (1,707)
                                                               -------  ---------------
  Net Decrease                                             $      (337)        $   (406)
                                                               -------  ---------------
                                                               -------  ---------------
---------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    97
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                               ASIAN GROWTH FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                    $    (1,530)        $ (2,748)
  Net Realized Gain (Loss)                                     (79,131)          (4,804)
  Change in Unrealized of
    Appreciation/Depreciation                                  (68,859)          (2,619)
                                                            ----------  ---------------
  Net (Decrease) in Net Assets Resulting from
    Operations                                                (149,520)         (10,171)
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A                                                         (135)             (33)
  Class B                                                          (60)             (10)
  Class C                                                          (84)             (24)
  In Excess of Net Realized Gain:
  Class A                                                           --           (4,110)
  Class B                                                           --           (1,274)
  Class C                                                           --           (3,072)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (279)          (8,523)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    51,643          114,562
  Distributions Reinvested                                         258            8,035
  Redeemed                                                    (125,261)        (220,149)
                                                            ----------  ---------------
Net (Decrease) in Net Assets Resulting from
  Capital Share Transactions                                   (73,360)         (97,552)
                                                            ----------  ---------------
Total (Decrease) in Net Assets                                (223,159)        (116,246)
NET ASSETS -- Beginning of Period                              352,686          468,932
                                                            ----------  ---------------
NET ASSETS -- End of Period (Including net
  investment loss of $(2,683) and $(1,153),
  respectively)                                            $   129,527         $352,686
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  3,200            4,724
     Distributions Reinvested                                       15              243
     Redeemed                                                   (6,061)          (8,877)
                                                            ----------  ---------------
   Net Decrease in Class A Shares Outstanding                   (2,846)          (3,910)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    35,434         $ 77,015
     Distributions Reinvested                                      125            3,930
     Redeemed                                                  (74,289)        (144,501)
                                                            ----------  ---------------
   Net Decrease                                            $   (38,730)        $(63,556)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                    885            1,466
     Distributions Reinvested                                        7               77
     Redeemed                                                   (1,349)            (803)
                                                            ----------  ---------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                                  (457)             740
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $     9,957         $ 23,406
     Distributions Reinvested                                       55            1,210
     Redeemed                                                  (15,713)         (12,628)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $    (5,701)        $ 11,988
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    616              883
     Distributions Reinvested                                       10              184
     Redeemed                                                   (2,987)          (3,989)
                                                            ----------  ---------------
   Net Decrease in Class C Shares Outstanding                   (2,361)          (2,922)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $     6,252         $ 14,140
     Distributions Reinvested                                       78            2,895
     Redeemed                                                  (35,259)         (63,019)
                                                            ----------  ---------------
   Net Decrease                                            $   (28,929)        $(45,984)
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

-----------
          98
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                              AMERICAN VALUE FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                             $      (461)        $    424
  Net Realized Gain                                             14,491            6,719
  Change in Unrealized Appreciation /Depreciation                2,398            7,544
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                  16,428           14,687
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (122)            (309)
  Class B                                                          (28)             (25)
  Class C                                                          (26)            (133)
  In Excess of Net Investment Income:
  Class A                                                           --               (1)
                                                            ----------  ---------------
                                                                  (176)            (468)
                                                            ----------  ---------------
  Net Realized Gain:
  Class A                                                       (5,303)          (1,555)
  Class B                                                       (5,203)            (209)
  Class C                                                       (3,628)          (1,482)
                                                            ----------  ---------------
                                                               (14,134)          (3,246)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (14,310)          (3,714)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   215,106           38,027
  Distributions Reinvested                                      12,507            3,292
  Redeemed                                                     (24,569)         (13,557)
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 203,044           27,762
                                                            ----------  ---------------
  Total Increase in Net Assets                                 205,162           38,735
NET ASSETS -- Beginning of Period                               82,087           43,352
                                                            ----------  ---------------
NET ASSETS -- End of Period (Including
  distributions in excess of net investment income
  of $(638) and $(1), respectively)                        $   287,249         $ 82,087
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  4,128            1,025
     Distributions Reinvested                                      269              119
     Redeemed                                                     (846)            (538)
                                                            ----------  ---------------
   Net Increase in Class A Shares Outstanding                    3,551              606
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    82,860         $ 16,463
     Distributions Reinvested                                    5,049            1,785
     Redeemed                                                  (16,781)          (8,501)
                                                            ----------  ---------------
   Net Increase                                            $    71,128         $  9,747
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  4,691              714
     Distributions Reinvested                                      239               15
     Redeemed                                                     (258)             (27)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                    4,672              702
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    93,977         $ 11,773
     Distributions Reinvested                                    4,461              228
     Redeemed                                                   (5,093)            (420)
                                                            ----------  ---------------
   Net Increase                                            $    93,345         $ 11,581
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  1,910              623
     Distributions Reinvested                                      160               85
     Redeemed                                                     (137)            (312)
                                                            ----------  ---------------
   Net Increase in Class C Shares Outstanding                    1,933              396
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    38,269         $  9,791
     Distributions Reinvested                                    2,997            1,279
     Redeemed                                                   (2,695)          (4,636)
                                                            ----------  ---------------
   Net Increase                                            $    38,571         $  6,434
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    99
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                   VALUE FUND
                                  (UNAUDITED)

                                                      JULY 7, 1997* TO
                                                     DECEMBER 31, 1997
                                                                 (000)
----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       395
  Net Realized Gain                                                452
  Change in Unrealized Appreciation /Depreciation               (1,542)
                                                            ----------
  Net Decrease in Net Assets Resulting from
    Operations                                                    (695)
                                                            ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (305)
  Class B                                                          (76)
  Class C                                                          (21)
                                                            ----------
                                                                  (402)
                                                            ----------
  Net Realized Gain:
  Class A                                                         (502)
  Class B                                                         (431)
  Class C                                                          (95)
                                                            ----------
                                                                (1,028)
                                                            ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (1,430)
                                                            ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   220,549
  Distributions Reinvested                                       1,274
  Redeemed                                                      (9,419)
                                                            ----------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                 212,404
                                                            ----------
  Total Increase in Net Assets                                 210,279
NET ASSETS -- Beginning of Period                                   --
                                                            ----------
NET ASSETS -- End of Period (Including
  distributions in excess of net investment income
  of $(7))                                                 $   210,279
                                                            ----------
                                                            ----------
----------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                 10,704
     Distributions Reinvested                                       75
     Redeemed                                                     (613)
                                                            ----------
   Net Increase in Class A Shares Outstanding                   10,166
                                                            ----------
                                                            ----------
   Dollars:
     Subscribed                                            $   109,270
     Distributions Reinvested                                      748
     Redeemed                                                   (6,257)
                                                            ----------
   Net Increase                                            $   103,761
                                                            ----------
                                                            ----------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  8,926
     Distributions Reinvested                                       43
     Redeemed                                                     (236)
                                                            ----------
   Net Increase in Class B Shares Outstanding                    8,733
                                                            ----------
                                                            ----------
   Dollars:
     Subscribed                                            $    90,944
     Distributions Reinvested                                      429
     Redeemed                                                   (2,401)
                                                            ----------
   Net Increase                                            $    88,972
                                                            ----------
                                                            ----------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                  1,996
     Distributions Reinvested                                       10
     Redeemed                                                      (75)
                                                            ----------
   Net Increase in Class C Shares Outstanding                    1,931
                                                            ----------
                                                            ----------
   Dollars:
     Subscribed                                            $    20,335
     Distributions Reinvested                                       97
     Redeemed                                                     (761)
                                                            ----------
   Net Increase                                            $    19,671
                                                            ----------
                                                            ----------
----------------------------------------------------------------------
* Commencement of operations

-----------
         100
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                           WORLDWIDE HIGH INCOME FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     8,570         $ 13,435
  Net Realized Gain                                             11,534            9,362
  Change in Unrealized Appreciation /Depreciation              (14,325)          14,412
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                   5,779           37,209
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                       (3,124)          (5,678)
  Class B                                                       (3,343)          (4,269)
  Class C                                                       (1,667)          (3,020)
                                                            ----------  ---------------
                                                                (8,134)         (12,967)
                                                            ----------  ---------------
  Realized Gain:
  Class A                                                       (6,916)          (2,320)
  Class B                                                       (8,787)          (1,708)
  Class C                                                       (4,231)          (1,293)
                                                            ----------  ---------------
                                                               (19,934)          (5,321)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (28,068)         (18,288)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   107,519          133,028
  Distributions Reinvested                                      20,147           11,818
  Redeemed                                                     (65,777)         (63,040)
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  61,889           81,806
                                                            ----------  ---------------
  Total Increase in Net Assets                                  39,600          100,727
NET ASSETS -- Beginning of Period                              196,488           95,761
                                                            ----------  ---------------
NET ASSETS -- End of Period (Including
  undistributed net investment income of $747 and
  $311, respectively)                                      $   236,088         $196,488
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  3,723            5,082
     Distributions Reinvested                                      580              423
     Redeemed                                                   (3,342)          (3,469)
                                                            ----------  ---------------
   Net Increase in Class A Shares Outstanding                      961            2,036
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    53,448         $ 67,886
     Distributions Reinvested                                    7,700            5,651
     Redeemed                                                  (47,987)         (46,537)
                                                            ----------  ---------------
   Net Increase                                            $    13,161         $ 27,000
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  2,829            3,787
     Distributions Reinvested                                      604              246
     Redeemed                                                     (912)            (622)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                    2,521            3,411
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    40,592         $ 50,939
     Distributions Reinvested                                    7,924            3,287
     Redeemed                                                  (12,982)          (8,415)
                                                            ----------  ---------------
   Net Increase                                            $    35,534         $ 45,811
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    932            1,057
     Distributions Reinvested                                      344              217
     Redeemed                                                     (336)            (596)
                                                            ----------  ---------------
   Net Increase in Class C Shares Outstanding                      940              678
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    13,479         $ 14,203
     Distributions Reinvested                                    4,522            2,880
     Redeemed                                                   (4,807)          (8,088)
                                                            ----------  ---------------
   Net Increase                                            $    13,194         $  8,995
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    101
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                              LATIN AMERICAN FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                    $      (793)        $   (131)
  Net Realized Gain                                              6,715           13,981
  Change in Unrealized Appreciation/Depreciation               (12,183)          10,200
                                                            ----------  ---------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                             (6,261)          24,050
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                           --             (117)
  Class B                                                           --              (17)
  Class C                                                           --              (13)
                                                            ----------  ---------------
                                                                    --             (147)
                                                            ----------  ---------------
  Net Realized Gain:
  Class A                                                      (12,606)          (2,192)
  Class B                                                       (5,784)            (359)
  Class C                                                       (4,438)            (727)
                                                            ----------  ---------------
                                                               (22,828)          (3,278)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (22,828)          (3,425)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    93,970          114,111
  Distributions Reinvested                                      20,741            3,304
  Redeemed                                                     (85,469)         (46,502)
                                                            ----------  ---------------
  Net Increase in Net Assets Resulitng from
    Capital Share Transactions                                  29,242           70,913
                                                            ----------  ---------------
  Total Increase in Net Assets                                     153           91,538
NET ASSETS -- Beginning of Period                              119,060           27,522
                                                            ----------  ---------------
NET ASSETS -- End of Period (Including
  undistributed (distribution in excess of) net
  investment income of $(804) and $(11),
  respectively)                                            $   119,213         $119,060
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  3,418            6,162
     Distributions Reinvested                                      941              187
     Redeemed                                                   (4,250)          (2,975)
                                                            ----------  ---------------
   Net Increase in Class A Shares Outstanding                      109            3,374
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    58,970         $ 90,337
     Distributions Reinvested                                   11,770            2,243
     Redeemed                                                  (71,904)         (41,558)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $    (1,164)        $ 51,022
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,185              752
     Distributions Reinvested                                      445               30
     Redeemed                                                     (209)            (104)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                    1,421              678
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    20,193         $ 11,139
     Distributions Reinvested                                    5,385              353
     Redeemed                                                   (3,340)          (1,385)
                                                            ----------  ---------------
   Net Increase                                            $    22,238         $ 10,107
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    876              856
     Distributions Reinvested                                      296               60
     Redeemed                                                     (629)            (266)
                                                            ----------  ---------------
   Net Increase in Class C Shares Outstanding                      543              650
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    14,807         $ 12,635
     Distributions Reinvested                                    3,586              708
     Redeemed                                                  (10,225)          (3,559)
                                                            ----------  ---------------
   Net Increase                                            $     8,168         $  9,784
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

-----------
         102
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                             EMERGING MARKETS FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment (Loss)                                    $      (721)        $   (538)
  Net Realized Gain (Loss)                                      (3,041)          14,993
  Change in Unrealized Appreciation/Depreciation               (51,494)           7,475
                                                            ----------  ---------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                            (55,256)          21,930
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                           --             (291)
  Class B                                                           --              (52)
  Class C                                                           --              (44)
                                                            ----------  ---------------
                                                                    --             (387)
                                                            ----------  ---------------
  Net Realized Gain:
  Class A                                                       (8,584)            (871)
  Class B                                                       (4,292)            (182)
  Class C                                                       (3,969)            (503)
                                                            ----------  ---------------
                                                               (16,845)          (1,556)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (16,845)          (1,943)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   115,227          133,953
  Distributions Reinvested                                      15,915            1,855
  Redeemed                                                     (93,844)        (111,716)
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  37,298           24,092
                                                            ----------  ---------------
  Total Increase (Decrease) in Net Assets                      (34,803)          44,079
NET ASSETS -- Beginning of Period                              212,946          168,867
                                                            ----------  ---------------
NET ASSETS -- End of Period (Including
  distributions in excess of net investment of
  $(1,380) and $(659), respectively)                       $   178,143         $212,946
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  6,511            7,637
     Distributions Reinvested                                      891              104
     Redeemed                                                   (6,134)          (8,424)
                                                            ----------  ---------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                 1,268             (683)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    78,917         $ 89,680
     Distributions Reinvested                                    8,101            1,103
     Redeemed                                                  (73,618)         (96,827)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $    13,400         $ (6,044)
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  2,075            2,028
     Distributions Reinvested                                      457               20
     Redeemed                                                     (531)            (205)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                    2,001            1,843
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    26,980         $ 23,982
     Distributions Reinvested                                    4,064              223
     Redeemed                                                   (5,896)          (2,355)
                                                            ----------  ---------------
   Net Increase                                            $    25,148         $ 21,850
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C
   ---------------------
   Shares:
     Subscribed                                                    720            1,753
     Distributions Reinvested                                      421               51
     Redeemed                                                   (1,268)          (1,086)
                                                            ----------  ---------------
   Net Increase (Decrease) in Class C Shares
     Outstanding                                                  (127)             718
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $     9,330         $ 20,292
     Distributions Reinvested                                    3,750              528
     Redeemed                                                  (14,330)         (12,534)
                                                            ----------  ---------------
   Net Increase (Decrease)                                 $    (1,250)        $  8,286
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    103
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                             AGGRESSIVE EQUITY FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net Investment (Loss)                                      $      (390)        $   (135)
Net Realized Gain                                               10,816            3,674
Change in Unrealized Appreciation/Depreciation                   2,175            3,205
                                                            ----------          -------
Net Increase in Net Assets Resulting from
  Operations                                                    12,601            6,744
                                                            ----------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                           --              (16)
  Class B                                                           --               (5)
  Class C                                                           --               (5)
                                                            ----------          -------
                                                                    --              (26)
                                                            ----------          -------
  Net Realized Gain:
  Class A                                                       (3,187)            (711)
  Class B                                                       (5,696)            (452)
  Class C                                                       (1,157)            (439)
                                                            ----------          -------
                                                               (10,040)          (1,602)
                                                            ----------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (10,040)          (1,628)
                                                            ----------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    41,232           57,588
  Distributions Reinvested                                       9,563            1,037
  Redeemed                                                     (13,404)          (7,818)
                                                            ----------          -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  37,391           50,807
                                                            ----------          -------
  Total Increase in Net Assets                                  39,952           55,923
NET ASSETS -- Beginning of Period                               66,313           10,390
                                                            ----------          -------
NET ASSETS -- End of Period (Including
  undistributed (distributions in excess of) net
  investment income of $(390) and $0,
  respectively.)                                           $   106,265         $ 66,313
                                                            ----------          -------
                                                            ----------          -------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    786            1,309
     Distributions Reinvested                                      177               35
     Redeemed                                                     (286)            (392)
                                                            ----------          -------
   Net Increase in Class A Shares Outstanding                      677              952
                                                            ----------          -------
                                                            ----------          -------
   Dollars:
     Subscribed                                            $    14,243         $ 20,966
     Distributions Reinvested                                    3,064              522
     Redeemed                                                   (5,151)          (6,373)
                                                            ----------          -------
     Net Increase                                          $    12,156         $ 15,115
                                                            ----------          -------
                                                            ----------          -------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,254            1,905
     Distributions Reinvested                                      314               18
     Redeemed                                                     (269)             (51)
                                                            ----------          -------
   Net Increase in Class B Shares Outstanding                    1,299            1,872
                                                            ----------          -------
                                                            ----------          -------
   Dollars:
     Subscribed                                            $    22,628         $ 30,344
     Distributions Reinvested                                    5,363              262
     Redeemed                                                   (4,869)            (818)
                                                            ----------          -------
   Net Increase                                            $    23,122         $ 29,788
                                                            ----------          -------
                                                            ----------          -------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    240              404
     Distributions Reinvested                                       67               17
     Redeemed                                                     (192)             (42)
                                                            ----------          -------
   Net Increase in Class C Shares Outstanding                      115              379
                                                            ----------          -------
                                                            ----------          -------
   Dollars:
     Subscribed                                            $     4,361         $  6,278
     Distributions Reinvested                                    1,136              252
     Redeemed                                                   (3,384)            (626)
                                                            ----------          -------
   Net Increase                                            $     2,113         $  5,904
                                                            ----------          -------
                                                            ----------          -------
---------------------------------------------------------------------------------------

-----------
         104
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                             U.S. REAL ESTATE FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       340         $    280
  Net Realized Gain                                              1,693            2,077
  Change in Unrealized Appreciation/Depreciation                 1,861            1,622
                                                               -------          -------
  Net Increase in Net Assets Resulting from
    Operations                                                   3,894            3,979
                                                               -------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (246)            (162)
  Class B                                                         (106)             (57)
  Class C                                                          (32)             (31)
                                                               -------          -------
                                                                  (384)            (250)
                                                               -------          -------
  Net Realized Gain:
  Class A                                                       (1,796)            (100)
  Class B                                                       (1,083)             (71)
  Class C                                                         (334)             (48)
                                                               -------          -------
                                                                (3,213)            (219)
                                                               -------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (3,597)            (469)
                                                               -------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    17,674           23,984
  Distributions Reinvested                                       3,326              268
  Redeemed                                                      (8,171)          (9,254)
                                                               -------          -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  12,829           14,998
                                                               -------          -------
  Total Increase in Net Assets                                  13,126           18,508
NET ASSETS -- Beginning of Period                               24,316            5,808
                                                               -------          -------
NET ASSETS -- End of Period (Including
  undistributed net investment income of $12 and
  $55, respectively.)                                      $    37,442         $ 24,316
                                                               -------          -------
                                                               -------          -------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    603            1,003
     Distributions Reinvested                                      118               13
     Redeemed                                                     (389)            (257)
                                                               -------          -------
   Net Increase in Class A Shares Outstanding                      332              759
                                                               -------          -------
                                                               -------          -------
   Dollars:
     Subscribed                                            $    10,309         $ 15,148
     Distributions Reinvested                                    1,916              187
     Redeemed                                                   (6,525)          (3,998)
                                                               -------          -------
   Net Increase                                            $     5,700         $ 11,337
                                                               -------          -------
                                                               -------          -------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                    319              441
     Distributions Reinvested                                       66                4
     Redeemed                                                      (57)            (185)
                                                               -------          -------
   Net Increase in Class B Shares Outstanding                      328              260
                                                               -------          -------
                                                               -------          -------
   Dollars:
     Subscribed                                            $     5,549         $  6,607
     Distributions Reinvested                                    1,069               54
     Redeemed                                                   (1,004)          (2,916)
                                                               -------          -------
   Net Increase                                            $     5,614         $  3,745
                                                               -------          -------
                                                               -------          -------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    104              150
     Distributions Reinvested                                       21                2
     Redeemed                                                      (36)            (149)
                                                               -------          -------
   Net Increase in Class C Shares Outstanding                       89                3
                                                               -------          -------
                                                               -------          -------
   Dollars:
     Subscribed                                            $     1,816         $  2,229
     Distributions Reinvested                                      341               26
     Redeemed                                                     (642)          (2,339)
                                                               -------          -------
   Net Increase (Decrease)                                 $     1,515         $    (84)
                                                               -------          -------
                                                               -------          -------
---------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    105
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                HIGH YIELD FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       785         $  1,246
  Net Realized Gain                                                679              312
  Change in Unrealized Appreciation /Depreciation                 (164)             881
                                                               -------          -------
  Net Increase in Net Assets Resulting from
    Operations                                                   1,300            2,439
                                                               -------          -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (286)            (434)
  Class B                                                         (358)            (454)
  Class C                                                         (138)            (338)
                                                               -------          -------
                                                                  (782)          (1,226)
                                                               -------          -------
  Realized Gain:
  Class A                                                         (236)             (20)
  Class B                                                         (415)             (24)
  Class C                                                         (119)             (20)
                                                               -------          -------
                                                                  (770)             (64)
                                                               -------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (1,552)          (1,290)
                                                               -------          -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    10,819           12,562
  Distributions Reinvested                                         860              237
  Redeemed                                                     (15,555)          (2,025)
                                                               -------          -------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                             (3,876)          10,774
                                                               -------          -------
  Total Increase (Decrease) in Net Assets                       (4,128)          11,923
NET ASSETS -- Beginning of Period                               22,567           10,644
                                                               -------          -------
NET ASSETS -- End of Period (Including
  undistributed net investment income of $41 and
  $38, respectively.)                                      $    18,439         $ 22,567
                                                               -------          -------
                                                               -------          -------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    274              461
     Distributions Reinvested                                       24               10
     Redeemed                                                     (548)            (101)
                                                               -------          -------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                  (250)             370
                                                               -------          -------
                                                               -------          -------
   Dollars:
     Subscribed                                            $     3,629         $  5,790
     Distributions Reinvested                                      301              131
     Redeemed                                                   (7,228)          (1,282)
                                                               -------          -------
   Net Increase (Decrease)                                 $    (3,298)        $  4,639
                                                               -------          -------
                                                               -------          -------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                    425              397
     Distributions Reinvested                                       33                6
     Redeemed                                                     (337)             (20)
                                                               -------          -------
   Net Increase in Class B Shares Outstanding                      121              383
                                                               -------          -------
                                                               -------          -------
   Dollars:
     Subscribed                                            $     5,615         $  4,971
     Distributions Reinvested                                      411               72
     Redeemed                                                   (4,447)            (249)
                                                               -------          -------
   Net Increase                                            $     1,579         $  4,794
                                                               -------          -------
                                                               -------          -------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    119              144
     Distributions Reinvested                                       12                3
     Redeemed                                                     (289)             (39)
                                                               -------          -------
   Net Increase (Decrease) in Class C Shares
     Outstanding                                                  (158)             108
                                                               -------          -------
                                                               -------          -------
   Dollars:
     Subscribed                                            $     1,575         $  1,800
     Distributions Reinvested                                      148               35
     Redeemed                                                   (3,880)            (494)
                                                               -------          -------
   Net Increase (Decrease)                                 $    (2,157)        $  1,341
                                                               -------          -------
                                                               -------          -------
---------------------------------------------------------------------------------------

-----------
         106
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                           INTERNATIONAL MAGNUM FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED  JULY 1, 1996* TO
                                                     DECEMBER 31, 1997     JUNE 30, 1997
                                                                 (000)             (000)
----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $         7         $     170
  Net Realized Gain (Loss)                                        (426)              770
  Change in Unrealized Appreciation /Depreciation               (5,990)            4,184
                                                               -------           -------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                             (6,409)            5,124
                                                               -------           -------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (488)              (52)
  Class B                                                         (330)              (45)
  Class C                                                          (53)              (43)
                                                               -------           -------
                                                                  (871)             (140)
                                                               -------           -------
  Net Realized Gain:
  Class A                                                          (33)               (4)
  Class B                                                          (31)               (4)
  Class C                                                           (9)               (4)
                                                               -------           -------
                                                                   (73)              (12)
                                                               -------           -------
  Net Decrease in Net Assets Resulting from
    Distributions                                                 (944)             (152)
                                                               -------           -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    53,554            47,034
  Distributions Reinvested                                         849                50
  Redeemed                                                     (16,493)           (2,724)
                                                               -------           -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  37,910            44,360
                                                               -------           -------
  Total Increase in Net Assets                                  30,557            49,332
NET ASSETS -- Beginning of Period                               49,332                --
                                                               -------           -------
NET ASSETS -- End of Period (Including
  undistributed (distributions in excess of) net
  investment income of $(97) and $30,
  respectively.)                                           $    79,889         $  49,332
                                                               -------           -------
                                                               -------           -------
----------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  1,800             1,722
     Distributions Reinvested                                       38                 1
     Redeemed                                                     (502)             (144)
                                                               -------           -------
   Net Increase in Class A Shares Outstanding                    1,336             1,579
                                                               -------           -------
                                                               -------           -------
   Dollars:
     Subscribed                                            $    24,479         $  21,512
     Distributions Reinvested                                      473                14
     Redeemed                                                   (6,583)           (1,786)
                                                               -------           -------
   Net Increase                                            $    18,369         $  19,740
                                                               -------           -------
                                                               -------           -------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,712             1,321
     Distributions Reinvested                                       26                 2
     Redeemed                                                     (373)               (6)
                                                               -------           -------
   Net Increase in Class B Shares Outstanding                    1,365             1,317
                                                               -------           -------
                                                               -------           -------
   Dollars:
     Subscribed                                            $    23,249         $  16,670
     Distributions Reinvested                                      322                18
     Redeemed                                                   (4,938)              (73)
                                                               -------           -------
   Net Increase                                            $    18,633         $  16,615
                                                               -------           -------
                                                               -------           -------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    429               728
     Distributions Reinvested                                        4                 1
     Redeemed                                                     (372)              (67)
                                                               -------           -------
   Net Increase in Class C Shares Outstanding                       61               662
                                                               -------           -------
                                                               -------           -------
   Dollars:
     Subscribed                                            $     5,826         $   8,852
     Distributions Reinvested                                       54                18
     Redeemed                                                   (4,972)             (865)
                                                               -------           -------
   Net Increase                                            $       908         $   8,005
                                                               -------           -------
                                                               -------           -------
----------------------------------------------------------------------------------------
* Commencement of operations

                                                         -----------------------
                                                                    107
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     1,871         $  5,375
  Net Realized Gain (Loss)                                          (1)               8
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                   1,870            5,383
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income                                         (1,878)          (5,375)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   150,181          359,068
  Distributions Reinvested                                       1,788            4,349
  Redeemed                                                    (193,732)        (414,635)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions                                 (41,763)         (51,218)
                                                            ----------  ---------------
  Total Decrease in Net Assets                                 (41,771)         (51,210)
NET ASSETS -- Beginning of Period                               94,768          145,978
                                                            ----------  ---------------
NET ASSETS -- End of Period (Including
  distributions in excess of net investment income
  of $(7) and $0, respectively)                            $    52,997         $ 94,768
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Shares
     Subscribed                                                150,181          359,068
     Distributions Reinvested                                    1,788            4,349
     Redeemed                                                 (193,732)        (414,635)
                                                            ----------  ---------------
   Net Decrease in Shares Outstanding                          (41,763)         (51,218)
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

-----------
         108
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
                                  (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                     DECEMBER 31, 1997    JUNE 30, 1997
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $     4,440         $  8,859
  Net Realized Gain                                                  6               13
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                   4,446            8,872
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Investment Income                                         (4,508)          (8,859)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   535,228          677,641
  Distributions Reinvested                                       3,865            7,110
  Redeemed                                                    (314,640)        (717,315)
                                                            ----------  ---------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                            224,453          (32,564)
                                                            ----------  ---------------
  Total Increase (Decrease) in Net Assets                      224,391          (32,551)
NET ASSETS -- Beginning of Period                              138,422          170,973
                                                            ----------  ---------------
NET ASSETS -- End of Period (Including
  distributions in excess of net investment income
  of $(68) and $0, respectively)                           $   362,813         $138,422
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Shares:
     Subscribed                                                535,228          677,641
     Distributions Reinvested                                    3,865            7,110
     Redeemed                                                 (314,640)        (717,315)
                                                            ----------  ---------------
   Net Increase (Decrease) in Shares Outstanding               224,453          (32,564)
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    109
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                         GLOBAL EQUITY ALLOCATION FUND
                                  (UNAUDITED)

                                                                       CLASS A
                             --------------------------------------------------------------------------------------------
                               SIX MONTHS                                                                      JANUARY 4,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994            1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.57    $      14.75    $      12.60    $      11.99    $      11.09    $      10.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           0.06            0.10            0.19            0.12            0.10            0.04
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.10)           2.76            2.82            0.67            0.90            1.05
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                      (0.04)           2.86            3.01            0.79            1.00            1.09
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.36)          (0.55)          (0.39)             --           (0.03)             --
  In Excess of Net
    Investment Income                  --              --              --           (0.05)             --              --
  Net Realized Gain                 (1.83)          (0.49)          (0.47)          (0.13)          (0.07)             --
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions               (2.19)          (1.04)          (0.86)          (0.18)          (0.10)             --
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      14.34    $      16.57    $      14.75    $      12.60    $      11.99    $      11.09
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                    (0.07)%         20.61%          24.62%           6.69%           9.02%          10.90%
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     74,593    $     72,704    $     63,706    $     42,586    $     33,425    $     10,434
Ratio of Expenses to
  Average Net Assets                 1.70%**         1.70%           1.70%           1.70%           1.70%           1.70%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 0.73%**         0.59%           0.71%           1.01%           0.98%           1.04%**
Portfolio Turnover Rate                44%             45%             44%             39%             30%             14%
Average Commission Rate #
  Per Share                  $     0.0143    $     0.0021             N/A             N/A             N/A             N/A
  As a Percentage of
    Trade Amount                     0.07%           0.83%            N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.01    $       0.03    $       0.10    $       0.04    $       0.09    $       0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.81%**         1.90%           2.06%           2.03%           2.58%           3.65%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           0.63%**         0.41%           0.35%           0.68%           0.10%          (0.91)%**
-------------------------------------------------------------------------------------------------------------------------

                                               CLASS B
                             --------------------------------------------
                               SIX MONTHS                       AUGUST 1,
                                    ENDED      YEAR ENDED        1995+ TO
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,
AND RATIOS                           1997            1997            1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.15    $      14.46    $      13.01
                             ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.08)          (0.05)           0.30
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.03)           2.73            1.98
                             ------------    ------------    ------------
  Total From Investment
    Operations                      (0.11)           2.68            2.28
                             ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.28)          (0.50)          (0.35)
  In Excess of Net
    Investment Income                  --              --              --
  Net Realized Gain                 (1.83)          (0.49)          (0.48)
                             ------------    ------------    ------------
  Total Distributions               (2.11)          (0.99)          (0.83)
                             ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      13.93    $      16.15    $      14.46
                             ------------    ------------    ------------
                             ------------    ------------    ------------
TOTAL RETURN (1)                    (0.52)%         19.64%          18.08%
                             ------------    ------------    ------------
                             ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     58,639    $     38,962    $     14,786
Ratio of Expenses to
  Average Net Assets                 2.45%**         2.45%           2.45%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.02)%**        (0.11)%         0.45%**
Portfolio Turnover Rate                44%             45%             44%
Average Commission Rate #
  Per Share                  $     0.0143    $     0.0021             N/A
  As a Percentage of
    Trade Amount                     0.07%           0.83%            N/A
------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.40    $       0.09    $       0.22
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.56%**         2.65%           2.81%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (0.12)%**        (0.30)%         0.09%**
--------------------------------------------------------------------------------------------------------

                                                                           CLASS C
                              -------------------------------------------------------------------------------------------------
                                SIX MONTHS                                                                           JANUARY 4,
                                     ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED            1993*
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,      TO JUNE 30,
AND RATIOS                            1997             1997             1996             1995             1994             1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      16.24     $      14.49     $      12.43     $      11.90     $      11.05     $      10.00
                              ------------     ------------     ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                            0.00++          (0.03)            0.12             0.04             0.06             0.01
  Net Realized and
    Unrealized Gain
    (Loss)                           (0.10)            2.73             2.75             0.65             0.86             1.04
                              ------------     ------------     ------------     ------------     ------------     ------------
  Total From Investment
    Operations                       (0.10)            2.70             2.87             0.69             0.92             1.05
                              ------------     ------------     ------------     ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income              (0.24)           (0.46)           (0.33)              --               --               --
  In Excess of Net
    Investment Income                   --               --               --            (0.03)              --               --
  Net Realized Gain                  (1.83)           (0.49)           (0.48)           (0.13)           (0.07)              --
                              ------------     ------------     ------------     ------------     ------------     ------------
  Total Distributions                (2.07)           (0.95)           (0.81)           (0.16)           (0.07)              --
                              ------------     ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $      14.07     $      16.24     $      14.49     $      12.43     $      11.90     $      11.05
                              ------------     ------------     ------------     ------------     ------------     ------------
                              ------------     ------------     ------------     ------------     ------------     ------------
TOTAL RETURN (1)                     (0.42)%          19.69%           23.65%            5.84%            8.34%           10.50%
                              ------------     ------------     ------------     ------------     ------------     ------------
                              ------------     ------------     ------------     ------------     ------------     ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     80,036     $     78,199     $     63,025     $     40,460     $     29,892     $      6,995
Ratio of Expenses to
  Average Net Assets                  2.45%**          2.45%            2.45%            2.45%            2.45%            2.45%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 (0.02)%**        (0.16)%          (0.04)%           0.25%            0.23%            0.29%**
Portfolio Turnover Rate                 44%              45%              44%              39%              30%              14%
Average Commission Rate #
  Per Share                   $     0.0143     $     0.0021              N/A              N/A              N/A              N/A
  As a Percentage of
    Trade Amount                      0.07%            0.83%             N/A              N/A              N/A              N/A
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income     $       0.01     $       0.03     $       1.16     $       0.05     $       0.12     $       0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.56%**          2.65%            2.81%            2.78%            3.34%            4.40%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (0.11)%**        (0.34)%          (0.40)%          (0.08)%          (0.66)%          (1.66)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount per share is less than $0.01.
(1) Total return is calculated exclusive sale charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

------------------
         110
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND
                                  (UNAUDITED)

                                                 CLASS A              CLASS B              CLASS C
                                            -----------------    -----------------    -----------------
                                            OCTOBER 29, 1997*    OCTOBER 29, 1997*    OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS          DECEMBER 31, 1997    DECEMBER 31, 1997    DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $           10.00    $           10.00    $           10.00
                                                      -------    -----------------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.02                 0.00+                0.00+
  Net Realized and Unrealized (Loss)                    (0.09)               (0.09)               (0.09)
                                                      -------    -----------------              -------
  Total From Investment Operations                      (0.07)               (0.09)               (0.09)
                                                      -------    -----------------              -------
DISTRIBUTIONS
  Net Investment Income                                 (0.02)               (0.00)+              (0.00)+
                                                      -------    -----------------              -------
  Total Distributions                                   (0.02)                0.00+                0.00+
                                                      -------    -----------------              -------
NET ASSET VALUE, END OF PERIOD              $            9.91    $            9.91    $            9.91
                                                      -------    -----------------              -------
                                                      -------    -----------------              -------
TOTAL RETURN (1)                                        (0.74)%              (0.86)%              (0.86)%
                                                      -------    -----------------              -------
                                                      -------    -----------------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)           $          55,372    $         467,465    $          45,801
Ratio of Expenses to Average Net Assets                  1.56%**              2.31%**              2.31%**
Ratio of Net Investment Income to
  Average Net Assets                                     0.92%**              0.24%**              0.25%**
Portfolio Turnover Rate                                     0%                   0%                   0%
Average Commission Rate                     $          0.0099    $          0.0099    $          0.0099
As a Percentage of Trade Amount                          0.07%                0.07%                0.07%
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income                                  $              --    $              --    $              --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                           --                   --                   --
  Net Investment Income to Average Net
    Assets                                                 --                   --                   --

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

                                                         -----------------------
                                                                    111
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                            GLOBAL FIXED INCOME FUND
                                  (UNAUDITED)

                                                                       CLASS A
                             --------------------------------------------------------------------------------------------
                               SIX MONTHS                                                                      JANUARY 4,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994            1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       9.95    $       9.94    $      10.23    $       9.53    $      10.55    $      10.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.19            0.44            0.53            0.56            0.52            0.25
  Net Realized and
    Unrealized Gain
    (Loss)                           0.04           (0.02)          (0.01)           0.50           (0.42)           0.55
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                       0.23            0.42            0.52            1.06            0.10            0.80
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.20)          (0.35)          (0.79)          (0.36)          (0.50)          (0.25)
  In Excess of Net
    Investment Income                  --           (0.06)          (0.02)             --           (0.12)             --
  Net Realized Gain                 (0.05)             --              --              --           (0.47)             --
  In Excess of Net
    Realized Gain                      --              --              --              --           (0.03)             --
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions               (0.25)          (0.41)          (0.81)          (0.36)          (1.12)          (0.25)
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       9.93    $       9.95    $       9.94    $      10.23    $       9.53    $      10.55
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                     2.39%           4.27%           5.20%          11.41%           0.41%           8.02%
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $      5,851    $      6,407    $      7,432    $     11,092    $     10,369    $      6,633
Ratio of Expenses to
  Average Net Assets                 1.45%**         1.45%           1.45%           1.45%           1.45%           1.45%**
Ratio of Net Investment
  Income to Average Net
  Assets                             3.84%**         4.40%           5.02%           5.84%           4.70%           5.00%**
Portfolio Turnover Rate                37%            170%            223%            169%            168%             55%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.09    $       0.12    $       0.07    $       0.07    $       0.11    $       0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.23%**         2.57%           2.16%           2.22%           2.48%           2.88%**
  Net Investment Income
    to Average Net Assets            2.10%**         3.25%           4.31%           5.07%           3.67%           3.57%**
-------------------------------------------------------------------------------------------------------------------------

                                               CLASS B
                             --------------------------------------------
                               SIX MONTHS                       AUGUST 1,
                                    ENDED      YEAR ENDED        1995+ TO
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,
AND RATIOS                           1997            1997            1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       9.91    $       9.91    $      10.24
                             ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.12            0.41            0.64
  Net Realized and
    Unrealized Gain
    (Loss)                           0.07           (0.07)          (0.26)
                             ------------    ------------    ------------
  Total From Investment
    Operations                       0.19            0.34            0.38
                             ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.17)          (0.29)          (0.69)
  In Excess of Net
    Investment Income                  --           (0.05)          (0.02)
  Net Realized Gain                 (0.05)             --              --
  In Excess of Net
    Realized Gain                      --              --              --
                             ------------    ------------    ------------
  Total Distributions               (0.22)          (0.34)          (0.71)
                             ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       9.88    $       9.91    $       9.91
                             ------------    ------------    ------------
                             ------------    ------------    ------------
TOTAL RETURN (1)                     1.99%           3.48%           3.76%
                             ------------    ------------    ------------
                             ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $      1,539    $      1,716    $      1,440
Ratio of Expenses to
  Average Net Assets                 2.20%**         2.20%           2.20%**
Ratio of Net Investment
  Income to Average Net
  Assets                             3.08%**         3.65%           3.38%**
Portfolio Turnover Rate                37%            170%            223%
------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.07    $       0.13    $       0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.98%**         3.37%           3.57%**
  Net Investment Income
    to Average Net Assets            1.32%**         2.45%           2.01%**
--------------------------------------------------------------------------------------------------------

                                                                       CLASS C
                             --------------------------------------------------------------------------------------------
                               SIX MONTHS                                                                      JANUARY 4,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994            1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       9.90    $       9.90    $      10.20    $       9.54    $      10.56    $      10.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.16            0.39            0.37            0.49            0.43            0.21
  Net Realized and
    Unrealized Gain
    (Loss)                           0.03           (0.05)           0.08            0.47           (0.40)           0.55
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                       0.19            0.34            0.45            0.96            0.03            0.76
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.17)          (0.29)          (0.73)          (0.30)          (0.44)          (0.20)
  In Excess of Net
    Investment Income                  --           (0.05)          (0.02)             --           (0.11)             --
  Net Realized Gain                 (0.05)             --              --              --           (0.47)             --
  In Excess of Net
    Realized Gain                      --              --              --              --           (0.03)             --
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions               (0.22)          (0.34)          (0.75)          (0.30)          (1.05)          (0.20)
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       9.87    $       9.90    $       9.90    $      10.20    $       9.54    $      10.56
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                     1.99%           3.48%           4.47%          10.24%          (0.25)%          7.61%
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $      2,103    $      2,445    $      2,844    $      5,965    $      5,407    $      6,120
Ratio of Expenses to
  Average Net Assets                 2.20%**         2.20%           2.20%           2.20%           2.20%           2.20%**
Ratio of Net Investment
  Income to Average Net
  Assets                             3.09%**         3.65%           4.35%           5.09%           3.95%           4.25%**
Portfolio Turnover Rate                37%            170%            223%            169%            168%             55%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.09    $       0.12    $       0.06    $       0.08    $       0.12    $       0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.98%**         3.35%           2.87%           2.97%           3.29%           3.63%**
  Net Investment Income
    to Average Net Assets            1.35%**         2.48%           3.68%           4.32%           2.86%           2.82%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

------------------
         112
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                               ASIAN GROWTH FUND
                                  (UNAUDITED)

                                                                       CLASS A
                             --------------------------------------------------------------------------------------------
                               SIX MONTHS                                                                        JUNE 23,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994            1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.62    $      17.15    $      16.42    $      15.50    $      12.00    $      12.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Loss               (0.03)          (0.06)          (0.04)             --           (0.03)             --
  Net Realized and
    Unrealized Gain
    (Loss)                          (8.27)          (0.14)           0.77            1.43            3.53              --
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                      (8.30)          (0.20)           0.73            1.43            3.50              --
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Realized Gain                 (0.02)             --              --           (0.49)             --              --
  In Excess of Net
    Realized Gain                      --           (0.33)             --           (0.02)             --              --
                             ------------    ------------    ------------    ------------    ------------    ------------
                                    (0.02)          (0.33)             --           (0.51)             --              --
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       8.30    $      16.62    $      17.15    $      16.42    $      15.50    $      12.00
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                   (49.96)%         (1.10)%          4.45%           9.50%          29.17%           0.00%
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     63,990    $    175,448    $    248,009    $    178,667    $    138,212    $     11,770
Ratio of Expenses to
  Average Net Assets                 1.97%**         1.84%           1.88%           1.90%           1.90%           1.90%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.91)%**        (0.31)%        (0.16)%          0.04%          (0.24)%         (0.81)%**
Portfolio Turnover Rate                71%             74%             38%             34%             34%              0%
Average Commission Rate #
  Per Share                  $     0.0088    $     0.0110             N/A             N/A             N/A             N/A
  As a Percentage of
    Trade Amount                     0.41%           0.51%            N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During
  the Period
  Per Share Benefit to
    Net Investment Loss      $         --    $         --    $         --    $         --    $       0.03    $       0.01
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             --              --              --              --            2.17%          11.83%**
  Net Investment Income
    (Loss) to Average Net
    Assets                             --              --              --              --           (0.51)%        (10.74)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                            1.89%**           --              --              --              --              --
-------------------------------------------------------------------------------------------------------------------------

                                               CLASS B
                             --------------------------------------------
                               SIX MONTHS                       AUGUST 1,
                                    ENDED      YEAR ENDED           1995+
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.17    $      16.81    $      16.51
                             ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Loss               (0.13)          (0.15)          (0.03)
  Net Realized and
    Unrealized Gain
    (Loss)                          (7.98)          (0.16)           0.33
                             ------------    ------------    ------------
  Total From Investment
    Operations                      (8.11)          (0.31)           0.30
                             ------------    ------------    ------------
DISTRIBUTIONS
  Net Realized Gain                 (0.02)             --              --
  In Excess of Net
    Realized Gain                      --           (0.33)             --
                             ------------    ------------    ------------
                                    (0.02)          (0.33)             --
                             ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       8.04    $      16.17    $      16.81
                             ------------    ------------    ------------
                             ------------    ------------    ------------
TOTAL RETURN (1)                   (50.17)%         (1.79)%          1.82%
                             ------------    ------------    ------------
                             ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     27,558    $     62,786    $     52,853
Ratio of Expenses to
  Average Net Assets                 2.72%**         2.59%           2.61%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (1.64)%**        (1.04)%        (0.52%)**
Portfolio Turnover Rate                71%             74%             38%
Average Commission Rate #
  Per Share                  $     0.0088    $     0.0110             N/A
  As a Percentage of
    Trade Amount                     0.41%           0.51%            N/A
----------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During
  the Period
  Per Share Benefit to
    Net Investment Loss      $         --    $         --    $         --
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             --              --              --
  Net Investment Income
    (Loss) to Average Net
    Assets                             --              --              --
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                            2.64%**           --              --
------------------------------------------------------------------------------------------------------

                                                                       CLASS C
                             --------------------------------------------------------------------------------------------
                               SIX MONTHS                                                                        JUNE 23,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994            1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.14    $      16.78    $      16.19    $      15.40    $      12.00    $      12.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Loss               (0.25)          (0.24)          (0.13)          (0.12)          (0.10)             --
  Net Realized and
    Unrealized Gain
    (Loss)                          (7.84)          (0.07)           0.72            1.42            3.50              --
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                      (8.09)          (0.31)           0.59            1.30            3.40              --
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Realized Gain                 (0.02)             --              --           (0.49)             --              --
  In Excess of Net
    Realized Gain                      --           (0.33)             --           (0.02)             --              --
                             ------------    ------------    ------------    ------------    ------------    ------------
                                    (0.02)          (0.33)             --           (0.51)             --              --
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       8.03    $      16.14    $      16.78    $      16.19    $      15.40    $      12.00
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                   (50.14)%         (1.79)%          3.64%           8.71%          28.33%           0.00%
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     37,979    $    114,460    $    168,070    $    139,497    $    116,889    $      8,491
Ratio of Expenses to
  Average Net Assets                 2.72%**         2.59%           2.63%           2.63%           2.65%           2.65%**
Ratio of Net Investment
  (Loss) to Average Net
  Assets                            (1.65)%**        (1.06)%        (0.94)%        (0.77%)          (0.99)%         (1.56)%**
Portfolio Turnover Rate                71%             74%             38%             34%             34%              0%
Average Commission Rate #
  Per Share                  $     0.0088    $     0.0110             N/A             N/A             N/A             N/A
  As a Percentage of
    Trade Amount                     0.41%           0.51%            N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Loss      $         --    $         --    $         --    $         --    $       0.03    $       0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             --              --              --              --            2.92%          12.64%**
  Net Investment Income
    (Loss) to Average Net
    Assets                             --              --              --              --           (1.26)%        (11.55)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                            2.64%**           --              --              --              --              --

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for a periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                                                         -----------------------
                                                                    113
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                              AMERICAN VALUE FUND
                                  (UNAUDITED)

                                                               CLASS A
                             ----------------------------------------------------------------------------
                               SIX MONTHS                                                     OCTOBER 18,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.59    $      14.63    $      12.89    $      11.70    $      12.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                           0.03            0.20            0.27            0.27            0.17
  Net Realized and
    Unrealized Gain
    (Loss)                           2.87            4.05            1.94            1.44           (0.30)
                             ------------    ------------    ------------    ------------    ------------
  Total from Investment
    Operations                       2.90            4.25            2.21            1.71           (0.13)
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.04)          (0.20)          (0.27)          (0.28)          (0.17)
  In Excess of Net
    Investment Income                  --           (0.00)++        (0.01)             --              --
  Net Realized Gain                 (1.04)          (1.09)          (0.19)          (0.24)             --
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions               (1.08)          (1.29)          (0.47)          (0.52)          (0.17)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      19.41    $      17.59    $      14.63    $      12.89    $      11.70
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                    16.66%          30.68%          17.41%          15.01%          (1.12)%
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    106,826    $     34,331    $     19,674    $     20,675    $     10,717
Ratio of Expenses to
  Average Net Assets                 1.50%**         1.50%           1.50%           1.50%           1.50%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.05)%**         1.25%          1.90%           2.29%           2.14%**
Portfolio Turnover Rate                82%             73%             41%             23%             17%
Average Commission Rate #    $     0.0528    $     0.0452             N/A             N/A             N/A
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.03    $       0.04    $       0.04    $       0.05    $       0.08
Ratios Before Expense
  Limitation:
Expenses to Average Net
  Assets                             1.57%**         1.76%           1.81%           1.96%           2.48%**
  Net Investment Income
    to Average Net Assets           (0.13)%**         0.98%          1.59%           1.83%           1.16%**
---------------------------------------------------------------------------------------------------------

                                               CLASS B
                             --------------------------------------------
                               SIX MONTHS                       AUGUST 1,
                                    ENDED      YEAR ENDED        1995+ TO
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,
AND RATIOS                           1997            1997            1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.59    $      14.63    $      13.37
                             ------------    ------------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.12)           0.09            0.15
  Net Realized and
    Unrealized Gain
    (Loss)                           2.94            4.05            1.46
                             ------------    ------------          ------
  Total from Investment
    Operations                       2.82            4.14            1.61
                             ------------    ------------          ------
DISTRIBUTIONS
  Net Investment Income             (0.01)          (0.09)          (0.15)
  In Excess of Net
    Investment Income                  --           (0.00)++        (0.01)
  Net Realized Gain                 (1.04)          (1.09)          (0.19)
                             ------------    ------------          ------
  Total Distributions               (1.05)          (1.18)          (0.35)
                             ------------    ------------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      19.36    $      17.59    $      14.63
                             ------------    ------------          ------
                             ------------    ------------          ------
TOTAL RETURN (1)                    16.25%          29.77%          12.29%
                             ------------    ------------          ------
                             ------------    ------------          ------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    107,301    $     15,331    $      2,485
Ratio of Expenses to
  Average Net Assets                 2.25%**         2.25%           2.25%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.76)%**         0.40%          1.18%**
Portfolio Turnover Rate                82%             73%             41%
Average Commission Rate #    $     0.0528    $     0.0452             N/A
------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.01    $       0.06    $       0.04
Ratios Before Expense
  Limitation:
Expenses to Average Net
  Assets                             2.32%**         2.48%           2.61%**
  Net Investment Income
    to Average Net Assets           (0.85)%**         0.14%          0.82%**
--------------------------------------------------------------------------------------------------------

                                                               CLASS C
                             ----------------------------------------------------------------------------
                               SIX MONTHS                                                     OCTOBER 18,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1993*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.59    $      14.64    $      12.89    $      11.69    $      12.00
                             ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.04)           0.08            0.16            0.17            0.11
  Net Realized and
    Unrealized Gain
    (Loss)                           2.86            4.05            1.94            1.44           (0.31)
                             ------------    ------------    ------------    ------------    ------------
  Total from Investment
    Operations                       2.82            4.13            2.10            1.61           (0.20)
                             ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.01)          (0.09)          (0.15)          (0.17)          (0.11)
  In Excess of Net
    Investment Income                  --           (0.00)++        (0.01)             --              --
  Net Realized Gain                 (1.04)          (1.09)          (0.19)          (0.24)             --
                             ------------    ------------    ------------    ------------    ------------
  Total Distributions               (1.05)          (1.18)          (0.35)          (0.41)          (0.11)
                             ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      19.36    $      17.59    $      14.64    $      12.89    $      11.69
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                    16.24%          29.67%          16.50%          14.13%          (1.70)%
                             ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $     73,122    $     32,425    $     21,193    $     13,867    $      7,237
Ratio of Expenses to
  Average Net Assets                 2.25%**         2.25%           2.25%           2.25%           2.25%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.82)%**         0.49%          1.17%           1.54%           1.39%**
Portfolio Turnover Rate                82%             73%             41%             23%             17%
Average Commission Rate #    $     0.0528    $     0.0452             N/A             N/A             N/A
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.00++  $       0.04    $       0.04    $       0.05    $       0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.32%**         2.47%           2.58%           2.71%           3.28%**
  Net Investment Income
    to Average Net Assets           (0.89)%**         0.22%          0.84%           1.08%           0.36%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

------------------
         114
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                   VALUE FUND
                                  (UNAUDITED)

                                              CLASS A         CLASS B         CLASS C
                                            ------------    ------------    ------------
                                                 JULY 7,         JULY 7,         JULY 7,
                                                   1997*           1997*           1997*
                                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                  1997            1997            1997
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $      10.00    $      10.00    $      10.00
                                            ------------    ------------    ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                             0.03            0.01            0.01
  Net Realized and Unrealized Gain                  0.15            0.14            0.13
                                            ------------    ------------    ------------
  Total From Investment Operations                  0.18            0.15            0.14
                                            ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income                            (0.03)          (0.01)          (0.01)
  Net Realized Gain                                (0.05)          (0.05)          (0.05)
                                            ------------    ------------    ------------
  Total Distributions                              (0.08)          (0.06)          (0.06)
                                            ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD              $      10.10    $      10.09    $      10.08
                                            ------------    ------------    ------------
                                            ------------    ------------    ------------
TOTAL RETURN (1)                                    1.84%           1.51%           1.43%
                                            ------------    ------------    ------------
                                            ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)           $    102,701    $     88,112    $     19,466
Ratio of Expenses to Average Net Assets             1.45%**         2.20%**         2.20%**
Ratio of Net Investment Income to
  Average Net Assets                                1.01%**         0.26%**         0.27%**
Portfolio Turnover Rate                               15%             15%             15%
Average Commission Rate                     $     0.0587    $     0.0587    $     0.0587
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income                                  $       0.01    $       0.01    $       0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    1.78%**         2.53%**         2.53%**
  Net Investment Income to Average Net
    Assets                                          0.70%**         0.06%**         0.06%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

                                                         -----------------------
                                                                    115
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                           WORLDWIDE HIGH INCOME FUND
                                  (UNAUDITED)

                                                               CLASS A
                             ----------------------------------------------------------------------------
                               SIX MONTHS                                                       APRIL 21,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1994*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      14.26    $      12.47    $      11.57    $      12.17    $      12.00
                             ------------    ------------    ------------    ------------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.60            1.25            1.36            1.26            0.18
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.13)           2.30            0.80           (0.52)           0.16
                             ------------    ------------    ------------    ------------          ------
  Total From Investment
    Operations                       0.47            3.55            2.16            0.74            0.34
                             ------------    ------------    ------------    ------------          ------
DISTRIBUTIONS
  Net Investment Income             (0.55)          (1.25)          (1.26)          (1.22)          (0.17)
  Net Realized Gain                 (1.19)          (0.51)             --           (0.12)             --
                             ------------    ------------    ------------    ------------          ------
  Total Distributions               (1.74)          (1.76)          (1.26)          (1.34)          (0.17)
                             ------------    ------------    ------------    ------------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      12.99    $      14.26    $      12.47    $      11.57    $      12.17
                             ------------    ------------    ------------    ------------          ------
                             ------------    ------------    ------------    ------------          ------
TOTAL RETURN (1)                     3.36%          30.29%          19.61%           6.87%           2.86%
                             ------------    ------------    ------------    ------------          ------
                             ------------    ------------    ------------    ------------          ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     82,139    $     76,439    $     41,493    $     14,819    $      6,857
Ratio of Expenses to
  Average Net Assets                 1.43%**         1.52%           1.55%           1.55%           1.55%**
Ratio of Net Investment
  Income to Average Net
  Assets                             8.05%**         9.73%          11.95%          11.53%           8.29%**
Portfolio Turnover Rate                67%            157%            220%            178%             19%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $         --    $         --    $       0.02    $       0.05    $       0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             --              --            1.69%           1.97%           3.23%**
  Net Investment Income
    to Average Net Assets              --              --           11.81%          11.11%           6.61%**
---------------------------------------------------------------------------------------------------------

                                               CLASS B
                             --------------------------------------------
                               SIX MONTHS                       AUGUST 1,
                                    ENDED      YEAR ENDED           1995+
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      14.20    $      12.44    $      11.63
                             ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.47            1.07            1.18
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.06)           2.35            0.72
                             ------------    ------------    ------------
  Total From Investment
    Operations                       0.41            3.42            1.90
                             ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.50)          (1.15)          (1.09)
  Net Realized Gain                 (1.19)          (0.51)             --
                             ------------    ------------    ------------
  Total Distributions               (1.69)          (1.66)          (1.09)
                             ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      12.92    $      14.20    $      12.44
                             ------------    ------------    ------------
                             ------------    ------------    ------------
TOTAL RETURN (1)                     2.96%          29.14%          17.07%
                             ------------    ------------    ------------
                             ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $    103,847    $     78,340    $     26,174
Ratio of Expenses to
  Average Net Assets                 2.18%**         2.27%           2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                             7.30%**         8.86%          12.06%**
Portfolio Turnover Rate                67%            157%            220%
------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $         --    $         --    $       0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             --              --            2.47%**
  Net Investment Income
    to Average Net Assets              --              --           11.89%**
--------------------------------------------------------------------------------------------------------

                                                               CLASS C
                             ----------------------------------------------------------------------------
                               SIX MONTHS                                                       APRIL 21,
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED           1994*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period        $      14.21    $      12.45    $      11.58    $      12.16    $      12.00
                             ------------    ------------    ------------    ------------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.53            1.16            1.30            1.17            0.17
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.12)           2.26            0.77           (0.50)           0.15
                             ------------    ------------    ------------    ------------          ------
  Total From Investment
    Operations                       0.41            3.42            2.07            0.67            0.32
                             ------------    ------------    ------------    ------------          ------
DISTRIBUTIONS
  Net Investment Income             (0.50)          (1.15)          (1.20)          (1.13)          (0.16)
  Net Realized Gain                 (1.19)          (0.51)             --           (0.12)             --
                             ------------    ------------    ------------    ------------          ------
  Total Distributions               (1.69)          (1.66)          (1.20)          (1.25)          (0.16)
                             ------------    ------------    ------------    ------------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      12.93    $      14.21    $      12.45    $      11.58    $      12.16
                             ------------    ------------    ------------    ------------          ------
                             ------------    ------------    ------------    ------------          ------
TOTAL RETURN (1)                     2.88%          29.12%          18.71%           6.20%           2.62%
                             ------------    ------------    ------------    ------------          ------
                             ------------    ------------    ------------    ------------          ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     50,102    $     41,709    $     28,094    $     11,880    $      6,081
Ratio of Expenses to
  Average Net Assets                 2.18%**         2.27%           2.30%           2.30%           2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                             7.31%**         9.04%          11.40%          10.72%           7.54%**
Portfolio Turnover Rate                67%            157%            220%            178%             19%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $         --    $         --    $       0.04    $       0.05    $       0.06
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                             --              --            2.44%           2.74%           4.00%**
  Net Investment Income
    to Average Net Assets              --              --           11.26%          10.28%           5.84%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.

------------------
         116
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                              LATIN AMERICAN FUND
                                  (UNAUDITED)

                                                          CLASS A
                              ---------------------------------------------------------------
                                SIX MONTHS                                            JULY 6,
                                     ENDED       YEAR ENDED       YEAR ENDED            1994*
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                            1997             1997             1996             1995
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      17.39     $      12.63     $       9.08     $      12.00
                              ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           (0.08)            0.02             0.10            (0.02)
  Net Realized and
    Unrealized Gain
    (Loss)                           (0.60)            6.46             3.47            (2.70)
                              ------------     ------------     ------------     ------------
  Total From Investment
    Operations                       (0.68)            6.48             3.57            (2.72)
                              ------------     ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                 --               --            (0.02)              --
  In Excess of Net
    Investment Income                   --            (0.09)              --               --
  Net Realized Gain                  (3.23)           (1.63)              --               --
  Return of Capital                     --               --               --            (0.20)
                              ------------     ------------     ------------     ------------
  Total Distributions                (3.23)           (1.72)           (0.02)           (0.20)
                              ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $      13.48     $      17.39     $      12.63     $       9.08
                              ------------     ------------     ------------     ------------
                              ------------     ------------     ------------     ------------
TOTAL RETURN (1)                     (2.46)%          57.32%           39.35%          (23.07)%
                              ------------     ------------     ------------     ------------
                              ------------     ------------     ------------     ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     66,929     $     84,401     $     18,701     $      7,658
Ratio of Expenses to
  Average Net Assets                  2.30%**          2.24%            2.11%            2.46%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 (1.03)%**        (0.08)%           1.18%           (0.44)%**
Portfolio Turnover Rate                155%             241%             131%             107%
Average Commission Rate #
  Per Share                   $     0.0008     $     0.0006              N/A              N/A
  As a Percentage of
    Trade Amount                      0.26%            0.31%             N/A              N/A
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.01     $       0.10     $       0.09     $       0.13
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.46%**          2.61%            3.28%            4.30%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (1.18)%**        (0.61)%           0.01%           (2.26)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                             2.10%**          2.10%            2.10%            2.10%**
---------------------------------------------------------------------------------------------

                                                 CLASS B
                              ----------------------------------------------
                                SIX MONTHS                         AUGUST 1,
                                     ENDED       YEAR ENDED         1995+ TO
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,
AND RATIOS                            1997             1997             1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      16.99     $      12.45     $       9.58
                              ------------     ------------           ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           (0.07)           (0.03)            0.03
  Net Realized and
    Unrealized Gain
    (Loss)                           (0.63)            6.28             2.84
                              ------------     ------------           ------
  Total From Investment
    Operations                       (0.70)            6.25             2.87
                              ------------     ------------           ------
DISTRIBUTIONS
  Net Investment Income                 --               --               --
  In Excess of Net
    Investment Income                   --            (0.08)              --
  Net Realized Gain                  (3.23)           (1.63)              --
  Return of Capital                     --               --               --
                              ------------     ------------           ------
  Total Distributions                (3.23)           (1.71)              --
                              ------------     ------------           ------
NET ASSET VALUE, END OF
  PERIOD                      $      13.06     $      16.99     $      12.45
                              ------------     ------------           ------
                              ------------     ------------           ------
TOTAL RETURN (1)                     (2.66)%          56.17%           29.26%
                              ------------     ------------           ------
                              ------------     ------------           ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     29,554     $     14,314     $      2,041
Ratio of Expenses to
  Average Net Assets                  3.05%**          2.99%            2.87%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 (1.67)%**        (0.78)%           0.88%**
Portfolio Turnover Rate                155%             241%             131%
Average Commission Rate #
  Per Share                   $     0.0008     $     0.0006              N/A
  As a Percentage of
    Trade Amount                      0.26%            0.31%             N/A
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.01     $       0.02     $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            3.21%**          3.55%            3.89%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (1.85)%**        (1.34)%          (0.14)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                             2.85%**          2.85%            2.85%**
---------------------------------------------------------------------------------------------

                                                       CLASS C
                             ------------------------------------------------------------
                               SIX MONTHS                                         JULY 6,
                                    ENDED      YEAR ENDED      YEAR ENDED           1994*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                           1997            1997            1996            1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      17.01    $      12.43    $       8.99    $      12.00
                             ------------    ------------          ------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.11)          (0.07)           0.04           (0.08)
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.60)           6.31            3.40           (2.73)
                             ------------    ------------          ------          ------
  Total From Investment
    Operations                      (0.71)           6.24            3.44           (2.81)
                             ------------    ------------          ------          ------
DISTRIBUTIONS
  In Excess of Net
    Investment Income                  --           (0.03)             --              --
  Net Realized Gain                 (3.23)          (1.63)             --              --
  Return of Capital                    --              --              --           (0.20)
                             ------------    ------------          ------          ------
  Total Distributions               (3.23)          (1.66)             --           (0.20)
                             ------------    ------------          ------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      13.07    $      17.01    $      12.43    $       8.99
                             ------------    ------------          ------          ------
                             ------------    ------------          ------          ------
TOTAL RETURN (1)                    (2.75)%         56.04%          38.26%         (23.83)%
                             ------------    ------------          ------          ------
                             ------------    ------------          ------          ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     22,730    $     20,345    $      6,780    $      4,085
Ratio of Expenses to
  Average Net Assets                 3.05%**         2.99%           2.86%           3.20%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (1.75)%**        (0.79)%         0.42%          (1.16)%**
Portfolio Turnover Rate               155%            241%            131%            107%
Average Commission Rate #
  Per Share                  $     0.0008    $     0.0006             N/A             N/A
  As a Percentage of
    Trade Amount                     0.26%           0.31%            N/A             N/A
-----------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.01    $       0.05    $       0.12    $       0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.21%**         3.40%           4.06%           5.20%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (1.91)%**        (1.36)%        (0.78)%         (3.16)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense                            2.85%**         2.85%           2.85%           2.85%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995
(1) Total return is calculated exclusive of sales charges or deferred sales charges.Total return for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                                                         -----------------------
                                                                    117
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             EMERGING MARKETS FUND
                                  (UNAUDITED)

                                                          CLASS A
                              ---------------------------------------------------------------
                                SIX MONTHS                                            JULY 6,
                                     ENDED       YEAR ENDED       YEAR ENDED         1994* TO
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,         JUNE 30,
AND RATIOS                            1997             1997             1996             1995
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      13.47     $      12.06     $      10.61     $      12.00
                              ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                           (0.02)            0.01             0.05             0.05
  Net Realized and
    Unrealized Gain
    (Loss)                           (3.01)            1.57             1.44            (1.44)
                              ------------     ------------     ------------     ------------
  Total From Investment
    Operations                       (3.03)            1.58             1.49            (1.39)
                              ------------     ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                 --               --            (0.04)              --
  In Excess of Net
    Investment Income                   --            (0.04)              --               --
  Net Realized Gain                  (1.00)           (0.13)              --               --
                              ------------     ------------     ------------     ------------
  Total Distributions                (1.00)           (0.17)           (0.04)              --
                              ------------     ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                      $       9.44     $      13.47     $      12.06     $      10.61
                              ------------     ------------     ------------     ------------
                              ------------     ------------     ------------     ------------
TOTAL RETURN (1)                    (22.19)%          13.54%           14.16%          (11.58)%
                              ------------     ------------     ------------     ------------
                              ------------     ------------     ------------     ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     95,359     $    119,022     $    114,850     $     26,091
Ratio of Expenses to
  Average Net Assets                  2.20%**          2.21%            2.16%            2.33%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 (0.31)%**        (0.06)%           0.93%            0.81%**
Portfolio Turnover Rate                 58%              82%              42%              32%
Average Commission Rate #
  Per Share                   $     0.0022     $     0.0007              N/A              N/A
  As a Percentage of
    Trade Amount                      0.38%            0.39%             N/A              N/A
---------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.01     $       0.03     $       0.02     $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.40%**          2.41%            2.56%            3.10%**
  Net Investment Income
    (Loss) to Average Net
    Assets                           (0.50)%**        (0.27)%           0.53%            0.04%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense.                            2.15%**          2.15%            2.15%            2.15%**
---------------------------------------------------------------------------------------------

                                                CLASS B
                             ----------------------------------------------
                               SIX MONTHS                         AUGUST 1,
                                    ENDED       YEAR ENDED         1995+ TO
SELECTED PER SHARE DATA      DECEMBER 31,         JUNE 30,         JUNE 30,
AND RATIOS                           1997             1997             1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      13.24     $      11.94     $      10.91
                             ------------     ------------     ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.02)           (0.03)            0.01
  Net Realized and
    Unrealized Gain
    (Loss)                          (2.99)            1.50             1.02
                             ------------     ------------     ------------
  Total From Investment
    Operations                      (3.01)            1.47             1.03
                             ------------     ------------     ------------
DISTRIBUTIONS
  Net Investment Income                --               --               --
  In Excess of Net
    Investment Income                  --            (0.04)              --
  Net Realized Gain                 (1.00)           (0.13)              --
                             ------------     ------------     ------------
  Total Distributions               (1.00)           (0.17)              --
                             ------------     ------------     ------------
NET ASSET VALUE, END OF
  PERIOD                     $       9.23     $      13.24     $      11.94
                             ------------     ------------     ------------
                             ------------     ------------     ------------
TOTAL RETURN (1)                   (22.50)%          12.67%            9.45%
                             ------------     ------------     ------------
                             ------------     ------------     ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     43,549     $     35,966     $     10,416
Ratio of Expenses to
  Average Net Assets                 2.95%**          2.96%            2.91%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (1.04)%**        (0.64)%           0.30%**
Portfolio Turnover Rate                58%              82%              42%
Average Commission Rate #
  Per Share                  $     0.0022     $     0.0007              N/A
  As a Percentage of
    Trade Amount                     0.38%            0.39%             N/A
--------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.01     $       0.01     $       0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.15%**          3.17%            3.31%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (1.25)%**        (0.87)%          (0.10)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense.                           2.90%**          2.90%            2.90%**
---------------------------------------------------------------------------------------------

                                                       CLASS C
                             ------------------------------------------------------------
                               SIX MONTHS                                         JULY 6,
                                    ENDED      YEAR ENDED      YEAR ENDED        1994* TO
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                           1997            1997            1996            1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      13.26    $      11.93    $      10.53    $      12.00
                             ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment (Loss)             (0.07)          (0.08)          (0.01)             --
  Net Realized and
    Unrealized Gain
    (Loss)                          (2.95)           1.55            1.41           (1.47)
                             ------------    ------------    ------------    ------------
  Total From Investment
    Operations                      (3.02)           1.47            1.40           (1.47)
                             ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income                --              --              --              --
  In Excess of Net
    Investment Income                  --           (0.01)             --              --
  Net Realized Gain                 (1.00)          (0.13)             --              --
                             ------------    ------------    ------------    ------------
  Total Distributions               (1.00)          (0.14)             --              --
                             ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       9.24    $      13.26    $      11.93    $      10.53
                             ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------
TOTAL RETURN (1)                   (22.48)%         12.66%          13.30%         (12.25)%
                             ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     39,235    $     57,958    $     43,601    $     22,245
Ratio of Expenses to
  Average Net Assets                 2.95%**         2.96%           2.91%           3.08%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (1.05)%**        (0.79)%        (0.11)%          0.06%**
Portfolio Turnover Rate                58%             82%             42%             32%
Average Commission Rate #
  Per Share                  $     0.0022    $     0.0007             N/A             N/A
  As a Percentage of
    Trade Amount                     0.38%           0.39%            N/A             N/A
-----------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.01    $       0.02    $       0.03    $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           3.15%**         3.17%           3.34%           3.90%**
  Net Investment Income
    (Loss) to Average Net
    Assets                          (1.23)%**        (1.00)%        (0.54)%         (0.76)%**
Ratio of Expenses to
  Average Net Assets
  excluding country tax
  expense.                           2.90%**         2.90%           2.90%           2.90%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

------------------
         118
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             AGGRESSIVE EQUITY FUND
                                  (UNAUDITED)

                                               CLASS A                                         CLASS B
                             --------------------------------------------    --------------------------------------------
                               SIX MONTHS                      JANUARY 2,      SIX MONTHS                      JANUARY 2,
                                    ENDED      YEAR ENDED           1996*           ENDED      YEAR ENDED           1996*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,     TO JUNE 30,    DECEMBER 31,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996            1997            1997            1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.98    $      14.40    $      12.00    $      16.85    $      14.38    $      12.00
                             ------------    ------------    ------------    ------------    ------------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.04)           0.04            0.06           (0.08)          (0.02)           0.03
  Net Realized and
    Unrealized Gain                  2.81            3.95            2.40            2.74            3.86            2.39
                             ------------    ------------    ------------    ------------    ------------          ------
  Total From Investment
    Operations                       2.77            3.99            2.46            2.66            3.84            2.42
                             ------------    ------------    ------------    ------------    ------------          ------
DISTRIBUTIONS
  Net Investment Income                --           (0.06)          (0.06)             --           (0.02)          (0.04)
  Net Realized Gain                 (1.93)          (1.35)             --           (1.93)          (1.35)             --
                             ------------    ------------    ------------    ------------    ------------          ------
  Total Distributions               (1.93)          (1.41)          (0.06)          (1.93)          (1.37)          (0.04)
                             ------------    ------------    ------------    ------------    ------------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      17.82    $      16.98    $      14.40    $      17.58    $      16.85    $      14.38
                             ------------    ------------    ------------    ------------    ------------          ------
                             ------------    ------------    ------------    ------------    ------------          ------
TOTAL RETURN (1)                    16.66%          28.93%          20.52%          16.26%          28.01%          20.18%
                             ------------    ------------    ------------    ------------    ------------          ------
                             ------------    ------------    ------------    ------------    ------------          ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     35,689    $     22,521    $      5,382    $     58,739    $     34,382    $      2,426
Ratio of Expenses to
  Average Net Assets                 1.50%**         1.57%           2.03%**         2.25%**         2.32%           2.67%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (0.43)%**        (0.04)%         1.22%**        (1.17)%**        (0.83)%         0.43%**
Portfolio Turnover Rate               141%            241%            204%            141%            241%            204%
Average Commission Rate #    $     0.0581    $     0.0536             N/A    $     0.0581    $     0.0536             N/A
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.03    $       0.22    $       0.06    $       0.02    $       0.02    $       0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.79%**         2.38%           3.26%**         2.54%**         2.88%           3.79%**
  Net Investment Income
    to Average Net Assets           (0.73)%**        (0.85)%        (0.01)%**        (1.47)%**        (1.43)%        (0.69)%**
Ratio of Expenses to
  Average Net Assets
  excluding dividend
  expense on securities
  sold short                         1.50%**         1.50%           1.50%**         2.25%**         2.25%           2.25%**

                                               CLASS C
                             --------------------------------------------
                               SIX MONTHS                      JANUARY 2,
                                    ENDED      YEAR ENDED           1996*
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,     TO JUNE 30,
AND RATIOS                           1997            1997            1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.83    $      14.37    $      12.00
                             ------------    ------------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                          (0.08)          (0.06)           0.03
  Net Realized and
    Unrealized Gain                  2.75            3.89            2.38
                             ------------    ------------          ------
  Total From Investment
    Operations                       2.67            3.83            2.41
                             ------------    ------------          ------
DISTRIBUTIONS
  Net Investment Income                --           (0.02)          (0.04)
  Net Realized Gain                 (1.93)          (1.35)             --
                             ------------    ------------          ------
  Total Distributions               (1.93)          (1.37)          (0.04)
                             ------------    ------------          ------
NET ASSET VALUE, END OF
  PERIOD                     $      17.57    $      16.83    $      14.37
                             ------------    ------------          ------
                             ------------    ------------          ------
TOTAL RETURN (1)                    16.21%          28.04%          20.10%
                             ------------    ------------          ------
                             ------------    ------------          ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     11,837    $      9,410    $      2,582
Ratio of Expenses to
  Average Net Assets                 2.25%**         2.32%           2.67%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                (1.21)%**        (0.77)%         0.44%**
Portfolio Turnover Rate               141%            241%            204%
Average Commission Rate #    $     0.0581    $     0.0536             N/A
------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense
  Limitation During the
  Period
  Per Share Benefit to
    Net Investment Income    $       0.02    $       0.07    $       0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.54%**         3.23%           3.80%**
  Net Investment Income
    to Average Net Assets           (1.50)%**        (1.67)%        (0.69)%**
Ratio of Expenses to
  Average Net Assets
  excluding dividend
  expense on securities
  sold short                         2.25%**         2.25%           2.25%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                                                         -----------------------
                                                                    119
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             U.S. REAL ESTATE FUND
                                  (UNAUDITED)

                                                 CLASS A
                              ----------------------------------------------
                                SIX MONTHS                      MAY 1, 1996*
                                     ENDED       YEAR ENDED               TO
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,
AND RATIOS                            1997             1997             1996
----------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      16.39     $      12.52     $      12.00
                              ------------     ------------           ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income               0.21             0.37             0.08
  Net Realized and
    Unrealized Gain                   2.02             4.03             0.48
                              ------------     ------------           ------
  Total From Investment
    Operations                        2.23             4.40             0.56
                              ------------     ------------           ------
DISTRIBUTIONS
  Net Investment Income              (0.23)           (0.29)           (0.04)
  Net Realized Gain                  (1.60)           (0.24)              --
                              ------------     ------------           ------
  Total Distributions                (1.83)           (0.53)           (0.04)
                              ------------     ------------           ------
NET ASSET VALUE, END OF
  PERIOD                      $      16.79     $      16.39     $      12.52
                              ------------     ------------           ------
                              ------------     ------------           ------
TOTAL RETURN (1)                     13.83%           35.75%            4.63%
                              ------------     ------------           ------
                              ------------     ------------           ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $     20,768     $     14,827     $      1,829
Ratio of Expenses to
  Average Net Assets                  1.55%**          1.55%            1.55%**
Ratio of Net Investment
  Income to Average Net
  Assets                              2.51%**          2.33%            4.11%**
Portfolio Turnover Rate                 59%             143%               0%
Average Commission Rate #     $     0.0596     $     0.0582              N/A
----------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.05     $       0.16     $       0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.16%**          2.51%            5.58%**
  Net Investment Income
    to Average Net Assets             1.90%**          1.36%            0.08%**
----------------------------------------------------------------------------

                                                CLASS B
                             ----------------------------------------------
                               SIX MONTHS                      MAY 1, 1996*
                                    ENDED       YEAR ENDED               TO
SELECTED PER SHARE DATA      DECEMBER 31,         JUNE 30,         JUNE 30,
AND RATIOS                           1997             1997             1996
-------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      16.36     $      12.52     $      12.00
                             ------------     ------------           ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income              0.10             0.15             0.07
  Net Realized and
    Unrealized Gain                  2.03             4.12             0.48
                             ------------     ------------           ------
  Total From Investment
    Operations                       2.13             4.27             0.55
                             ------------     ------------           ------
DISTRIBUTIONS
  Net Investment Income             (0.16)           (0.19)           (0.03)
  Net Realized Gain                 (1.60)           (0.24)              --
                             ------------     ------------           ------
  Total Distributions               (1.76)           (0.43)           (0.03)
                             ------------     ------------           ------
NET ASSET VALUE, END OF
  PERIOD                     $      16.73     $      16.36     $      12.52
                             ------------     ------------           ------
                             ------------     ------------           ------
TOTAL RETURN (1)                    13.40%           34.58%            4.54%
                             ------------     ------------           ------
                             ------------     ------------           ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                    $     12,764     $      7,120     $      2,197
Ratio of Expenses to
  Average Net Assets                 2.30%**          2.30%            2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                             1.64%**          1.49%            3.35%**
Portfolio Turnover Rate                59%             143%               0%
Average Commission Rate #    $     0.0596     $     0.0582              N/A
----------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.04     $       0.11     $       0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           2.91%**          3.39%            6.34%**
  Net Investment Income
    to Average Net Assets            1.02%**          0.39%           (0.69)%**
----------------------------------------------------------------------------

                                                 CLASS C
                              ----------------------------------------------
                                SIX MONTHS                      MAY 1, 1996*
                                     ENDED       YEAR ENDED               TO
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,
AND RATIOS                            1997             1997             1996
----------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      16.36     $      12.52     $      12.00
                              ------------     ------------           ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income               0.10             0.20             0.07
  Net Realized and
    Unrealized Gain                   2.03             4.07             0.48
                              ------------     ------------           ------
  Total From Investment
    Operations                        2.13             4.27             0.55
                              ------------     ------------           ------
DISTRIBUTIONS
  Net Investment Income              (0.16)           (0.19)           (0.03)
  Net Realized Gain                  (1.60)           (0.24)              --
                              ------------     ------------           ------
  Total Distributions                (1.76)           (0.43)           (0.03)
                              ------------     ------------           ------
NET ASSET VALUE, END OF
  PERIOD                      $      16.73     $      16.36     $      12.52
                              ------------     ------------           ------
                              ------------     ------------           ------
TOTAL RETURN (1)                     13.36%           34.56%            4.54%
                              ------------     ------------           ------
                              ------------     ------------           ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $      3,910     $      2,369     $      1,782
Ratio of Expenses to
  Average Net Assets                  2.30%**          2.30%            2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                              1.66%**          1.46%            3.39%**
Portfolio Turnover Rate                 59%             143%               0%
Average Commission Rate #     $     0.0596     $     0.0582              N/A
----------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.03     $       0.17     $       0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.91%**          3.58%            6.32%**
  Net Investment Income
    to Average Net Assets             1.09%**          0.16%           (0.63)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

------------------
         120
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                HIGH YIELD FUND
                                  (UNAUDITED)

                                                 CLASS A                                            CLASS B
                              ----------------------------------------------     ----------------------------------------------
                                SIX MONTHS                      MAY 1, 1996*       SIX MONTHS                      MAY 1, 1996*
                                     ENDED       YEAR ENDED               TO            ENDED       YEAR ENDED               TO
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,     DECEMBER 31,         JUNE 30,         JUNE 30,
AND RATIOS                            1997             1997             1996             1997             1997             1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $      12.86     $      11.92     $      12.00     $      12.86     $      11.93     $      12.00
                                    ------           ------           ------           ------           ------           ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income               0.64             1.07             0.13             0.45             0.98             0.12
  Net Realized and
    Unrealized Gain
    (Loss)                            0.15             0.99            (0.09)            0.27             0.99            (0.09)
                                    ------           ------           ------           ------           ------           ------
  Total From Investment
    Operations                        0.79             2.06             0.04             0.72             1.97             0.03
                                    ------           ------           ------           ------           ------           ------
DISTRIBUTIONS
  Net Investment Income              (0.51)           (1.07)           (0.12)           (0.47)           (0.99)           (0.10)
  Net Realized Gain                  (0.55)           (0.05)              --            (0.55)           (0.05)              --
                                    ------           ------           ------           ------           ------           ------
  Total Distributions                (1.06)           (1.12)           (0.12)           (1.02)           (1.04)           (0.10)
                                    ------           ------           ------           ------           ------           ------
NET ASSET VALUE, END OF
  PERIOD                      $      12.59     $      12.86     $      11.92     $      12.56     $      12.86     $      11.93
                                    ------           ------           ------           ------           ------           ------
                                    ------           ------           ------           ------           ------           ------
TOTAL RETURN (1)                      6.24%           18.12%            0.29%            5.67%           17.22%            0.21%
                                    ------           ------           ------           ------           ------           ------
                                    ------           ------           ------           ------           ------           ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $      5,644     $      8,980     $      3,907     $      9,931     $      8,617     $      3,421
Ratio of Expenses to
  Average Net Assets                  1.25%**          1.25%            1.25%**          2.00%**          2.00%            2.00%**
Ratio of Net Investment
  Income to Average Net
  Assets                              7.41%**          8.83%            6.85%**          6.70%**          7.99%            6.08%**
Portfolio Turnover Rate                 37%             104%              10%              37%             104%              10%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.06     $       0.10     $       0.04     $       0.05     $       0.10     $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            1.90%**          2.04%            3.51%**          2.65%**          2.82%            4.25%**
  Net Investment Income
    to Average Net Assets             6.76%**          8.04%            4.59%**          5.98%**          7.17%            3.83%**
-------------------------------------------------------------------------------------------------------------------------------

                                                 CLASS C
                              ----------------------------------------------
                                SIX MONTHS                      MAY 1, 1996*
                                     ENDED       YEAR ENDED               TO
SELECTED PER SHARE DATA       DECEMBER 31,         JUNE 30,         JUNE 30,
AND RATIOS                            1997             1997             1996
----------------------------------------------------------------------------
  NET ASSET VALUE,
    BEGINNING OF PERIOD       $      12.86     $      11.93     $      12.00
                                    ------           ------           ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income               0.33             0.99             0.12
  Net Realized and
    Unrealized Gain
    (Loss)                            0.39             0.98            (0.09)
                                    ------           ------           ------
  Total From Investment
    Operations                        0.72             1.97             0.03
                                    ------           ------           ------
DISTRIBUTIONS
  Net Investment Income              (0.47)           (0.99)           (0.10)
  Net Realized Gain                  (0.55)           (0.05)              --
                                    ------           ------           ------
  Total Distributions                (1.02)           (1.04)           (0.10)
                                    ------           ------           ------
NET ASSET VALUE, END OF
  PERIOD                      $      12.56     $      12.86     $      11.93
                                    ------           ------           ------
                                    ------           ------           ------
TOTAL RETURN (1)                      5.66%           17.21%            0.21%
                                    ------           ------           ------
                                    ------           ------           ------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                     $      2,864     $      4,970     $      3,316
Ratio of Expenses to
  Average Net Assets                  2.00%**          2.00%            2.00%**
Ratio of Net Investment
  Income to Average Net
  Assets                              6.52%**          8.03%            6.07%**
Portfolio Turnover Rate                 37%             104%              10%
----------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income     $       0.03     $       0.11     $       0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                            2.65%**          2.88%            4.25%**
  Net Investment Income
    to Average Net Assets             5.89%**          7.15%            3.82%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

                                                         -----------------------
                                                                    121
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                           INTERNATIONAL MAGNUM FUND
                                  (UNAUDITED)

                                       CLASS A                         CLASS B                         CLASS C
                             ----------------------------    ----------------------------    ----------------------------
                               SIX MONTHS         JULY 1,      SIX MONTHS         JULY 1,      SIX MONTHS         JULY 1,
                                    ENDED        1996* TO           ENDED        1996* TO           ENDED        1996* TO
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,    DECEMBER 31,        JUNE 30,    DECEMBER 31,        JUNE 30,
AND RATIOS                           1997            1997            1997            1997            1997            1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $      13.91    $      12.00    $      13.84    $      12.00    $      13.83    $      12.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)                          (0.08)           0.17           (0.12)           0.10           (0.03)           0.06
  Net Realized and
    Unrealized Gain
    (Loss)                          (0.97)           1.88           (0.97)           1.85           (1.05)           1.88
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                      (1.05)           2.05           (1.09)           1.95           (1.08)           1.94
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income             (0.18)          (0.13)          (0.13)          (0.10)          (0.08)          (0.10)
  Net Realized Gain                 (0.01)          (0.01)          (0.01)          (0.01)          (0.01)          (0.01)
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions               (0.19)          (0.14)          (0.14)          (0.11)          (0.09)          (0.11)
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $      12.67    $      13.91    $      12.61    $      13.84    $      12.66    $      13.83
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                    (7.52)%         17.30%          (7.87)%         16.40%          (7.88)%         16.27%
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $     36,918    $     21,961    $     33,824    $     18,215    $      9,147    $      9,156
Ratio of Expenses to
  Average Net Assets                 1.65%**         1.65%           2.40%**         2.40%           2.40%**         2.40%
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets                 0.43%**         1.39%          (0.33)%**         0.54%         (0.31)%**         0.29%
Portfolio Turnover Rate                22%             22%             22%             22%             22%             22%
Average Commission Rate      $     0.0211    $     0.0318    $     0.0211    $     0.0318    $     0.0211    $     0.0318
As a Percentage of Trade
  Amount                             0.23%           0.33%           0.23%           0.33%           0.23%           0.33%
-------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
  Expense Limitation
  During the Period
  Per Share Benefit to
    Net Investment Income    $       0.04    $       0.11    $       0.07    $       0.17    $       0.02    $       0.21
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.84%**         2.50%           2.59%**         3.34%           2.59%**         3.45%
  Net Investment Income
    (Loss) to Average Net
    Assets                           0.23%**         0.52%          (0.53)%**        (0.42)%        (0.48)%**        (0.77)%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

------------------
         122
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                    GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                                  (UNAUDITED)

                               SIX MONTHS
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994            1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       1.00    $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income            0.0235          0.0443          0.0464          0.0448          0.0243          0.0246
  Net Realized and
    Unrealized Gain
    (Loss)                             --              --         (0.0011)             --          0.0011          0.0002
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                     0.0235          0.0443          0.0453          0.0448          0.0254          0.0248
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income           (0.0235)        (0.0443)        (0.0464)        (0.0448)        (0.0243)        (0.0246)
  Net Realized Gain                    --              --         (0.0001)             --         (0.0011)        (0.0002)
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions             (0.0235)        (0.0443)        (0.0465)        (0.0448)        (0.0254)        (0.0248)
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       1.00    $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                     2.37%           4.53%           4.72%           4.58%           2.45%           2.51%
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $     52,997    $     94,768    $    145,978    $     67,505    $    102,551    $    101,736
Ratio of Expenses to
  Average Net Assets                 0.95%*          0.95%           0.95%           0.95%           0.95%           0.95%
Ratio of Net Investment
  Income to Average Net
  Assets                             4.65%*          4.43%           4.68%           4.61%           2.40%           2.50%
-------------------------------------------------------------------------------------------------------------------------
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.24%*          1.27%           1.24%           1.12%           1.22%           1.19%
  Net Investment Income
    to Average Net Assets            4.37%*          4.10%           4.39%           4.44%           2.13%           2.26%

--------------------------------------------------------------------------------

  *  Annualized
(1)  Total returns for periods of less than one year are not annualized.

                                                         -----------------------
                                                                    123
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
                                  (UNAUDITED)

                               SIX MONTHS
                                    ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
SELECTED PER SHARE DATA      DECEMBER 31,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
AND RATIOS                           1997            1997            1996            1995            1994            1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $       1.00    $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income            0.0239          0.0450          0.0463          0.0446          0.0246          0.0243
  Net Realized and
    Unrealized Gain
    (Loss)                             --              --         (0.0006)         0.0001              --          0.0001
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                     0.0239          0.0450          0.0457          0.0447          0.0246          0.0244
                             ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income           (0.0239)        (0.0450)        (0.0463)        (0.0446)        (0.0246)        (0.0243)
  Net Realized Gain                    --              --              --         (0.0001)             --         (0.0001)
                             ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions             (0.0239)        (0.0450)        (0.0463)        (0.0447)        (0.0246)        (0.0244)
                             ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF
  PERIOD                     $       1.00    $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                     2.42%           4.60%           4.72%           4.55%           2.49%           2.47%
                             ------------    ------------    ------------    ------------    ------------    ------------
                             ------------    ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
  (000's)                    $    362,813    $    138,422    $    170,973    $    171,515    $    176,599    $    156,310
Ratio of Expenses to
  Average Net Assets                 0.98%*          0.98%           0.98%           0.98%           0.98%           0.98%
Ratio of Net Investment
  Income to Average Net
  Assets                             4.78%*          4.50%           4.65%           4.45%           2.45%           2.44%
-------------------------------------------------------------------------------------------------------------------------
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                           1.12%*          1.27%           1.22%           1.18%           1.19%           1.20%
  Net Investment Income
    to Average Net Assets            4.65%*          4.20%           4.41%           4.25%           2.24%           2.22%

--------------------------------------------------------------------------------

  *  Annualized
(1)  Total returns for periods of less than one year are not annualized.

------------------
         124
    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER, 31 1997 (UNAUDITED)

--------------------------------------------------------------------------------

Morgan Stanley Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on August 14, 1992 and commenced operations on January 4, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which offers redeemable shares of diversified and non-diversified investment portfolios.

As of December 31, 1997, the Fund had fifteen separate, active investment portfolios: Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Global Equity Fund, Morgan Stanley Global Fixed Income Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley American Value Fund, Morgan Stanley Value Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley Latin American Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Aggressive Equity Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley High Yield Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Government Obligations Money Market Fund and Morgan Stanley Money Market Fund (referred to herein respectively as "Global Equity Allocation Fund," "Global Equity Fund", "Global Fixed Income Fund," "Asian Growth Fund," "American Value Fund," " Value Fund," "Worldwide High Income Fund," "Latin American Fund," "Emerging Markets Fund," "Aggressive Equity Fund," "U.S. Real Estate Fund," "High Yield Fund," "International Magnum Fund," "Government Obligations Money Market Fund" and "Money Market Fund," individually a "Portfolio" and collectively as the "Portfolios").

The Fund currently offers three classes of shares, Class A, Class B and Class C Shares (with the exception of the Government Obligations Money Market and Money Market Funds). Class A shares are sold with a front-end sales charge of up to 5.75% (4.75% for shares sold in the Global Fixed Income Fund, Worldwide High Income Fund and the High Yield Fund). For certain purchases of Class A shares the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the seventh year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

The Value Fund commenced operations on July 7, 1997 and the Global Equity Fund commenced operations on October 29, 1997.

The Board of Trustees has approved the acquisition of the assets and liabilities of the Morgan Stanley U.S. Real Estate Fund, Morgan Stanley Global Fixed Income Fund, and the VKAC Global Equity Fund by the VKAC Real Estate Securities Fund, VKAC Global Government Securities Fund, and the Morgan Stanley Global Equity Allocation Fund, respectively. These transactions, subject to shareholder approval, are expected to be completed by June, 1998.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Government Obligations Money Market and Money Market Funds are stated at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using methods determined by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is each portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net

                                                              ------------------
                                                                    125

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER, 31 1997 (UNAUDITED)

--------------------------------------------------------------------------------

investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

At June 30, 1997, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by U.S. Federal income tax regulations, through the indicated expiration dates:

                                               EXPIRATION DATE
                                                 JUNE 30, 2004
PORTFOLIO                                                (000)
-------------------------------------  -----------------------
Government Obligations Money
  Market.............................  $               90
Money Market.........................                  98

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1996 to June 30, 1997 certain Portfolios incurred and elected to defer until July 1, 1997, for U.S. Federal income tax purposes, net currency and capital losses of approximately:

                                                  CURRENCY
                                               AND CAPITAL
                                                    LOSSES
PORTFOLIO                                            (000)
-------------------------------------  -------------------
Global Fixed Income..................  $              83
Asian Growth.........................              8,841
Latin American.......................                 11
Emerging Markets.....................                223

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

The net assets of certain Portfolios include issuers located in emerging markets. There will be certain considerations and risks of these investments not typically associated with investments in the United States. Changes in currency exchange rates will affect the value of and investment income from such securities. The smaller size of the markets themselves, lesser liquidity and greater volatility contribute to risks in valuation as compared with the U.S. securities markets. Also there is often substantially less publicly available information about these issuers. Emerging markets may be subject to a greater degree of governmental involvement in the economy and greater economic and

-----------------------
         126

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER, 31 1997 (UNAUDITED)

--------------------------------------------------------------------------------

political uncertainty. Accordingly the price which the Fund realizes upon the sale of securities in such markets may not be equal to its value as presented in the financial statements.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts but is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolios sell securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolios are obligated to purchase securities at the market price to replace the borrowed securities at the time of replacement. The Portfolios may have to pay a premium to borrow the securities as well as pay dividends or interests payable on the securities until they are replaced. The Portfolios' obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolios will place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7. PURCHASED OPTIONS: Certain Portfolios may purchase call or put options on their portfolio securities. A Portfolio may purchase call options to protect against an increase in the price of a security it anticipates purchasing. A Portfolio may purchase put options on securities which it holds to protect against a decline in the value of the security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

8. SECURITY LENDING: Certain Portfolios may lend investment securities to qualified institutional investors who borrow securities in order to complete certain transactions. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Portfolios that lend securities receive cash, securities issued or guaranteed by the U.S. Government or letters of credit as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Fund and the remainder is rebated to the borrower of the securities. The net amount of interest earned and interest rebated is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at December 31, 1997 is as follows:

                                               VALUE OF LOANED            VALUE OF
                                                    SECURITIES          COLLATERAL
PORTFOLIO                                                (000)               (000)
-------------------------------------  -----------------------          ----------
Global Equity Allocation.............  $             15,878     $          16,567

                                                              ------------------
                                                                    127

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER, 31 1997 (UNAUDITED)

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At December 31, 1997, the Fund had invested the cash collateral in a repurchase agreement with Goldman Sachs. Such repurchase agreement was collateralized by U.S. Treasury obligations.

Morgan Stanley Trust Company, an affiliate of the Investment Sub-Adviser, administers the security lending program and for its services the Fund incurred fees in the amount of $14,808 for the six months ended December 31, 1997.

9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not exceeding 120 days) after the date of the transaction. Additionally each Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. STRUCTURED SECURITIES: The Worldwide High Income Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. ORGANIZATIONAL COSTS: The organizational costs of the Portfolios are being amortized on a straight line basis over a period of five years beginning with each respective Portfolio's commencement of operations. Van Kampen American Capital, Inc. has agreed that in the event any of its initial shares in a Portfolio which comprised the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

12. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

13. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the
Portfolios:

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains

-----------------------
         128

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER, 31 1997 (UNAUDITED)

--------------------------------------------------------------------------------

or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and generally are limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

Certain Portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the six months is estimated to be a return of capital and is recorded as a reduction of the cost of those securities.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Van Kampen American Capital Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen American Capital, Inc. (an indirect wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.), Morgan Stanley Asset Management, Inc. ("MSAM" or a "Sub-Adviser") a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., and Miller Anderson & Sherred, LLP (a "Sub-Adviser") a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                                                                    CLASS B
                                                                            CLASS A             AND CLASS C
                                                                     MAX. OPERATING          MAX. OPERATING
PORTFOLIO                                      ADVISORY FEE           EXPENSE RATIO           EXPENSE RATIO
-------------------------------------  --------------------  ----------------------  ----------------------
Global Equity Allocation.............               1.00%                 1.70%                   2.45%
Global Equity........................               1.00%                 1.80%                   2.55%
Global Fixed Income..................               0.75%                 1.45%                   2.20%
Asian Growth.........................               1.00%                 1.90%                   2.65%
American Value.......................               0.85%                 1.50%                   2.25%
Value................................               0.80%                 1.45%                   2.20%
Worldwide High Income................               0.75%                 1.55%                   2.30%
Latin American.......................               1.25%                 2.10%                   2.85%
Emerging Markets.....................               1.25%                 2.15%                   2.90%
Aggressive Equity....................               0.90%                 1.50%                   2.25%
U.S. Real Estate.....................               1.00%                 1.55%                   2.30%
High Yield...........................               0.75%                 1.25%                   2.00%
International Magnum.................               0.80%                 1.65%                   2.40%
Government Obligations Money Market..               0.45%                 0.95%                    N/A
Money Market.........................               0.45%                 0.98%                    N/A

C. ADMINISTRATOR: Van Kampen American Capital Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The

                                                              ------------------
                                                                    129

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER, 31 1997 (UNAUDITED)

--------------------------------------------------------------------------------

Chase Manhattan Bank ("Chase"), through its affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer agency services are provided to the Fund by ACCESS Investor Services, Inc., an affiliate of the Adviser.

D. DISTRIBUTOR: Van Kampen American Capital Distributors, Inc. ("the Distributor") a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolios a distribution fee, which is accrued daily and paid quarterly, of an amount of 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of each Portfolio. The Government Obligations Money Market and Money Market Funds pay the Distributor a fee which is accrued daily and paid monthly, up to 0.50%, on an annualized basis, of the average daily net assets of those Portfolios.
The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain purchases; for Class A shares of each Portfolio redeemed less than one year following such purchases and for Class B and Class C shares of each Portfolio redeemed within one to five years following such purchase. For the six months ended December 31, 1997, the Distributor has advised the Fund that it earned initial sales charges of $1,847,924 for Class A shares and deferred sales charges of $27,563, $1,068,171 and $144,849 for Class A shares, Class B shares and Class C shares, respectively.

E. CUSTODIAN: Morgan Stanley Trust Company ("MSTC"), a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

For the six months ended December 31, 1997, the following Portfolios incurred custody fees and had amounts payable to MSTC at December 31, 1997:

                                               MSTC CUSTODY             CUSTODY FEES
                                              FEES INCURRED          PAYABLE TO MSTC
PORTFOLIO                                             (000)                    (000)
-------------------------------------  --------------------  -----------------------
Global Equity Allocation.............  $            108      $               94
Global Equity........................                25                      25
Global Fixed Income..................                 6                       7
Asian Growth.........................               193                     148
Worldwide High Income................                 3                      35
Latin American.......................               134                      93
Emerging Markets.....................               417                     225
International Magnum.................                68                      47

In addition, a Portfolio may earn interest income or incur interest expense relating to cash balances with MSTC.

F. PURCHASES AND SALES: For the six months ended December 31, 1997, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

                                               PURCHASES     SALES
PORTFOLIO                                          (000)     (000)
-------------------------------------  -----------------  --------
Global Equity Allocation.............  $         90,871   $ 97,476
Global Equity........................           551,567         --
Global Fixed Income..................             3,328      4,157
Asian Growth.........................           159,642    225,652
American Value.......................           305,357    137,017
Value................................           195,717     14,190
Worldwide High Income................           182,554    136,599
Latin American.......................           183,655    176,716
Emerging Markets.....................           122,995    111,868
Aggressive Equity....................           136,310    111,569
U.S. Real Estate.....................            28,029     17,304
High Yield...........................             7,313      9,325
International Magnum.................            41,691     12,815

Purchases and sales of long term U.S. Government securities during the six months ended December 31, 1997 occurred in the Global Fixed Income Fund and totaled $242,900 and $573,000, respectively.

G. OTHER: At December 31, 1997, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

-----------------------
         130

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER, 31 1997 (UNAUDITED)

--------------------------------------------------------------------------------

Foreign denominated assets and liabilities, including Portfolio securities and foreign currency holdings, were translated at the following exchange rates as of December 31, 1997:

Argentine Peso................        0.99981    =  $1.00
Australian Dollar.............        1.53504    =  $1.00
Austrian Schilling............       12.63150    =  $1.00
Belgian Franc.................       37.05100    =  $1.00
Brazilian Real................    1,785.00000    =  $1.00
British Pound.................        0.60853    =  $1.00
Canadian Dollar...............        1.42945    =  $1.00
Colombian Peso................    1,296.65000    =  $1.00
Danish Krone..................        6.85190    =  $1.00
Egyptian Pound................        3.40250    =  $1.00
Finnish Markka................        5.45095    =  $1.00
French Franc..................        6.01850    =  $1.00
German Mark...................        1.79895    =  $1.00
Hong Kong Dollar..............        7.74900    =  $1.00
Hungarian Forint..............      203.95500    =  $1.00
Indian Rupee..................       39.20000    =  $1.00
Indonesian Rupiah.............    5,500.00000    =  $1.00
Irish Punt....................        0.70284    =  $1.00
Italian Lira..................    1,769.00000    =  $1.00
Japanese Yen..................      130.47500    =  $1.00
Malaysian Ringgit.............        3.88950    =  $1.00
Mexican Peso..................        8.06000    =  $1.00
Netherlands Guilder...........        2.02765    =  $1.00
New Zealand Dollar............        1.72221    =  $1.00
Pakistan Rupee................       44.00600    =  $1.00
Peruvian Sol..................        2.72550    =  $1.00
Philippine Peso...............       40.50000    =  $1.00
Polish Zloty..................        3.52500    =  $1.00
Portuguese Escudo.............      184.05000    =  $1.00
Singapore Dollar..............        1.68150    =  $1.00
South African Rand............        4.86650    =  $1.00
South Korean Won..............    1,695.00000    =  $1.00
Spanish Peseta................      152.35000    =  $1.00
Swedish Krona.................        7.93990    =  $1.00
Swiss Franc...................        1.46050    =  $1.00
Taiwan Dollar.................       32.62500    =  $1.00
Thai Baht.....................       48.15000    =  $1.00
Turkish Lira..................  207,250.00000    =  $1.00
Venezuelan Bolivar............      504.30000    =  $1.00

During the six months ended December 31, 1997, the Asian Growth Fund, Latin American Fund, Emerging Markets Fund, International Magnum Fund and Global Equity Fund incurred approximately $135,604, $36,936, $32,109, $167 and $112,298, respectively, as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

At December 31, 1997 the Global Equity Allocation Fund and Emerging Markets Fund owned shares of affiliated funds for which the Funds earned dividend income of approximately $195,000 and $87,000, respectively. The Global Equity Allocation Fund and Emerging Markets Fund incurred losses totaling $1,465,000 and $148,000, respectively on sales of shares in affiliated funds during the period.

Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

At December 31, 1997, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were:

                                                                               NET
                                                                      APPRECIATION
                               COST          APPREC.   (DEPREC.)    (DEPRECIATION)
PORTFOLIO                     (000)            (000)       (000)             (000)
-------------------------  --------          -------  ----------   ---------------
Global Equity
  Allocation.............  $193,431  $       25,896   $ (10,926)   $       14,970
Global Equity............   604,967          22,898     (27,757)           (4,859)
Global Fixed Income......     9,310             213        (239)              (26)
Asian Growth.............   158,645           3,651     (37,799)          (34,148)
American Value...........   274,305          27,218     (12,118)           15,100
Value....................   213,532           6,865      (8,407)           (1,542)
Worldwide High Income....   240,047           6,772      (7,271)             (499)
Latin American...........   118,707           9,895      (8,189)            1,706
Emerging Markets.........   189,975          18,835     (49,482)          (30,647)
Aggressive Equity........    98,075           6,945      (1,306)            5,639
U.S. Real Estate.........    37,870           3,316        (185)            3,131
High Yield...............    17,668           1,002        (371)              631
International Magnum.....    82,016           4,242      (6,723)           (2,481)
Government Obligations
  Money Market...........    52,742              --          --                --
Money Market.............   362,669              --          --                --

                                                              ------------------

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                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 MS Aggressive Equity

 VKAC Aggressive Growth

 MS American Value

 VKAC Comstock

 VKAC Emerging Growth

 VKAC Enterprise

 VKAC Equity Income

 VKAC Growth

 VKAC Growth and Income

 VKAC Harbor

 VKAC Pace

 VKAC Real Estate Securities

 MS U.S. Real Estate

 VKAC Utility

 MS Value

INTERNATIONAL/GLOBAL

 MS Asian Growth

 MS Emerging Markets

 MS Global Equity

 VKAC Global Equity

 MS Global Equity Allocation

 VKAC Global Managed Assets

 MS International Magnum

 MS Latin American

FIXED-INCOME FUNDS
INCOME

 VKAC Corporate Bond

 MS Global Fixed Income

 VKAC Global Government Securities

 VKAC Government Securities

 VKAC High Income Corporate Bond

 MS High Yield

 VKAC High Yield

 VKAC Short-Term Global Income

 VKAC Strategic Income

 VKAC U.S. Government

 VKAC U.S. Government Trust for Income

 MS Worldwide High Income

TAX EXEMPT INCOME

 VKAC California Insured Tax Free

 VKAC Florida Insured Tax Free Income

 VKAC High Yield Municipal

 VKAC Insured Tax Free Income

 VKAC Intermediate Term

      Municipal Income

 VKAC Municipal Income

 VKAC New York Tax Free Income

 VKAC Pennsylvania Tax Free Income

 VKAC Tax Free High Income

CAPITAL PRESERVATION

 VKAC Limited Maturity Government

 VKAC Prime Rate Income Trust

 VKAC Reserve

 VKAC Senior Floating Rate

 VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our web site at WWW.VKAC.COM --
   to view prospectuses, select INVESTORS'
   PLACE, then DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VKAC.COM
   and selecting INVESTORS' PLACE

                              MORGAN STANLEY FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley, Dean Witter,
 Discover & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen American Capital, Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, IL 60181

INVESTMENT SUB ADVISERS

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428

DISTRIBUTOR

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 Metrotech Center
Brooklyn, NY 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

Edward C. Wood III
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Ronald A. Nyberg
VICE PRESIDENT AND SECRETARY

Peter W. Hegel
VICE PRESIDENT

Alan T. Sachtleben
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

John L. Sullivan
TREASURER

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

ACCESS Investor Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meahger & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas

New York, New York 10036

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FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 282-4404.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE MORGAN STANLEY FUND, INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.